UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 Special Meeting Proxy Statement

Strategy Inc

JOINT LETTER FROM OUR EXECUTIVE CHAIRMAN AND CHIEF EXECUTIVE OFFICER October 5, 2026

Dear Fellow Stockholder:

On behalf of the Board of Directors and our entire company, we invite you to attend Strategy’s Special Meeting of Stockholders on October 28, 2026, at 10:00 a.m., Eastern Time. This meeting will be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2026SM. This means there will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person at a physical location.

At the Special Meeting, you will be asked to approve amendments to the terms of each of our four U.S.-listed preferred stock instruments—STRF, STRC, STRK and STRD— which form the core of our “Digital Credit” platform, to provide for daily dividends, as well as a related adjournment proposal if necessary to solicit additional votes.

Through our Digital Credit platform, we have established a new market for bitcoin-backed perpetual preferred securities. Following the positive stakeholder feedback we received in response to our move to semi-monthly STRC dividends this June, we believe daily dividends represent the next step in the evolution of our Digital Credit platform.

For holders of our Digital Credit instruments, a daily dividend cadence is intended to enhance liquidity, trading efficiency and reinvestment timing by reducing the time between earning and receiving dividends. We believe these enhancements can also benefit our common stockholders by increasing the attractiveness and utility of our Digital Credit instruments, supporting our ability to access preferred equity capital efficiently and expanding the capital markets toolkit we use to execute our Bitcoin Treasury strategy.

The accompanying Notice of Special Meeting and Proxy Statement contain information about the proposals that will be presented at the Special Meeting and on which you are asked to vote. Whether or not you plan to attend the meeting online, it is important that your shares be represented and voted at the meeting. We encourage you to read the materials carefully and promptly submit your proxy. We thank you for your continued confidence in Strategy, and we look forward to your participation at the Special Meeting.

Very truly yours,
Michael J. Saylor	Phong Q. Le
Chairman of the Board & Executive Chairman	President and Chief Executive Officer

NOTICE OF 2026 SPECIAL MEETING OF STOCKHOLDERS

Date:	Wednesday, October 28, 2026

Time:	10:00 a.m., Eastern Time (“ET”)

Place:	Exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2026SM

Record Date:

September 25, 2026. Only stockholders of record of our common stock (“stockholders of record”) at the close of business on the record date are entitled to receive notice of and to attend and vote at the 2026 Special Meeting of Stockholders (together with any adjournments or postponements thereof, the “Special Meeting”) of Strategy Inc (“Strategy” or the “Company”).

A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of at least 10 days prior to the Special Meeting. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/MSTR2026SM. To inspect the stockholder list before the Special Meeting, stockholders can email our Investor Relations department at ir@strategy.com. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

Proxy Voting:

Your vote is important. Please submit a proxy to vote your shares as soon as possible over the telephone, on the Internet, or by mail by completing, signing, dating, and returning your proxy card or voting instruction form. Submitting your proxy now will not prevent you from voting your shares during the Special Meeting, as your proxy is revocable at your option. We are requesting your vote as to the matters of business set forth below.

Matters of Business:

1.

approve and adopt an amended and restated certificate of designations for each of the Company’s 10.00% Series A Perpetual Strife Preferred Stock (“STRF Stock”), Variable Rate Series A Perpetual Stretch Preferred Stock (“STRC Stock”), 8.00% Series A Perpetual Strike Preferred Stock (“STRK Stock”) and 10.00% Series A Perpetual Stride Preferred Stock (“STRD Stock”) to permit daily dividends (“Proposal 1”); and

2.

approve one or more adjournments of the Special Meeting from time to time if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).

By Order of the Board of Directors,

Thomas C. Chow

Executive Vice President, General Counsel and Secretary

Tysons Corner, Virginia

October 5, 2026

INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS	1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on October 28, 2026	1

Stockholders Entitled to Vote	1

Matters to Be Voted On	1

Votes Required	1

Attending the Special Meeting	2

How to Submit Questions	2

How to Vote	2

List of Registered Stockholders	3

The Effect of Not Casting Your Vote; Broker Non-votes and Abstentions	3

Changing Your Vote and Revoking Your Proxy	4

Costs of Solicitation	4

Householding of Proxy Materials	4

Stockholder Proposals for the 2027 Annual Meeting of Stockholders	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL 1—APPROVAL AND ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS FOR EACH OF THE COMPANY’S 10.00% SERIES A PERPETUAL STRIFE PREFERRED STOCK, VARIABLE RATE SERIES A PERPETUAL STRETCH PREFERRED STOCK, 8.00% SERIES A PERPETUAL STRIKE PREFERRED STOCK AND 10.00% SERIES A PERPETUAL STRIDE PREFERRED STOCK, TO PERMIT DAILY DIVIDENDS	9

Summary	9

Reasons for the Dividend Amendments	10

Transition Between the Current Cadence and New Cadence	10

Comparison of the Dividend Amendments	11

Effectiveness of the Dividend Amendments	18

Forward-Looking Statements and Where You Can Find Additional Information	19

Interests of Directors and Executive Officers	19

Certain Defined Terms	19
PROPOSAL 2—APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING FROM TIME TO TIME IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1	21
OTHER MATTERS	22
ANNEX A	A-1
ANNEX B	B-1
ANNEX C	C-1
ANNEX D	D-1

Strategy | 2026 Proxy Statement	i

INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Strategy Inc (the “Company,” “Strategy,” “we,” or “us”) for use at the Special Meeting of Stockholders (including any adjournment or postponement thereof, the “Special Meeting”) to be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2026SM on Wednesday, October 28, 2026, at 10:00 a.m., Eastern Time (“ET”). We intend to mail this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card on or about October 5, 2026, to all stockholders of record entitled to vote at the Special Meeting. See “Stockholders Entitled to Vote” for additional information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on October 28, 2026

We have elected to utilize the “full set delivery” option of providing paper copies of the proxy materials by mail. The Notice of Special Meeting and this proxy statement are also available at www.proxyvote.com.

Stockholders Entitled to Vote

Common Stock

If you owned shares of our class A common stock, $0.001 par value per share (“Class A Stock”), and/or our class B common stock, $0.001 par value per share (“Class B Stock” and collectively with Class A Stock, the “Common Stock”), at the close of business on September 25, 2026 (the “record date”), you are entitled to vote on all proposals at the Special Meeting. On the record date, there were an aggregate of 402,337,658 shares of our Class A Stock and 19,640,250 shares of our Class B Stock outstanding and entitled to vote. Each share of Class A Stock entitles the holder thereof to one (1) vote on each of the matters to be voted on at the Special Meeting, and each share of Class B Stock entitles the holder thereof to ten (10) votes on each of the matters to be voted on at the Special Meeting.

Other Stockholders Not Entitled to Vote

Our 10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share (“STRF Stock”), Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share (“STRC Stock”), 10.00% Series A Perpetual Stream Preferred Stock, $0.001 par value per share (“STRE Stock”), 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share (“STRK Stock”) and our 10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share (“STRD Stock”) have voting rights with respect only to certain specified matters, but do not have voting rights with respect to any of the matters to be acted on at this Special Meeting.

Matters to Be Voted On

The Special Meeting is being held to:

1.	approve and adopt an amended and restated certificate of designations for each of the STRF Stock, STRC Stock, STRK Stock and STRD Stock to permit daily dividends (“Proposal 1”); and

2.

approve one or more adjournments of the Special Meeting from time to time if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).

Votes Required

The presence of the holders of a majority in voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum is present at the Special Meeting. Shares present virtually during the Special Meeting will be considered shares represented in person at the meeting.

The affirmative vote of the holders of a majority of the voting power of all outstanding Common Stock is required to approve Proposal 1. The affirmative vote of a majority of the votes cast by the holders of Common Stock is required to approve Proposal 2.

Strategy | 2026 Proxy Statement	1

Accordingly, holders of Common Stock may vote FOR, AGAINST or ABSTAIN on each of Proposals 1 and 2.

All validly granted proxies will be voted in accordance with the stockholders’ instructions on the matters set forth in the accompanying Notice of Special Meeting and, if no choice is specified, executed proxies will be voted in accordance with the Board’s recommendations on such matters as set forth in this proxy statement.

Attending the Special Meeting

As with our prior stockholder meetings, we have determined to hold the Special Meeting in virtual format only, with no physical in-person meeting. Stockholders of record as of the record date, or those that hold a valid proxy, may attend the Special Meeting online at www.virtualshareholdermeeting.com/MSTR2026SM. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. If you are not a stockholder of record but hold shares as a beneficial owner in street name, in addition to obtaining a valid proxy from the record holder, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, financial institution, or other nominee, or other similar evidence of ownership. Even if you plan to attend the Special Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

How to Submit Questions

Stockholders of record as of the record date may submit questions in advance of the Special Meeting at www.proxyvote.com using the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. To submit a question before the Special Meeting, it must be received by 5:00 p.m., ET, on October 27, 2026. Stockholders of record as of the record date may also submit questions during the Special Meeting by attending the meeting at www.virtualshareholdermeeting.com/MSTR2026SM using their 16-digit control number. We will try to answer as many stockholder-submitted questions that comply with the meeting rules of conduct as time permits. However, we reserve the right to edit profanity or other inappropriate language and to exclude questions that are not pertinent to Special Meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

We will not be providing a business update at the Special Meeting or discussing matters related to our business or operations. If there are any matters of individual concern to a stockholder or questions not related to the matters to be voted on at the Special Meeting, such matters and questions may be raised separately by contacting our Investor Relations department.

How to Vote

You do not need to attend the Special Meeting to have your shares voted at the Special Meeting. You may submit a proxy to vote your shares over the telephone, on the Internet, or by mail, and your votes will be cast for you at the Special Meeting. This process is described below.

Whether or not you plan to attend the Special Meeting, we urge you to submit a proxy or provide voting instructions to your broker, as applicable, to help ensure that a quorum is present at the Special Meeting and that your vote is counted.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the record date, you may:

•	attend and vote online during the Special Meeting, or

•	submit a proxy.

2	Strategy | 2026 Proxy Statement

You can submit a proxy to vote your shares over the telephone, on the Internet, or by mail as instructed below. Even if you have already submitted a proxy, you may still attend the Special Meeting and vote during the meeting; your vote at the Special Meeting will revoke any earlier submitted proxy.

During the Meeting:

To vote online during the Special Meeting, visit www.virtualshareholdermeeting.com/MSTR2026SM and vote by Internet as instructed. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

Phone:

To submit a proxy by telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Your proxy must be received by 11:59 p.m., ET, on October 27, 2026, to be counted.

Internet:

To submit a proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Your proxy must be received by 11:59 p.m., ET, on October 27, 2026, to be counted.

Proxy Card:

To submit a proxy by mail, simply complete, sign, and date the proxy card and return it promptly in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If we receive your signed proxy card by October 27, 2026, the designated proxy holders will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Financial Institution, or Other Nominee

If, as of the close of business on September 25, 2026, the record date, your shares were held not in your name, but rather in an account at a brokerage firm, financial institution, or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. Follow the instructions from your broker or other agent to provide your voting instructions to help ensure that your shares are voted at the Special Meeting. To attend the Special Meeting and vote online during the Special Meeting, you must follow the instructions provided by your broker, financial institution, or other nominee.

List of Registered Stockholders

A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of at least ten (10) days prior to the Special Meeting. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/MSTR2026SM. To inspect the stockholder list before the Special Meeting, stockholders can email our Investor Relations department at ir@Strategy.com. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

The Effect of Not Casting Your Vote; Broker Non-votes and Abstentions

Stockholder of Record. If you do not vote your shares either by proxy or at the Special Meeting, no votes will be cast on your behalf on any of the matters of business at the Special Meeting. If you abstain from voting or mark your vote “abstain” on your proxy card on Proposal 1, then your shares will have the effect of avote AGAINST Proposal 1. If you abstain from voting or mark your vote “abstain” on your proxy card on Proposal 2, then your shares will not be counted as shares casting votes on Proposal 2, and accordingly will have no effect on the voting on Proposal 2.

Strategy | 2026 Proxy Statement	3

Beneficial Owner. If you abstain from voting or mark your vote “abstain” on your proxy card on Proposal 1, then your shares will have the effect of a vote AGAINST Proposal 1. If you abstain from voting or mark your vote “abstain” on your proxy card on Proposal 2, then your shares will not be counted as shares casting votes on Proposal 2, and accordingly will have no effect on the voting of such proposal.

Generally, broker non-votes occur when shares held by a bank, broker or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the bank, broker or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares. Banks, brokers and other nominees may generally vote uninstructed shares on matters considered “routine,” but may not vote uninstructed shares on matters considered “non-routine.” None of the matters to be presented at the Special Meeting are expected to be considered “routine.” Accordingly, we expect that a bank, broker or other nominee will be unable to vote shares held on behalf of a beneficial owner who has not submitted voting instructions as to Proposal 1 or Proposal 2. Broker non-votes, if any, will have the effect of a vote AGAINST Proposal 1, and will not be counted as shares casting votes on Proposal 2 and accordingly will have no effect on the outcome of Proposal 2.

Changing Your Vote and Revoking Your Proxy

Stockholder of Record. You may revoke any previously granted proxy prior to the closing of the polls at the Special Meeting by (i) submitting a new proxy over the telephone or on the Internet by 11:59 p.m. ET on October 27, 2026, (ii) delivering a written revocation or a subsequently dated and properly completed proxy card to Strategy’s General Counsel at 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182 by 11:59 p.m. ET on October 27, 2026, or (iii) attending the Special Meeting and voting online during the meeting. Attendance at the meeting alone will not revoke a previously submitted proxy.

Beneficial Owner. You may change your voting instructions prior to the closing of the polls at the Special Meeting by (i) submitting new voting instructions to your broker or nominee by following the instructions they provided by 11:59 p.m. ET on October 27, 2026 or (ii) attending the Special Meeting and voting online during the meeting. Attendance at the meeting alone will not revoke a previously submitted proxy.

Costs of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies by telephone and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

Householding of Proxy Materials

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

A number of brokers, financial institutions, and other nominees with account holders who are our stockholders will be householding our proxy materials. Under this practice, a single copy of the Special Meeting materials will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker, financial institution, or other nominee (if you are a beneficial owner) that we or they will be householding communications to your address, householding will continue until you are notified otherwise or until we receive contrary instructions from you or the other stockholder(s) you share an address with. If, at any time, you no longer wish to participate in householding and would prefer to receive separate Special Meeting materials or if you currently receive multiple copies and would like to request householding of your communications, please notify us or your broker, financial institution, or other nominee. You can submit your written request to us at Strategy Inc, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182, Attention: Investor Relations, or by calling 703-848-8600. We will promptly deliver, upon oral or written request, a separate copy of the Special Meeting materials to a stockholder at a shared address to which a single copy of the documents was delivered.

4	Strategy | 2026 Proxy Statement

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

Proposals of stockholders intended to be presented at the 2027 Annual Meeting of Stockholders, including director nominations, must be received by us at our principal offices at Strategy Inc, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182, Attention: General Counsel, by December 29, 2026 for inclusion in the proxy materials for the 2027 Annual Meeting of Stockholders. Strategy suggests that proponents submit their proposals by a nationally recognized overnight courier service.

If a stockholder wishes to present a proposal before the 2027 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must give written notice to the General Counsel of the Company at the address noted above. The General Counsel must receive such notice by March 14, 2027 and, if a stockholder fails to provide such timely notice of a proposal to be presented at the 2027 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

In addition to the above, a stockholder intending to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2027 Annual Meeting of Stockholders must comply with the additional requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including sending notice, no later than April 9, 2027, setting forth the information required by Rule 14a-19(b) to the Company at the address set forth above.

Strategy | 2026 Proxy Statement	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock and Preferred Stock (defined below) as of September 15, 2026, unless otherwise indicated, by:

•	each person who served as a director during the most recently completed fiscal year;

•	each of our named executive officers as defined in Item 402(a)(3) of Regulation S-K; and

•	all current directors and executive officers as a group.

Except as otherwise indicated below, we believe, based on the information furnished to us, that the persons named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to any applicable community property laws. Percentages have been calculated based on 400,856,753 shares of Class A Stock, 19,640,250 shares of Class B Stock, 12,839,689 shares of STRF Stock, 94,558,175 shares of STRC Stock, 14,020,744 shares of STRK Stock and 14,024,221 shares of STRD Stock outstanding as of September 15, 2026.

Any shares of Class A Stock (i) subject to outstanding stock options that are currently exercisable or will become exercisable within 60 days after September 15, 2026, (ii) subject to outstanding restricted stock units (“RSUs”) that will vest within 60 days after September 15, 2026, and (iii) issuable upon conversion of Class B Stock or STRK Stock, are deemed outstanding for the purpose of calculating a director’s or officer’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of September 15, 2026, there were 7,750,000 shares of STRE Stock outstanding. However, none of the individuals in the below table beneficially owned any shares of STRE Stock as of such date. As used in this proxy statement, the term “Preferred Stock” means our STRF Stock, STRC Stock, STRE Stock, STRK Stock and STRD Stock, collectively.

Except as otherwise indicated, the address of each beneficial owner named below is in care of Strategy Inc, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182.

	Beneficial Ownership of Common Stock							Beneficial Ownership of Preferred Stock
	Number of Shares and Percent of Class Owned(1)							Number of Shares and Percent of Class Owned(1)
	Class A Common Stock		Class B Common Stock		Beneficial Ownership Class A Common (Shares)(1)	Beneficial Ownership of Class A Common Stock (% of Class)(1)		STRF Stock		STRC Stock		STRK Stock		STRD Stock
Beneficial Ownership	Shares	% of Class	Shares	% of Class			Total Voting Power (%)(1)	Shares	% of Class	Shares	% of Class	Shares	% of Class	Shares	% of Class

Michael J. Saylor(2)	372,575	*	19,616,680	99.9	19,989,255	4.8	32.9	—	—	—	—	—	—	—	—

Phong Q. Le(3)	1,893,896	*	—	—	1,893,896	*	*	6,000	*	19,195	*	—	—	4,500	*

Andrew Kang(4)	201,513	*	—	—	201,513	*	*	1,500	*	2,800	*	—	—	2,250	*

W. Ming Shao(5)	161,826	*	—	—	161,826	*	*	500	*	15,000	*	—	—	3,527	*

Thomas C. Chow(6)	—	—	—	—	1.1	*	*	—	—	100	*	11	*	—	—

Peter L. Briger Jr.(7)	—	—	—	—	—	—	—	—	—	220,000	*	—	—	—	—

Brian P. Brooks(8)	2,564	*	—	—	2,564	*	*	—	—	—	—	—	—	—	—

Jane A. Dietze(9)	2,564	*	—	—	2,564	*	*	—	—	3,600	*	—	—	—	—

Stephen X. Graham(10)	267,901	*	—	—	267,901	*	*	—	—	—	—	—	—	—	—

Jarrod M. Patten(11)	314,701	*	—	—	314,701	*	*	10,000	*	29,335	*	—	—	5,000	*

Leslie J. Rechan(12)	25,950	*	—	—	25,950	*	*	—	—	—	—	—	—	—	—

Carl J. Rickertsen(13)	18,451	*	—	—	18,451	*	*	—	—	—	—	—	—	—	—

Gregg Winiarski(14)	2,564	*	—	—	2,564	*	*	—	—	10,000	*	—	—	—	—
Total Current Directors and Executive Officers as a Group (10 persons) (15)	3,076,729	*	19,616,680	99.9	22,693,410.1	5.4	33.2	17,500	*	65,030	*	11	*	11,750	*

*	Less than 1.0%.

6	Strategy | 2026 Proxy Statement

(1)

The inclusion of any shares of Common Stock deemed owned or beneficially owned does not constitute an admission of beneficial ownership of those shares. The number of shares and percentage of class owned is calculated for the Class A Stock by treating any shares of Class A Stock subject to outstanding stock options that are currently exercisable or will become exercisable within 60 days after September 15, 2026, and any shares of Class A Stock subject to outstanding RSUs that will vest within 60 days after September 15, 2026 held by each applicable person as outstanding for the purpose of calculating such applicable person’s ownership and percentage ownership of Class A Stock, but shares subject to such outstanding stock options and RSUs are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The number of shares and percentage of class owned for the Class B Stock reflect only outstanding shares of Class B Stock as there are no outstanding rights to acquire Class B Stock and, accordingly, the amounts and percentages of Class B Stock reported as owned are also the amounts and percentages of Class B Stock that are beneficially owned. The number of shares beneficially owned and the beneficial ownership percentage of Class A Stock is calculated on the same basis as the number and percentage of Class A Stock owned, except that the amounts beneficially owned for each applicable person also include any shares of Class A Stock issuable upon conversion of Class B Stock owned by such person, and for the purpose of calculating each applicable person’s beneficial ownership percentage, such shares of Class A Stock issuable upon conversion of Class B Stock are deemed outstanding for purposes of computing the percentage ownership of such person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage of total voting power is calculated by treating the shares of our Class A Stock and Class B Stock together as a single class. Shares of Class A Stock generally have the same rights, including rights to dividends, as shares of Class B Stock, except that shares of Class A Stock have one vote per share while shares of Class B Stock have ten votes per share. Each share of Class B Stock is convertible at any time, at the option of the holder, into one share of Class A Stock. The percentage of total voting power excludes our Preferred Stock (except to the extent shares of STRK Stock, if any, have been included on an as-converted basis in the computation of a person’s number of shares beneficially owned and the beneficial ownership percentage of Class A Stock), certain of which have voting rights with respect only to certain specified matters. Each share of STRK Stock is convertible on any business day into shares of Class A Stock (together, if applicable, with cash in lieu of any fractional share of Class A Stock) at the then-applicable conversion rate as of September 15, 2026, which was 0.1 shares of Class A Stock per share of STRK Stock.

(2)

Mr. Saylor’s holdings of Common Stock consist of (i) 19,616,680 shares of Class B Stock owned by Alcantara LLC, which is wholly owned by Mr. Saylor, and (ii) 372,575 shares of Class A Stock held by a charitable foundation for which Mr. Saylor serves as the sole trustee and as to which he disclaims beneficial ownership.

(3)

Mr. Le’s holdings of Common Stock consist of (i) 126,323 shares of Class A Stock held by Mr. Le directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 1,767,573 shares of Class A Stock (which includes options to purchase 101,765.55 shares of Class A Stock held by Mr. Le indirectly through the Carrie & Phong Le 2024 Legacy Trust, of which Mr. Le’s spouse is the trustee, and Mr. Le’s and his spouse’s descendants are beneficiaries). Mr. Le’s holdings of Preferred Stock consist of (i) 6,000 shares of STRF Stock held by Mr. Le directly, (ii) 8,009 shares of STRC Stock held by Mr. Le directly, (iii) 121 shares, 32 shares and 33 shares of STRC Stock held by Mr. Le in each case indirectly through one of his children, (iv) 11,000 shares of STRC Stock held by Mr. Le indirectly through the Phong Le Revocable Trust, of which Mr. Le is the trustee and beneficiary and (v) 4,500 shares of STRD Stock held by Mr. Le directly.

(4)

Mr. Kang’s holdings of Common Stock consist of (i) 71,044 shares of Class A Stock held by Mr. Kang directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 130,469 shares of Class A Stock. Mr. Kang’s holdings of Preferred Stock consist of (i) 1,500 shares of STRF Stock held by Mr. Kang directly, (ii) 2,800 shares of STRC Stock held by Mr. Kang directly and (iii) 2,250 shares of STRD Stock held by Mr. Kang directly.

(5)

Mr. Shao’s holdings of Common Stock consist of 161,826 shares of Class A Stock held by Mr. Shao directly. Mr. Shao’s holdings of Preferred Stock consist of (i) 500 shares of STRF Stock held by Mr. Shao directly, (ii) 15,000 shares of STRC Stock held by Mr. Shao directly and (iii) 3,527 shares of STRD Stock held by Mr. Shao directly. Mr. Shao retired as Executive Vice President, General Counsel and Secretary on December 1, 2025 and transitioned to a non-executive employee advisory role from December 1, 2025 through December 31, 2025, his last day with the Company. As such, Mr. Shao’s holdings reported herein are based on the information provided to us by Mr. Shao on April 13, 2026.

(6)

Mr. Chow’s holdings of Common Stock consist of 1.1 shares of Class A Stock potentially issuable upon conversion of 11 shares of STRK Stock held by Mr. Chow directly. Mr. Chow’s holdings of Preferred Stock consist of (i) 100 shares of STRC Stock held by Mr. Chow directly and (ii) 11 shares of STRK Stock held by Mr. Chow directly.

(7)

Mr. Briger’s holdings of Preferred Stock consist of 220,000 shares of STRC Stock held by Mr. Briger indirectly through 726 BF LLC, a limited liability company as to which Mr. Briger serves as manager and disclaims beneficial ownership except to the extent of his pecuniary interest therein. Mr. Briger’s term as a member of the Board concluded immediately following the conclusion of our 2026 Annual Meeting of Stockholders held on Monday, June 8, 2026, and he has not filed a Section 16 report reporting his holdings of Common Stock and/or Preferred Stock since such date. As such, Mr. Briger’s holdings reported herein are based on information provided to the Company by Mr. Briger on April 10, 2026, as supplemented by his Form 4 filed with the SEC on June 2, 2026 and Company records.

(8)

Mr. Brooks’ holdings of Common Stock consist of (i) 1,092 shares of Class A Stock held by Mr. Brooks directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 1,472 shares of Class A Stock.

(9)

Ms. Dietze’s holdings of Common Stock consist of (i) 1,092 shares of Class A Stock held by Ms. Dietze directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 1,472 shares of Class A Stock. Ms. Dietze’s holdings of Preferred Stock consist of 3,600 shares of STRC Stock held by Ms. Dietze directly.

(10)

Mr. Graham’s holdings of Common Stock consist of (i) 8,356 shares of Class A Stock held by Mr. Graham directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 259,545 shares of Class A Stock.

(11)

Mr. Patten’s holdings of Common Stock consist of (i) 28,406 shares of Class A Stock held by Mr. Patten directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 286,295 shares of Class A Stock. Mr. Patten’s holdings of Preferred Stock consist of (i) 10,000 shares of STRF Stock held by Mr. Patten directly, (ii) 29,335 shares of STRC Stock held by Mr. Patten directly and (iii) 5,000 shares of STRD Stock held by Mr. Patten directly.

(12)

Mr. Rechan’s holdings of Common Stock consist of (i) 5,950 shares of Class A Stock held by Mr. Rechan directly and (ii) 20,000 shares of Class A Stock held by Mr. Rechan indirectly through a trust, of which Mr. Rechan and his five children are beneficiaries and for which Mr. Rechan and two of his children serve as trustees. Mr. Rechan’s term as a member of the Board concluded immediately following the conclusion of our 2025 Annual Meeting of Stockholders held on Thursday, June 12, 2025, and he has not filed a Section 16 report reporting his holdings of Common Stock and/or Preferred Stock since such date. As such, Mr. Rechan’s holdings reported herein are based solely on Mr. Rechan’s Form 4 filed on June 3, 2025.

(13)

Mr. Rickertsen’s holdings of Common Stock consist of (i) 5,406 shares of Class A Stock held by Mr. Rickertsen directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 13,045 shares of Class A Stock.

Strategy | 2026 Proxy Statement	7

(14)

Mr. Winiarski’s holdings of Common Stock consist of (i) 1,092 shares of Class A Stock held by Mr. Winiarski directly and (ii) options exercisable on or within 60 days after September 15, 2026 to purchase 1,472 shares of Class A Stock. Mr. Winiarski’s holdings of Preferred Stock consist of 10,000 shares of STRC Stock held by Mr. Winiarski directly.

(15)

Beneficially owned shares of Common Stock held by the current directors and executive officers as a group consist of (i) 615,386 shares of Class A Stock, (ii) options exercisable on or within 60 days after September 15, 2026 to purchase an aggregate of 2,461,343 shares of Class A Stock, (iii) 19,616,680 shares of Class B Stock, which are convertible into the same number of shares of Class A Stock at any time at the option of the holder, and (iv) 11 shares of STRK Stock, which are convertible into 1.1 shares of Class A Stock at the option of the holder as set forth above. Shares of Preferred Stock held by the current directors and executive officers as a group consist of (i) 17,500 shares of STRF Stock, (ii) 65,030 shares of STRC Stock, (iii) 11 shares of STRK Stock and (iv) 11,750 shares of STRD Stock.

The following table sets forth the beneficial ownership of our Common Stock as of September 15, 2026, unless otherwise indicated, by each person who is known by us to beneficially own more than 5% of any class of our Common Stock, excluding the persons named above and our current directors and executive officers as a group (for which beneficial ownership is reported in the preceding table).

Except as otherwise indicated below, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to any applicable community property laws. Percentages have been calculated based on 400,856,753 shares of Class A Stock and 19,640,250 shares of Class B Stock outstanding as of September 15, 2026. As of September 15, 2026, none of the persons and entities listed below owned any shares of Class B Stock.

	Number of Shares and Percent of Class Owned(1)				Beneficial Ownership of Class A Stock (Shares)(1)	Beneficial Ownership of Class A Stock (% of Class)(1)	Total Voting Power (%)(1)
	Class A Stock		Class B Stock
Beneficial Owner	Shares	% of Class	Shares	% of Class
All Other 5% Stockholders:
Capital International Investors (2)	31,642,100	7.9	—	—	31,642,100	7.9	5.3

(1)

The inclusion of any shares of Common Stock deemed owned or beneficially owned does not constitute an admission of beneficial ownership of those shares. The number of shares beneficially owned and the beneficial ownership percentage of Class A Stock for each applicable person or entity also include any shares of Class A Stock issuable upon conversion of Class B Stock, convertible notes or STRK Stock (assuming such conversion of STRK Stock occurs on September 15, 2026 at the then-applicable conversion rate (which was 0.1 shares of Class A Stock per share of STRK Stock)) owned by such person or entity, and for the purpose of calculating each applicable person’s or entity’s beneficial ownership percentage, such shares of Class A Stock issuable upon conversion of Class B Stock, convertible notes or STRK Stock are deemed outstanding for purposes of computing the percentage ownership of such person or entity, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity. The percentage of total voting power is calculated by treating the shares of our Class A Stock and Class B Stock together as a single class. Shares of Class A Stock generally have the same rights, including rights to dividends, as shares of Class B Stock, except that shares of Class A Stock have one vote per share while shares of Class B Stock have ten votes per share. Each share of Class B Stock is convertible at any time, at the option of the holder, into one share of Class A Stock. The percentage of total voting power excludes our Preferred Stock (except to the extent shares of STRK Stock have been included on an as-converted basis in the computation of a person’s or entity’s number of shares beneficially owned and the beneficial ownership percentage of Class A Stock), certain of which have voting rights with respect only to certain specified matters. Each share of STRK Stock is convertible on any business day into shares of Class A Stock (together, if applicable, with cash in lieu of any fractional share of Class A Stock) at the then-applicable conversion-rate as of September 15, 2026, which was 0.1 shares of Class A Stock per share of STRK Stock.

(2)

The number of shares of Class A Stock beneficially owned (and other information in this footnote, except as otherwise noted herein) is as of March 31, 2026, based on a Schedule 13G/A filed on May 14, 2026, with the Securities and Exchange Commission by Capital International Investors (“CII”). In such filing, CII reported that it beneficially owns 31,642,100 shares of Class A Stock and has sole voting power with respect to 31,621,215 of these shares and sole dispositive power with respect to 31,642,100 of these shares. As noted in such filing, the foregoing amounts include 1,522,681 shares of convertible preferred stock, which represents 152,268 shares of Class A Stock and 14,613,000 corporate convertible/exchangeable debts that represent 21,732 shares of Class A Stock. CII is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The address for CII is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

8	Strategy | 2026 Proxy Statement

PROPOSAL 1—APPROVAL AND ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS FOR EACH OF THE COMPANY’S 10.00% SERIES A PERPETUAL STRIFE PREFERRED STOCK, VARIABLE RATE SERIES A PERPETUAL STRETCH PREFERRED STOCK, 8.00% SERIES A PERPETUAL STRIKE PREFERRED STOCK AND 10.00% SERIES A PERPETUAL STRIDE PREFERRED STOCK, TO PERMIT DAILY DIVIDENDS

The Board has determined that it is advisable and in the best interests of the Company and its stockholders to approve and adopt an amended and restated certificate of designations for each of STRF Stock, STRC Stock, STRK Stock and STRD Stock, in each case, such that, together with conforming and related changes to each Original Certificate of Designations, regular dividends declared on each of STRF Stock, STRC Stock, STRK Stock and STRD Stock will be paid on each business day (instead of, in the case of STRF Stock, STRK Stock and STRD Stock, once a quarter, and, in the case of STRC Stock, twice a month) (such changes, collectively, the “Dividend Amendments”).

Capitalized terms used in this Proposal 1 but not otherwise defined in this proxy statement have the meanings set forth below under “Certain Defined Terms.”

Summary

This proposal asks stockholders to approve the Amended and Restated Certificates of Designations, which would change the terms of STRF Stock, STRC Stock, STRK Stock and STRD Stock to provide that regular dividends, if declared, will be payable in arrears on each Business Day. If approved, the Dividend Amendments would provide for a regular dividend record date on each calendar day, with the related dividend payable, if declared, on the next Business Day. Daily amounts for each record date would be rounded down to the nearest cent, except for the 15th and month-end record dates, which would not be rounded pursuant to this provision, so that each semi-monthly period accrues in full.

Below is an illustrative example of how this daily payment framework would operate:

The above graphic presents the proposed daily dividend cadence using November 2026 as an example and assuming a 12% dividend rate. Regular dividends on our Preferred Stock are payable only when, as and if declared by the Board or a duly authorized committee thereof, out of funds legally available for payment. The dividend amounts and payment dates shown are for illustrative purposes only and do not represent dividends declared by the Board or a duly authorized committee thereof or any determination of the dividend rate applicable to any of our Preferred Stock for the month shown.

The Dividend Amendments do not increase or decrease the total amount of regular dividends payable on the STRF Stock, the STRC Stock, the STRK Stock or the STRD Stock, change any of STRF Stock’s, STRC Stock’s, STRK Stock’s or STRD Stock’s

Strategy | 2026 Proxy Statement	9

dividend rates, increase or decrease the Company’s overall dividend payment obligations, or, other than as it pertains to the change in the frequency of dividend payments and other related changes, change the applicable rights and protections associated with each of STRF Stock, STRC Stock, STRK Stock and STRD Stock dividends.

Reasons for the Dividend Amendments

The Board believes it is advisable and in the best interests of the Company and its stockholders to permit more frequent payments of dividends to holders of the Preferred Stock.

The Board believes that, if approved and adopted, the Dividend Amendments would provide the following benefits:

1.

More Frequent Distributions/Reduced Reinvestment Lag. The Dividend Amendments would provide holders of the Preferred Stock with more frequent dividends, if declared, as payments of declared dividends would generally be made on every Business Day rather than once a quarter in the case of STRF Stock, STRK Stock and STRD Stock, and, in the case of STRC Stock, twice a month. The increased payment frequency is designed to reduce reinvestment lag for holders who wish to redeploy their distributions into other investments, including back into the Preferred Stock.

2.

Potentially Enhanced Liquidity and Market Efficiency. More frequent record dates and dividend payments and shorter periods between record and payment dates are intended to reduce dividend-related timing considerations associated with entering or exiting positions and reduce the amount of accrued dividend value reflected in the trading price of the Preferred Stock at any particular time. These effects may enhance liquidity and improve market efficiency.

3.

Support for Price Stability. More frequent dividend payments are intended to reduce the amount of accrued dividend value that builds up between payment dates and the corresponding price adjustment associated with a dividend becoming payable. By spreading those effects across more frequent payments, the Dividend Amendments are intended to reduce dividend-related fluctuations in the trading prices of the Preferred Stock, including fluctuations around quarterly and semi-monthly record dates. Further, in the case of STRC Stock, the Dividend Amendments are also intended to enhance the Company’s ability to issue and maintain STRC Stock in a manner consistent with its intended economic terms, including the Company’s current intention to maintain STRC Stock’s trading price at or close to its stated amount of $100 per share.

4.

Capital Markets Access. The Dividend Amendments could potentially benefit holders of Common Stock by increasing the attractiveness and utility of the Company’s U.S. preferred stock instruments. Stronger demand for and liquidity in these instruments could support the Company’s ability to access preferred equity capital more efficiently and on more favorable terms, expanding the capital markets toolkit available to the Company to execute its Bitcoin Treasury strategy. The Board believes that more efficient access to preferred equity capital could benefit holders of Common Stock by supporting the Company’s ability to acquire bitcoin in a manner that is accretive to its stockholders.

5.

Flexibility for Future Trading Models. The Dividend Amendments are designed to provide the Company with greater flexibility to accommodate potential future developments in market infrastructure, including a potential transition towards expanded or continuous trading of Preferred Stock. In particular, if approved, the Dividend Amendments provide for a dividend record date on each calendar day and would permit the Company, subject to the terms set forth in the applicable Amended and Restated Certificate of Designations, to designate additional days as Business Days. This framework is designed to preserve daily dividend entitlements across all calendar days while providing flexibility to expand the days on which dividends may be paid as market infrastructure evolves.

Transition Between the Current Cadence and New Cadence

Subject to approval by the Board or a duly authorized committee, we expect to transition the Preferred Stock to the new daily dividend schedule as follows:

1.

STRC Stock — Current Schedule. Continue the current semi-monthly schedule through October 2026, with a dividend payable on October 31, 2026 (expected to settle November 2, 2026), to holders of record on October 15, 2026.

10	Strategy | 2026 Proxy Statement

2.

STRF Stock, STRK Stock and STRD Stock — Current Schedule. Continue the current quarterly schedules through December 2026, with dividends payable on December 31, 2026, to holders of record on December 15, 2026.

3.

STRC Stock — Daily Schedule. Pay the first dividend under the daily schedule on November 2, 2026, to holders of record on November 1, 2026, with each calendar day thereafter serving as a record date and the related dividend payable on the next Business Day.

4.

STRF Stock, STRK Stock and STRD Stock — Daily Schedule. Pay the first dividends under the daily schedule on January 4, 2027, to holders of record on January 1, 2 and 3, 2027, with each calendar day thereafter serving as a record date and the related dividend payable on the next Business Day.

Given the anticipated timing of the Special Meeting, we have declared a dividend on STRC Stock payable on November 15, 2026 to holders of record on October 31, 2026, which will be payable unless both of the following conditions occur (the “Contingent Dividend Conditions”): (a) Proposal 1 is approved at the Special Meeting (at or prior to 5:00 p.m., New York City time, on October 31, 2026) and (b) the Second Amended and Restated STRC Certificate of Designations is filed and becomes effective at or prior to 12:01 a.m., Eastern time, on November 1, 2026. Subject to approval by our Board, on or about October 15, 2026, we intend to declare, conditioned upon the satisfaction of the Contingent Dividend Conditions, regular dividends on STRC Stock with record dates of each calendar day for the month of November 2026, commencing on November 1, 2026 and payable on each subsequent Business Day. In each case, the applicable dividend rate per annum will be 12.00%, the rate applicable under the Original Amended and Restated STRC Certificate of Designations for the regular dividend period from, and including, October 16, 2026, to, and including, November 15, 2026.

All dividends described above are payable only when, as and if declared by the Board or a duly authorized committee thereof, out of funds legally available for their payment. In addition, all dividends under the daily dividend framework for STRF Stock, STRC Stock, STRK Stock and STRD Stock are contingent upon stockholder approval of Proposal 1 and the filing and effectiveness of the applicable Amended and Restated Certificate of Designations. The declaration of any dividend does not obligate the Board or any duly authorized committee thereof to declare any future dividend.

Comparison of the Dividend Amendments

STRF Stock

	Original STRF Certificate of Designations	Amended and Restated STRF Certificate of Designations

Regular Dividend Payment Dates	March 31, June 30, September 30 and December 31.	Each Business Day, beginning January 4, 2027.
Regular Record Dates	March 15, June 15, September 15 and December 15.	Each calendar day, beginning January 1, 2027.

Definition of Business Day	“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

The existing definition of “Business Day” would continue to apply, except that the Company would have the right to designate additional days as Business Days solely for purposes of determining Regular Dividend Payment Dates. This flexibility could permit the Company to pay dividends on additional days, including potentially seven days a week, as market infrastructure evolves. The Company would be required to provide advance notice of any such designation.

Computation of Dividends	Accumulated regular dividends are computed on the basis of a 360-day year comprised of twelve 30-day months.

Dividends will be calculated separately for each semi-monthly period, which will consist of the period from the first to the 15th, and the period from the 16th to the last day, of each calendar month. Regular dividends that accumulate for each semi-monthly period will be calculated based on one-24th of the dividend rate per annum, which will be allocated evenly over the number of calendar days during that semi-monthly period.

Strategy | 2026 Proxy Statement	11

	Original STRF Certificate of Designations	Amended and Restated STRF Certificate of Designations

However, to reduce the potential impact of multiple dividends with fractional cents, regular dividends that accumulate for all but the last calendar day of a semi-monthly period will be rounded down to the nearest cent per share of STRF Stock. The fractional cents that were rounded down for any day will be carried forward to the next day in the semi-monthly period. The last calendar day of each semi-monthly period will not be rounded pursuant to the provision described above.

Dividend Compounding

If less than the full amount of accumulated dividends is paid in respect of any quarterly regular dividend payment date, then additional regular dividends will accrue on the unpaid amount, compounded quarterly at the applicable compounded dividend rate.

If less than the full amount of accumulated dividends is paid in respect of the last regular dividend payment date of any calendar quarter, then additional regular dividends will accrue on the unpaid amount, compounded quarterly at the applicable compounded dividend rate.

Accordingly, if the Company fails to pay dividends on any one or more regular dividend payment dates during a calendar quarter before the last regular dividend payment of that calendar quarter, no dividend compounding will occur if the Company pays the unpaid amounts on or before that last regular dividend payment.

Requirement to Declare and Pay Dividends Upon Certain Registered Public Offerings of Class A Stock or STRK Stock

If the Company sells any shares of Class A Stock or STRK Stock for cash through a registered public offering during the 90 calendar days preceding a regular record date, then the Company will declare and pay the regular dividends due on the regular dividend payment date immediately after such regular record date (including, for the avoidance of doubt, compounded dividends, if any) to the extent such sale(s) during such 90 calendar days are sufficient to pay such regular dividend.

The revisions retain the quarterly 90-day lookback while conforming the dividend payment obligation to the proposed record and payment date framework. For example, for the quarter ending March 31, the 90-day lookback continues to be measured from March 15, while the payment obligation is determined by reference to the last regular dividend payment date occurring in March and the record date corresponding to that payment date.

Right to Elect Directors Upon a Regular Dividend Non-Payment Event

Subject to the provisions described below under the caption “Deferral of Regular Dividends,” if the Company fails to pay the full amount of accumulated and unpaid regular dividends for (i) four or more consecutive quarterly regular dividend payment dates, then holders of STRF Stock are entitled to appoint a preferred stock director, and (ii) eight or more consecutive quarterly regular dividend payment dates, then holders of STRF Stock are entitled to appoint an additional preferred stock director. Subject to the provisions described below under the caption “Deferral of Regular Dividends,” the occurrence of any of these events will constitute a “regular dividend non-payment event.”

The director-election triggers would continue to be measured over four and eight consecutive calendar quarters, but would be determined based on whether the full amount of accumulated dividends for each applicable quarter has been paid.

Accordingly, if the Company fails to pay dividends on any one or more regular dividend payment dates during a calendar quarter before the last regular dividend payment of that calendar quarter, but the Company pays the unpaid amounts on or before that last regular dividend payment, then that calendar quarter will not be counted towards the four/eight calendar quarter trigger.

12	Strategy | 2026 Proxy Statement

	Original STRF Certificate of Designations	Amended and Restated STRF Certificate of Designations

Deferral of Regular Dividends

If the Company fails to declare a regular dividend on or prior to a regular record date relating to a regular dividend payment date, then such failure will constitute the issuance of a notice of deferral. Upon issuance of such notice, the Company will use commercially reasonable efforts over the following 60-day period to sell Class A Stock and/or other securities to raise proceeds in an amount sufficient to cover any deferred regular dividends that would have been due with respect to the applicable regular dividend payment date, plus compounded dividends thereon, on the date (the “deferred regular dividend payment date”) that is the trading day after the 60th calendar day after such related dividend payment date (or, if such trading day is not a business day, the next business day). If the Company fails to pay in full such regular dividend, plus compounded dividends thereon, in cash on the deferred regular dividend payment date, then such failure will constitute a failure to declare and pay regular dividends for purposes of determining whether a “regular dividend non-payment event” has occurred with respect to the appointment of board members, as described above under the caption “Right to Elect Directors Upon a Regular Dividend Non-Payment Event.” If the Company pays such regular dividend, plus compounded dividends thereon, on the deferred regular dividend payment date in the manner described above, then the related delay in payment will be deemed not to constitute a failure to declare or pay regular dividends for purposes of determining whether a regular dividend non-payment event has occurred.

The deferral provisions would operate on a calendar-quarter basis. A deferral would be triggered if the full dividends have not been declared for a full calendar quarter by the record date for the last regular dividend payment date of that calendar quarter. Since that record date occurs closer to the end of the calendar quarter to accommodate higher-frequency dividends (versus the 15th calendar day of the month under the Original STRF Certificate of Designations), the 60-day period would be shortened to 45 days to better align the payment deadline with the Original STRF Certificate of Designations.

For example, for the first calendar quarter of 2027, the applicable record date under the Original STRF Certificate of Designations would be March 15, 2027, and the 60-day period would end on May 14, 2027. Under the Amended and Restated STRF Certificate of Designations, the applicable record date would be March 30, 2027, and the 45-day period would likewise end on May 14, 2027.

Dividend Blocker

Subject to certain exceptions, the Company cannot pay dividends on, or repurchase, junior stock or dividend parity stock unless accumulated dividends for all prior completed quarterly dividend periods have been paid in full.

The dividend blocker would continue to operate on a quarterly basis, but would be tested by reference to whether dividends for all prior completed calendar quarters have been paid in full.

Strategy | 2026 Proxy Statement	13

STRC Stock

	Original Amended and Restated STRC Certificate of Designations	Second Amended and Restated STRC Certificate of Designations

Regular Dividend Payment Dates	The 15th calendar day of each calendar month and the last calendar day of each calendar month.	Each Business Day, beginning November 2, 2026.
Regular Record Dates

The regular record date applicable to a regular dividend payment date that occurs on the 15th calendar day of a calendar month will be the last calendar day of the prior calendar month. The regular record date applicable to a regular dividend payment date that occurs on the last calendar day of a calendar month will be the 15th calendar day of such calendar month.

Each calendar day, beginning November 1, 2026.

Definition of Business Day	“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

The existing definition of “Business Day” would continue to apply, except that the Company would have the right to designate additional days as Business Days solely for purposes of determining Regular Dividend Payment Dates. This flexibility could permit the Company to pay dividends on additional days, including potentially seven days a week, as market infrastructure evolves. The Company would be required to provide advance notice of any such designation.

Regular Dividend Rate Per Annum

Subject to certain limitations, the Company has the right to adjust the rate per annum (which is referred to as the “regular dividend rate per annum”) that applies to each period that starts from, and includes, the calendar day after the 15th calendar day of a calendar month and ends on, and includes, the 15th calendar day of the next calendar month. Generally, to adjust the regular dividend rate per annum, the Company must provide notice of the adjusted regular dividend rate per annum before the first business day of the relevant month. Reductions in the regular dividend rate per annum are subject to certain restrictions.

The period during which a dividend rate applies is adjusted to coincide with each calendar month. The Company will continue to have the right to adjust the dividend rate per annum applicable to each subsequent month by providing notice of the adjusted rate, with such notice due by the 15th calendar day of the preceding calendar month. For example, the Company would announce the applicable rate for dividends with record dates between December 1, 2026 and December 31, 2026 on or before November 15, 2026.

For purposes of the initial transition, the rate that applies under the Original Amended and Restated STRC Certificate of Designations to the period from October 16, 2026, to November 15, 2026, will continue to apply from, and including, November 1, 2026 through, and including, November 30, 2026, under the Second Amended and Restated STRC Certificate of Designations.

The restrictions on reducing the regular dividend rate per annum, modified to reflect the new dividend period, will continue to apply.

14	Strategy | 2026 Proxy Statement

	Original Amended and Restated STRC Certificate of Designations	Second Amended and Restated STRC Certificate of Designations

Computation of Dividends

Accumulated regular dividends will be computed on the basis of a 360-day year comprised of twelve 30-day months. However, the number of days in a full regular dividend period will be deemed to be 15, such that the dollar amount of regular dividends that accumulate on one share of STRC Stock in respect of any full regular dividend period will be the same amount for all full regular dividend periods.

Dividends will be calculated separately for each semi-monthly period, which will consist of the period from the first to the 15th, and the period from the 16th to the last day, of each calendar month. Regular dividends that accumulate for each semi-monthly period will be calculated based on one-24th of the dividend rate per annum, which will be allocated evenly over the number of calendar days during that semi-monthly period. However, to reduce the potential impact of multiple dividends with fractional cents, regular dividends that accumulate for all but the last calendar day of a semi-monthly period will be rounded down to the nearest cent per share of STRC Stock. The fractional cents that were rounded down for any day will be carried forward to the next day in the semi-monthly period. The last calendar day of each semi-monthly period will not be rounded pursuant to the provision described above.

Dividend Compounding

If less than the full amount of accumulated dividends is paid in respect of any semi-monthly regular dividend payment date, then additional regular dividends will accrue on the unpaid amount, compounded semi-monthly at the applicable regular dividend rate per annum.

If less than the full amount of accumulated dividends is paid in respect of either the regular dividend payment date that falls on the 15th calendar day of any calendar month (or, if such day is not a business day, the preceding business day) or the last regular dividend payment date of any calendar month, then additional regular dividends will accrue on the unpaid amount, compounded semi-monthly at the applicable regular dividend rate per annum. The regular dividend payment dates referred to in the preceding sentence are referred to as “compounding dates.”

Accordingly, if the Company fails to pay dividends on any one or more regular dividend payment dates that fall between two compounding dates, no dividend compounding will occur if the Company pays the unpaid amounts on or before the next dividend compounding date.

Dividend Blocker

Subject to certain exceptions, the Company cannot pay dividends on, or repurchase, junior stock or dividend parity stock unless accumulated dividends for all prior completed semi-monthly dividend periods have been paid in full.

The dividend blocker would continue to be tested on a semi-monthly basis, by reference to whether dividends for all prior completed semi-monthly periods have been paid in full.

STRK Stock

	Original STRK Certificate of Designations	Amended and Restated STRK Certificate of Designations

Regular Dividend Payment Dates	March 31, June 30, September 30 and December 31.	Each Business Day, beginning January 4, 2027.
Regular Record Dates	March 15, June 15, September 15 and December 15.	Each calendar day, beginning January 1, 2027.

Strategy | 2026 Proxy Statement	15

	Original STRK Certificate of Designations	Amended and Restated STRK Certificate of Designations

Definition of Business Day	“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

The existing definition of “Business Day” would continue to apply, except that the Company would have the right to designate additional days as Business Days solely for purposes of determining Regular Dividend Payment Dates. This flexibility could permit the Company to pay dividends on additional days, including potentially seven days a week, as market infrastructure evolves. The Company would be required to provide advance notice of any such designation.

Computation of Dividends	Accumulated regular dividends are computed on the basis of a 360-day year comprised of twelve 30-day months.

Dividends will be calculated separately for each semi-monthly period, which will consist of the period from the first to the 15th, and the period from the 16th to the last day, of each calendar month. Regular dividends that accumulate for each semi-monthly period will be calculated based on one-24th of the dividend rate per annum, which will be allocated evenly over the number of calendar days during that semi-monthly period. However, to reduce the potential impact of multiple dividends with fractional cents, regular dividends that accumulate for all but the last calendar day of a semi-monthly period will be rounded down to the nearest cent per share of STRK Stock. The fractional cents that were rounded down for any day will be carried forward to the next day in the semi-monthly period. The last calendar day of each semi-monthly period will not be rounded pursuant to the provision described above.

Dividend Compounding

If less than the full amount of accumulated dividends is paid in respect of any quarterly regular dividend payment date, then additional regular dividends will accrue on the unpaid amount, compounded quarterly at the regular dividend rate.

If less than the full amount of accumulated dividends is paid in respect of the last regular dividend payment date of any calendar quarter, then additional regular dividends will accrue on the unpaid amount, compounded quarterly at the regular dividend rate.

Accordingly, if the Company fails to pay dividends on any one or more regular dividend payment dates during a calendar quarter before the last regular dividend payment of that calendar quarter, no dividend compounding will occur if the Company pays the unpaid amounts on or before that last regular dividend payment.

Requirement to Declare and Pay Dividends Upon Certain Registered Public Offerings of Class A Stock

If the Company sells any shares of Class A Stock for cash through a registered public offering during the 90 calendar days preceding a regular record date, then, subject to the terms of any dividend senior stock, the Company will declare and pay the regular dividends due on the regular dividend payment date immediately after such regular record date (including, for the avoidance of doubt, compounded dividends, if any) to the extent such sale(s) during such 90 calendar days are sufficient to pay such regular dividend.

The revisions retain the quarterly 90-day lookback while conforming the dividend payment obligation to the proposed record and payment date framework. For example, for the quarter ending March 31, the 90-day lookback continues to be measured from March 15, while the payment obligation is determined by reference to the last regular dividend payment date occurring in March and the record date corresponding to that payment date.

16	Strategy | 2026 Proxy Statement

	Original STRK Certificate of Designations	Amended and Restated STRK Certificate of Designations

Treatment of Dividends Upon Conversion

If the conversion date of any STRK Stock to be converted is after a regular record date for a declared regular dividend and before a regular dividend payment date, then the Company must still pay the declared regular dividend to the holder of record as of the close of business on that regular record date, but, subject to limited exceptions, the converting holder must deliver to the Company an amount of cash equal to the amount of such declared regular dividend.

If the conversion date of any STRK Stock to be converted is after a regular record date for a declared regular dividend and before a regular dividend payment date, then the Company must still pay the declared regular dividend to the holder of record as of the close of business on that regular record date, but the converting holder will not need to deliver to the Company an amount of cash equal to the amount of such declared regular dividend.

Right to Elect Directors Upon a Regular Dividend Non-Payment Event

If the Company fails to pay the full amount of accumulated and unpaid regular dividends for (i) four or more consecutive quarterly regular dividend payment dates, then holders of STRK Stock are entitled to appoint a preferred stock director, and (ii) eight or more consecutive quarterly regular dividend payment dates, then holders of STRK Stock are entitled to appoint an additional preferred stock director.

The director-election triggers would continue to be measured over four and eight consecutive calendar quarters, but would be determined based on whether the full amount of accumulated dividends for each applicable quarter has been paid.

Accordingly, if the Company fails to pay dividends on any one or more regular dividend payment dates during a calendar quarter before the last regular dividend payment of that calendar quarter, but the Company pays the unpaid amounts on or before that last regular dividend payment, then that calendar quarter will not be counted towards the four/eight calendar quarter trigger.

Dividend Blocker

Subject to certain exceptions, the Company cannot pay dividends on, or repurchase, junior stock or dividend parity stock unless accumulated dividends for all prior completed quarterly dividend periods have been paid in full.

The dividend blocker would continue to operate on a quarterly basis, but would be tested by reference to whether dividends for all prior completed calendar quarters have been paid in full.

STRD Stock

	Original STRD Certificate of Designations	Amended and Restated STRD Certificate of Designations

Regular Dividend Payment Dates	March 31, June 30, September 30 and December 31.	Each Business Day, beginning January 4, 2027.

Regular Record Dates	March 15, June 15, September 15 and December 15.	Each calendar day, beginning January 1, 2027.
Definition of Business Day	“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

The existing definition of “Business Day” would continue to apply, except that the Company would have the right to designate additional days as Business Days solely for purposes of determining Regular Dividend Payment Dates. This flexibility could permit the Company to pay dividends on additional days, including potentially seven days a week,

Strategy | 2026 Proxy Statement	17

	Original STRD Certificate of Designations	Amended and Restated STRD Certificate of Designations
as market infrastructure evolves. The Company would be required to provide advance notice of any such designation.

Computation of Dividends	Accrued regular dividends are computed on the basis of a 360-day year comprised of twelve 30-day months.

Dividends will be calculated separately for each semi-monthly period, which will consist of the period from the first to the 15th, and the period from the 16th to the last day, of each calendar month. Regular dividends that accrue for each semi-monthly period will be calculated based on one-24th of the dividend rate per annum, which will be allocated evenly over the number of calendar days during that semi-monthly period. However, to reduce the potential impact of multiple dividends with fractional cents, regular dividends that accrue for all but the last calendar day of a semi-monthly period will be rounded down to the nearest cent per share of STRD Stock. The fractional cents that were rounded down for any day will be carried forward to the next day in the semi-monthly period. The last calendar day of each semi-monthly period will not be rounded pursuant to the provision described above.

Dividend Blocker

Subject to certain exceptions, the Company cannot pay dividends on, or repurchase, junior stock or dividend parity stock unless accrued dividends for the most recently completed quarterly dividend period have been paid in full.

The dividend blocker would continue to operate on a quarterly basis, but would be tested by reference to whether dividends for the most recently completed calendar quarter have been paid in full.

The Company may also satisfy this test by declaring and paying a larger regular dividend on an earlier regular dividend payment date; because STRD Stock is non-cumulative, no interest or compounding on prior unpaid regular dividends is required.

Effectiveness of the Dividend Amendments

On September 24, 2026, the Board adopted resolutions declaring advisable and approving the Amended and Restated Certificates of Designations setting forth the Dividend Amendments and recommending that the Company’s stockholders approve the Amended and Restated Certificates of Designations.

If the Amended and Restated Certificates of Designations are approved by the holders of Common Stock at the Special Meeting, then, following such approvals, the Company intends to file the Amended and Restated Certificates of Designations setting forth the Dividend Amendments with the Delaware Secretary of State, and cause each of the Amended and Restated STRF Certificate of Designations, the Amended and Restated STRK Certificate of Designations and the Amended and Restated STRD Certificate of Designations to become effective on January 1, 2027 at 12:01 a.m. ET and the Second Amended and Restated STRC Certificate of Designations to become effective on November 1, 2026 at 12:01 a.m. ET.

The Board reserves the right to elect to abandon the Amended and Restated Certificates of Designations, without further action by the holders of Common Stock, at any time prior to the effectiveness of the Amended and Restated Certificates of Designations.

18	Strategy | 2026 Proxy Statement

Forward-Looking Statements and Where You Can Find Additional Information

A copy of the redline of (i) the Amended and Restated STRF Certificate of Designations against the Original STRF Certificate of Designations is attached to this proxy statement as Annex A; (ii) the Second Amended and Restated STRC Certificate of Designations against the Original Amended and Restated STRC Certificate of Designations is attached to this proxy statement as Annex B; (iii) the Amended and Restated STRK Certificate of Designations against the Original STRK Certificate of Designations (including the amendments included in the Certificate of Amendment to the Original STRK Certificate of Designations dated July 7, 2025) is attached to this proxy statement as Annex C; and (iv) the Amended and Restated STRD Certificate of Designations against the Original STRD Certificate of Designations is attached to this proxy statement as Annex D, in each case, setting forth the Dividend Amendments. The summary of the Dividend Amendments in this Proposal 1 is qualified in their entirety by reference to the texts of the applicable Annex. The summaries of the Original STRF Certificate of Designations, the Original Amended and Restated STRC Certificate of Designations, the Original STRK Certificate of Designations and the Original STRD Certificate of Designations in this Proposal 1 are qualified in their entirety to the full text of such document, which are included as Exhibit 3.6 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Exhibit 3.1 to our Current Report on Form 8-K dated June 15, 2026, Exhibits 3.5 and 3.7 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and Exhibit 3.8 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, respectively.

The statements in this proposal regarding the anticipated effects, timing of effectiveness and transition mechanics relating to the Dividend Amendments are forward-looking statements and are subject to risks and uncertainties. There can be no assurance that the Dividend Amendments will result in increased liquidity, enhanced trading or any other anticipated benefit. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this proxy statement, except as may be required by law.

Interests of Directors and Executive Officers

Our directors and executive officers (and their affiliates) serving at any time since the beginning of our last fiscal year have no material interest, directly or indirectly, in the matters set forth in this Proposal 1 except to the extent of their beneficial ownership of our Preferred Stock and Common Stock. See “Security Ownership of Certain Beneficial Owners and Management,” beginning on Page 6, for additional information, including such persons’ and entities’ beneficial ownership of Preferred Stock and Common Stock as of September 15, 2026.

Certain Defined Terms

Unless stated otherwise, whenever used in this Proposal 1, the following terms have the meanings set forth below:

“Amended and Restated Certificates of Designations” means, collectively, the Amended and Restated STRF Certificate of Designations, the Second Amended and Restated STRC Certificate of Designations, the Amended and Restated STRK Certificate of Designations and the Amended and Restated STRD Certificate of Designations.

“Amended and Restated STRD Certificate of Designations” means the amended and restated Certificate of Designations of the STRD Stock.

“Amended and Restated STRF Certificate of Designations” means the amended and restated Certificate of Designations of the STRF Stock.

“Amended and Restated STRK Certificate of Designations” means the amended and restated Certificate of Designations of the STRK Stock.

“Business Day” means any day other than a Saturday or Sunday or any day on which the Federal Reserve Bank of New York is authorized or required to be closed. In addition, the Amended and Restated Certificates of Designations will contain provisions that allow the Company to expand the definition of “Business Day” in a manner that is designed to provide the Company flexibility to accommodate the potential payment of dividends seven days a week in the future. The foregoing definition is qualified in its entirety to the full text of the applicable Amended and Restated Certificate of Designations.

“Original Amended and Restated STRC Certificate of Designations” means the Amended and Restated Certificate of Designations of the STRC Stock.

Strategy | 2026 Proxy Statement	19

“Original Certificates of Designations” means, collectively, the Original STRF Certificate of Designations, the Original Amended and Restated STRC Certificate of Designations, the Original STRK Certificate of Designations and the Original STRD Certificate of Designations.

“Original STRD Certificate of Designations” means the Certificate of Designations of the STRD Stock, as amended and supplemented to date.

“Original STRF Certificate of Designations” means the Certificate of Designations of the STRF Stock, as amended and supplemented to date.

“Original STRK Certificate of Designations” means the Certificate of Designations of the STRK Stock, as amended and supplemented to date.

“Second Amended and Restated STRC Certificate of Designations” means the second amended and restated Certificate of Designations of the STRC Stock.

The Board Recommends a Vote “FOR” Proposal 1	✔

20	Strategy | 2026 Proxy Statement

PROPOSAL 2—APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING FROM TIME TO TIME IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1

Background

We are asking you to approve one or more adjournments of the Special Meeting if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

If the Company’s stockholders approve Proposal 2, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously provided proxies to vote against the approval of Proposal 1. Among other things, approval of Proposal 2 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 1 such that such proposal would be defeated, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares of Common Stock to change their votes to votes in favor of such proposal.

Under our Second Amended and Restated By-Laws (“By-Laws”), if a quorum is not present, the holders of a majority of the voting power of Common Stock at the Special Meeting present and entitled to vote at the meeting may adjourn the Special Meeting. Additionally, under our By-Laws and where a quorum is not present, the Special Meeting may be adjourned by order of the chairman of the meeting and without a vote of the stockholders.

The Board Recommends a Vote “FOR” Proposal 2	✔

Strategy | 2026 Proxy Statement	21

OTHER MATTERS

The Board does not know of any other matters that may come before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote or otherwise act in accordance with their judgment on such matters.

By Order of the Board of Directors,

Thomas C. Chow
Executive Vice President, General Counsel and Secretary

October 5, 2026

The Board hopes that stockholders will attend the Special Meeting. Whether or not you plan to attend, to help ensure representation of your shares at the Special Meeting, you are urged to submit your proxy or voting instructions over the telephone or on the Internet or, if you received a printed copy of the proxy materials, by completing, signing, dating, and returning your proxy card or voting instruction form. Submitting proxy or voting instructions will not prevent you from attending the Special Meeting and voting online during the Special Meeting.

22	Strategy | 2026 Proxy Statement

Annex A

Strategy | 2026 Proxy Statement	A-1

~~MicroStrategy Incorporated~~Strategy Inc

Amended and Restated Certificate of Designations

10.00% Series A Perpetual Strife Preferred Stock

~~March 25, 2025~~

Page
Section 1.	Definitions	1
Section 2.	Rules of Construction	~~10~~8
Section 3.	The Perpetual Strife Preferred Stock	8
(a)	Designation; Par Value	8
(b)	Number of Authorized Shares	9
(c)	Additional Perpetual Strife Preferred Stock	~~11~~9
(d)	Form, Dating and Denominations	~~11~~9
(e)	Execution, Countersignature and Delivery	10
(f)	Method of Payment; Delay When Payment Date is Not a Business Day	~~13~~10
(g)	Transfer Agent, Registrar and Paying Agent.	~~14~~11
(h)	Legends	~~15~~11
(i)	Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.	~~15~~11
(j)	Exchange and Cancellation of Perpetual Strife Preferred Stock to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption	14
(k)	Status of Retired Shares	~~20~~14
(l)	Replacement Certificates	14
(m)	Registered Holders; Certain Rights with Respect to Global Certificates	~~21~~15
(n)	Cancellation	~~21~~15
(o)	Shares Held by the Company or its Affiliates	~~21~~15
(p)	Outstanding Shares	15
(q)	Repurchases by the Company and its Subsidiaries	~~22~~15
(r)	Notations and Exchanges	~~22~~16
(s)	CUSIP and ISIN Numbers	~~23~~16
Section 4.	Ranking	~~23~~16
Section 5.	Regular Dividends	~~23~~16
(a)	Generally	~~23~~16
(b)	Notice of Deferral	~~24~~18
(c)	Registered Public Equity Offerings	~~25~~19
(d)	Method of Payment	~~25~~19
(e)	Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change or Redemption	~~25~~19
(f)	Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights	~~26~~20
Section 6.	Rights Upon Liquidation, Dissolution or Winding Up	~~28~~21
(a)	Generally	~~28~~21
(b)	Certain Business Combination Transactions Deemed Not to Be a Liquidation	~~29~~22
Section 7.	Right of the Company to Redeem the Perpetual Strife Preferred Stock	~~29~~22
(a)	Optional Redemption	~~29~~22
(b)	Tax Redemption	~~29~~22
(c)	Redemption Price	~~29~~22
(d)	Redemption Date	~~30~~22
(e)	Redemption Notice	~~30~~22
(f)	Repurchases or Other Acquisitions Other Than by Redemption Not Affected	~~30~~23

- i -

Section 8.	Right of Holders to Require the Company to Repurchase Perpetual Strife Preferred Stock upon a Fundamental Change	~~30~~23
(a)	Fundamental Change Repurchase Right	~~30~~23
(b)	Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions	~~31~~23
(c)	Fundamental Change Repurchase Date	~~31~~23
(d)	Fundamental Change Repurchase Price	~~31~~23
(e)	Fundamental Change Notice	~~31~~23
(f)	Procedures to Exercise the Fundamental Change Repurchase Right	~~32~~24
(g)	Payment of the Fundamental Change Repurchase Price	~~34~~25
(h)	Compliance with Applicable Securities Laws	~~34~~25
(i)	Third Party May Conduct Repurchase Offer In Lieu of the Company	~~34~~25
Section 9.	Voting Rights	~~34~~25
(a)	Right to Designate up to Two Preferred Stock Directors Upon Regular Dividend Non-Payment Events	~~34~~25
(b)	Voting and Consent Rights with Respect to Specified Matters	~~36~~26
(c)	Procedures for Voting and Consents	~~39~~28
Section 10.	No Preemptive Rights	~~40~~29
Section 11.	Calculations	~~40~~29
(a)	Responsibility; Schedule of Calculations	~~40~~29
(b)	Calculations Aggregated for Each Holder	~~40~~29
Section 12.	No Sinking Fund Obligations	~~40~~29
Section 13.	Notices	~~40~~29
Section 14.	No Other Rights	~~40~~29
Section 15.	Effect of Amendment	29
Exhibits
Exhibit A: Form of Preferred Stock Certificate		A-1
Exhibit B: Form of Global Certificate Legend		B-1

- ii -

Amended and Restated Certificate of Designations

10.00% Series A Perpetual Strife Preferred Stock

~~On March 24, 2025, the Pricing Committee of the Board of Directors of MicroStrategy Incorporated, a Delaware corporation d/b/a Strategy (the “Company”), pursuant to authority granted to it by the Board of Directors of the Company, adopted the following resolution designating and creating, out of the authorized and unissued shares of preferred stock of the Company, 8,500,000 authorized shares of a series of stock of the Company titled the “10.00% Series A Perpetual Strife Preferred Stock”:~~

Strategy Inc, a Delaware corporation (formerly known as MicroStrategy Incorporated) (the “Company”) does hereby certify as follows:

This Amended and Restated Certificate of Designations of 10.00% Series A Perpetual Strife Preferred Stock has been duly adopted and approved by the Board of Directors and the stockholders of the Company in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

~~RESOLVED that, pursuant to~~The text of the Certificate of ~~Incorporation (as defined below), the Bylaws (as defined below) and applicable law, a series of stock of the Company titled the “~~Designations of 10.00% Series A Perpetual Strife Preferred Stock~~,” and having a par value of $0.001 per share and an initial number of authorized shares equal to 8,500,000, is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company, which series has the rights, preferences, voting powers and other provisions~~ is hereby amended and restated in its entirety to read as set forth ~~below~~herein:

Section 1. DEFINITIONS.

“Affiliate” has the meaning set forth in Rule 144 under the Securities Act as in effect on the Initial Issue Date.

“Amendment and Restatement Effective Time” means January 1, 2027 at 12:01 a.m. (Eastern).

“Board of Directors” means the Company’s board of directors or a committee of such board duly authorized to act on behalf of such board.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed; provided, however, that this definition of “Business Day” will be subject to Section 5(a)(v).

“Bylaws” means the Company’s Amended and Restated By-laws, as the same may be further amended, supplemented or restated.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Certificate of Designations” means this Amended and Restated Certificate of Designations, as amended or supplemented from time to time.

“Certificate of Incorporation” means the Company’s Second Restated Certificate of Incorporation, as amended and supplemented to date, and as the same may be further amended, supplemented or restated.

“Class A Common Stock” means the class A common stock, $0.001 par value per share, of the Company.

“Class B Common Stock” means the class B common stock, $0.001 par value per share, of the Company.

“Close of Business” means 5:00 p.m., New York City time.

“Company” has the meaning set forth in the preamble to this Certificate of Designations.

“Compounded Dividends” has the meaning set forth in Section 5(a)(i).

“Compounded Dividend Rate” has the meaning set forth in Section 5(a)(i).

“Deferred Regular Dividend Payment Date” ~~shall mean the date that is one (1) Trading Day after the sixtieth (60th) calendar day after a Regular Dividend Payment Date with respect to which the full amount of Regular Dividends has not been paid (or, if such Trading Day is not a Business Day, the next Business Day)~~.has the meaning set forth in Section 5(b).

“Deferred Regular Record Date” ~~means the fifteenth (15th) calendar day preceding the relevant Deferred Regular Dividend Payment Date (whether or not a Business Day)~~has the meaning set forth in Section 5(b).

“Depositary” means The Depository Trust Company or its successor, or any successor depositary for the applicable shares of Perpetual Strife Preferred Stock.

“Depositary Participant” means any member of, or participant in, the Depositary.

“Depositary Procedures” means, with respect to any transfer, exchange or other transaction involving a Global Certificate representing any Perpetual Strife Preferred Stock, or any beneficial interest in such certificate, the rules and procedures of the Depositary applicable to such transfer, exchange or transaction.

“Director Qualification Requirement” has the meaning set forth in Section 9(a)(i).

“Dividend Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Strife Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Junior Stock includes the ~~Class A Common~~Perpetual Stretch Preferred Stock, the ~~Class B Common~~Perpetual Stream Preferred Stock ~~and~~, the Perpetual Strike Preferred Stock, the Perpetual Stride Preferred Stock, the Class A Common Stock and the Class B Common Stock. For the avoidance of doubt, Dividend Junior Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Strife Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Strife Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Parity Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Strife Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Senior Stock will not include any securities of the Company’s Subsidiaries.

“Electronic Certificate” means any electronic book entry maintained by the Transfer Agent that represents any share(s) of Perpetual Strife Preferred Stock.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Final Pre-Amendment Dividend” has the meaning set forth in Section 5(a)(i).

“Fundamental Change” means any of the following events:

(a) either (i) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries; or (z) any Permitted Party), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s common equity; or (ii) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; or (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s Class A Common Stock representing more than fifty percent (50%) of the voting power of all of the Company’s Class A Common Stock, provided that, solely for purposes of this clause (ii), none of the following will constitute beneficial ownership of the Company’s Class A Common Stock: (x) beneficial ownership of the Company’s Class B Common Stock; and (y) beneficial ownership by any Permitted Party of any of the Company’s Class A Common Stock issued upon conversion of the Company’s Class B Common Stock; or

(b) the consummation of: (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person, other than solely to one or more of the Company’s Wholly Owned Subsidiaries; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Class A Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (b).

For the purposes of this definition, (x) any transaction or event described in both clause (a) and in clause (b)(i) or (ii) above (without regard to the proviso in clause (b)) will be deemed to occur solely pursuant to clause (b) above (subject to such proviso); and (y) whether a Person is a “beneficial owner,” whether shares are “beneficially owned,” and percentage beneficial ownership, will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Fundamental Change Notice” has the meaning set forth in Section 8(e).

“Fundamental Change Repurchase Date” means the date fixed, pursuant to Section 8(c), for the repurchase of any Perpetual Strife Preferred Stock by the Company pursuant to a Repurchase Upon Fundamental Change.

“Fundamental Change Repurchase Notice” means a notice (including a notice substantially in the form of the “Fundamental Change Repurchase Notice” set forth in Exhibit A) containing the information, or otherwise complying with the requirements, set forth in Section 8(f)(i) and
Section 8(f)(ii).

“Fundamental Change Repurchase Price” means the cash price payable by the Company to repurchase any share of Perpetual Strife Preferred Stock upon its Repurchase Upon Fundamental Change, calculated pursuant to Section 8(d).

“Fundamental Change Repurchase Right” has the meaning set forth in Section 8(a).

“Global Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) represents any share(s) of Perpetual Strife Preferred Stock; (b) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Depositary or its nominee, duly executed by the Company and countersigned by the Transfer Agent; and (c) is deposited with the Transfer Agent, as custodian for the Depositary (or, in the case of an Electronic Certificate, is otherwise admitted for book-entry settlement through the Depositary in accordance with the Depositary Procedures).

“Global Certificate Legend” means a legend substantially in the form set forth in Exhibit B.

“Holder” means any person in whose name any Perpetual Strife Preferred Stock is registered on the Registrar’s books.

“Initial Issue Date” means March 25, 2025.

“Junior Stock” means any Dividend Junior Stock or Liquidation Junior Stock.

“Last Reported Sale Price” per share of Perpetual Strife Preferred Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Perpetual Strife Preferred Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Perpetual Strife Preferred Stock is then listed. If the Perpetual Strife Preferred Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Perpetual Strife Preferred Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Perpetual Strife Preferred Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the mid-point of the last bid price and the last ask price per share of Perpetual Strife Preferred Stock on such Trading Day from a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters (or, if no such last bid price or last ask price is available, the fair value of one share of Perpetual Strife Preferred Stock on such Trading Day determined by a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters).

“Liquidation Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Strife Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Junior Stock includes the ~~Class A Common~~Perpetual Stretch Preferred Stock, the ~~Class B Common~~Perpetual Stream Preferred Stock ~~and~~, the ~~Company’s outstanding~~ Perpetual Strike Preferred Stock, the Perpetual Stride Preferred Stock, the Class A Common Stock and the Class B Common Stock. For the avoidance of doubt, Liquidation Junior Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Strife Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Strife Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Parity Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Preference” initially means one hundred dollars ($100) per share of Perpetual Strife Preferred Stock; provided, however, that, effective immediately after the Close of Business on each Business Day after the Initial Issue Date (and, if applicable, during the course of a Business Day on which any sale transaction to be settled by the issuance of Perpetual Strife Preferred Stock is executed, from the exact time of the first such sale transaction during such Business Day until the Close of Business of such Business Day), the Liquidation Preference per share of Perpetual Strife Preferred Stock will be adjusted to be the greatest of (a) the Stated Amount per share of Perpetual Strife Preferred Stock; (b) in the case of any Business Day with respect to which the Company has, on such Business Day or any Business Day during the ten (10) Trading Day period preceding such Business Day, executed any sale transaction to be settled by the issuance of Perpetual Strife Preferred Stock, an amount equal to the Last Reported Sale Price per share of Perpetual Strife Preferred Stock on the Trading Day immediately before such Business Day; and (c) the arithmetic average of the Last Reported Sale Prices per share of Perpetual Strife Preferred Stock for each Trading Day of the ten (10) consecutive Trading Days immediately preceding such Business Day, provided, however, that, if applicable, the reference in this clause (c) to ten (10) will be replaced by such lesser number of Trading Days as have elapsed during the period from, and including, the Initial Issue Date to, but excluding, such Business Day. Notwithstanding anything to the contrary in the preceding sentence, at all times before the first (1st) date on which the Company executes any sale transaction to be settled by the issuance of Perpetual Strife Preferred Stock (other than the Perpetual Strife Preferred Stock initially issued on the Initial Issue Date), the Liquidation Preference per share of Perpetual Strife Preferred Stock will be one hundred dollars ($100). Whenever this Certificate of Designations refers to the Liquidation Preference of the Perpetual Strife Preferred Stock as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Liquidation Preference immediately after the Close of Business on such date. For purposes of this definition, any reference to the Company’s execution of any sale transaction to be settled by the issuance of Perpetual Strife Preferred Stock includes any resale of any shares of Perpetual Strife Preferred Stock that the Company or any of its Subsidiaries have purchased or otherwise acquired.

“Liquidation Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Strife Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Senior Stock will not include any securities of the Company’s Subsidiaries.

“Market Disruption Event” means, with respect to the Perpetual Strife Preferred Stock, on any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S.

national or regional securities exchange or other market on which the Perpetual Strife Preferred Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Perpetual Strife Preferred Stock or in any options contracts or futures contracts relating to the Perpetual Strife Preferred Stock.

“Number of Incremental Diluted Shares” means the increase in the number of diluted shares of the applicable class or series of Junior Stock (determined in accordance with generally accepted accounting principles in the United States, as the same is in effect on the Initial Issue Date, and assuming net income is positive) that would result from the grant, vesting or exercise of equity-based compensation to directors, employees, contractors and agents (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to such class or series of Junior Stock).

“Officer” means, with respect to the Company, the Executive Chairman, the President, the Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Optional Redemption” has the meaning set forth in Section 7(a).

“Original Certificate of Designations” means that certain Certificate of Designations of the Company originally filed with the Secretary of State of the State of Delaware on March 25, 2025 relating to the Perpetual Strife Preferred Stock.

“Paying Agent” has the meaning set forth in Section 3(g)(i).

“Permitted Party” means any “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that consists of, or includes, Michael J. Saylor, the heirs of Michael J. Saylor, or any Affiliates of Michael J. Saylor or the heirs of Michael J. Saylor.

“Perpetual Stream Preferred Stock” means the 10.00% Series A Perpetual Stream Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Stretch Preferred Stock” means the Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Stride Preferred Stock” means the 10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Strife Preferred Stock” has the meaning set forth in Section 3(a).

~~“~~ “Perpetual Strike Preferred Stock~~”~~” means the 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share, of the Company.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.

“Physical Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) is not a Global Certificate; and (b) represents any share(s) of Perpetual Strife Preferred Stock; and (c) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Holder of such share(s) and duly executed by the Company and countersigned by the Transfer Agent.

“Preferred Stock Director” has the meaning set forth in Section 9(a)(i).

“Redemption” means an Optional Redemption or a Tax Redemption.

“Redemption Date” means the date fixed, pursuant to Section 7(d), for the settlement of the repurchase of the Perpetual Strife Preferred Stock by the Company pursuant to a Redemption.

“Redemption Notice” has the meaning set forth in Section 7(e).

“Redemption Notice Date” means, with respect to a Redemption of the Perpetual Strife Preferred Stock, the date on which the Company sends the related Redemption Notice pursuant to Section 7(e).

“Redemption Price” means the consideration payable by the Company to repurchase any Perpetual Strife Preferred Stock upon its Redemption, calculated pursuant to Section 7(c).

“Register” has the meaning set forth in Section 3(g)(ii).

“Registrar” has the meaning set forth in Section 3(g)(i).

A “Regular Dividend Non-Payment Event” will be deemed to occur upon the occurrence of either of the following events (in each case, subject to ~~Section 5(a)): (a) if~~ Section 5(b)): (a) as of the Close of Business on the last Regular Dividend Payment Date of each of four (4) or more consecutive calendar quarters, less than the full amount of accumulated and unpaid Regular Dividends ~~on the shares of Perpetual Strife Preferred Stock outstanding as of the applicable Regular Dividend Record Date~~to, and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date have been declared and paid ~~by the following Regular Dividend Payment Date in respect of each of four (4) or more consecutive Regular Dividend Payment Dates; or (b) if~~; or (b) as of the Close of Business on the last Regular Dividend Payment Date of each of eight (8) or more consecutive calendar quarters, less than the full amount of accumulated and unpaid Regular Dividends ~~on the shares of Perpetual Strife Preferred Stock outstanding as of the applicable~~to, and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date have been declared and paid ~~by the following Regular Dividend Payment Date in respect of each of eight (8) or more consecutive Regular Dividend Payment Dates~~. A Regular Dividend Non-Payment Event that has occurred will be deemed to continue until such time when all accumulated and unpaid Regular Dividends on the outstanding Perpetual Strife Preferred Stock have been paid in full, at which time such Regular Dividend Non-Payment Event will be deemed to be cured and cease to be continuing. For purposes of this definition, a Regular Dividend on the Perpetual Strife Preferred Stock will be deemed to have been paid if such dividend is declared and cash that is sufficient to pay such dividend is set aside for the benefit of the Holders entitled thereto. For the avoidance of doubt, the Regular Dividend Non-Payment Events set forth in clauses (~~i~~a) and (~~ii~~b) above are separate Regular Dividend Non-Payment Events, each providing for a separate right to appoint a Preferred Stock Director pursuant to Section 9(a).

“Regular Dividend Payment Date” means, ~~with respect to any share of Perpetual Strife Preferred Stock, each March 31, June 30, September 30 and December 31 of each year, beginning on June 30, 2025 (or beginning on~~for any calendar month, each day within such calendar month that, as of the first Business Day immediately preceding the first calendar day of such calendar month (or, if earlier, the date the first Regular Dividend for such calendar month is declared), is scheduled to be a Business Day; provided , however , that, without limiting the last sentence of the first paragraph of Section 5(a)(i), the first Regular Dividend Payment Date occurring on or after the date of the Amendment and Restatement Effective Time will be January 4, 2027 (or such other date specified in the certificate representing ~~such~~the applicable share of Perpetual Strife Preferred Stock).

~~“Regular Dividend Period” means each period from, and including, a Regular Dividend Payment Date (or, in the case of the first Regular Dividend Period, from, and including, the Initial Issue Date) to, but excluding, the next Regular Dividend Payment Date.~~

“Regular Dividend Rate” means 10.00% per annum.

“Regular Dividends” has the meaning set forth in Section 5(a)(i).

“Regular Record Date” ~~has the following meaning: (a) March 15, in the case of a Regular Dividend Payment Date occurring on March 31; (b) June 15, in the case of a Regular Dividend Payment Date occurring on June 30; (c) September 15, in the case of a Regular Dividend Payment Date occurring on September 30; and (d) December 15, in the case of a Regular Dividend Payment Date occurring on December 31.~~means each calendar day from, and including, January 1, 2027.

“Repurchase Upon Fundamental Change” means the repurchase of any share of Perpetual Strife Preferred Stock by the Company pursuant to Section 8.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Semi-Monthly Dividend Period” means (a) each period from, and including, the first (1st) calendar day of a calendar month to, and including, the fifteenth (15th) calendar day of such calendar month; and (b) each period from, and including, the sixteenth (16th) calendar day of a calendar month to, and including, the last calendar day of such calendar month; provided, however, that the initial Semi-Monthly Dividend Period will be the period from, and including, January 1, 2027 to, and including, January 15, 2027.

“Share Agent” means the Transfer Agent or any Registrar or Paying Agent.

“Specified Dividend Payment Date” means a Regular Dividend Payment Date or a Deferred Regular Dividend Payment Date.

“Specified Regular Record Date” means a Regular Record Date or a Deferred Regular Record Date.

“Stated Amount” means one hundred dollars ($100) per share of Perpetual Strife Preferred Stock.

“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (x) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (y) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

A “Tax Event” will be deemed to occur if the Company has received an opinion of counsel experienced in such matters to the effect that, as a result of:

(a) any amendment to, clarification of, or change, including any announced prospective change, in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under those laws or treaties;

(b) an administrative action, which means any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation;

(c) any amendment to, clarification of, or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which that amendment, clarification or change is introduced or made known; or

(d) a threatened challenge asserted in writing in connection with a tax audit of the Company or any of its Subsidiaries, or a publicly known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Perpetual Strife Preferred Stock, which amendment, clarification or change is effective or the administrative action is taken or judicial decision, interpretation or pronouncement is issued or threatened challenge is asserted or becomes publicly known after March 20, 2025, there is more than an insubstantial risk that any of the outstanding Perpetual Strife Preferred Stock is treated as “fast-pay stock” within the meaning of Treasury Regulation Section 1.7701(l)-3(b)(2) (or becomes subject to substantially similar successor provision).

“Tax Redemption” has the meaning set forth in Section 7(b).

“Trading Day” means, with respect to the Perpetual Strife Preferred Stock, any day on which (a) trading in the Perpetual Strife Preferred Stock generally occurs on the principal U.S. national or regional securities exchange on which the Perpetual Strife Preferred Stock is then listed or, if the Perpetual Strife Preferred Stock, as applicable, is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Perpetual Strife Preferred Stock is then traded; and (b) there is no Market Disruption Event. If the Perpetual Strife Preferred Stock is not so listed or traded, then “Trading Day” with respect to the Perpetual Strife Preferred Stock means a Business Day.

“Transfer Agent” means U.S. Bank Trust Company, National Association or its successor as provided in Section 3(g)(iii).

“Underwriters” means Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Moelis & Company LLC, Cantor Fitzgerald & Co., Keefe, Bruyette, & Woods, Inc., Mizuho Securities USA LLC, SG Americas Securities, LLC, AmeriVet Securities, Inc., Bancroft Capital, LLC, BTIG, LLC and The Benchmark Company, LLC.

“Voting Parity Stock” means, with respect to any matter as to which Holders are entitled to vote pursuant to Section 9(a) or Section 9(b), each class or series of outstanding Dividend Parity Stock or Liquidation Parity Stock, if any, upon which similar voting rights are conferred and are exercisable with respect to such matter. For the avoidance of doubt, Voting Parity Stock will not include any securities of the Company’s Subsidiaries.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Section 2. RULES OF CONSTRUCTION. For purposes of this Certificate of Designations:

(a) “or” is not exclusive;

(b) “including” means “including without limitation”;

(c) “will” expresses a command;

(d) the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(e) a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(f) words in the singular include the plural, and words in the plural include the singular, unless the context requires otherwise;

(g) “herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise;

(h) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(i) the exhibits, schedules and other attachments to this Certificate of Designations are deemed to form part of this Certificate of Designations.

Section 3. THE PERPETUAL STRIFE PREFERRED STOCK.

(a) Designation; Par Value. A series of stock of the Company titled the “10.00% Series A Perpetual Strife Preferred Stock” (the “Perpetual Strife Preferred Stock”) is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company. The par value of the Perpetual Strife Preferred Stock is $0.001 per share.

(b) Number of Authorized Shares. The total authorized number of shares of Perpetual Strife Preferred Stock is ~~eight~~thirty three million ~~five~~two hundred thousand (~~8,500,000~~33,200,000); provided, however that, without the consent of any Holder or other Person, the total number of authorized shares of Perpetual Strife Preferred Stock may, by resolution of the Board of Directors, hereafter be (i) reduced to a number that is not less than the number of shares of Perpetual Strife Preferred Stock then outstanding; or (ii) increased, provided, that in no event will such increase be by an amount that exceeds the total number of authorized and undesignated shares of preferred stock of the Company.

(c) Additional Perpetual Strife Preferred Stock. After the Initial Issue Date, the Company may, without the consent of any Holder, but subject to the provisions of this Certificate of Designations (including Section 3(e)), (i) originally issue additional shares of Perpetual Strife Preferred Stock with the same terms as the other shares of Perpetual Strife Preferred Stock then outstanding (except, to the extent applicable, with respect to the date as of which Regular Dividends begin to accumulate on, the first Regular Dividend Payment Date for, and transfer restrictions applicable to, such additional shares of Perpetual Strife Preferred Stock), which additional shares of Perpetual Strife Preferred Stock will, subject to the foregoing, be considered to be part of the same series of, and rank equally and ratably with all other, shares of Perpetual Strife Preferred Stock; or (ii) resell any Perpetual Strife Preferred Stock that the Company or any of its Subsidiaries has purchased or otherwise acquired; provided, however, that if any such additional or resold shares of Perpetual Strife Preferred Stock are not fungible with other shares of Perpetual Strife Preferred Stock then outstanding for purposes of federal securities laws or, if applicable, the Depositary Procedures, then such additional or resold shares of Perpetual Strife Preferred Stock will be identified by a separate CUSIP number or by no CUSIP number. In addition, without the consent of any Holder, the Company may create and issue, or increase the authorized or issued number of, any other class or series of stock that is not Dividend Senior Stock or Liquidation Senior Stock.

(d) Form, Dating and Denominations.

(i) Form and Date of Certificates Representing Perpetual Strife Preferred Stock.

(1) Generally. Each certificate representing any Perpetual Strife Preferred Stock will: (1) subject to Section 3(d)(i)(2), be substantially in the form set forth in Exhibit A; (2) bear the legends required by Section 3(h) (and may bear notations, legends or endorsements required by law, stock exchange rule or usage or the Depositary); and (3) be dated as of the date it is countersigned by the Transfer Agent.

(2) Modifications to the Form of Certificates to Accommodate Issuance of Additional Perpetual Strife Preferred Stock. Notwithstanding anything to the contrary in this Certificate of Designations, if any Perpetual Strife Preferred Stock is originally issued after the Initial Issue Date pursuant to Section 3(c), then the certificate(s) representing such Perpetual Strife Preferred Stock may contain deviations from the form set forth in Exhibit A that the Company in good faith determines are appropriate to permit the timely and orderly issuance thereof (including, for the avoidance of doubt, issuances on a daily basis pursuant to an “at-the-market” or similar program) and to accommodate any reasonable requirements of the Transfer Agent in connection therewith.

(ii) Global Certificates; Physical Certificates. Except as otherwise provided in the applicable resolutions of the Board of Directors providing for the original issuance of any Perpetual Strife Preferred Stock, such Perpetual Strife Preferred Stock will be issued initially in the form of one or more Global Certificates. Global Certificates may be exchanged for Physical Certificates, and Physical Certificates may be exchanged for Global Certificates, only as provided in Section 3(i).

(iii) Electronic Certificates; Interpretation. For purposes of this Certificate of Designations, (1) each Electronic Certificate will be deemed to include the text of, and to otherwise to be in, the form of Certificate set forth in Exhibit A (subject to Section 3(d)(i)(2)); (2) any legend, registration number or other notation that is required to be included on a Physical Certificate or Global Certificate will be deemed to be affixed to any Electronic Certificate notwithstanding that such Electronic Certificate may be in a form that does not permit affixing legends thereto; (3) any reference in this Certificate of Designations to the “delivery” of any Electronic Certificate will be deemed to be satisfied upon the registration (or delivery to the Transfer Agent of an instruction for the registration) of the electronic book entry representing such Electronic Certificate in the name of the applicable Holder; (4) any requirement to deliver or surrender an Electronic Certificate to the Paying Agent for settlement in connection with a Repurchase Upon Fundamental Change or Redemption will be deemed to be satisfied upon the satisfaction of all other requirements for such settlement; and (5) upon satisfaction of any applicable requirements of the Delaware General Corporation Law, the Certificate of Incorporation and the Bylaws of the Company, and any related requirements of the Transfer Agent, in each case for the issuance of Perpetual Strife Preferred Stock in the form of one or more Electronic Certificates, such Electronic Certificates will be deemed to be executed by the Company and countersigned by the Transfer Agent.

(iv) No Bearer Certificates; Denominations. The Perpetual Strife Preferred Stock will be issued only in registered form and only in whole numbers of shares.

(v) Registration Numbers. Each certificate representing any share(s) of Perpetual Strife Preferred Stock will bear a unique registration number that is not affixed to any other certificate representing any other outstanding share of Perpetual Strife Preferred Stock.

(e) Execution, Countersignature and Delivery.

(i) Due Execution by the Company. Subject to Section 3(d)(iii), at least two (2) duly authorized Officers will sign each certificate representing any Perpetual Strife Preferred Stock on behalf of the Company by manual or facsimile signature. For the avoidance of doubt, facsimile signatures will include electronic signatures. The validity of any Perpetual Strife Preferred Stock will not be affected by the failure of any Officer whose signature is on any certificate representing such Perpetual Strife Preferred Stock to hold, at the time such certificate is countersigned by the Transfer Agent, the same or any other office at the Company.

(ii) Countersignature by Transfer Agent. Subject to Section 3(d)(iii), (1) no Perpetual Strife Preferred Stock will be valid until the certificate representing it is countersigned by the Transfer Agent; and (2) each such certificate will be deemed to be duly countersigned only when an authorized signatory of the Transfer Agent (or a duly appointed agent thereof) manually signs the countersignature block set forth in such certificate.

(f) Method of Payment; Delay When Payment Date is Not a Business Day.

(i) Method of Payment.

(1) Global Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Strife Preferred Stock represented by a Global Certificate by wire transfer of immediately available funds.

(2) Physical Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Strife Preferred Stock represented by a Physical Certificate as follows:

(A) if the aggregate Stated Amount of the Perpetual Strife Preferred Stock represented by such Physical Certificate is at least five million dollars ($5,000,000) (or such lower amount as the Company may choose in its sole and absolute discretion) and the Holder of such Perpetual Strife Preferred Stock entitled to such cash Regular Dividend or amount has delivered to the Paying Agent, no later than the time set forth in the next sentence, a written request to receive payment by wire transfer to an account of such Holder within the United States, by wire transfer of immediately available funds to such account; and

(B) in all other cases, by check mailed to the address of such Holder set forth in the Register.

To be timely, such written request must be delivered no later than the Close of Business on ~~the following date: (x) with respect to the payment of any declared cash Regular Dividend due on a Regular Dividend Payment Date for the Perpetual Strife Preferred Stock, the immediately preceding Regular Record Date; and (y) with respect to any other payment,~~ the date that is fifteen (15) calendar days immediately before the date such payment is due.

(ii) Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on any Perpetual Strife Preferred Stock as provided in this Certificate of Designations is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designations, such payment may be made on the immediately following Business Day with the same force and effect as if such payment were made on such due date (and, for the avoidance of doubt, no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay). Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.” For the avoidance of doubt, if a Regular Dividend Payment Date for a declared Regular Dividend was scheduled to be, but is not in fact, a Business Day, then (1) such declared Regular Dividend may be paid on the immediately following Business Day as provided in the first sentence of this paragraph (it being understood that such following Business Day may be a Regular Dividend Payment Date for another declared Regular Dividend, which will be unaffected by the related delay); and (2) such related delay will not affect the calculation of the amount of any accumulated or payable Regular Dividends.

(g) Transfer Agent, Registrar and Paying Agent.

(i) Generally. The Company will maintain (1) an office or agency in the continental United States where Perpetual Strife Preferred Stock may be presented for registration of transfer or for exchange (the “Registrar”); and (2) an office or agency in the continental United States where Perpetual Strife Preferred Stock may be presented for payment (the “Paying Agent”). If the Company fails to maintain a Registrar or Paying Agent, then the Transfer Agent will act as such. For the avoidance of doubt, the Company or any of its Subsidiaries may act as Registrar or Paying Agent. Notwithstanding anything to the contrary in this Section 3(g)(i) or in Section 3(g)(iii), each of the Transfer Agent, Registrar and Paying Agent with respect to any Perpetual Strife Preferred Stock represented by a Global Certificate must at all times be a Person that is eligible to act in that capacity under the Depositary Procedures.

(ii) Duties of the Registrar. The Company will cause the Registrar to keep a record (the “Register”) of the names and addresses of the Holders, the number of shares of Perpetual Strife Preferred Stock held by each Holder and the transfer, exchange, repurchase and Redemption of the Perpetual Strife Preferred Stock. Absent manifest error, the entries in the Register will be conclusive and the Company and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly.

(iii) Co-Agents; Company’s Right to Appoint Successor Transfer Agent, Registrar and Paying Agent. The Company may appoint one or more co-Registrars and co-Paying Agents, each of whom will be deemed to be a Registrar or Paying Agent, as applicable, under this Certificate of Designations. Subject to Section 3(g)(i), the Company may change the Transfer Agent or any Registrar or Paying Agent (including appointing itself or any of its Subsidiaries to act as a Registrar or Paying Agent) without notice to any Holder; provided, however, that the Company will not remove a Person acting as Transfer Agent under this Certificate of Designations until and unless a successor has been appointed and has accepted such appointment. Upon the request of any Holder, the Company will notify such Holder of the name and address of each Share Agent or co-Share Agent.

(iv) Initial Appointments. The Company appoints U.S. Bank Trust Company, National Association, as the initial Transfer Agent, the initial Paying Agent and the initial Registrar.

(v) Duties When the Company or its Subsidiary Acts as Paying Agent. If the Company or any of its Subsidiaries acts as Paying Agent, then (1) it will segregate for the benefit of the Holders all money and other property held by it as Paying Agent; and (2) references in this Certificate of Designations to the Paying Agent holding cash or other property, or to the delivery of cash or other property to the Paying Agent, in each case for payment or delivery to any Holders or with respect to the Perpetual Strife Preferred Stock, will be deemed to refer to cash or other property so segregated, or to the segregation of such cash or other property, respectively.

(h) Legends.

(i) Global Certificate Legend. Each Global Certificate will bear the Global Certificate Legend (or any similar legend, not inconsistent with this Certificate of Designations, required by the Depositary for such Global Certificate).

(ii) Other Legends. The certificate(s) representing any Perpetual Strife Preferred Stock may bear any other legend or text, not inconsistent with this Certificate of Designations, as may be required by applicable law or by any securities exchange or automated quotation system on which such Perpetual Strife Preferred Stock is traded or quoted or as may be otherwise reasonably determined by the Company to be appropriate based on the advice of nationally recognized outside counsel.

(iii) Acknowledgement and Agreement by the Holders. A Holder’s acceptance of any Perpetual Strife Preferred Stock represented by a certificate bearing any legend required by this Section 3(h) will constitute such Holder’s acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.

(i) Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions..

(i) Provisions Applicable to All Transfers and Exchanges.

(1) Generally. Subject to this Section 3(i), Perpetual Strife Preferred Stock represented by a Physical Certificate, and beneficial interests in Global Certificates representing any Perpetual Strife Preferred Stock, may be transferred or exchanged from time to time and, in the case of a Physical Certificate, the Company will cause the Registrar to record each such transfer or exchange in the Register.

(2) No Services Charge; Transfer Taxes. The Company and the Share Agents will not impose any service charge on any Holder for any transfer or exchange of any Perpetual Strife Preferred Stock, but the Company, the

Transfer Agent and the Registrar may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer or exchange of Perpetual Strife Preferred Stock, other than exchanges pursuant to Section 3(j) or Section 3(r) not involving any transfer.

(3) No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designations, all transfers or exchanges of Perpetual Strife Preferred Stock must be in an amount representing a whole number of shares of Perpetual Strife Preferred Stock, and no fractional share of Perpetual Strife Preferred Stock may be transferred or exchanged.

(4) Legends. Each certificate representing any share of Perpetual Strife Preferred Stock that is issued upon transfer of, or in exchange for, another share of Perpetual Strife Preferred Stock will bear each legend, if any, required by Section 3(h).

(5) Settlement of Transfers and Exchanges. Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Strife Preferred Stock, the Company will cause such transfer or exchange to be effected as soon as reasonably practicable after the date of such satisfaction.

(ii) Transfers and Exchanges of Perpetual Strife Preferred Stock Represented by Global Certificates.

(1) Subject to the immediately following sentence, no Perpetual Strife Preferred Stock represented by a Global Certificate may be transferred or exchanged in whole except (x) by the Depositary to a nominee of the Depositary; (y) by a nominee of the Depositary to the Depositary or to another nominee of the Depositary; or (z) by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. No Perpetual Strife Preferred Stock represented by a Global Certificate may be transferred to, or exchanged for, Perpetual Strife Preferred Stock represented by one or more Physical Certificates; provided, however, that a Global Certificate will be exchanged, pursuant to customary procedures, for one or more Physical Certificates if:

(A) (x) the Depositary notifies the Company or the Transfer Agent that the Depositary is unwilling or unable to continue as Depositary for such Global Certificate or (y) the Depositary ceases to be a “clearing agency” registered under Section 17A of the Exchange Act and, in each case, the Company fails to appoint a successor Depositary within ninety (90) days of such notice or cessation; or

(B) the Company, in its sole discretion, permits the exchange of any beneficial interest in such Global Certificate for Perpetual Strife Preferred Stock represented by one or more Physical Certificates at the request of the owner of such beneficial interest.

(2) Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Strife Preferred Stock represented by a Global Certificate:

(A) the Company will cause the Registrar to reflect any resulting decrease of the number of shares of Perpetual Strife Preferred Stock represented by such Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if such notation results in such Global Certificate representing zero shares of Perpetual Strife Preferred Stock, then the Company may (but is not required to) instruct the Transfer Agent to cancel such Global Certificate pursuant to Section 3(n));

(B) if required to effect such transfer or exchange, then the Company will cause the Registrar to reflect any resulting increase of the number of shares of Perpetual Strife Preferred Stock represented by any other Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such other Global Certificate;

(C) if required to effect such transfer or exchange, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new Global Certificate bearing each legend, if any, required by Section 3(h); and

(D) if the Perpetual Strife Preferred Stock represented by such Global Certificate, or any beneficial interest therein, is to be exchanged for Perpetual Strife Preferred Stock represented by one or more Physical Certificates, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strife Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strife Preferred Stock equal to the number of shares of Perpetual Strife Preferred Stock represented by such Global Certificate that are to be so exchanged; (y) are registered in such name(s)

as the Depositary specifies (or as otherwise determined pursuant to customary procedures); and (z) bear each legend, if any, required by Section 3(h).

(3) Each transfer or exchange of a beneficial interest in any Global Certificate will be made in accordance with the Depositary Procedures.

(iii) Transfers and Exchanges of Perpetual Strife Preferred Stock Represented by Physical Certificates.

(1) Subject to this Section 3(i), a Holder of any Perpetual Strife Preferred Stock represented by a Physical Certificate may (x) transfer any whole number of shares of such Perpetual Strife Preferred Stock to one or more other Person(s); (y) exchange any whole number of shares of such Perpetual Strife Preferred Stock for an equal number of shares of Perpetual Strife Preferred Stock represented by one or more other Physical Certificates; and (z) if then permitted by the Depositary Procedures, transfer any whole number of shares of such Perpetual Strife Preferred Stock in exchange for a beneficial interest in the same number of shares of Perpetual Strife Preferred Stock represented by one or more Global Certificates; provided, however, that, to effect any such transfer or exchange, such Holder must surrender such Physical Certificate representing the Perpetual Strife Preferred Stock to be transferred or exchanged to the office of the Transfer Agent or the Registrar, together with any endorsements or transfer instruments reasonably required by the Company, the Transfer Agent or the Registrar.

(2) Upon the satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any whole number of shares of a Holder’s Perpetual Strife Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(i)(iii)(2)):

(A) such old Physical Certificate will be promptly cancelled pursuant to Section 3(n);

(B) if only part of the Perpetual Strife Preferred Stock represented by such old Physical Certificate is to be so transferred or exchanged, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strife Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strife Preferred Stock equal to the number of shares of Perpetual Strife Preferred Stock represented by such old Physical Certificate not to be so transferred or exchanged; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h);

(C) in the case of a transfer:

(I) to the Depositary or a nominee thereof that will hold its interest in the shares of Perpetual Strife Preferred Stock to be so transferred in the form of one or more Global Certificates, the Company will cause the Registrar to reflect an increase in the number of shares of Perpetual Strife Preferred Stock represented by one or more existing Global Certificates by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate(s), which increase(s) are each in whole numbers of shares of Perpetual Strife Preferred Stock and aggregate to the total number of shares of Perpetual Strife Preferred Stock to be so transferred, and which Global Certificate(s) bear each legend, if any, required by Section 3(h); provided, however, that if such transfer cannot be so effected by notation on one or more existing Global Certificates (whether because no Global Certificates bearing each legend, if any, required by Section 3(h) then exist, because any such increase will result in any Global Certificate representing a number of shares of Perpetual Strife Preferred Stock exceeding the maximum number permitted by the Depositary or otherwise), then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Global Certificates that (x) each represent a whole number of shares of Perpetual Strife Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strife Preferred Stock equal to the number of shares of Perpetual Strife Preferred Stock that are to be so transferred but that are not effected by notation as provided above; and (y) bear each legend, if any, required by Section 3(h); and

(II) to a transferee that will hold its interest in the shares of Perpetual Strife Preferred Stock to be so transferred in the form of one or more Physical Certificates, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strife Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strife Preferred

Stock equal to the number of shares of Perpetual Strife Preferred Stock to be so transferred; (y) are registered in the name of such transferee; and (z) bear each legend, if any, required by Section 3(h); and

(D) in the case of an exchange, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strife Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strife Preferred Stock equal to the number of shares of Perpetual Strife Preferred Stock to be so exchanged; (y) are registered in the name of the Person to whom such old Physical Certificate was registered; and (z) bear each legend, if any, required by Section 3(h).

(iv) Transfers of Shares Subject to Redemption. Notwithstanding anything to the contrary in this Certificate of Designations, the Company, the Transfer Agent and the Registrar will not be required to register the transfer of or exchange any share of Perpetual Strife Preferred Stock that has been called for Redemption pursuant to a Redemption Notice, except to the extent that the Company fails to pay the related Redemption Price when due.

(j) Exchange and Cancellation of Perpetual Strife Preferred Stock to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(i) Cancellation of Perpetual Strife Preferred Stock Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(1) Physical Certificates. If a Holder’s Perpetual Strife Preferred Stock represented by a Physical Certificate (or any portion thereof that has not theretofore been exchanged pursuant to Section 3(j)(i)) (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(j)(i)(1)) is to be repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the later of the time such Perpetual Strife Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p) and the time such old Physical Certificate is surrendered for such repurchase, (A) such old Physical Certificate will be cancelled pursuant to Section 3(n); and (B) in the case of a repurchase, the Company will issue, execute and deliver to such Holder, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strife Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strife Preferred Stock equal to the number of shares of Perpetual Strife Preferred Stock represented by such old Physical Certificate that are not to be repurchased; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h).

(2) Global Certificates. If a Holder’s Perpetual Strife Preferred Stock represented by a Global Certificate (or any portion thereof) is to be repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the time such Perpetual Strife Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p), the Company will cause the Registrar to reflect a decrease of the number of shares of Perpetual Strife Preferred Stock represented by such Global Certificate in an amount equal to the number of shares of Perpetual Strife Preferred Stock represented by such Global Certificate that are to be so converted or repurchased, as applicable, by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if the number of shares represented by such Global Certificate is zero following such notation, cancel such Global Certificate pursuant to Section 3(n)).

(k) Status of Retired Shares. Upon any share of Perpetual Strife Preferred Stock ceasing to be outstanding, such share will be deemed to be retired and to resume the status of an authorized and unissued share of preferred stock of the Company.

(l) Replacement Certificates. If a Holder of any Perpetual Strife Preferred Stock claims that the certificate(s) representing such Perpetual Strife Preferred Stock have been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a replacement certificate representing such Perpetual Strife Preferred Stock upon surrender to the Company or the Transfer Agent of such mutilated certificate, or upon delivery to the Company or the Transfer Agent of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Transfer Agent and the Company. In the case of a lost, destroyed or wrongfully taken certificate representing any Perpetual Strife Preferred Stock, the Company and the Transfer Agent may require the Holder thereof to provide such security or indemnity that is reasonably satisfactory to the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss that any of them may suffer if such certificate is replaced.

Every replacement Perpetual Strife Preferred Stock issued pursuant to this Section 3(l) will, upon such replacement, be deemed to be outstanding Perpetual Strife Preferred Stock, entitled to all of the benefits of this Certificate of Designations equally and ratably with all other Perpetual Strife Preferred Stock then outstanding.

(m) Registered Holders; Certain Rights with Respect to Global Certificates. Only the Holder of any Perpetual Strife Preferred Stock will have rights under this Certificate of Designations as the owner of such Perpetual Strife Preferred Stock. Without limiting the generality of the foregoing, Depositary Participants, as such, will have no rights under this Certificate of Designations with respect to the Perpetual Strife Preferred Stock represented by any Global Certificate held on their behalf by the Depositary or its nominee, or by the Transfer Agent as its custodian, and the Company and the Share Agents, and their respective agents, may treat the Depositary as the absolute owner of the Perpetual Strife Preferred Stock represented by such Global Certificate for all purposes whatsoever; provided, however, that (i) the Holder of any Perpetual Strife Preferred Stock represented by any Global Certificate may grant proxies and otherwise authorize any Person, including Depositary Participants and Persons that hold interests in Perpetual Strife Preferred Stock through Depositary Participants, to take any action that such Holder is entitled to take with respect to the Perpetual Strife Preferred Stock represented by such Global Certificate under this Certificate of Designations; and (ii) the Company and the Share Agents, and their respective agents, will use commercially reasonable efforts to give effect to any written certification, proxy or other authorization furnished by the Depositary.

(n) Cancellation. The Company may at any time deliver Perpetual Strife Preferred Stock to the Transfer Agent for cancellation. The Registrar and the Paying Agent will forward to the Transfer Agent each share of Perpetual Strife Preferred Stock duly surrendered to them for transfer, exchange or payment. The Company will cause the Transfer Agent to promptly cancel all shares of Perpetual Strife Preferred Stock so surrendered to it in accordance with its customary procedures.

(o) Shares Held by the Company or its Affiliates. Without limiting the generality of Sections 3(p) and 3(q), in determining whether the Holders of the required number of outstanding shares of Perpetual Strife Preferred Stock (and, if applicable, Voting Parity Stock) have concurred in any direction, waiver or consent, shares of Perpetual Strife Preferred Stock owned by the Company or any of its Affiliates will be deemed not to be outstanding.

(p) Outstanding Shares.

(i) Generally. The shares of Perpetual Strife Preferred Stock that are outstanding at any time will be deemed to be those shares of Perpetual Strife Preferred Stock that, at such time, have been duly executed by the Company and countersigned by the Transfer Agent, excluding those shares of Perpetual Strife Preferred Stock that have theretofore been (1) cancelled by the Transfer Agent or delivered to the Transfer Agent for cancellation in accordance with Section 3(n); (2) assigned a number of outstanding shares of zero by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of the Global Certificate representing such Perpetual Strife Preferred Stock; (3) paid or settled in full upon their repurchase pursuant to a Repurchase Upon Fundamental Change or Redemption in accordance with this Certificate of Designations; or (4) deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii) or (iii) of this Section 3(p).

(ii) Replaced Shares. If any certificate representing any share of Perpetual Strife Preferred Stock is replaced pursuant to Section 3(l), then such share will cease to be outstanding at the time of such replacement, unless the Transfer Agent and the Company receive proof reasonably satisfactory to them that such share is held by a “bona fide purchaser” under applicable law.

(iii) Shares to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption. If, on a Fundamental Change Repurchase Date or Redemption Date, the Paying Agent holds consideration in kind and amount that is sufficient to pay the aggregate Fundamental Change Repurchase Price or Redemption Price, as applicable, due on such date, then (unless there occurs a default in the payment of the Fundamental Change Repurchase Price or Redemption Price, as applicable): (1) the Perpetual Strife Preferred Stock to be repurchased pursuant to the related Repurchase Upon Fundamental Change or Redemption, as applicable, on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Company’s obligations pursuant to Section 5(e)); and (2) the rights of the Holders of such Perpetual Strife Preferred Stock, as such, will terminate with respect to such Perpetual Strife Preferred Stock, other than the right to receive the Fundamental Change Repurchase Price or Redemption Price, as applicable, as provided in Section 7 or Section 8 (and, if applicable, declared Regular Dividends as provided in Section 5(e)).

(q) Repurchases by the Company and its Subsidiaries. Without limiting the generality of Section 3(n), subject to applicable law, the Company or its Subsidiaries may directly or indirectly repurchase Perpetual Strife Preferred Stock in the open market or otherwise, whether through private or public tender or exchange offers, cash-settled swaps or other cash-settled derivatives without delivering prior notice to Holders.

(r) Notations and Exchanges. Without limiting any rights of Holders pursuant to Section 9, if any amendment, supplement or waiver to the Certificate of Incorporation or this Certificate of Designations changes the terms of any Perpetual Strife Preferred Stock, then the Company may, in its discretion, require the Holder of the certificate representing such Perpetual Strife Preferred Stock to deliver such certificate to the Transfer Agent so that the Transfer Agent may place an appropriate notation prepared by the Company on such certificate and return such certificate to such Holder. Alternatively, at its discretion, the Company may, in exchange for such Perpetual Strife Preferred Stock, issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new certificate representing such Perpetual Strife Preferred Stock that reflects the changed terms. The failure to make any appropriate notation or issue a new certificate representing any Perpetual Strife Preferred Stock pursuant to this Section  3(r) will not impair or affect the validity of such amendment, supplement or waiver.

(s) CUSIP and ISIN Numbers. The Company may use one or more CUSIP or ISIN numbers to identify any of the Perpetual Strife Preferred Stock, and, if so, the Company will use such CUSIP or ISIN number(s) in notices to Holders; provided, however, that the effectiveness of any such notice will not be affected by any defect in, or omission of, any such CUSIP or ISIN number(s).

Section 4. RANKING. The Perpetual Strife Preferred Stock will rank (a) senior to (i) Dividend Junior Stock with respect to the payment of dividends; and (ii) Liquidation Junior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; (b) equally with (i) Dividend Parity Stock with respect to the payment of dividends; and (ii) Liquidation Parity Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; and (c) junior to (i) Dividend Senior Stock, if any has been authorized and issued, with respect to the payment of dividends; and (ii) Liquidation Senior Stock, if any has been authorized and issued, with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

Section 5. REGULAR DIVIDENDS.

(a) Generally.

(i) Accumulation and Payment of Regular Dividends. The Perpetual Strife Preferred Stock will accumulate cumulative dividends (“Regular Dividends”) at a rate per annum equal to the Regular Dividend Rate on the Stated Amount thereof (and, to the extent described in the ~~fourth sentence~~final paragraph of this Section 5(a)(i), on unpaid Regular Dividends thereon), regardless of whether or not declared or funds are legally available for their payment. Subject to the other provisions of this Section 5, such Regular Dividends will be payable when, as and if declared by the Board of Directors, out of funds legally available for their payment solely in cash, ~~quarterly~~ in arrears on each Regular Dividend Payment Date (calculated in the manner set forth in Section 5(a)(iii)), to the Holders as of the Close of Business on the ~~immediately preceding~~ Regular Record Date~~.~~ corresponding (as provided in Section 5(a)(ii)) to such Regular Dividend Payment Date. Subject to Section 5(a)(iii), Regular Dividends on the Perpetual Strife Preferred Stock will accumulate ~~from, and including,~~on each Regular Record Date and will accumulate from, but excluding, the latest Regular Record Date corresponding to the last date to which Regular Dividends have been paid (or, ~~if no Regular Dividends have been paid, from, and including, the Initial Issue Date~~in the case of the Regular Dividend Payment Date occurring on January 4, 2027, from, but excluding, December 31, 2026, together, if the Final Pre-Amendment Dividend is not declared and paid in full on December 31, 2026 (or, if not a Business Day, the next Business Day) as contemplated by the final sentence of this paragraph, with accumulated Regular Dividends thereon calculated in accordance with the Original Certificate of Designations as contemplated by such sentence and Section 15 (in the case of the Perpetual Strife Preferred Stock ~~issued on the Initial Issue~~outstanding as of the corresponding Regular Record Date), or as otherwise provided pursuant to Section 3(c) or in the certificate(s) representing the applicable Perpetual Strife Preferred Stock (in the case of any other Perpetual Strife Preferred Stock)) to, ~~but excluding, the~~and including, the latest Regular Record Date corresponding to the next Regular Dividend Payment Date. Declared Regular Dividends on the Perpetual Strife Preferred Stock will be payable in the manner set forth in Section 5(d). Notwithstanding anything to the contrary herein, the Regular Dividend payable in respect of the “Regular Dividend Payment Date” (as defined in the Original Certificate of Designations) occurring on December 31, 2026 (the “Final Pre-Amendment Dividend”) will be calculated and paid and, to the extent applicable, accumulate, in the manner set forth in the Original Certificate of Designations, the applicable terms of which are incorporated herein by reference solely for purposes of the Final Pre-Amendment Dividend.

If any accumulated Regular ~~Dividend~~Dividends (or any portion thereof) on the Perpetual Strife Preferred Stock is not paid on the ~~applicable~~last Regular Dividend Payment Date (which is referred to in this sentence as the “defaulted Regular Dividend Payment Date”) of any calendar quarter (or, if such Regular Dividend Payment Date is not a Business Day, the next Business Day), then additional Regular Dividends (“Compounded Dividends”) will accumulate on the amount of such unpaid Regular ~~Dividend~~Dividends, compounded quarterly ~~at~~on the last Regular Dividend Payment Date of each subsequent calendar quarter based on the Compounded Dividend Rate (~~as defined below), from, and including, such~~calculated in the manner set forth in Section 5(a)(iii)), from, but excluding, the latest Regular Record Date corresponding to such defaulted Regular Dividend Payment Date to, ~~but excluding,~~and including, the latest Regular Record Date corresponding to the date the same, including all Compounded Dividends thereon, is paid in full. The “Compounded Dividend Rate” applicable to any unpaid Regular Dividend that was due on ~~a~~the last Regular Dividend Payment Date of any calendar quarter (or, if such Regular Dividend Payment Date is not a Business Day, the next Business Day) will initially be a rate per annum equal to the Regular Dividend Rate plus one hundred (100) basis points; provided, however, that until such unpaid Regular Dividend, together with Compounded Dividends thereon, is paid in full, such Compounded Dividend Rate will increase by one hundred (100) basis points per annum for each ~~subsequent~~calendar quarter after the first calendar quarter in which Compounded Dividends accumulate on such unpaid Regular Dividend ~~Period~~, up to a maximum rate of eighteen percent (18%) per annum. Each reference in this Certificate of Designations to accumulated or unpaid Regular Dividends will include any Compounded Dividends that accumulate thereon pursuant to the ~~previous~~first sentence of this paragraph. For the avoidance of doubt, except as set forth in Section 5(c), nothing in this Certificate of Designations will require the Company or the Board of Directors to declare and pay Regular Dividends, regardless of whether funds are legally available for their payment, and Regular Dividends, if any, will be paid when, as and if declared by the Board of Directors, in its sole and absolute discretion, out of funds legally available for their payment to the extent paid in cash.

(ii)  Determination of Regular Record Date(s) Corresponding to Each Regular Dividend Payment Date. The Regular Dividend Payment Date that corresponds to each Regular Record Date will be the first Regular Dividend Payment Date that occurs after such Regular Record Date. For the avoidance of doubt, two (2) or more Regular Record Dates may correspond to a single Regular Dividend Payment Date, in which case the Regular Dividends (if declared in full) due in respect of such single Regular Dividend Payment Date will be that amount of Regular Dividends that have accumulated in respect of all Regular Record Dates that correspond to such single Regular Dividend Payment Date (together, if applicable, with any Compounded Dividends). The Deferred Regular Record Date that corresponds to a Deferred Regular Dividend Payment Date will be the Deferred Regular Record Date that occurs on the calendar day immediately preceding such Deferred Regular Dividend Payment Date, as provided in Section 5(b).

(iii) ~~(ii)~~ Computation of Accumulated Regular Dividends. Accumulated Regular Dividends will be computed ~~on the basis of a 360-day year comprised of twelve 30-day months.~~as follows:

(1)  Generally. Subject to Section 11(b), the amount of Regular Dividends that accumulate on each outstanding share of Perpetual Strife Preferred Stock in respect of each Regular Record Date (which, for purposes of this Section 5(a)(iii)(1), is referred to as the “reference Regular Record Date”) (excluding Compounded Dividends, if any) will be the following (it being understood, for the avoidance of doubt, that such amount, if declared in full, will be payable for the Regular Dividend Payment Date corresponding to such reference Regular Record Date, together, if applicable, with any other amounts due in respect of any other Regular Record Date(s) that correspond to the same Regular Dividend Payment Date (together, if applicable, with Compounded Dividends)):

where:

S	=	the Stated Amount per share of Perpetual Strife Preferred Stock;

DR	=	the Regular Dividend Rate;

N	=	the total number of calendar days in the Semi-Monthly Dividend Period in which such reference Regular Record Date occurs;

n	=	the total number of calendar days in the period from, and including, the first calendar day of such Semi-Monthly Dividend Period to, and including, such reference Regular Record Date; and

Dx	=

the amount of Regular Dividends that accumulate on each outstanding share of Perpetual Strife Preferred Stock in respect of the Regular Record Date occurring on the xth calendar day of such Semi-Monthly Dividend Period (determined in accordance with this sentence, and rounded in accordance with the proviso to this sentence), except that D 0 will be deemed to be equal to zero;

provided , however, that the amount, Dn, determined as aforesaid will be expressed as a dollar amount rounded as follows (before application of Section 11(b)): (A) if such reference Regular Record Date is the last Regular Record Date occurring in such Semi-Monthly Dividend Period, then such amount will not be rounded; and (B) in all other cases, if such dollar amount includes any fractional cent, then such dollar amount will be rounded down to the nearest cent.

(2)   Compounded Dividends. For purposes of calculating the amount, if any, of Compounded Dividends that accumulate on any unpaid Regular Dividend, such amount will be calculated as set forth in Section 5(a)(iii)(1) in the same manner as if (A) the amount of such unpaid Regular Dividend were treated as a portion of the Stated Amount per share of the Perpetual Strife Preferred Stock; and (B)  DR in the formula set forth in Section 5(a)(iii)(1) were replaced with the Compounded Dividend Rate per annum applicable on the reference Regular Record Date for which the calculation is being made.

(3)  Redemption Price, Fundamental Change Repurchase Price and Liquidation Payments. For purposes of calculating the amount of accumulated and unpaid Regular Dividends to be included in the Redemption Price, the Fundamental Change Repurchase Price or a payment referred to in Section 6(a) to, and including, the Regular Record Date occurring on the applicable Redemption Date, Fundamental Change Repurchase Date or payment date referred to in Section 6(a), such amount will be calculated as set forth in Section 5(a)(iii)(1) (and, if applicable, Section 5(a)(iii)(2)) in the same manner as if such Regular Record Date corresponded to a Regular Dividend Payment Date for which a payment is being calculated, provided that the proviso to Section 5(a)(iii)(1) will not apply and the amount so calculated will be subject to rounding only pursuant to Section 11(b).

(iv)  ~~(iii)~~ Priority of the Application of Regular Dividend Payments to Arrearages. Each payment of declared Regular Dividends on the Perpetual Strife Preferred Stock will be applied to the earliest Regular Dividend ~~Period for~~Payment Date with respect to which Regular Dividends have not yet been paid.

(v)  Company Right to Specify Additional Regular Dividend Payment Dates. Notwithstanding anything to the contrary in this Certificate of Designations, solely for purposes of determining whether a day is a Regular Dividend Payment Date (or any other day that is defined or otherwise determined by reference to any Regular Dividend Payment Date), the Company will have the right to elect to designate as a Business Day any day that would otherwise not be a Business Day. To exercise such right, the Company must provide notice of the same to Holders, provided, that the election set forth in such notice will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such election is provided, the Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date.” Once such notice of such election is provided, the Company will have the right to rescind, in whole or in part, such election by providing notice of the same to Holders, provided, that such rescission (1) will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such rescission is provided, the Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date”; and (2) will not be effective to cause the definition of Business Day to exclude any day that would be a Business Day as that term is defined in this Certificate of Designations without regard to this Section 5(a)(v) or to the proviso in the definition of “Business Day.” For the avoidance of doubt, an election referred to in the first sentence of this Section 5(a)(v) may (w) be with respect to a specific day; (x) be by reference to any category of days (such as “each Saturday”); (y) include any conditions (such as “each Saturday on which the Depositary accepts dividend payments on behalf of Depositary Participants”); and (z) provide for one or more future dates as of which the election will take effect (provided such future date(s) comply with the proviso in the second sentence of this Section 5(a)(v)). Notwithstanding anything to the contrary, the notice referred to in the second or third sentence of this Section 5(a)(v) will be deemed to have been duly sent if either (a) it is sent in compliance with Section 13; or (b) the information required to be included in such notice is (i) set forth in a press release issued through such national newswire service as the Company then uses or (ii) published through such other widely disseminated public medium as the Company then uses, including its website.

(b) Notice of Deferral. If the Company fails to declare ~~a Regular Dividend on or prior to a given~~, on or before the last Regular Record Date~~,~~ corresponding to the last Regular Dividend Payment Date of any calendar quarter, the full amount of unpaid Regular Dividends, if any, that will have accumulated to, and including, such Regular Record Date (including, for the avoidance of doubt, Compounded Dividends, if any), then such failure ~~shall~~will constitute the issuance of a notice of deferral. Upon issuance of such notice, the Company ~~shall~~will use its commercially reasonable efforts over the ~~following sixty~~forty five (~~60~~45)-day period following such Regular Record Date to sell Class A Common Stock and/or other securities to raise proceeds in an amount sufficient to cover any deferred ~~dividends~~Regular Dividends that would have been due with respect to ~~the applicable~~such Regular Dividend Payment Date, plus Compounded Dividends thereon, on the ~~next~~ date (the “Deferred Regular Dividend Payment Date”) that is the first Regular Dividend Payment Date after such forty five (45)-day period (or, if such Deferred Regular Dividend Payment Date determined as aforesaid is not a Business Day, the next Business Day). Payment of any declared Regular ~~Dividend~~Dividends on such Deferred Regular Dividend Payment Date will be made, if at all, to the Holders of record as of the Close of Business on the immediately preceding calendar day (which date is referred to as the “Deferred Regular Record Date ~~immediately preceding such Deferred Regular Dividend Payment Date~~”). If the Company fails to pay in full such Regular ~~Dividend~~Dividends, plus Compounded Dividends thereon, in cash by ~~the applicable~~such Deferred Regular Dividend Payment Date, then such failure ~~shall~~will constitute a failure to declare and pay Regular Dividends for purposes of determining whether a Regular Dividend Non-Payment Event has occurred with respect to the right to appoint directors pursuant to Section 9(a); provided, however, if the Company pays such Regular ~~Dividend~~Dividends, plus Compounded Dividends thereon, on such Deferred Regular Dividend Payment Date in the manner set forth in this Section 5(b), then the related delay in payment ~~shall~~will be deemed not to constitute a failure to declare or pay Regular Dividends for purposes of the definition of Regular Dividend Non-Payment Event.

(c) Registered Public Equity Offerings. If the Company sells any shares of Class A Common Stock and/or Perpetual Strike Preferred Stock for cash through a registered public offering (including an at-the-market offering or follow-on offering) during the ninety (90) calendar days preceding ~~a Regular Record Date, then~~the fifteenth (15th) calendar day of the last calendar month of any calendar quarter, then (except to the extent previously declared and either paid or set aside for payment) the Company will declare and pay, on or before the last Regular Dividend ~~due on the Regular Dividend~~ Payment Date ~~immediately after such Regular Record~~of such calendar quarter, the unpaid Regular Dividends, if any, that will have accumulated to, and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date (including, for the avoidance of doubt, Compounded Dividends, if any) to the extent the net proceeds to the Company of such sale(s) during such ninety (90) calendar days are sufficient to pay such unpaid Regular ~~Dividend~~Dividends. For the avoidance of doubt, payments of Regular Dividends will be applied in accordance with ~~Section 5(a)(iii)~~Section 5(a)(iv). For purposes of this Section 5(c), and for the avoidance of doubt, but without limitation, none of the following will constitute a sale of shares of Class A Common Stock: (i) the issuance or sale of any securities that are convertible into, or exchangeable or exercisable for, Class A Common Stock; (ii) the issuance of any shares of Class A Common Stock upon the conversion, exchange or exercise of any securities referred to clause (i) above; and (iii) the issuance or sale of any securities pursuant to a registration statement on Form S-8 (or any successor form).

For the avoidance of doubt, to the extent the Company fails to pay any portion of such unpaid Regular ~~Dividend~~Dividends in cash due to the limitations set forth in the preceding paragraph, such portion of such unpaid Regular ~~Dividend~~Dividends will constitute unpaid Regular Dividends and will accumulate Compounded Dividends pursuant to the ~~fourth sentence~~second paragraph of Section 5(a)(i) above.

(d) Method of Payment. Each declared Regular Dividend on the Perpetual Strife Preferred Stock will be paid in cash. ~~Such written notice must state the total dollar amount of the declared Regular Dividend per share of Perpetual Strife Preferred Stock.~~

(e) Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change or Redemption. If the Fundamental Change Repurchase Date or Redemption Date of any share of Perpetual Strife Preferred Stock to be converted or repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strife Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such repurchase, as applicable, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share.

Except as provided in the preceding paragraph, Regular Dividends on any share of Perpetual Strife Preferred Stock will cease to accumulate from and after the Fundamental Change Repurchase Date or Redemption Date, as applicable, for such share.

(f) Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights.

(i) Generally. Except as provided in Sections 5(f)(iii) and 5(f)(iv), this Certificate of Designations will not prohibit or restrict the Company or the Board of Directors from declaring or paying any dividend or distribution (whether in cash, securities or other property, or any combination of the foregoing) on any class or series of the Company’s stock, and, unless such dividend or distribution is also declared on the Perpetual Strife Preferred Stock, the Perpetual Strife Preferred Stock will not be entitled to participate in such dividend or distribution.

(ii) Construction. For purposes of Sections 5(f)(iii) and 5(f)(iv), a Regular Dividend on the Perpetual Strife Preferred Stock will be deemed to have been paid if such Regular Dividend is declared and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such Regular Dividend is set aside for the benefit of the Holders entitled thereto.

(iii) Limitation on Dividends on Parity Stock. If:

(1) less than all accumulated and unpaid Regular Dividends on the outstanding Perpetual Strife Preferred Stock have been declared and paid as of ~~any~~the Close of Business on the last Regular Dividend Payment Date of any calendar quarter; or

(2) the Board of Directors declares a Regular Dividend ~~on the Perpetual Strife Preferred Stock~~in respect of the last Regular Dividend Payment Date of any calendar quarter that is less than the total amount of unpaid Regular Dividends on the outstanding Perpetual Strife Preferred Stock that would accumulate to, ~~but excluding, the~~and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date ~~following such declaration~~, then, until and unless all accumulated and unpaid Regular Dividends on the outstanding Perpetual Strife Preferred Stock have been paid, no dividends may be declared or paid on any class or series of Dividend Parity Stock unless Regular Dividends are simultaneously declared on the Perpetual Strife Preferred Stock on a pro rata basis, such that (A) the ratio of (x) the dollar amount of Regular Dividends so declared per share of Perpetual Strife Preferred Stock to (y) the dollar amount of the total accumulated and unpaid Regular Dividends per share of Perpetual Strife Preferred Stock immediately before the payment of such Regular Dividend is no less than (B) the ratio of (x) the dollar amount of dividends so declared or paid per share of such class or series of Dividend Parity Stock to (y) the dollar amount of the total accumulated and unpaid dividends per share of such class or series of Dividend Parity Stock immediately before the payment of such dividend (which dollar amount in this clause (y) will, if dividends on such class or series of Dividend Parity Stock are not cumulative, be the full amount of dividends per share thereof in respect of the most recent dividend period thereof).

(iv) Limitation on Certain Payments. Subject to the next sentence, if any Perpetual Strife Preferred Stock is outstanding, then no dividends or distributions (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on any Junior Stock, and neither the Company nor any of its Subsidiaries will purchase, redeem or otherwise acquire for value (whether in cash, securities or other property, or any combination of the foregoing) any Junior Stock or Dividend Parity Stock, in each case unless all ~~accumulated~~ Regular Dividends, if any, on the Perpetual Strife Preferred Stock then outstanding ~~for all prior completed~~that have accumulated to, and including, the Regular Record Date immediately before the last Regular Dividend ~~Periods, if any,~~Payment Date of the last completed calendar quarter have been paid in full. Notwithstanding anything to the contrary in the preceding sentence, the restrictions set forth in the preceding sentence will not apply to the following:

(1) dividends and distributions on Junior Stock that are payable solely in shares of Junior Stock, together with cash in lieu of any fractional share;

(2) the purchase of any Junior Stock or Dividend Parity Stock solely with the proceeds of a substantially simultaneous sale of other Junior Stock;

(3) purchases, redemptions or other acquisitions of Junior Stock in connection with the administration of any benefit or other incentive plan of the Company (including any employment contract) in the ordinary course of business, including (x) the forfeiture of unvested shares of restricted stock, or any withholdings (including withholdings effected by a repurchase or similar transaction), or other surrender, of shares that would otherwise be deliverable upon exercise, delivery or vesting of equity awards under any such plan or contract, in each case whether for payment of applicable taxes or the exercise price, or otherwise; (y) cash paid in connection therewith in lieu of issuing any fractional share; and (z) purchases of Junior Stock pursuant to a publicly announced repurchase plan to offset the dilution resulting from issuances pursuant to any such plan or contract; provided, however, that repurchases pursuant to this clause (z) will be permitted pursuant to this Section 5(f)(iv)(3) only to the extent the number of shares of Junior Stock so repurchased does not exceed the related Number of Incremental Diluted Shares;

(4) purchases, or other payments in lieu of the issuance, of any fractional share of Junior Stock in connection with the conversion, exercise or exchange of such Junior Stock or of any securities convertible into, or exercisable or exchangeable for, Junior Stock;

(5) purchases, or other payments in lieu of the issuance, of any fractional share of Dividend Parity Stock in connection with the conversion, exercise or exchange of such Dividend Parity Stock or of any securities convertible into, or exercisable or exchangeable for, Dividend Parity Stock;

(6) (x) dividends and distributions of Junior Stock, or rights to acquire Junior Stock, pursuant to a stockholder rights plan; and (y) the redemption or repurchase of such rights pursuant to such stockholder rights plan;

(7) purchases of Junior Stock or Dividend Parity Stock pursuant to a binding contract (including a stock repurchase plan) to make such purchases, if such contract was in effect on the immediately preceding Regular Dividend Payment Date and such purchases, if effected immediately before such Regular Dividend Payment Date, would not have been prohibited by the first sentence of this Section 5(f)(iv);

(8) the settlement of any convertible note hedge transactions, capped call transactions or similar transactions entered into in connection with the issuance, by the Company or any of its Subsidiaries, of any debt securities that are convertible into, or exchangeable for, Class A Common Stock (or into or for any combination of cash and Class A Common Stock based on the value of the Class A Common Stock), provided such transactions are on customary terms and were entered into either (x) before the Initial Issue Date or (y) in compliance with the first sentence of this Section 5(f)(iv);

(9) the acquisition, by the Company or any of its Subsidiaries, of record ownership of any Junior Stock or Dividend Parity Stock solely on behalf of Persons (other than the Company or any of its Subsidiaries) that are the beneficial owners thereof, including as trustee or custodian (or as a result of the Company’s acquisition of another Person that was, immediately before such acquisition, the record or beneficial owner of such Junior Stock or Dividend Parity Stock as applicable, provided such record or beneficial ownership was not obtained in anticipation of such acquisition);

(10) the exchange, conversion or reclassification of Dividend Parity Stock solely for or into Junior Stock or other Dividend Parity Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share; and

(11) the exchange, conversion or reclassification of Junior Stock solely for or into other Junior Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share.

For the avoidance of doubt, this Section 5(f)(iv) will not prohibit or restrict the payment or other acquisition for value of any debt securities that are convertible into, or exchangeable for, any Capital Stock.

Section 6. RIGHTS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

(a) Generally. If the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Company’s creditors, each share of Perpetual Strife Preferred Stock will entitle the Holder thereof to receive payment for the following amount out of the Company’s assets or funds legally available for distribution to the Company’s stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Stock:

(i) the Liquidation Preference per share of Perpetual Strife Preferred Stock as of the Business Day immediately before the date of such payment; and

(ii) all unpaid Regular Dividends (plus Compounded Dividends thereon), if any, that will have accumulated on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the date of such payment.

Upon payment of such amount in full on the outstanding Perpetual Strife Preferred Stock, Holders of the Perpetual Strife Preferred Stock will have no rights to the Company’s remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding shares of Perpetual Strife Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Liquidation Parity Stock, if any, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Stock, such assets or funds will be distributed ratably on the outstanding shares of Perpetual Strife Preferred Stock and Liquidation Parity Stock in proportion to the full respective distributions to which such shares would otherwise be entitled.

(b) Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company’s consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company’s assets (other than a sale, lease or other transfer in connection with the Company’s liquidation, dissolution or winding up) to, another Person will not, in itself, constitute the Company’s liquidation, dissolution or winding up, even if, in connection therewith, the Perpetual Strife Preferred Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

Section 7. RIGHT OF THE COMPANY TO REDEEM THE PERPETUAL STRIFE PREFERRED STOCK.

(a) Optional Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (an “Optional Redemption”) all, but not less than all, of the outstanding Perpetual Strife Preferred Stock, for a cash purchase price equal to the Redemption Price, at any time if the total number of shares of Perpetual Strife Preferred Stock then outstanding is less than 25% of the total number of shares of the Perpetual Strife Preferred Stock originally issued on the Initial Issue Date and in any future offering of the Perpetual Strife Preferred Stock, taken together.

(b) Tax Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (a “Tax Redemption”) all, and not less than all, of the Perpetual Strife Preferred Stock, at any time, for a cash purchase price equal to the Redemption Price, if a Tax Event occurs.

(c) Redemption Price. The Redemption Price per share of Perpetual Strife Preferred Stock called for either Optional Redemption or Tax Redemption will be an amount equal to (1) the Liquidation Preference of such share as of the Business Day before the date the Company sends the related Redemption Notice, plus (2) accumulated and unpaid Regular Dividends (plus any Compounded Dividends thereon) on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the Redemption Date; provided, however, if the Redemption Date is after a Specified Regular Record Date for a declared Regular Dividend on the Perpetual Strife Preferred Stock and on or before the ~~next~~corresponding Specified Dividend Payment Date, then (A) the Holder of such share at the Close of Business on such Specified Regular Record Date will be entitled, notwithstanding such Optional Redemption or Tax Redemption, to receive, on or, at the Company’s election, before such Specified ~~Regular~~ Dividend Payment Date, such declared Regular Dividend on such share; and (B) the amount referred to in clause (2) hereof will instead be the excess, if any, of (x) the accumulated and unpaid Regular Dividends on such share to, ~~but excluding,~~and including, the Regular Record Date immediately before such Redemption Date over (y)  the amount of such declared Regular Dividend on such share.

(d) Redemption Date. The Redemption Date will be a Business Day of the Company’s choosing that is no more than sixty (60), nor less than fifteen (15), calendar days after the Redemption Notice Date.

(e) Redemption Notice. To exercise the Company’s right to redeem the Perpetual Strife Preferred Stock pursuant to a Redemption, the Company must send notice of such Redemption to each Holder (the “Redemption Notice”).

Such Redemption Notice must state:

(i) that the Company has exercised its right to call all of the outstanding Perpetual Strife Preferred Stock for Redemption, briefly describing the Company’s Redemption right under this Certificate of Designations;

(ii) the Redemption Date;

(iii) a brief description of the manner in which the Redemption Price will be calculated;

(iv) if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strife Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with Section 5(e);

(v) the name and address of the Paying Agent and the Transfer Agent; and

(vi) the CUSIP and ISIN numbers, if any, of the Perpetual Strife Preferred Stock.

(f) Repurchases or Other Acquisitions Other Than by Redemption Not Affected. For the avoidance of doubt, nothing in this Section 7 will limit or otherwise apply to any repurchase or other acquisition, by the Company or its Affiliates, or any other Person, of any Perpetual Strife Preferred Stock not by Redemption (including in open market transactions, private or public tender or exchange offers or otherwise).

Section8. RIGHT OF HOLDERS TO REQUIRE THE COMPANY TO REPURCHASE PERPETUAL STRIFE PREFERRED STOCK UPON A FUNDAMENTAL CHANGE.

(a) Fundamental Change Repurchase Right. Subject to the other terms of this Section 8, if a Fundamental Change occurs, then each Holder will have the right (the “Fundamental Change Repurchase Right”) to require the Company to repurchase some or all of such Holder’s Perpetual Strife Preferred Stock Preferred Stock on the Fundamental Change Repurchase Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Repurchase Price. Notwithstanding anything to the contrary in this Certificate of Designations, in no event will any Holder be entitled to exercise its Fundamental Change Repurchase Right in respect of a number of shares of Perpetual Strife Preferred Stock that is not a whole number.

(b) Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions. Notwithstanding anything to the contrary in this Section 8, (i) the Company will not be obligated to pay the Fundamental Change Repurchase Price of any shares of Perpetual Strife Preferred Stock to the extent, and only to the extent, the Company does not have sufficient funds legally available to pay the same; and (ii) if the Company does not have sufficient funds legally available to pay the Fundamental Change Repurchase Price of all shares of Perpetual Strife Preferred Stock that are otherwise to be repurchased pursuant to a Repurchase Upon Fundamental Change, then (1) the Company will pay the maximum amount of such Fundamental Change Repurchase Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of shares of Perpetual Strife Preferred Stock of such Holder that were otherwise to be repurchased pursuant to such Repurchase Upon Fundamental Change; and (2) the Company will cause all such shares as to which the Fundamental Change Repurchase Price was not paid to be returned to the Holder(s) thereof, and such shares will be deemed to remain outstanding. The Company will not voluntarily take any action, or voluntarily engage in any transaction, that would result in a Fundamental Change unless the Company has sufficient funds legally available to fully pay the maximum aggregate Fundamental Change Repurchase Price that would be payable in respect of such Fundamental Change on all shares of Perpetual Strife Preferred Stock then outstanding.

(c) Fundamental Change Repurchase Date. The Fundamental Change Repurchase Date for any Fundamental Change will be a Business Day of the Company’s choosing that is no more than thirty five (35), nor less than twenty (20), Business Days after the date the Company sends the related Fundamental Change Notice pursuant to Section  8(e).

(d) Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price for a share of Perpetual Strife Preferred Stock to be repurchased upon a Repurchase Upon Fundamental Change following a Fundamental Change will be an amount in cash equal to (i) the Stated Amount of such share plus (ii) accumulated and unpaid Regular Dividends on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the Fundamental Change Repurchase Date for such Fundamental Change; provided, however, that if such Fundamental Change Repurchase Date is after a Specified Regular Record Date for a declared Regular Dividend on the Perpetual Strife Preferred Stock and on or before the ~~next~~corresponding Specified ~~Regular~~ Dividend Payment Date, then (x) pursuant to Section 5(e), the Holder of such share at the Close of Business on such Specified Regular Record Date will be entitled, notwithstanding such Repurchase Upon Fundamental Change, to receive, on or, at the Company’s election, before such Specified ~~Regular~~ Dividend Payment Date, such declared Regular Dividend on such share; and (y) the amount referred to in clause (ii) above will instead be the excess, if any, of (1) the accumulated and unpaid Regular Dividends on such share to, ~~but excluding~~and including, the Regular Record Date immediately before such Fundamental Change Repurchase Date over (2) the amount of such declared Regular Dividend on such share.

(e) Fundamental Change Notice. On or before the twentieth (20th) calendar day after the effective date of a Fundamental Change, the Company will send to each Holder a notice of such Fundamental Change (a “Fundamental Change Notice”). Such Fundamental Change Notice must state:

(i) briefly, the events causing such Fundamental Change;

(ii) the effective date of such Fundamental Change;

(iii) the procedures that a Holder must follow to require the Company to repurchase its Perpetual Strife Preferred Stock pursuant to this Section 8, including the deadline for exercising the Fundamental Change Repurchase Right and the procedures for submitting and withdrawing a Fundamental Change Repurchase Notice;

(iv) the Fundamental Change Repurchase Date for such Fundamental Change;

(v) a brief description of the manner in which the Fundamental Change Repurchase Price will be calculated;

(vi) if the Fundamental Change Repurchase Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strife Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with Section 5(e);

(vii) the name and address of the Paying Agent and the Transfer Agent;

(viii) that shares of Perpetual Strife Preferred Stock for which a Fundamental Change Repurchase Notice has been duly tendered and not duly withdrawn must be delivered to the Paying Agent for the Holder thereof to be entitled to receive the Fundamental Change Repurchase Price;

(ix) that shares of Perpetual Strife Preferred Stock that are subject to a Fundamental Change Repurchase Notice that has been duly tendered may be converted only if such Fundamental Change Repurchase Notice is withdrawn in accordance with this Certificate of Designations; and

(x) the CUSIP and ISIN numbers, if any, of the Perpetual Strife Preferred Stock.

(f) Procedures to Exercise the Fundamental Change Repurchase Right.

(i) Delivery of Fundamental Change Repurchase Notice and Shares of Perpetual Strife Preferred Stock to Be Repurchased. To exercise its Fundamental Change Repurchase Right for any share(s) of Perpetual Strife Preferred Stock following a Fundamental Change, the Holder thereof must deliver to the Paying Agent:

(1) before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date (or such later time as may be required by law), a duly completed, written Fundamental Change Repurchase Notice with respect to such share(s); and

(2) such share(s), duly endorsed for transfer (to the extent such share(s) are represented by one or more Physical Certificates) or by book-entry transfer (to the extent such share(s) are represented by one or more Global Certificates).

(ii) Contents of Fundamental Change Repurchase Notices. Each Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Strife Preferred Stock must state:

(1) if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2) the number of shares of Perpetual Strife Preferred Stock to be repurchased, which must be a whole number; and

(3) that such Holder is exercising its Fundamental Change Repurchase Right with respect to such share(s);

provided, however, that if such share(s) are represented by one or more Global Certificates, then such Fundamental Change Repurchase Notice must comply with the Depositary Procedures (and any such Fundamental Change Repurchase Notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

(iii) Withdrawal of Fundamental Change Repurchase Notice. A Holder that has delivered a Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Strife Preferred Stock may withdraw such Fundamental Change Repurchase Notice by delivering a written notice of withdrawal to the Paying Agent at any time before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date. Such withdrawal notice must state:

(1) if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2) the number of shares of Perpetual Strife Preferred Stock to be withdrawn, which must be a whole number; and

(3) the number of shares of Perpetual Strife Preferred Stock, if any, that remain subject to such Fundamental Change Repurchase Notice, which must be a whole number;

provided, however, that if such share(s) are represented by one or more Global Certificates, then such withdrawal notice must comply with the Depositary Procedures (and any such withdrawal notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

If any Holder delivers to the Paying Agent any such withdrawal notice withdrawing any share(s) of Perpetual Strife Preferred Stock from any Fundamental Change Repurchase Notice previously delivered to the Paying Agent, and such share(s) have been surrendered to the Paying Agent, then such share(s) will be returned to the Holder thereof (or, if applicable with respect to any Global Certificate, any instructions for book-entry transfer to the Company or the Paying Agent of the applicable beneficial interest in such Global Certificate will be cancelled in accordance with the Depositary Procedures).

(g) Payment of the Fundamental Change Repurchase Price. Subject to Section 8(b), the Company will cause the Fundamental Change Repurchase Price for each share of Perpetual Strife Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change to be paid to the Holder thereof on or before the later of (i) the applicable Fundamental Change Repurchase Date; and (ii) the date (x) the Physical Certificate representing such share is delivered to the Paying Agent (in the case such share is represented by a Physical Certificate) or (y) the Depositary Procedures relating to the repurchase, and the delivery to the Paying Agent, of such Holder’s beneficial interest in the Global Certificate representing such share to be repurchased are complied with (in the case such share is represented by a Global Certificate). For the avoidance of doubt, Regular Dividends payable pursuant to the proviso to Section 8(d) on any share of Perpetual Strife Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change will be paid pursuant to such proviso and Section 5(e).

(h) Compliance with Applicable Securities Laws. To the extent applicable, the Company will comply, in all material respects, with all federal and state securities laws in connection with a Repurchase Upon Fundamental Change (including complying with Rules 13e-4 and 14e-1 under the Exchange Act and filing any required Schedule TO, to the extent applicable) so as to permit effecting such Repurchase Upon Fundamental Change in the manner set forth in this Certificate of Designations; provided, however, that, to the extent that the Company’s obligations pursuant to this Section 8 conflict with any law or regulation that is applicable to the Company, the Company’s compliance with such law or regulation will not be considered to be a breach of such obligations.

(i) Third Party May Conduct Repurchase Offer In Lieu of the Company. Notwithstanding anything to the contrary in this Section 8, the Company will be deemed to satisfy its obligations under this Section 8 if (i) one or more third parties conduct any Repurchase Upon Fundamental Change and related offer to repurchase Perpetual Strife Preferred Stock otherwise required by this Section 8 in a manner that would have satisfied the requirements of this Section 8 if conducted directly by the Company; and (ii) an owner of a beneficial interest in any Global Certificate representing any Perpetual Strife Preferred Stock repurchased by such third party or parties will not receive a lesser amount (as a result of withholding or other similar taxes) than such owner would have received had the Company repurchased such Perpetual Strife Preferred Stock.

Section 9. VOTING RIGHTS. The Perpetual Strife Preferred Stock will have no voting rights except as set forth in this Section 9 or as provided in the Certificate of Incorporation or required by the Delaware General Corporation Law.

(a) Right to Designate up to Two Preferred Stock Directors Upon Regular Dividend Non-Payment Events.

(i) Generally. If a Regular Dividend Non-Payment Event occurs, then, subject to the other provisions of this Section 9(a), the authorized number of the Company’s directors will automatically increase by one (1) (or the Company will vacate the offices of one (1) of its directors) and the Holders, voting together as a single class with the holders of each other class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, will have the right to elect one (1) director (such director, the “Preferred Stock Director”) to fill such one (1) new directorship at the Company’s next annual meeting of stockholders (or, if earlier, at a special meeting of the Company’s stockholders called for such purpose) and at each following annual meeting of the Company’s stockholders until such Regular Dividend Non-Payment Event has been cured, at which time such right will terminate with respect to the Perpetual Strife Preferred Stock until and unless a subsequent Regular Dividend Non-Payment Event occurs; provided, however, that (1) as a condition (such condition, the “Director Qualification Requirement”) to the election of any such Preferred Stock Director, such election must not cause the Company to violate any rule of any securities exchange or other trading facility on which any of the Company’s securities are then listed or qualified for trading requiring that a majority of the Company’s directors be independent; and (2) notwithstanding anything to the contrary, the Board of Directors will at no time include more than two (2) Preferred Stock Directors, regardless of how many classes of Voting Parity Stock (which term, solely for purposes of this sentence, includes the Perpetual Strife Preferred Stock) have rights that are then exercisable to elect any number of Preferred Stock Directors. Upon the termination of such right with respect to the Perpetual Strife Preferred Stock and all other outstanding Voting Parity Stock, if any, the term of office of any person then serving as a Preferred Stock Director will immediately and automatically terminate (and, if the authorized number of the Company’s directors was increased by one (1) or two (2), as applicable, in connection with such Regular Dividend Non-Payment Event(s), then the authorized number of the Company’s directors will automatically decrease by one (1) or two (2), as applicable). A Preferred Stock Director will hold office until the Company’s next annual meeting of stockholders or, if earlier, upon his or her death, resignation or removal or the termination of the term of such office as provided above in this Section 9(a)(i); provided, however, that if (1) a class or series of Voting Parity Stock with similar voting rights regarding the election of directors upon a failure to pay dividends is outstanding; (2) such voting rights become exercisable at a time when a Preferred Stock Director holds office with respect to the Perpetual Strife Preferred Stock; and (3) a special meeting of the Company’s stockholders is called for the purpose of electing a director pursuant to such voting rights, then (x) Holders of the Perpetual Strife Preferred Stock will be entitled to vote, as a single class with the holders of such class or series of Voting Parity Stock, at such special meeting in respect of such election of such new director(s); and (y) the office of any such Preferred Stock Director of the Perpetual Strife Preferred Stock will terminate upon the election, at such special meeting, of the new director(s). For the avoidance of doubt, the compensation, if any, payable to any Preferred Stock Director will be at the Company’s sole and absolute discretion.

(ii) Removal and Vacancies of a Preferred Stock Director.

(1) Removal. At any time, a Preferred Stock Director may be removed either (A) with cause in accordance with applicable law; or (B) with or without cause by the affirmative vote of the Holders, voting together as a single class with the holders of each class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, representing a majority of the combined voting power of the Perpetual Strife Preferred Stock and such Voting Parity Stock.

(2) Filling Vacancies. During the continuance of a Regular Dividend Non-Payment Event, a vacancy in the office of a Preferred Stock Director (other than a vacancy before the initial election of the Preferred Stock Director in connection with such Regular Dividend Non-Payment Event) may be filled, subject to the Director Qualification Requirement, by the affirmative vote of the Holders, voting together as a single class with the holders of each class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, representing a majority of the combined voting power of the Perpetual Strife Preferred Stock and such Voting Parity Stock.

(iii) The Right to Call a Special Meeting to Elect a Preferred Stock Director. During the continuance of a Regular Dividend Non-Payment Event, the Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, representing at least twenty five percent (25%) of the combined voting power of the Perpetual Strife Preferred Stock and such Voting Parity Stock will have the right to call a special meeting of stockholders for the election of a Preferred Stock Director (including an election to fill any vacancy in the office of a Preferred Stock Director). Such right may be exercised by written notice, executed by such Holders and holders, as applicable, delivered to the Company at its principal executive offices (except that, in the case of any Global Certificate representing the Perpetual Strife Preferred Stock or a global certificate representing such Voting Parity Stock, such notice must instead comply with the applicable Depositary Procedures). Notwithstanding anything to the contrary in this Section 9(a)(iii), if the Company’s next annual or special meeting of stockholders is scheduled to occur within ninety (90) days after such right is exercised, and the Company is otherwise permitted to conduct such election at such next annual or special meeting, then such election will instead be included in the agenda for, and conducted at, such next annual or special meeting.

(b) Voting and Consent Rights with Respect to Specified Matters.

(i) Generally. Subject to the other provisions of this Section 9(b), while any Perpetual Strife Preferred Stock is outstanding, each of the following events will require, and cannot be effected without, the affirmative vote or consent of Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting or consent rights with respect to such event, representing at least a majority of the combined outstanding voting power of the Perpetual Strife Preferred Stock and such Voting Parity Stock, if any:

(1) any amendment, modification or repeal of any provision of the Certificate of Incorporation or this Certificate of Designations that materially adversely affects the special rights, preferences or voting powers of the Perpetual Strife Preferred Stock (other than an amendment, modification or repeal permitted by Section 9(b)(iii));

(2) the Company’s consolidation or combination with, or merger with or into, another Person, or any binding or statutory share exchange or reclassification involving the Perpetual Strife Preferred Stock, in each case unless:

(A) the Perpetual Strife Preferred Stock either (x) remains outstanding after such consolidation, combination, merger, share exchange or reclassification; or (y) is converted or reclassified into, or is exchanged for, or represents solely the right to receive, preference securities of the continuing, resulting or surviving Person of such consolidation, combination, merger, share exchange or reclassification, or the parent thereof;

(B) the Perpetual Strife Preferred Stock that remains outstanding or such preference securities, as applicable, have rights, preferences and voting powers that, taken as a whole, are not materially less favorable (as determined by the Board of Directors in good faith) to the Holders or the holders thereof, as applicable, than the rights, preferences and voting powers, taken as a whole, of the Perpetual Strife Preferred Stock immediately before the consummation of such consolidation, combination, merger, share exchange or reclassification; and

(C) the issuer of the Perpetual Strife Preferred Stock that remains outstanding or such preference securities, as applicable, is a corporation duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that, if not the Company, will succeed to the Company under this Certificate of Designations and the Perpetual Strife Preferred Stock; and

(3) the creation and issuance, or increase in the authorized or issued number, of any Dividend Senior Stock or Liquidation Senior Stock;

provided, however, that (x) a consolidation, combination, merger, share exchange or reclassification that satisfies the requirements of clauses (A), (B) and (C) of Section 9(b)(i)(2) will not require any vote or consent pursuant to Section 9(b)(i)(1); and (y) each of the following will be deemed not to materially adversely affect the rights, preferences or voting powers of the Perpetual Strife Preferred Stock (or cause any of the rights, preferences or voting powers of any such preference securities to be “materially less favorable” for purposes of Section 9(b)(i)(2)(B)) and will not require any vote or consent pursuant to either Section 9(b)(i)(1) or 9(b)(i)(3):

(I) any increase in the number of the authorized but unissued shares of the Company’s undesignated preferred stock;

(II) any increase in the number of authorized or issued shares of Perpetual Strife Preferred Stock; and

(III) the creation and issuance, or increase in the authorized or issued number, of any class or series of stock (including, for the avoidance of doubt, Dividend Parity Stock or Liquidation Parity Stock), provided that such class or series of stock is not Dividend Senior Stock or Liquidation Senior Stock.

(ii) Where Some But Not All Classes or Series of Stock Are Adversely Affected. If any event set forth in Section 9(b)(i)(1), 9(b)(i)(2) or 9(b)(i)(3) would materially adversely affect the rights, preferences or voting powers of one or more, but not all, classes or series of Voting Parity Stock (which term, solely for purposes of this sentence, includes the Perpetual Strife Preferred Stock), then those classes or series whose rights, preferences or voting powers would not be materially adversely affected will be deemed not to have voting or consent rights with respect to such event. Furthermore, an amendment, modification or repeal described in Section 9(b)(i)(1) above that materially adversely affects the special rights, preferences or voting powers of the Perpetual Strife Preferred Stock cannot be effected without the affirmative vote or consent of Holders, voting separately as a class, of at least a majority of the Perpetual Strife Preferred Stock then outstanding.

(iii) Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 9(b)(i)(1), the Company may amend, modify or repeal any of the terms of the Perpetual Strife Preferred Stock without the vote or consent of any Holder to:

(1) cure any ambiguity or correct any omission, defect or inconsistency in this Certificate of Designations or the certificates representing the Perpetual Strife Preferred Stock, including the filing of a certificate of correction, or a corrected instrument, pursuant to Section 103(f) of the Delaware General Corporation Law in connection therewith;

(2) conform the provisions of this Certificate of Designations or the certificates representing the Perpetual Strife Preferred Stock to the “Description of Perpetual Strife Preferred Stock” section of the Company’s preliminary prospectus supplement, dated March 18, 2025, relating to the initial offering and sale of the Perpetual Strife Preferred Stock, as supplemented by the related pricing term sheet dated March 20, 2025;

(3) provide for or confirm the issuance of additional Perpetual Strife Preferred Stock pursuant to this Certificate of Designations;

(4) provide for any transfer restrictions that apply to any shares of Perpetual Strife Preferred Stock (other than the shares of Perpetual Strife Preferred Stock issued on the Initial Issue Date and any shares of Perpetual Strife Preferred Stock issued in exchange therefor or in substitution thereof) that, at the time of their original issuance, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act or that are originally issued in reliance upon Regulation S under the Securities Act; or

(5) make any other change to the Certificate of Incorporation, this Certificate of Designations or the certificates representing the Perpetual Strife Preferred Stock that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holders that have consented to such change), as such, in any material respect (as determined by the Board of Directors in good faith).

(c) Procedures for Voting and Consents.

(i) Rules and Procedures Governing Votes and Consents. If any vote or consent of the Holders will be held or solicited, including at a regular annual meeting or a special meeting of stockholders, then the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 9. Such rules and procedures may include fixing a record date to determine the Holders (and, if applicable, holders of Voting Parity Stock) that are entitled to vote or provide consent, as applicable, rules governing the solicitation and use of proxies or written consents and customary procedures for the nomination and designation, by Holders (and, if applicable, holders of Voting Parity Stock), of a Preferred Stock Director for election. Without limiting the foregoing, the Persons calling any special meeting of stockholders pursuant to Section 9(a)(iii) will, at their election, be entitled to specify one or more Preferred Stock Director nominees in the notice referred to in such section, if such special meeting is scheduled to include the election of any Preferred Stock Director (including an election to fill any vacancy in the office of any Preferred Stock Director).

(ii) Voting Power of the Perpetual Strife Preferred Stock and Voting Parity Stock. Each share of Perpetual Strife Preferred Stock will be entitled to one vote on each matter on which the Holders of the Perpetual Strife Preferred Stock are entitled to vote separately as a class and not together with the holders of any other class or series of stock. The respective voting powers of the Perpetual Strife Preferred Stock and all classes or series of Voting Parity Stock entitled to vote on any matter together as a single class will be determined (including for purposes of determining whether a plurality, majority or other applicable portion of votes has been obtained) in proportion to their respective liquidation amounts. Solely for purposes of the preceding sentence, the liquidation amount of the Perpetual Strife Preferred Stock or any such class or series of Voting Parity Stock will be the maximum amount payable in respect of the Perpetual Strife Preferred Stock or such class or series, as applicable, assuming the Company is liquidated on the record date for the applicable vote or consent (or, if there is no record date, on the date of such vote or consent).

(iii) Voting Standard for the Election of Preferred Stock Directors. At any meeting in which the Perpetual Strife Preferred Stock (and, if applicable, any class or series of Voting Parity Stock) is entitled to elect any Preferred Stock Director (including to fill any vacancy in the office of any Preferred Stock Director), the presence, in person or by proxy, of Holders of Perpetual Strife Preferred Stock (and, if applicable, holders of each such class or series) representing a majority of the outstanding voting power of the Perpetual Strife Preferred Stock (and, if applicable, each such class or series) will constitute a quorum. The affirmative vote of a majority of the outstanding voting power of the Perpetual Strife Preferred Stock (and, if applicable, each such class or series) cast at such a meeting at which a quorum is present will be sufficient to elect a Preferred Stock Director.

(iv) Written Consent in Lieu of Stockholder Meeting. A consent or affirmative vote of the Holders pursuant to Section 9(b) may be given or obtained either in writing without a meeting or in person or by proxy at a regular annual meeting or a special meeting of stockholders.

Section 10.  NO PREEMPTIVE RIGHTS. Without limiting the rights of Holders set forth in this Certificate of Designations, the Perpetual Strife Preferred Stock will not have any preemptive rights to subscribe for or purchase any of the Company’s securities.

Section 11.  CALCULATIONS.

(a) Responsibility; Schedule of Calculations. Except as otherwise provided in this Certificate of Designations, the Company will be responsible for making all calculations called for under this Certificate of Designations or the Perpetual Strife Preferred Stock, including determinations of the Last Reported Sale Prices, Liquidation Preference, Fundamental Change Repurchase Price, Redemption Price and accumulated Regular Dividends and Compounded Dividends on the Perpetual Strife Preferred Stock. The Company will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Company will provide a schedule of such calculations to any Holder or any beneficial owner of a share of Perpetual Strife Preferred Stock upon written request.

(b) Calculations Aggregated for Each Holder. The composition of the consideration due upon the payment of the Fundamental Change Repurchase Price or the Redemption Price for, and the payment on a Regular Dividend Payment Date of Regular Dividends on, the Perpetual Strife Preferred Stock of any Holder will (in the case of a Global Certificate, to the extent permitted by, and practicable under, the Depositary Procedures) be computed based on the total number of shares of Perpetual Strife Preferred Stock of such Holder to be repurchased (in the case of payment of the Fundamental Change Repurchase Price) or redeemed (in the case of payment of the Redemption Price), or held by such Holder as of the Close of Business on the ~~related~~corresponding Regular Record Date (in the case of payment of such Regular Dividends), as applicable. Any cash amounts due to such Holder in respect thereof will, after giving effect to the preceding sentence, be rounded to the nearest cent.

Section 12. NO SINKING FUND OBLIGATIONS. The Perpetual Strife Preferred Stock will not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Perpetual Strife Preferred Stock, except to the extent provided in Section 7.

Section 13. NOTICES. The Company will send all notices or communications to Holders pursuant to this Certificate of Designations in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the Holders’ respective addresses shown on the Register; provided, however, that, in the case of Perpetual Strife Preferred Stock represented by one or more Global Certificates, the Company is permitted to send notices or communications to Holders pursuant to the Depositary Procedures, and notices and communications that the Company sends in this manner will be deemed to have been properly sent to such Holders in writing.

Section 14. NO OTHER RIGHTS. The Perpetual Strife Preferred Stock will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the Certificate of Incorporation or as required by applicable law.

Section 15. EFFECT OF AMENDMENT. Subject to the final sentence of the first paragraph of Section 5(a)(i), this Certificate of Designations amends and restates the Original Certificate of Designations effective from, and including, the Amendment and Restatement Effective Time; provided, however, that, except as otherwise contemplated or expressly provided by this Certificate of Designations, all matters relating to the Perpetual Strife Preferred Stock in respect of any period before the Amendment and Restatement Effective Time (including, except as otherwise contemplated or expressly provided by this Certificate of Designations, in respect of the accumulation and payment of Regular Dividends) will be governed by the Original Certificate of Designations.

* * *

This Amended and Restated Certificate of Designations of 10.00% Series A Perpetual Strife Preferred Stock will be effective on January 1, 2027 at 12:01 a.m. (Eastern).

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amended and Restated Certificate of Designations to be duly executed as of ~~the date first written above~~_______________, 2026.

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

FORM OF PERPETUAL STRIFE PREFERRED STOCK

[Insert Global Certificate Legend, if applicable]

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Strife Preferred Stock

CUSIP No.: [ ]	Certificate No.[ ]

ISIN No.:  [  ]

~~MicroStrategy Incorporated~~Strategy Inc, a Delaware corporation ~~d/b/a Strategy~~(formerly known as MicroStrategy Incorporated) (the “Company”), certifies that [Cede & Co.] is the registered owner of [[number of shares] shares]1[the number of shares set forth in the attached Schedule of Exchanges of Interests in the Global Certificate]2 of the Company’s 10.00% Series A Perpetual Strife Preferred Stock (the “Perpetual Strife Preferred Stock”) represented by this certificate (this “Certificate”). The special rights, preferences and voting powers of the Perpetual Strife Preferred Stock are set forth in the Amended and Restated Certificate of Designations of the Company establishing the Perpetual Strife Preferred Stock (the “Certificate of Designations”). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Designations.

Additional terms of this Certificate are set forth on the other side of this Certificate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[1]	Insert bracketed language for Physical Certificate only.
[2]	Insert bracketed language for Global Certificate only.

A-1

IN WITNESS WHEREOF, ~~MicroStrategy Incorporated~~Strategy Inc has caused this instrument to be duly executed as of the date set forth below.

~~MICROSTRATEGY  INCORPORATED~~STRATEGY INC

Date:	By:
Name:
Title:

Date:	By:
Name:
Title:

A-2

TRANSFER AGENT’S COUNTERSIGNATURE

[legal name of Transfer Agent], as Transfer Agent, certifies that this Certificate represents shares of Perpetual Strife Preferred Stock referred to in the within-mentioned Certificate of Designations.

Date:	By:
Authorized Signatory

A-3

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Strife Preferred Stock

This Certificate represents duly authorized, issued and outstanding shares of Perpetual Strife Preferred Stock. Certain terms of the Perpetual Strife Preferred Stock are summarized below. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Certificate of Designations or the Certificate of Incorporation, the provisions of the Certificate of Designations or the Certificate of Incorporation, as applicable, will control.

1. Method of Payment. Cash amounts due on the Perpetual Strife Preferred Stock represented by this Certificate will be paid in the manner set forth in Section 3(f) of the Certificate of Designations.

2. Persons Deemed Owners. The Person in whose name this Certificate is registered will be treated as the owner of the Perpetual Strife Preferred Stock represented by this Certificate for all purposes, subject to Section 3(m) of the Certificate of Designations.

3. Denominations; Transfers and Exchanges. All shares of Perpetual Strife Preferred Stock will be in registered form and in denominations equal to any whole number of shares. Subject to the terms of the Certificate of Designations, the Holder of the Perpetual Strife Preferred Stock represented by this Certificate may transfer or exchange such Perpetual Strife Preferred Stock by presenting this Certificate to the Registrar and delivering any required documentation or other materials.

4. Regular Dividends. Regular Dividends on the Perpetual Strife Preferred Stock will accumulate and will be paid in the manner, and subject to the terms, set forth in Section 5 and Section 15 of the Certificate of Designations.

5. Liquidation Preference. The Liquidation Preference per share of Perpetual Strife Preferred Stock is initially one hundred dollars ($100) per share of Perpetual Strife Preferred Stock as of the Initial Issue Date and is subject to adjustment, as set forth in the Certificate of Designations. The rights of Holders upon the Company’s liquidation, dissolution or winding up are set forth in Section 6 of the Certificate of Designations.

6. Right of Holders to Require the Company to Repurchase Perpetual Strife Preferred Stock upon a Fundamental Change. If a Fundamental Change occurs, then each Holder will have the right to require the Company to repurchase such Holder’s Perpetual Strife Preferred Stock for cash in the manner, and subject to the terms, set forth in Section 8 of the Certificate of Designations.

7. Right of the Company to Redeem the Perpetual Strife Preferred Stock. The Company will have the right to redeem the Perpetual Strife Preferred Stock in the manner, and subject to the terms, set forth in Section 7 of the Certificate of Designations.

8. Voting Rights. Holders of the Perpetual Strife Preferred Stock have the voting rights set forth in Section 9 of the Certificate of Designations.

9. Countersignature. The Perpetual Strife Preferred Stock represented by this Certificate will not be valid until this Certificate is countersigned by the Transfer Agent.

10. Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

* * *

To request a copy of the Certificate of Designations, which the Company will provide to any Holder at no charge, please send a written request to the following address:

Strategy Inc

1850 Towers Crescent Plaza

Tysons Corner, Virginia 22182

Attention: Chief Financial Officer

A-4

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL CERTIFICATE1

INITIAL NUMBER OF SHARES REPRESENTED BY THIS GLOBAL CERTIFICATE:

[  ]

The following exchanges, transfers or cancellations of this Global Certificate have been made:

Date	Amount of Increase (Decrease) in Number of Shares Represented by this Global Certificate	Number of Shares Represented by this Global Certificate After Such Increase (Decrease)	Signature of Authorized Signatory of Transfer Agent

[1]	Insert for Global Certificate only.

A-5

FUNDAMENTAL CHANGE REPURCHASE NOTICE

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Strife Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Fundamental Change Repurchase Notice, the undersigned Holder of the Perpetual Strife Preferred Stock identified below is exercising its Fundamental Change Repurchase Right with respect to (check one):

☐	all of the shares of Perpetual Strife Preferred Stock

☐	[1] shares of Perpetual Strife Preferred Stock

identified by CUSIP No.      and Certificate No.    .

The undersigned acknowledges that Certificate identified above, duly endorsed for transfer, must be delivered to the Paying Agent before the Fundamental Change Repurchase Price will be paid.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

A-6

ASSIGNMENT FORM

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Strife Preferred Stock

Subject to the terms of the Certificate of Designations, the undersigned Holder of the Perpetual Strife Preferred Stock identified below assigns (check one):

☐	all of the shares of Perpetual Strife Preferred Stock

☐	[1] shares of Perpetual Strife Preferred Stock

identified by CUSIP No.      and Certificate No.     , and all rights thereunder, to:

Name:

Address:

Social security or tax id. #:

and irrevocably appoints:

as agent to transfer such Perpetual Strife Preferred Stock on the books of the Company. The agent may substitute another to act for him/her.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

A-7

EXHIBIT B

FORM OF GLOBAL CERTIFICATE LEGEND

THIS IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRANSFER AGENT AND ANY AGENT THEREOF AS THE OWNER AND HOLDER OF THE PERPETUAL STRIFE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE FOR ALL PURPOSES.

UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THE PERPETUAL STRIFE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THE PERPETUAL STRIFE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3(i) OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO.

B-1

Annex B

Strategy | 2026 Proxy Statement	B-1

Strategy Inc

Second Amended and Restated Certificate of Designations

Variable Rate Series A Perpetual Stretch Preferred Stock

Page
Section 1.	Definitions	1
Section 2.	Rules of Construction	~~11~~9
Section 3.	The Perpetual Stretch Preferred Stock	~~11~~10
(a)	Designation; Par Value	~~11~~10
(b)	Number of Authorized Shares	10
(c)	Additional Perpetual Stretch Preferred Stock	~~12~~10
(d)	Form, Dating and Denominations	~~12~~10
(e)	Execution, Countersignature and Delivery	~~13~~11
(f)	Method of Payment; Delay When Payment Date is Not a Business Day	~~14~~11
(g)	Transfer Agent, Registrar and Paying Agent	~~15~~12
(h)	Legends	~~16~~12
(i)	Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions	~~16~~13
(j)	Exchange and Cancellation of Perpetual Stretch Preferred Stock to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption	~~20~~15
(k)	Status of Retired Shares	~~21~~15
(l)	Replacement Certificates	~~21~~16
(m)	Registered Holders; Certain Rights with Respect to Global Certificates	~~22~~16
(n)	Cancellation	~~22~~16
(o)	Shares Held by the Company or its Affiliates	~~22~~16
(p)	Outstanding Shares	~~22~~16
(q)	Repurchases by the Company and its Subsidiaries	~~23~~17
(r)	Notations and Exchanges	~~23~~17
(s)	CUSIP and ISIN Numbers	~~24~~17
Section 4.	Ranking	~~24~~17
Section 5.	Regular Dividends	~~24~~17
(a)	Generally	~~24~~17
(b)	Method of Payment	~~25~~20
(c)	Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change or Redemption	~~25~~20
(d)	Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights	~~26~~20
Section 6.	Rights Upon Liquidation, Dissolution or Winding Up	~~28~~22
(a)	Generally	~~28~~22
(b)	Certain Business Combination Transactions Deemed Not to Be a Liquidation	~~29~~22
Section 7.	Right of the Company to Redeem the Perpetual Stretch Preferred Stock	~~29~~22
(a)	Optional Redemption	~~29~~22
(b)	Clean-Up Redemption	~~30~~23
(c)	Tax Redemption	~~30~~23
(d)	Redemption Price	~~30~~23
(e)	Redemption Date	~~30~~23
(f)	Redemption Notice	~~30~~23
(g)	Repurchases or Other Acquisitions Other Than by Redemption Not Affected	~~31~~24

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Section 8.	Right of Holders to Require the Company to Repurchase Perpetual Stretch Preferred Stock upon a Fundamental Change	~~31~~24
(a)	Fundamental Change Repurchase Right	~~31~~24
(b)	Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions	~~31~~24
(c)	Fundamental Change Repurchase Date	~~32~~24
(d)	Fundamental Change Repurchase Price	~~32~~24
(e)	Fundamental Change Notice	~~32~~24
(f)	Procedures to Exercise the Fundamental Change Repurchase Right	~~33~~25
(g)	Payment of the Fundamental Change Repurchase Price	~~34~~26
(h)	Compliance with Applicable Securities Laws	~~35~~26
(i)	Third Party May Conduct Repurchase Offer In Lieu of the Company	~~35~~26
Section 9.	Voting Rights	~~35~~26
(a)	Voting and Consent Rights with Respect to Specified Matters	~~35~~26
(b)	Procedures for Voting and Consents	~~38~~28
Section 10.	No Preemptive Rights	~~38~~28
Section 11.	Calculations	~~38~~28
(a)	Responsibility; Schedule of Calculations	~~38~~28
(b)	Calculations Aggregated for Each Holder	~~39~~28
Section 12.	No Sinking Fund Obligations	~~39~~29
Section 13.	Notices	~~39~~29
Section 14.	No Other Rights	~~39~~29
Section 15.	Effect of Amendment	~~39~~29
Exhibits
Exhibit A: Form of Preferred Stock Certificate		A-1
Exhibit B: Form of Global Certificate Legend		B-1

- ii -

Second Amended and Restated Certificate of Designations

Variable Rate Series A Perpetual Stretch Preferred Stock

Strategy Inc, a Delaware corporation (formerly known as MicroStrategy Incorporated) (the “Company”) does hereby certify as follows:

This Second Amended and Restated Certificate of Designations of Variable Rate Series A Perpetual Stretch Preferred Stock has been duly adopted and approved by the Board of Directors and the stockholders of the ~~Corporation~~Company in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The text of the Certificate of Designations of Variable Rate Series A Perpetual Stretch Preferred Stock is hereby amended and restated in its entirety to read as set forth herein:

Section 1.  DEFINITIONS.

“Affiliate” has the meaning set forth in Rule 144 under the Securities Act as in effect on the Initial Issue Date.

“Amendment and Restatement Effective ~~Date~~Time” means ~~June 30~~November 1, 2026~~.~~ at 12:01 a.m. (Eastern).

“Board of Directors” means the Company’s board of directors or a committee of such board duly authorized to act on behalf of such board.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed; provided, however, that this definition of “Business Day” will be subject to Section 5(a)(v).

“Bylaws” means the Company’s Amended and Restated By-laws, as the same may be further amended, supplemented or restated.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Certificate of Designations” means this Second Amended and Restated Certificate of Designations, as amended or supplemented from time to time.

“Certificate of Incorporation” means the Company’s Second Restated Certificate of Incorporation, as amended and supplemented to date, and as the same may be further amended, supplemented or restated.

“Class A Common Stock” means the class A common stock, $0.001 par value per share, of the Company.

“Class B Common Stock” means the class B common stock, $0.001 par value per share, of the Company.

“Clean-Up Redemption” has the meaning set forth in Section 7(b).

“Close of Business” means 5:00 p.m., New York City time.

“Company” has the meaning set forth in the preamble to this Certificate of Designations.

“Compounding Date” means, with respect to any calendar month, (a) the Regular Dividend Payment Date occurring on the fifteenth (15th) calendar day of such calendar month (or, if no Regular Dividend Payment Date occurs on such calendar day, the Regular Dividend Payment Date immediately preceding the fifteenth (15th) calendar day of such calendar month); and (b) the last Regular Dividend Payment Date of such calendar month.

“Compounded Dividends” has the meaning set forth in Section 5(a)(i).

“Depositary” means The Depository Trust Company or its successor, or any successor depositary for the applicable shares of Perpetual Stretch Preferred Stock.

“Depositary Participant” means any member of, or participant in, the Depositary.

“Depositary Procedures” means, with respect to any transfer, exchange or other transaction involving a Global Certificate representing any Perpetual Stretch Preferred Stock, or any beneficial interest in such certificate, the rules and procedures of the Depositary applicable to such transfer, exchange or transaction.

“Dividend Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Stretch Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Junior Stock includes the Class A Common Stock, the Class B Common Stock, the Perpetual Stream Preferred Stock, the Perpetual Strike Preferred Stock and the Perpetual Stride Preferred Stock. For the avoidance of doubt, Dividend Junior Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Stretch Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Stretch Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Parity Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Stretch Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Senior Stock includes the Perpetual Strife Preferred Stock. For the avoidance of doubt, Dividend Senior Stock will not include any securities of the Company’s Subsidiaries.

“Electronic Certificate” means any electronic book entry maintained by the Transfer Agent that represents any share(s) of Perpetual Stretch Preferred Stock.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Final Pre-Amendment Dividend” has the meaning set forth in Section 5(a)(i).

“Fundamental Change” means any of the following events:

(a) either (i) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries; or (z) any Permitted Party), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s common equity; or (ii) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; or (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s Class A Common Stock representing more than fifty percent (50%) of the voting power of all of the Company’s Class A Common Stock, provided that, solely for purposes of this clause (ii), none of the following will constitute beneficial ownership of the Company’s Class A Common Stock: (x) beneficial ownership of the Company’s Class B Common Stock; and (y) beneficial ownership by any Permitted Party of any of the Company’s Class A Common Stock issued upon conversion of the Company’s Class B Common Stock; or

(b) the consummation of: (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person, other than solely to one or more of the Company’s Wholly Owned Subsidiaries; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Class A Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (b).

For the purposes of this definition, (x) any transaction or event described in both clause (a) and in clause (b)(i) or (ii) above (without regard to the proviso in clause (b)) will be deemed to occur solely pursuant to clause (b) above (subject to such proviso), and (y) whether a Person is a “beneficial owner,” whether shares are “beneficially owned,” and percentage beneficial ownership, will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Fundamental Change Notice” has the meaning set forth in Section 8(e).

“Fundamental Change Repurchase Date” means the date fixed, pursuant to Section 8(c), for the repurchase of any Perpetual Stretch Preferred Stock by the Company pursuant to a Repurchase Upon Fundamental Change.

“Fundamental Change Repurchase Notice” means a notice (including a notice substantially in the form of the “Fundamental Change Repurchase Notice” set forth in Exhibit A) containing the information, or otherwise complying with the requirements, set forth in Section 8(f)(i) and Section 8(f)(ii).

“Fundamental Change Repurchase Price” means the cash price payable by the Company to repurchase any share of Perpetual Stretch Preferred Stock upon its Repurchase Upon Fundamental Change, calculated pursuant to Section 8(d).

“Fundamental Change Repurchase Right” has the meaning set forth in Section 8(a).

“Global Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) represents any share(s) of Perpetual Stretch Preferred Stock; (b) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Depositary or its nominee, duly executed by the Company and countersigned by the Transfer Agent; and (c) is deposited with the Transfer Agent, as custodian for the Depositary (or, in the case of an Electronic Certificate, is otherwise admitted for book-entry settlement through the Depositary in accordance with the Depositary Procedures).

“Global Certificate Legend” means a legend substantially in the form set forth in Exhibit B.

“Holder” means any person in whose name any Perpetual Stretch Preferred Stock is registered on the Registrar’s books.

“Initial Issue Date” means July 29, 2025.

~~“June 2026 Dividend” has the meaning set forth in Section 5(a)(i).~~

“Junior Stock” means any Dividend Junior Stock or Liquidation Junior Stock.

“Last Reported Sale Price” per share of Perpetual Stretch Preferred Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Perpetual Stretch Preferred Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Perpetual Stretch Preferred Stock is then listed. If the Perpetual Stretch Preferred Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Perpetual Stretch Preferred Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Perpetual Stretch Preferred

Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the mid-point of the last bid price and the last ask price per share of Perpetual Stretch Preferred Stock on such Trading Day from a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters (or, if no such last bid price or last ask price is available, the fair value of one share of Perpetual Stretch Preferred Stock on such Trading Day determined by a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters).

“Liquidation Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Stretch Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Junior Stock includes the Class A Common Stock, the Class B Common Stock, the Perpetual Stream Preferred Stock, the Perpetual Strike Preferred Stock and the Perpetual Stride Preferred Stock. For the avoidance of doubt, Liquidation Junior Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Stretch Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Stretch Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Parity Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Preference” initially means one hundred dollars ($100) per share of Perpetual Stretch Preferred Stock; provided, however, that, effective immediately after the Close of Business on each Business Day after the Initial Issue Date (and, if applicable, during the course of a Business Day on which any sale transaction to be settled by the issuance of Perpetual Stretch Preferred Stock is executed, from the exact time of the first such sale transaction during such Business Day until the Close of Business of such Business Day), the Liquidation Preference per share of Perpetual Stretch Preferred Stock will be adjusted to be the greatest of (a) the Stated Amount per share of Perpetual Stretch Preferred Stock; (b) in the case of any Business Day with respect to which the Company has, on such Business Day or any Business Day during the ten (10) Trading Day period preceding such Business Day, executed any sale transaction to be settled by the issuance of Perpetual Stretch Preferred Stock, an amount equal to the Last Reported Sale Price per share of Perpetual Stretch Preferred Stock on the Trading Day immediately before such Business Day; and (c) the arithmetic average of the Last Reported Sale Prices per share of Perpetual Stretch Preferred Stock for each Trading Day of the ten (10) consecutive Trading Days immediately preceding such Business Day, provided, however, that, if applicable, the reference in this clause (c) to ten (10) will be replaced by such lesser number of Trading Days as have elapsed during the period from, and including, the Initial Issue Date to, but excluding, such Business Day. Notwithstanding anything to the contrary in the preceding sentence, at all times before the first (1st) date on which the Company executes any sale transaction to be settled by the issuance of Perpetual Stretch Preferred Stock (other than the Perpetual Stretch Preferred Stock initially issued on the Initial Issue Date), the Liquidation Preference per share of Perpetual Stretch Preferred Stock will be one hundred dollars ($100). Whenever this Certificate of Designations refers to the Liquidation Preference of the Perpetual Stretch Preferred Stock as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Liquidation Preference immediately after the Close of Business on such date. For purposes of this definition, any reference to the Company’s execution of any sale transaction to be settled by the issuance of Perpetual Stretch Preferred Stock includes any resale of any shares of Perpetual Stretch Preferred Stock that the Company or any of its Subsidiaries have purchased or otherwise acquired.

“Liquidation Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Stretch Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Senior Stock includes the Perpetual Strife Preferred Stock. For the avoidance of doubt, Liquidation Senior Stock will not include any securities of the Company’s Subsidiaries.

“Market Disruption Event” means, with respect to the Perpetual Stretch Preferred Stock, on any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Perpetual Stretch Preferred Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Perpetual Stretch Preferred Stock or in any options contracts or futures contracts relating to the Perpetual Stretch Preferred Stock.

“Monthly Regular Dividend Rate Per Annum” has the following meaning: (a) the Monthly Regular Dividend Rate Per Annum applicable to the initial Monthly Regular Dividend Rate Period will be a rate per annum equal to the “Regular

Dividend Rate Per Annum” (as defined in the Original Amended and Restated Certificate of Designations) that applies to the “Regular Dividend Period” (as defined in the Original Amended and Restated Certificate of Designations) from, and including, the calendar day after October 15, 2026, to, and including, November 15, 2026 in accordance with the Original Amended and Restated Certificate of Designations (the applicable terms of the Original Amended and Restated Certificate of Designations are incorporated herein by reference solely for purposes of the Monthly Regular Dividend Rate Per Annum applicable to the initial Monthly Regular Dividend Rate Period); and (b) the Monthly Regular Dividend Rate Per Annum applicable to each subsequent Monthly Regular Dividend Rate Period (each such period being referred to as the “reference Monthly Regular Dividend Rate Period” for purposes of this definition) will be a rate per annum equal to the Monthly Regular Dividend Rate Per Annum applicable to the Monthly Regular Dividend Rate Period immediately preceding such reference Monthly Regular Dividend Rate Period, unless the Company elects, in its sole and absolute discretion, by providing notice of the same to Holders on or before the fifteenth (15th) calendar day of the calendar month preceding such reference Monthly Regular Dividend Rate Period, a different Monthly Regular Dividend Rate Per Annum to apply to such reference Monthly Regular Dividend Rate Period, provided such different Monthly Regular Dividend Rate Per Annum cannot be (i) negative; (ii) less than a rate per annum equal to the excess, if any, of (x) the Monthly Regular Dividend Rate Per Annum applicable to the Monthly Regular Dividend Rate Period immediately preceding such reference Monthly Regular Dividend Rate Period, over (y) the sum of (A) twenty-five (25) basis points; and (B) the excess, if any, of (x) the Monthly SOFR Per Annum on the first Business Day of the second (2nd) calendar month immediately preceding such reference Monthly Regular Dividend Rate Period, over (y) the minimum of the Monthly SOFR Per Annum rates that occur on the Business Days during the second (2nd) calendar month immediately preceding such reference Monthly Regular Dividend Rate Period; or (iii) less than the Monthly SOFR Per Annum as of the Business Day immediately before the date on which the Company provides such notice. Notwithstanding anything to the contrary, the Company will not reduce the Monthly Regular Dividend Rate Per Annum pursuant to clause (b) of the preceding sentence unless, at the time the Company provides the notice referred to in such clause, all accumulated Regular Dividends, if any, on the Perpetual Stretch Preferred Stock then outstanding for all prior completed calendar months during which any Perpetual Stretch Preferred Stock was outstanding have been paid in full (or have been declared in full and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such accumulated Regular Dividends, is set aside for the benefit of the Holders entitled thereto). For the avoidance of doubt, for purposes of the preceding sentence, if such notice is sent on the last day of a calendar month, then such calendar month will not be considered to be “completed.” Notwithstanding anything to the contrary, the notice referred to in this definition must set forth the applicable Monthly Regular Dividend Rate Per Annum and the Monthly Regular Dividend Rate Period to which it applies, and such notice will be deemed to have been duly sent if either (a) it is sent in compliance with Section 13; or (b) the information required to be included in such notice is (i) set forth in a press release issued through such national newswire service as the Company then uses or (ii) published through such other widely disseminated public medium as the Company then uses, including its website.

“Monthly Regular Dividend Rate Period” has the following meaning: (a) the initial Monthly Regular Dividend Rate Period is the period from, and including, November 1, 2026 to, and including, November 30, 2026; and (b) thereafter, each Monthly Regular Dividend Rate Period will consist of the period from, and including, the first calendar day of each calendar month to, and including, the last calendar day of such calendar month (it being understood, for the avoidance of doubt, that the first Monthly Regular Dividend Rate Period after the initial Monthly Regular Dividend Rate Period will consist of the period from, and including, December 1, 2026 to, and including, December 31, 2026).

“Monthly SOFR Per Annum” means, as of any Business Day, a rate per annum equal to the One-Month Term SOFR, as reflected on the related website of the administrator for term SOFR (which, as of July 24, 2025, is https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html) (“One-Month Term SOFR”); provided, however, that if the One-Month Term SOFR ceases to be administered and published as determined by the Company in its sole discretion, then the Company will, in good faith and in a commercially reasonable manner, identify a similar successor rate used in the market for floating rate securities, together, if applicable, with any adjustment thereto.

“Number of Incremental Diluted Shares” means the increase in the number of diluted shares of the applicable class or series of Junior Stock (determined in accordance with generally accepted accounting principles in the United States, as the same is in effect on the Initial Issue Date, and assuming net income is positive) that would result from the grant, vesting or exercise of equity-based compensation to directors, employees, contractors and agents (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to such class or series of Junior Stock).

“Officer” means, with respect to the Company, the Executive Chairman, the President, the Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or

any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Optional Redemption” has the meaning set forth in Section 7(a).

“Original Amended and Restated Certificate of Designations” means that certain Certificate of Designations of the Company originally filed with the Secretary of State of the State of Delaware on July 29, 2025 relating to the Perpetual Stretch Preferred Stock, as amended by that certain Amended and Restated Certificate of Designations of the Company filed with the Secretary of State of the State of Delaware on June 15, 2026 relating to the Perpetual Stretch Preferred Stock.

“Paying Agent” has the meaning set forth in Section 3(g)(i).

“Permitted Party” means any “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that consists of, or includes, Michael J. Saylor, the heirs of Michael J. Saylor, or any Affiliates of Michael J. Saylor or the heirs of Michael J. Saylor.

“Perpetual Stretch Preferred Stock” has the meaning set forth in Section 3(a).

“Perpetual Stream Preferred Stock” means the 10.00% Series A Perpetual Stream Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Stride Preferred Stock” means the 10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Strife Preferred Stock” means the 10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Strike Preferred Stock” means the 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share, of the Company.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.

“Physical Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) is not a Global Certificate; and (b) represents any share(s) of Perpetual Stretch Preferred Stock; and (c) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Holder of such share(s) and duly executed by the Company and countersigned by the Transfer Agent.

“Redemption” means, indistinctively, an Optional Redemption, Clean-Up Redemption or a Tax Redemption.

“Redemption Date” means the date fixed, pursuant to Section 7(e), for the settlement of the repurchase of the Perpetual Stretch Preferred Stock by the Company pursuant to a Redemption.

“Redemption Notice” has the meaning set forth in Section 7(f).

“Redemption Notice Date” means, with respect to a Redemption of the Perpetual Stretch Preferred Stock, the date on which the Company provides the related Redemption Notice pursuant to Section 7(f).

“Redemption Price” means the consideration payable by the Company to repurchase any Perpetual Stretch Preferred Stock upon its Redemption, calculated pursuant to Section 7(d).

“Register” has the meaning set forth in Section 3(g)(ii).

“Registrar” has the meaning set forth in Section 3(g)(i).

“Regular Dividend Payment Date” means, ~~with respect to any share of Perpetual Stretch Preferred Stock, the fifteenth (15th)~~for any calendar month, each day within such calendar month that, as of the first Business Day immediately preceding the first calendar day of ~~each~~such calendar month ~~and the last calendar day of each calendar month, with~~(or, if earlier, the date the first Regular Dividend for such calendar month is declared), is scheduled to be a Business Day; provided, however, that, without limiting the last sentence of the first paragraph of Section 5(a)(i), the first Regular Dividend Payment Date occurring on or after the date of the Amendment and Restatement Effective ~~Date being July 15~~Time will be November 3, 2026 (or such other date specified in the certificate representing ~~such share).~~the applicable share of Perpetual Stretch Preferred Stock). For the avoidance of doubt, November 2, 2026 will not be a Regular Dividend Payment Date pursuant to this Certificate of Designations and the payment of Regular Dividends, if any, on November 2, 2026 will be governed by the Original Amended and Restated Certificate of Designations as contemplated by the last sentence of Section 5(a)(i).

~~“Regular Dividend Period” means each period from, and including, the calendar day after a Regular Dividend Payment Date to, and including, the next Regular Dividend Payment Date (it being understood, for the avoidance of doubt, that, for each share of Perpetual Stretch Preferred Stock that is outstanding on June 30, 2026, the Regular Dividend Period therefor ending on, and including, July 15, 2026 will consist of the period from, and including, the calendar day after June 30, 2026 to, and including, July 15, 2026).~~

~~“Regular Dividend Rate Per Annum” has the following meaning: (a) the Regular Dividend Rate Per Annum applicable to the Regular Dividend Period from, and including, the calendar day after June 30, 2026 to, and including, July 15, 2026, will be a rate per annum equal to the “Monthly Regular Dividend Rate Per Annum” (as defined in the Original Certificate of Designations) that applied to the immediately preceding “Regular Dividend Period” (as defined in the Original Certificate of Designations) in accordance with the Original Certificate of Designations; and (b) the Regular Dividend Rate Per Annum applicable to each period (each such period being referred to as the “Reference Period” for purposes of this definition) thereafter from, and including, the calendar day after the fifteenth (15th) calendar day of a calendar month to, and including, the fifteenth (15th) calendar day of the next calendar month will be a rate per annum equal to the Regular Dividend Rate Per Annum applicable to the Regular Dividend Period immediately preceding such Reference Period, unless the Company elects, in its sole and absolute discretion, by providing notice of the same to Holders before the first Business Day of the Regular Dividend Period immediately preceding such Reference Period, a different Regular Dividend Rate Per Annum to apply to such Reference Period, provided such different Regular Dividend Rate Per Annum cannot be (i) negative; (ii) less than a rate per annum equal to the excess, if any, of (x) the Regular Dividend Rate Per Annum applicable to the Regular Dividend Period immediately preceding such Reference Period, over (y) the sum of (A) twenty-five (25) basis points; and (B) the excess, if any, of (x) the Monthly SOFR Per Annum on the first Business Day of the third (3rd) Regular Dividend Period immediately preceding such Reference Period, over (y) the minimum of the Monthly SOFR Per Annum rates that occur on the Business Days during the period from, and including, the first Business Day of the third (3rd) Regular Dividend Period immediately preceding such Reference Period to, and including, the last Business Day of the second (2nd) Regular Dividend Period immediately preceding such Reference Period; or (iii) less than the Monthly SOFR Per Annum as of the Business Day immediately before the date on which the Company provides such notice. Notwithstanding anything to the contrary, the Company will not reduce the Regular Dividend Rate Per Annum pursuant to clause (b) of the preceding sentence unless, at the time the Company provides the notice referred to in such clause, all accumulated Regular Dividends, if any, on the Perpetual Stretch Preferred Stock then outstanding for all prior completed Regular Dividend Periods, if any, have been paid in full (or have been declared in full and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such accumulated Regular Dividends, is set aside for the benefit of the Holders entitled thereto). For the avoidance of doubt, for purposes of the preceding sentence, if such notice is sent on the last day of a Regular Dividend Period, then such Regular Dividend Period will not be considered to be “completed.” Notwithstanding anything to the contrary, the notice referred to in this definition must set forth the applicable Regular Dividend Rate Per Annum and the Regular Dividend Periods to which it applies, and such notice will be deemed to have been duly sent if either (a) it is sent in compliance with Section 13; or (b) the information required to be included in such notice is (i) set forth in a press release issued through such national newswire service as the Company then uses or (ii) published through such other widely disseminated public medium as the Company then uses, including its website.~~

“Regular Dividends” has the meaning set forth in Section 5(a)(i).

“Regular Record Date” ~~has the following meaning with respect to a Regular Dividend Payment Date: (a) if such Regular Dividend Payment Date occurs on the fifteenth (15th) calendar day of a calendar month, the last calendar day of the prior calendar month; and (b) if such Regular Dividend Payment Date occurs on the last calendar day of a calendar~~

~~month, the fifteenth (15th) calendar day of such calendar month.~~means each calendar day from, and including, November 1, 2026.

“Repurchase Upon Fundamental Change” means the repurchase of any share of Perpetual Stretch Preferred Stock by the Company pursuant to Section 8.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Semi-Monthly Dividend Period” means (a) each period from, and including, the first (1st) calendar day of a calendar month to, and including, the fifteenth (15th) calendar day of such calendar month; and (b) each period from, and including, the sixteenth (16th) calendar day of a calendar month to, and including, the last calendar day of such calendar month; provided, however, that the initial Semi-Monthly Dividend Period will be the period from, and including, November 1, 2026 to, and including, November 15, 2026.

“Share Agent” means the Transfer Agent or any Registrar or Paying Agent.

“SOFR” means the secured overnight financing rate.

“Stated Amount” means one hundred dollars ($100) per share of Perpetual Stretch Preferred Stock.

“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (x) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (y) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

A “Tax Event” will be deemed to occur if the Company has received an opinion of counsel experienced in such matters to the effect that, as a result of:

(a) any amendment to, clarification of, or change, including any announced prospective change, in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under those laws or treaties;

(b) an administrative action, which means any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation;

(c) any amendment to, clarification of, or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which that amendment, clarification or change is introduced or made known; or

(d) a threatened challenge asserted in writing in connection with a tax audit of the Company or any of its Subsidiaries, or a publicly known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Perpetual Stretch Preferred Stock, which amendment, clarification or change is effective or the administrative action is taken or judicial decision, interpretation or pronouncement is issued or threatened challenge is asserted or becomes publicly known after July 24, 2025, there is more than an insubstantial risk that any of the outstanding Perpetual Stretch Preferred Stock is treated as “fast-pay stock” within the meaning of Treasury Regulation Section 1.7701(l)-3(b)(2) (or becomes subject to substantially similar successor provision).

“Tax Redemption” has the meaning set forth in Section 7(c).

“Trading Day” means, with respect to the Perpetual Stretch Preferred Stock, any day on which (a) trading in the Perpetual Stretch Preferred Stock generally occurs on the principal U.S. national or regional securities exchange on which the Perpetual Stretch Preferred Stock is then listed or, if the Perpetual Stretch Preferred Stock, as applicable, is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Perpetual Stretch Preferred Stock is then traded; and (b) there is no Market Disruption Event. If the Perpetual Stretch Preferred Stock is not so listed or traded, then “Trading Day” with respect to the Perpetual Stretch Preferred Stock means a Business Day.

“Transfer Agent” means U.S. Bank Trust Company, National Association or its successor as provided in Section 3(g)(iii).

“Underwriters” means Morgan Stanley & Co. LLC, Barclays Capital Inc., Moelis & Company LLC, TD Securities (USA) LLC, The Benchmark Company, LLC, Clear Street LLC, AmeriVet Securities, Inc., Bancroft Capital, LLC, Keefe, Bruyette, & Woods, Inc. and Maxim Group LLC.

“Voting Parity Stock” means, with respect to any matter as to which Holders are entitled to vote pursuant to Section 9(a), each class or series of outstanding Dividend Parity Stock or Liquidation Parity Stock, if any, upon which similar voting rights are conferred and are exercisable with respect to such matter. For the avoidance of doubt, Voting Parity Stock will not include any securities of the Company’s Subsidiaries.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Section 2. RULES OF CONSTRUCTION. For purposes of this Certificate of Designations:

(a) “or” is not exclusive;

(b) “including” means “including without limitation”;

(c) “will” expresses a command;

(d) the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(e) a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(f) words in the singular include the plural, and words in the plural include the singular, unless the context requires otherwise;

(g) “herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise;

(h) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(i) the exhibits, schedules and other attachments to this Certificate of Designations are deemed to form part of this Certificate of Designations.

Section 3. THE PERPETUAL STRETCH PREFERRED STOCK.

(a) Designation; Par Value. A series of stock of the Company titled the “Variable Rate Series A Perpetual Stretch Preferred Stock” (the “Perpetual Stretch Preferred Stock”) is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company. The par value of the Perpetual Stretch Preferred Stock is $0.001 per share.

(b) Number of Authorized Shares. The total authorized number of shares of Perpetual Stretch Preferred Stock is two hundred eighty two million five hundred fifty six thousand five hundred sixty five (282,556,565); provided, however that, without the consent of any Holder or other Person, the total number of authorized shares of Perpetual Stretch Preferred Stock may, by resolution of the Board of Directors, hereafter be (i) reduced to a number that is not less than the number of shares of Perpetual Stretch Preferred Stock then outstanding; or (ii) increased, provided, that in no event will such increase be by an amount that exceeds the total number of authorized and undesignated shares of preferred stock of the Company.

(c) Additional Perpetual Stretch Preferred Stock. After the Initial Issue Date, the Company may, without the consent of any Holder, but subject to the provisions of this Certificate of Designations (including Section 3(e)), (i) originally issue additional shares of Perpetual Stretch Preferred Stock with the same terms as the other shares of Perpetual Stretch Preferred Stock then outstanding (except, to the extent applicable, with respect to the date as of which Regular Dividends begin to accumulate on, the first Regular Dividend Payment Date for, and transfer restrictions applicable to, such additional shares of Perpetual Stretch Preferred Stock), which additional shares of Perpetual Stretch Preferred Stock will, subject to the foregoing, be considered to be part of the same series of, and rank equally and ratably with all other, shares of Perpetual Stretch Preferred Stock; or (ii) resell any Perpetual Stretch Preferred Stock that the Company or any of its Subsidiaries has purchased or otherwise acquired; provided, however, that if any such additional or resold shares of Perpetual Stretch Preferred Stock are not fungible with other shares of Perpetual Stretch Preferred Stock then outstanding for purposes of federal securities laws or, if applicable, the Depositary Procedures, then such additional or resold shares of Perpetual Stretch Preferred Stock will be identified by a separate CUSIP number or by no CUSIP number. In addition, without the consent of any Holder, the Company may create and issue, or increase the authorized or issued number of, any other class or series of stock (including, for the avoidance of doubt, Dividend Senior Stock, Dividend Parity Stock, Liquidation Senior Stock or Liquidation Parity Stock), including Perpetual Strife Preferred Stock.

(d) Form, Dating and Denominations.

(i) Form and Date of Certificates Representing Perpetual Stretch Preferred Stock.

(1) Generally. Each certificate representing any Perpetual Stretch Preferred Stock will: (1) subject to Section 3(d)(i)(2), be substantially in the form set forth in Exhibit A; (2) bear the legends required by Section 3(h) (and may bear notations, legends or endorsements required by law, stock exchange rule or usage or the Depositary); and (3) be dated as of the date it is countersigned by the Transfer Agent.

(2) Modifications to the Form of Certificates to Accommodate Issuance of Additional Perpetual Stretch Preferred Stock. Notwithstanding anything to the contrary in this Certificate of Designations, if any Perpetual Stretch Preferred Stock is originally issued after the Initial Issue Date pursuant to Section 3(c), then the certificate(s) representing such Perpetual Stretch Preferred Stock may contain deviations from the form set forth in Exhibit A that the Company in good faith determines are appropriate to permit the timely and orderly issuance thereof (including, for the avoidance of doubt, issuances on a daily basis pursuant to an “at-the-market” or similar program) and to accommodate any reasonable requirements of the Transfer Agent in connection therewith.

(ii) Global Certificates; Physical Certificates. Except as otherwise provided in the applicable resolutions of the Board of Directors providing for the original issuance of any Perpetual Stretch Preferred Stock, such Perpetual Stretch Preferred Stock will be initially certificated and represented by one or more Global Certificates. Global Certificates may be exchanged for Physical Certificates, and Physical Certificates may be exchanged for Global Certificates, only as provided in Section 3(i).

(iii) Electronic Certificates; Interpretation. For purposes of interpreting this Certificate of Designations, (1) each Electronic Certificate will be deemed to include the text of, and to otherwise to be in, the form of Certificate set forth in Exhibit A (subject to Section 3(d)(i)(2)); (2) any legend, registration number or other notation that is required to be included on a Physical Certificate or Global Certificate will be deemed to be affixed to any Electronic Certificate notwithstanding that such Electronic Certificate may be in a form that does not permit affixing legends thereto; (3) any reference in this Certificate of Designations to the “delivery” of any Electronic Certificate will be deemed to be satisfied upon the registration (or delivery to the Transfer Agent of an instruction for the registration) of the electronic book entry representing such Electronic Certificate in the name of the applicable Holder; (4) any requirement to deliver or surrender an Electronic Certificate to the Paying Agent for settlement in connection with a Repurchase Upon Fundamental Change or Redemption will be deemed to be satisfied upon the satisfaction of all other requirements for such settlement; and (5) upon satisfaction of any applicable requirements of the Delaware General Corporation Law, the Certificate of Incorporation and the Bylaws of the Company, and any related requirements of the Transfer Agent, in each case for the issuance of Perpetual Stretch Preferred Stock in the form of one or more Electronic Certificates, such Electronic Certificates will be deemed to be executed by the Company and countersigned by the Transfer Agent.

(iv) No Bearer Certificates; Denominations. The Perpetual Stretch Preferred Stock will be issued only in registered form and only in whole numbers of shares.

(v) Registration Numbers. Each certificate representing any share(s) of Perpetual Stretch Preferred Stock will bear a unique registration number that is not affixed to any other certificate representing any other outstanding share of Perpetual Stretch Preferred Stock.

(e) Execution, Countersignature and Delivery.

(i) Due Execution by the Company. Subject to Section 3(d)(iii), at least two (2) duly authorized Officers will sign each certificate representing any Perpetual Stretch Preferred Stock on behalf of the Company by manual or facsimile signature. For the avoidance of doubt, facsimile signatures will include electronic signatures. The validity of any Perpetual Stretch Preferred Stock will not be affected by the failure of any Officer whose signature is on any certificate representing such Perpetual Stretch Preferred Stock to hold, at the time such certificate is countersigned by the Transfer Agent, the same or any other office at the Company.

(ii) Countersignature by Transfer Agent. Subject to Section 3(d)(iii), (1) no certificate representing Perpetual Stretch Preferred Stock will be valid until it is countersigned by the Transfer Agent; and (2) each such certificate will be deemed to be duly countersigned only when an authorized signatory of the Transfer Agent (or a duly appointed agent thereof) manually signs the countersignature block set forth in such certificate.

(f) Method of Payment; Delay When Payment Date is Not a Business Day.

(i) Method of Payment.

(1) Global Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Stretch Preferred Stock represented by a Global Certificate by wire transfer of immediately available funds.

(2) Physical Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Stretch Preferred Stock represented by a Physical Certificate as follows:

(A) if the aggregate Stated Amount of the Perpetual Stretch Preferred Stock represented by such Physical Certificate is at least five million dollars ($5,000,000) (or such lower amount as the Company may choose in its sole and absolute discretion) and the Holder of such Perpetual Stretch Preferred Stock entitled to such cash Regular Dividend or amount has delivered to the Paying Agent, no later than the time set forth in the next sentence, a written request to receive payment by wire transfer to an account of such Holder within the United States, by wire transfer of immediately available funds to such account; and

(B) in all other cases, by check mailed to the address of such Holder set forth in the Register.

To be timely, such written request must be delivered no later than the Close of Business on ~~the following date: (x) with respect to the payment of any declared cash Regular Dividend due on a Regular Dividend Payment Date for the Perpetual Stretch Preferred Stock, the immediately preceding Regular Record Date; and (y) with respect to any other payment,~~ the date that is fifteen (15) calendar days immediately before the date such payment is due.

(ii) Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on any Perpetual Stretch Preferred Stock as provided in this Certificate of Designations is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designations, such payment may be made on the immediately following Business Day with the same force and effect as if such payment were made on such due date (and, for the avoidance of doubt, no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay). Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.” For the avoidance of doubt, if a Regular Dividend Payment Date for a declared Regular Dividend was scheduled to be, but is not in fact, a Business Day, then (1) such declared Regular Dividend may be paid on the immediately following Business Day as provided in the first sentence of this paragraph (it being understood that such following Business Day may be a Regular Dividend Payment Date for another declared Regular Dividend, which will be unaffected by the related delay); and (2) such related delay will not affect the calculation of the amount of any accumulated or payable Regular Dividends.

(g) Transfer Agent, Registrar and Paying Agent.

(i) Generally. The Company will maintain (1) an office or agency in the continental United States where Perpetual Stretch Preferred Stock may be presented for registration of transfer or for exchange (the “Registrar”); and (2) an office or agency in the continental United States where Perpetual Stretch Preferred Stock may be presented for payment (the “Paying Agent”). If the Company fails to maintain a Registrar or Paying Agent, then the Transfer Agent will act as such. For the avoidance of doubt, the Company or any of its Subsidiaries may act as Registrar or Paying Agent. Notwithstanding anything to the contrary in this Section 3(g)(i) or in Section 3(g)(iii), each of the Transfer Agent, Registrar and Paying Agent with respect to any Perpetual Stretch Preferred Stock represented by a Global Certificate must at all times be a Person that is eligible to act in that capacity under the Depositary Procedures.

(ii) Duties of the Registrar. The Company will cause the Registrar to keep a record (the “Register”) of the names and addresses of the Holders, the number of shares of Perpetual Stretch Preferred Stock held by each Holder and the transfer, exchange, repurchase and Redemption of the Perpetual Stretch Preferred Stock. Absent manifest error, the entries in the Register will be conclusive and the Company and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly.

(iii) Co-Agents; Company’s Right to Appoint Successor Transfer Agent, Registrar and Paying Agent. The Company may appoint one or more co-Registrars and co-Paying Agents, each of whom will be deemed to be a Registrar or Paying Agent, as applicable, under this Certificate of Designations. Subject to Section 3(g)(i), the Company may change the Transfer Agent or any Registrar or Paying Agent (including appointing itself or any of its Subsidiaries to act as a Registrar or Paying Agent) without notice to any Holder; provided, however, that the Company will not remove a Person acting as Transfer Agent under this Certificate of Designations until and unless a successor has been appointed and has accepted such appointment. Upon the request of any Holder, the Company will notify such Holder of the name and address of each Share Agent or co-Share Agent.

(iv) Initial Appointments. The Company appoints U.S. Bank Trust Company, National Association, as the initial Transfer Agent, the initial Paying Agent and the initial Registrar.

(v) Duties When the Company or its Subsidiary Acts as Paying Agent. If the Company or any of its Subsidiaries acts as Paying Agent, then (1) it will segregate for the benefit of the Holders all money and other property held by it as Paying Agent; and (2) references in this Certificate of Designations to the Paying Agent holding cash or other property, or to the delivery of cash or other property to the Paying Agent, in each case for payment or delivery to any Holders or with respect to the Perpetual Stretch Preferred Stock, will be deemed to refer to cash or other property so segregated, or to the segregation of such cash or other property, respectively.

(h) Legends.

(i) Global Certificate Legend. Each Global Certificate will bear the Global Certificate Legend (or any similar legend, not inconsistent with this Certificate of Designations, required by the Depositary for such Global Certificate).

(ii) Other Legends. The certificate(s) representing any Perpetual Stretch Preferred Stock may bear any other legend or text, not inconsistent with this Certificate of Designations, as may be required by applicable law or by any securities exchange or automated quotation system on which such Perpetual Stretch Preferred Stock is traded or quoted or as may be otherwise reasonably determined by the Company to be appropriate based on the advice of nationally recognized outside counsel.

(iii) Acknowledgement and Agreement by the Holders. A Holder’s acceptance of any Perpetual Stretch Preferred Stock represented by a certificate bearing any legend required by this Section 3(h) will constitute such Holder’s acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.

(i) Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.

(i) Provisions Applicable to All Transfers and Exchanges.

(1) Generally. Subject to this Section 3(i), Perpetual Stretch Preferred Stock represented by a Physical Certificate, and beneficial interests in Perpetual Stretch Preferred Stock represented by Global Certificates, may be transferred or exchanged from time to time and, in the case of a Physical Certificate, the Company will cause the Registrar to record each such transfer or exchange in the Register.

(2) No Services Charge; Transfer Taxes. The Company and the Share Agents will not impose any service charge on any Holder for any transfer or exchange of any Perpetual Stretch Preferred Stock, but the Company, the Transfer Agent and the Registrar may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer or exchange of Perpetual Stretch Preferred Stock, other than exchanges pursuant to Section 3(j) or Section 3(r) not involving any transfer.

(3) No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designations, all transfers or exchanges of Perpetual Stretch Preferred Stock must be in an amount representing a whole number of shares of Perpetual Stretch Preferred Stock, and no fractional share of Perpetual Stretch Preferred Stock may be transferred or exchanged.

(4) Legends. Each certificate representing any share of Perpetual Stretch Preferred Stock that is issued upon transfer of, or in exchange for, another share of Perpetual Stretch Preferred Stock will bear each legend, if any, required by Section 3(h).

(5) Settlement of Transfers and Exchanges. Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Stretch Preferred Stock, the Company will cause such transfer or exchange to be effected as soon as reasonably practicable after the date of such satisfaction.

(ii) Transfers and Exchanges of Perpetual Stretch Preferred Stock Represented by Global Certificates.

(1) Subject to the immediately following sentence, no Perpetual Stretch Preferred Stock represented by a Global Certificate may be transferred or exchanged in whole except (x) by the Depositary to a nominee of the Depositary; (y) by a nominee of the Depositary to the Depositary or to another nominee of the Depositary; or (z) by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. No Perpetual Stretch Preferred Stock represented by a Global Certificate may be transferred to, or exchanged for, Perpetual Stretch Preferred Stock represented by one or more Physical Certificates; provided, however, that a Global Certificate will be exchanged, pursuant to customary procedures, for one or more Physical Certificates if:

(A) (x) the Depositary notifies the Company or the Transfer Agent that the Depositary is unwilling or unable to continue as Depositary for such Global Certificate or (y) the Depositary ceases to be a “clearing agency” registered under Section 17A of the Exchange Act and, in each case, the Company fails to appoint a successor Depositary within ninety (90) days of such notice or cessation; or

(B) the Company, in its sole discretion, permits the exchange of any beneficial interest in such Global Certificate for Perpetual Stretch Preferred Stock represented by one or more Physical Certificates at the request of the owner of such beneficial interest.

(2) Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Stretch Preferred Stock represented by a Global Certificate:

(A) the Company will cause the Registrar to reflect any resulting decrease of the number of shares of Perpetual Stretch Preferred Stock represented by such Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if such notation results in such Global Certificate representing zero shares of Perpetual Stretch Preferred Stock, then the Company may (but is not required to) instruct the Transfer Agent to cancel such Global Certificate pursuant to Section 3(n));

(B) if required to effect such transfer or exchange, then the Company will cause the Registrar to reflect any resulting increase of the number of shares of Perpetual Stretch Preferred Stock represented by any other Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such other Global Certificate;

(C) if required to effect such transfer or exchange, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new Global Certificate bearing each legend, if any, required by Section 3(h); and

(D) if the Perpetual Stretch Preferred Stock represented by such Global Certificate, or any beneficial interest therein, is to be exchanged for Perpetual Stretch Preferred Stock represented by one or more Physical Certificates, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stretch Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stretch Preferred Stock equal to the number of shares of Perpetual Stretch Preferred Stock represented by such Global Certificate that are to be so exchanged; (y) are registered in such name(s) as the Depositary specifies (or as otherwise determined pursuant to customary procedures); and (z) bear each legend, if any, required by Section 3(h).

(3) Each transfer or exchange of a beneficial interest in any Global Certificate will be made in accordance with the Depositary Procedures.

(iii) Transfers and Exchanges of Perpetual Stretch Preferred Stock Represented by Physical Certificates.

(1) Subject to this Section 3(i), a Holder of any Perpetual Stretch Preferred Stock represented by a Physical Certificate may (x) transfer any whole number of shares of such Perpetual Stretch Preferred Stock to one or more other Person(s); (y) exchange any whole number of shares of such Perpetual Stretch Preferred Stock for an equal number of shares of Perpetual Stretch Preferred Stock represented by one or more other Physical Certificates; and (z) if then permitted by the Depositary Procedures, transfer any whole number of shares of such Perpetual Stretch Preferred Stock in exchange for a beneficial interest in the same number of shares of Perpetual Stretch Preferred Stock represented by one or more Global Certificates; provided, however, that, to effect any such transfer or exchange, such Holder must surrender such Physical Certificate representing the Perpetual Stretch Preferred Stock to be transferred or exchanged to the office of the Transfer Agent or the Registrar, together with any endorsements or transfer instruments reasonably required by the Company, the Transfer Agent or the Registrar.

(2) Upon the satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any whole number of shares of a Holder’s Perpetual Stretch Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(i)(iii)(2)):

(A) such old Physical Certificate will be promptly cancelled pursuant to Section 3(n);

(B) if only part of the Perpetual Stretch Preferred Stock represented by such old Physical Certificate is to be so transferred or exchanged, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stretch Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stretch Preferred Stock equal to the number of shares of Perpetual Stretch Preferred Stock represented by such old Physical Certificate not to be so transferred or exchanged; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h);

(C) in the case of a transfer:

(I) to the Depositary or a nominee thereof that will hold its interest in the shares of Perpetual Stretch Preferred Stock to be so transferred in the form of one or more Global Certificates, the Company will cause the Registrar to reflect an increase in the number of shares of Perpetual Stretch Preferred Stock represented by one or more existing Global Certificates by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate(s), which increase(s) are each in whole numbers of shares of Perpetual Stretch Preferred Stock and aggregate to the total number of shares of Perpetual Stretch Preferred Stock to be so transferred, and which Global Certificate(s) bear each legend, if any, required by Section 3(h); provided, however, that if such transfer cannot be so effected by notation on one or more existing Global Certificates (whether because no Global Certificates bearing each legend, if any, required by Section 3(h) then exist, because any such increase will result in any Global Certificate representing a number of shares of Perpetual Stretch Preferred Stock exceeding the maximum number permitted by the Depositary or otherwise), then the Company will issue, execute and deliver, and cause the

Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Global Certificates that (x) each represent a whole number of shares of Perpetual Stretch Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stretch Preferred Stock equal to the number of shares of Perpetual Stretch Preferred Stock that are to be so transferred but that are not effected by notation as provided above; and (y) bear each legend, if any, required by Section 3(h); and

(II) to a transferee whose shares of Perpetual Stretch Preferred Stock to be so transferred will be represented by one or more Physical Certificates, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stretch Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stretch Preferred Stock equal to the number of shares of Perpetual Stretch Preferred Stock to be so transferred; (y) are registered in the name of such transferee; and (z) bear each legend, if any, required by Section 3(h); and

(D) in the case of an exchange, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stretch Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stretch Preferred Stock equal to the number of shares of Perpetual Stretch Preferred Stock to be so exchanged; (y) are registered in the name of the Person to whom such old Physical Certificate was registered; and (z) bear each legend, if any, required by Section 3(h).

(iv) Transfers of Shares Subject to Redemption. Notwithstanding anything to the contrary in this Certificate of Designations, the Company, the Transfer Agent and the Registrar will not be required to register the transfer of or exchange any share of Perpetual Stretch Preferred Stock that has been called for Redemption pursuant to a Redemption Notice, except to the extent that the Company fails to pay the related Redemption Price when due.

(j) Exchange and Cancellation of Perpetual Stretch Preferred Stock to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(i) Cancellation of Perpetual Stretch Preferred Stock Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(1) Physical Certificates. If a Holder’s Perpetual Stretch Preferred Stock represented by a Physical Certificate (or any portion thereof that has not theretofore been exchanged pursuant to Section 3(j)(i)) (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(j)(i)(1)) is to be repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the later of the time such Perpetual Stretch Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p) and the time such old Physical Certificate is surrendered for such repurchase, (A) such old Physical Certificate will be cancelled pursuant to Section 3(n); and (B) in the case of a repurchase, the Company will issue, execute and deliver to such Holder, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stretch Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stretch Preferred Stock equal to the number of shares of Perpetual Stretch Preferred Stock represented by such old Physical Certificate that are not to be repurchased; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h).

(2) Global Certificates. If a Holder’s Perpetual Stretch Preferred Stock represented by a Global Certificate (or any portion thereof) is to be repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the time such Perpetual Stretch Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p), the Company will cause the Registrar to reflect a decrease of the number of shares of Perpetual Stretch Preferred Stock represented by such Global Certificate in an amount equal to the number of shares of Perpetual Stretch Preferred Stock represented by such Global Certificate that are to be so converted or repurchased, as applicable, by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if the number of shares represented by such Global Certificate is zero following such notation, cancel such Global Certificate pursuant to Section 3(n)).

(k) Status of Retired Shares. Upon any share of Perpetual Stretch Preferred Stock ceasing to be outstanding, such share will be deemed to be retired and to resume the status of an authorized and unissued share of preferred stock of the Company.

(l) Replacement Certificates. If a Holder of any Perpetual Stretch Preferred Stock claims that the certificate(s) representing such Perpetual Stretch Preferred Stock have been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a replacement certificate representing such Perpetual Stretch Preferred Stock upon surrender to the Company or the Transfer Agent of such mutilated certificate, or upon delivery to the Company or the Transfer Agent of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Transfer Agent and the Company. In the case of a lost, destroyed or wrongfully taken certificate representing any Perpetual Stretch Preferred Stock, the Company and the Transfer Agent may require the Holder thereof to provide such security or indemnity that is reasonably satisfactory to the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss that any of them may suffer if such certificate is replaced.

Every replacement Perpetual Stretch Preferred Stock issued pursuant to this Section 3(l) will, upon such replacement, be deemed to be outstanding Perpetual Stretch Preferred Stock, entitled to all of the benefits of this Certificate of Designations equally and ratably with all other Perpetual Stretch Preferred Stock then outstanding.

(m) Registered Holders; Certain Rights with Respect to Global Certificates. Only the Holder of any Perpetual Stretch Preferred Stock will have rights under this Certificate of Designations as the owner of such Perpetual Stretch Preferred Stock. Without limiting the generality of the foregoing, Depositary Participants, as such, will have no rights under this Certificate of Designations with respect to the Perpetual Stretch Preferred Stock represented by any Global Certificate held on their behalf by the Depositary or its nominee, or by the Transfer Agent as its custodian, and the Company and the Share Agents, and their respective agents, may treat the Depositary as the absolute owner of the Perpetual Stretch Preferred Stock represented by such Global Certificate for all purposes whatsoever; provided, however, that (i) the Holder of any Perpetual Stretch Preferred Stock represented by any Global Certificate may grant proxies and otherwise authorize any Person, including Depositary Participants and Persons that hold interests in Perpetual Stretch Preferred Stock through Depositary Participants, to take any action that such Holder is entitled to take with respect to the Perpetual Stretch Preferred Stock represented by such Global Certificate under this Certificate of Designations; and (ii) the Company and the Share Agents, and their respective agents, will use commercially reasonable efforts to give effect to any written certification, proxy or other authorization furnished by the Depositary.

(n) Cancellation. The Company may at any time deliver certificates representing Perpetual Stretch Preferred Stock to the Transfer Agent for cancellation. The Registrar and the Paying Agent will forward to the Transfer Agent any certificates representing each share of Perpetual Stretch Preferred Stock duly surrendered to them for cancellation. The Company will cause the Transfer Agent to promptly cancel all certificates representing shares of Perpetual Stretch Preferred Stock so surrendered to it in accordance with its customary procedures.

(o) Shares Held by the Company or its Affiliates. Without limiting the generality of Sections 3(p) and 3(q), in determining whether the Holders of the required number of outstanding shares of Perpetual Stretch Preferred Stock (and, if applicable, Voting Parity Stock) have concurred in any direction, waiver or consent, or in determining whether the Holders of the required number of votes have voted to approve a matter (including by written consent) shares of Perpetual Stretch Preferred Stock owned by the Company or any of its Affiliates will be deemed not to be outstanding and will be deemed not to have any voting power.

(p) Outstanding Shares.

(i) Generally. The shares of Perpetual Stretch Preferred Stock that are outstanding at any time will be deemed to be those shares of Perpetual Stretch Preferred Stock that, at such time, have been duly executed by the Company and countersigned by the Transfer Agent, excluding those shares of Perpetual Stretch Preferred Stock (1) for which the certificates representing such shares have theretofore been (A) cancelled by the Transfer Agent or delivered to the Transfer Agent for cancellation in accordance with Section 3(n); (B) assigned a number of outstanding shares of zero by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of the Global Certificate representing such Perpetual Stretch Preferred Stock; or (2) that have theretofore been (A) paid or settled in full upon their repurchase pursuant to a Repurchase Upon Fundamental Change or Redemption in accordance with this Certificate of Designations; or (B) deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii) or (iii) of this Section 3(p).

(ii) Replaced Certificates. If any certificate representing any share of Perpetual Stretch Preferred Stock is replaced pursuant to Section 3(l), then such certificate will cease to be outstanding at the time of such replacement.

(iii) Shares to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption. If, on a Fundamental Change Repurchase Date or Redemption Date, the Paying Agent holds consideration in kind and amount that is sufficient to pay the aggregate Fundamental Change Repurchase Price or Redemption Price, as applicable, due on such date, then (unless there occurs a default in the payment of the Fundamental Change Repurchase Price or Redemption Price, as applicable): (1) the Perpetual Stretch Preferred Stock to be repurchased pursuant to the related Repurchase Upon Fundamental Change or Redemption, as applicable, on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Company’s obligations pursuant to Section 5(c)); and (2) the rights of the Holders of such Perpetual Stretch Preferred Stock, as such, will terminate with respect to such Perpetual Stretch Preferred Stock, other than the right to receive the Fundamental Change Repurchase Price or Redemption Price, as applicable, as provided in Section 7 or Section 8 (and, if applicable, declared Regular Dividends as provided in Section 5(c)).

(q) Repurchases by the Company and its Subsidiaries. Without limiting the generality of Section 3(n), subject to applicable law, the Company or its Subsidiaries may directly or indirectly repurchase Perpetual Stretch Preferred Stock in the open market or otherwise, whether through private or public tender or exchange offers, cash-settled swaps or other cash-settled derivatives without delivering prior notice to Holders.

(r) Notations and Exchanges. Without limiting any rights of Holders pursuant to Section 9, if any amendment, supplement or waiver to the Certificate of Incorporation or this Certificate of Designations changes the terms of any Perpetual Stretch Preferred Stock, then the Company may, in its discretion, require the Holder of the certificate representing such Perpetual Stretch Preferred Stock to deliver such certificate to the Transfer Agent so that the Transfer Agent may place an appropriate notation prepared by the Company on such certificate and return such certificate to such Holder. Alternatively, at its discretion, the Company may, in exchange for such Perpetual Stretch Preferred Stock, issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new certificate representing such Perpetual Stretch Preferred Stock that reflects the changed terms. The failure to make any appropriate notation or issue a new certificate representing any Perpetual Stretch Preferred Stock pursuant to this Section 3(r) will not impair or affect the validity of such amendment, supplement or waiver.

(s) CUSIP and ISIN Numbers. The Company may use one or more CUSIP or ISIN numbers to identify any of the Perpetual Stretch Preferred Stock, and, if so, the Company will use such CUSIP or ISIN number(s) in notices to Holders; provided, however, that the effectiveness of any such notice will not be affected by any defect in, or omission of, any such CUSIP or ISIN number(s).

Section 4. RANKING. The Perpetual Stretch Preferred Stock will rank (a) senior to (i) Dividend Junior Stock with respect to the payment of dividends; and (ii) Liquidation Junior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; (b) equally with (i) Dividend Parity Stock with respect to the payment of dividends; and (ii) Liquidation Parity Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; and (c) junior to (i) Dividend Senior Stock with respect to the payment of dividends; and (ii) Liquidation Senior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

Section 5. REGULAR DIVIDENDS.

(a) Generally.

(i) Accumulation and Payment of Regular Dividends. The Perpetual Stretch Preferred Stock will accumulate cumulative dividends (“Regular Dividends”) at the rate per annum referred to below on the Stated Amount thereof (and, to the extent described in the ~~fifth sentence~~final paragraph of this Section 5(a)(i), on unpaid Regular Dividends thereon), regardless of whether or not declared or funds are legally available for their payment. Subject to the other provisions of this Section 5, such Regular Dividends will be payable when, as and if declared by the Board of Directors, out of funds legally available for their payment, ~~semi-monthly~~ in arrears on each Regular Dividend Payment Date (calculated in the manner set forth in Section 5(a)(iii)) to the Holders of record as of the Close of Business on the Regular Record Date ~~immediately preceding the applicable~~corresponding (as provided in Section 5(a)(ii)) to such Regular Dividend Payment Date~~. The rate per annum at which Regular Dividends accumulate on the Perpetual Stretch Preferred Stock for any Regular Dividend Period will be the Regular Dividend Rate Per Annum for such Regular Dividend Period~~. Subject to limited exceptions for the first Regular Dividend payment on any Perpetual Stretch Preferred Stock issued in an “at-the-market” or similar offering after the Initial Issue Date, and subject to Section 5(a)(iii), Regular Dividends on the Perpetual Stretch Preferred Stock will accumulate ~~from, and including, the calendar~~

~~day after~~on each Regular Record Date and will accumulate from, but excluding, the latest Regular Record Date corresponding to the last date to which Regular Dividends have been paid (or, ~~if no Regular Dividends have been paid, from, and including, the calendar day after the Initial Issue Date~~in the case of the Regular Dividend Payment Date occurring on November 3, 2026, from, but excluding, October 31, 2026, together, if the Final Pre-Amendment Dividend is not declared and paid in full on November 2, 2026 (or, if not a Business Day, the next Business Day) as contemplated by the final sentence of this paragraph, with accumulated Regular Dividends thereon calculated in accordance with the Original Amended and Restated Certificate of Designations as contemplated by such sentence and Section 15 (in the case of the Perpetual Stretch Preferred Stock ~~issued on the Initial Issue~~outstanding as of the corresponding Regular Record Date), or as otherwise provided pursuant to Section 3(c) or in the certificate(s) representing the applicable Perpetual Stretch Preferred Stock (in the case of any other Perpetual Stretch Preferred Stock)) to, and including, the latest Regular Record Date corresponding to the next Regular Dividend Payment Date. The rate per annum at which Regular Dividends accumulate on the Perpetual Stretch Preferred Stock in respect of any Regular Record Date will be the Monthly Regular Dividend Rate Per Annum that applies to the Monthly Regular Dividend Rate Period in which such any Regular Record Date occurs (even if the Regular Dividend Payment Date that corresponds to such Regular Record Date occurs in a different Monthly Regular Dividend Rate Period). Notwithstanding anything to the contrary herein, (x) the Regular Dividend payable in respect of the “Regular Dividend Payment Date” (as defined in the Original Amended and Restated Certificate of Designations) occurring on ~~June 30~~October 31, 2026 (the “~~June 2026~~Final Pre-Amendment Dividend”) will be calculated and paid and, to the extent applicable, accumulate, in the manner set forth in the Original Amended and Restated Certificate of Designations, the applicable terms of which are incorporated herein by reference solely for purposes of the ~~June 2026~~Final Pre-Amendment Dividend; and (y) October 31, 2026 will not be a Regular Record Date with respect to the Perpetual Stretch Preferred Stock.

If any accumulated Regular ~~Dividend~~Dividends (or any portion thereof) on the Perpetual Stretch Preferred Stock is not paid on the ~~applicable~~ Regular Dividend Payment Date occurring on any Compounding Date (or, if such Regular Dividend Payment Date is not a Business Day, the next Business Day), then additional Regular Dividends (“Compounded Dividends”) will accumulate on the amount of such unpaid Regular ~~Dividend~~Dividends, compounded semi-monthly on each subsequent ~~Regular Dividend Payment~~Compounding Date ~~at~~based on the Monthly Regular Dividend Rate Per Annum applicable to the relevant Monthly Regular Dividend Rate Period~~, from, and including, the calendar day after~~ (calculated in the manner set forth in Section 5(a)(iii)), from, but excluding, the latest Regular Record Date corresponding to such Regular Dividend Payment Date to, and including, the latest Regular Record Date corresponding to the date the same, including all Compounded Dividends thereon, is paid in full. Each reference in this Certificate of Designations to accumulated or unpaid Regular Dividends will include any Compounded Dividends that accumulate thereon pursuant to the previous sentence. For the avoidance of doubt, nothing in this Certificate of Designations will require the Company or the Board of Directors to declare and pay Regular Dividends, regardless of whether funds are legally available for their payment, and Regular Dividends, if any, will be paid when, as and if declared by the Board of Directors, in its sole and absolute discretion, out of funds legally available for their payment.

(ii) Determination of Regular Record Date(s) Corresponding to Each Regular Dividend Payment Date. The Regular Dividend Payment Date that corresponds to each Regular Record Date will be the first Regular Dividend Payment Date that occurs after such Regular Record Date. For the avoidance of doubt, two (2) or more Regular Record Dates may correspond to a single Regular Dividend Payment Date, in which case the Regular Dividends (if declared in full) due in respect of such single Regular Dividend Payment Date will be that amount of Regular Dividends that have accumulated in respect of all Regular Record Dates that correspond to such single Regular Dividend Payment Date (together, if applicable, with any Compounded Dividends).

(iii)  Computation of Accumulated Regular Dividends. Accumulated Regular Dividends will be computed as follows:

(1)  Generally. Subject to Section 11(b), the amount of Regular Dividends that accumulate on each outstanding share of Perpetual Stretch Preferred Stock in respect of each Regular Record Date (which, for purposes of this Section 5(a)(iii)(1), is referred to as the “reference Regular Record Date”) that occurs in a Monthly Regular Dividend Rate Period (excluding Compounded Dividends, if any) will be the following (it being understood, for the avoidance of doubt, that such amount, if declared in full, will be payable for the Regular Dividend Payment Date corresponding to such reference Regular Record Date, together, if applicable, with any other amounts due in respect of any other Regular Record Date(s) that correspond to the same Regular Dividend Payment Date (together, if applicable, with Compounded Dividends)):

~~(ii) Computation of Accumulated Regular Dividends. Accumulated Regular Dividends will be computed on the basis of a 360-day year comprised of twelve 30-day months; provided, however, that, for these purposes, the number of days in a Regular Dividend Period that consists of either the period from, and including, the calendar day after the last calendar day of a calendar month to, and including, the fifteenth (15th) calendar day of the next calendar month, or the period from, and including, the calendar day after the fifteenth (15th) calendar day of a calendar month to, and including, the last calendar day of such calendar month, will be deemed to be fifteen (15). For the avoidance of doubt, pursuant to the proviso of the preceding sentence, and without giving effect to rounding as provided in Section 11(b) or Compounded Dividends as provided in Section 5(a)(i), the dollar amount of Regular Dividends that accumulate on one (1) share of Perpetual Stretch Preferred Stock in respect of any full Regular Dividend Period referred to in such proviso will be equal to one-twenty-fourths (1/24th) of the product of (x) the Regular Dividend Rate Per Annum applicable to such Regular Dividend Period; and (y) the Stated Amount per share of Perpetual Stretch Preferred Stock.~~

where:

S	=	the Stated Amount per share of Perpetual Stretch Preferred Stock;

DR	=	the Monthly Regular Dividend Rate Per Annum applicable to such Monthly Regular Dividend Rate Period;

N	=	the total number of calendar days in the Semi-Monthly Dividend Period in which such reference Regular Record Date occurs;

n	=	the total number of calendar days in the period from, and including, the first calendar day of such Semi-Monthly Dividend Period to, and including, such reference Regular Record Date; and

Dx	=

the amount of Regular Dividends that accumulate on each outstanding share of Perpetual Stretch Preferred Stock in respect of the Regular Record Date occurring on the xth calendar day of such Semi-Monthly Dividend Period (determined in accordance with this sentence, and rounded in accordance with the proviso to this sentence), except that D0 will be deemed to be equal to zero;

provided, however, that the amount, Dn, determined as aforesaid will be expressed as a dollar amount rounded as follows (before application of Section 11(b)): (A) if such reference Regular Record Date is the last Regular Record Date occurring in such Semi-Monthly Dividend Period, then such amount will not be rounded; and (B) in all other cases, if such dollar amount includes any fractional cent, then such dollar amount will be rounded down to the nearest cent.

(2) Compounded Dividends. For purposes of calculating the amount, if any, of Compounded Dividends that accumulate on any unpaid Regular Dividend, such amount will be calculated as set forth in Section 5(a)(iii)(1) in the same manner as if the amount of such unpaid Regular Dividend were treated as a portion of the Stated Amount per share of the Perpetual Stretch Preferred Stock.

(3)  Redemption Price, Fundamental Change Repurchase Price and Liquidation Payments. For purposes of calculating the amount of accumulated and unpaid Regular Dividends to be included in the Redemption Price, the Fundamental Change Repurchase Price or a payment referred to in Section 6(a) to, and including, the Regular Record Date occurring on the applicable Redemption Date, Fundamental Change Repurchase Date or payment date referred to in Section 6(a), such amount will be calculated as set forth in Section 5(a)(iii)(1) (and, if applicable, Section 5(a)(iii)(2)) in the same manner as if such Regular Record Date corresponded to a Regular Dividend Payment Date for which a payment is being calculated, provided that the proviso to Section 5(a)(iii)(1) will not apply and the amount so calculated will be subject to rounding only pursuant to Section 11(b).

(iv)  ~~(iii)~~ Priority of the Application of Regular Dividend Payments to Arrearages. Each payment of declared Regular Dividends on the Perpetual Stretch Preferred Stock will be applied to the earliest Regular Dividend ~~Period for~~Payment Date with respect to which Regular Dividends have not yet been paid.

(v)  Company Right to Specify Additional Regular Dividend Payment Dates. Notwithstanding anything to the contrary in this Certificate of Designations, solely for purposes of determining whether a day is a Regular Dividend Payment Date (or any other day that is defined or otherwise determined by reference to any Regular Dividend Payment Date), the Company will have the right to elect to designate as a Business Day any day that would otherwise not be a Business Day. To exercise such right, the Company must provide notice (which may be included in the notice referred to in the definition of “Monthly Regular Dividend Rate Per Annum”) of the same to Holders, provided, that the election set forth in such notice will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such election is provided, the Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date.” Once such notice of such election is provided, the Company will have the right to rescind, in whole or in part, such election by providing notice (which may be included in the notice referred to in the definition of “Monthly Regular Dividend Rate Per Annum”) of the same to Holders, provided, that such rescission (1) will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such rescission is provided, the Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date”; and (2) will not be effective to cause the definition of Business Day to exclude any day that would be a Business Day as that term is defined in this Certificate of Designations without regard to this Section 5(a)(v) or to the proviso in the definition of “Business Day.” For the avoidance of doubt, an election referred to in the first sentence of this Section 5(a)(v) may (w) be with respect to a specific day; (x) be by reference to any category of days (such as “each Saturday”); (y) include any conditions (such as “each Saturday on which the Depositary accepts dividend payments on behalf of Depositary Participants”); and (z) provide for one or more future dates as of which the election will take effect (provided such future date(s) comply with the proviso in the second sentence of this Section 5(a)(v)). Notwithstanding anything to the contrary, the notice referred to in the second or third sentence of this Section 5(a)(v) will be deemed to have been duly sent if either (a) it is sent in compliance with Section 13; or (b) the information required to be included in such notice is (i) set forth in a press release issued through such national newswire service as the Company then uses or (ii) published through such other widely disseminated public medium as the Company then uses, including its website.

(b) Method of Payment. Each declared Regular Dividend on the Perpetual Stretch Preferred Stock will be paid in cash.

(c) Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change or Redemption. If the Fundamental Change Repurchase Date or Redemption Date of any share of Perpetual Stretch Preferred Stock to be converted or repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stretch Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such repurchase, as applicable, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share.

Except as provided in the preceding paragraph, Regular Dividends on any share of Perpetual Stretch Preferred Stock will cease to accumulate after the Fundamental Change Repurchase Date or Redemption Date, as applicable, for such share.

(d) Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights.

(i) Generally. Except as provided in Sections 5(d)(iii) and 5(d)(iv), this Certificate of Designations will not prohibit or restrict the Company or the Board of Directors from declaring or paying any dividend or distribution (whether in cash, securities or other property, or any combination of the foregoing) on any class or series of the Company’s stock, and, unless such dividend or distribution is also declared on the Perpetual Stretch Preferred Stock, the Perpetual Stretch Preferred Stock will not be entitled to participate in such dividend or distribution.

(ii) Construction. For purposes of Sections 5(d)(iii) and 5(d)(iv), a Regular Dividend on the Perpetual Stretch Preferred Stock will be deemed to have been paid if such Regular Dividend is declared and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such Regular Dividend is set aside for the benefit of the Holders entitled thereto.

(iii) Limitation on Dividends on Parity Stock. If less than all accumulated and unpaid Regular Dividends on the outstanding Perpetual Stretch Preferred Stock have been declared and paid as of ~~any Regular Dividend Payment Date~~the Close of Business on the fifteenth (15th) calendar day, or the last calendar day, of any calendar month (or, if such day is not a Business Day, the next Business Day), then, until and unless all accumulated and unpaid Regular

Dividends on the outstanding Perpetual Stretch Preferred Stock have been paid, no dividends may be declared or paid on any class or series of Dividend Parity Stock unless Regular Dividends are simultaneously declared on the Perpetual Stretch Preferred Stock on a pro rata basis, such that (A) the ratio of (x) the dollar amount of Regular Dividends so declared per share of Perpetual Stretch Preferred Stock to (y) the dollar amount of the total accumulated and unpaid Regular Dividends per share of Perpetual Stretch Preferred Stock immediately before the payment of such Regular Dividend is no less than (B) the ratio of (x) the dollar amount of dividends so declared or paid per share of such class or series of Dividend Parity Stock to (y) the dollar amount of the total accumulated and unpaid dividends per share of such class or series of Dividend Parity Stock immediately before the payment of such dividend (which dollar amount in this clause (y) will, if dividends on such class or series of Dividend Parity Stock are not cumulative, be the full amount of dividends per share thereof in respect of the most recent dividend period thereof).

(iv) Limitation on Certain Payments. Subject to the next sentence, if any Perpetual Stretch Preferred Stock is outstanding, then no dividends or distributions (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on any Junior Stock, and neither the Company nor any of its Subsidiaries will purchase, redeem or otherwise acquire for value (whether in cash, securities or other property, or any combination of the foregoing) any Junior Stock or Dividend Parity Stock, in each case unless all ~~accumulated~~ Regular Dividends, if any, on the Perpetual Stretch Preferred Stock then outstanding ~~for all prior completed~~that have accumulated to, and including, the Regular ~~Dividend Periods, if any,~~Record Date immediately before the most recent Compounding Date have been paid in full. Notwithstanding anything to the contrary in the preceding sentence, the restrictions set forth in the preceding sentence will not apply to the following:

(1) dividends and distributions on Junior Stock that are payable solely in shares of Junior Stock, together with cash in lieu of any fractional share;

(2) the purchase of any Junior Stock or Dividend Parity Stock solely with the proceeds of a substantially simultaneous sale of other Junior Stock;

(3) purchases, redemptions or other acquisitions of Junior Stock in connection with the administration of any benefit or other incentive plan of the Company (including any employment contract) in the ordinary course of business, including (x) the forfeiture of unvested shares of restricted stock, or any withholdings (including withholdings effected by a repurchase or similar transaction), or other surrender, of shares that would otherwise be deliverable upon exercise, delivery or vesting of equity awards under any such plan or contract, in each case whether for payment of applicable taxes or the exercise price, or otherwise; (y) cash paid in connection therewith in lieu of issuing any fractional share; and (z) purchases of Junior Stock pursuant to a publicly announced repurchase plan to offset the dilution resulting from issuances pursuant to any such plan or contract; provided, however, that repurchases pursuant to this clause (z) will be permitted pursuant to this Section 5(d)(iv)(3) only to the extent the number of shares of Junior Stock so repurchased does not exceed the related Number of Incremental Diluted Shares;

(4) purchases, or other payments in lieu of the issuance, of any fractional share of Junior Stock in connection with the conversion, exercise or exchange of such Junior Stock or of any securities convertible into, or exercisable or exchangeable for, Junior Stock;

(5) purchases, or other payments in lieu of the issuance, of any fractional share of Dividend Parity Stock in connection with the conversion, exercise or exchange of such Dividend Parity Stock or of any securities convertible into, or exercisable or exchangeable for, Dividend Parity Stock;

(6) (x) dividends and distributions of Junior Stock, or rights to acquire Junior Stock, pursuant to a stockholder rights plan; and (y) the redemption or repurchase of such rights pursuant to such stockholder rights plan;

(7) purchases of Junior Stock or Dividend Parity Stock pursuant to a binding contract (including a stock repurchase plan) to make such purchases, if such contract was in effect on the immediately preceding Regular Dividend Payment Date and such purchases, if effected immediately before such Regular Dividend Payment Date, would not have been prohibited by the first sentence of this Section 5(d)(iv);

(8) the settlement of any convertible note hedge transactions, capped call transactions or similar transactions entered into in connection with the issuance, by the Company or any of its Subsidiaries, of any debt securities that are convertible into, or exchangeable for, Class A Common Stock (or into or for any combination of cash and Class A Common Stock based on the value of the Class A Common Stock) or Class B Common Stock (or into or for any combination of cash and Class B Common Stock based on the value of the Class B Common Stock), provided such transactions are on customary terms and were entered into either (x) before the Initial Issue Date or (y) in compliance with the first sentence of this Section 5(d)(iv);

(9) the acquisition, by the Company or any of its Subsidiaries, of record ownership of any Junior Stock or Dividend Parity Stock solely on behalf of Persons (other than the Company or any of its Subsidiaries) that are the beneficial owners thereof, including as trustee or custodian (or as a result of the Company’s acquisition of another Person that was, immediately before such acquisition, the record or beneficial owner of such Junior Stock or Dividend Parity Stock as applicable, provided such record or beneficial ownership was not obtained in anticipation of such acquisition);

(10) the exchange, conversion or reclassification of Dividend Parity Stock solely for or into Junior Stock or other Dividend Parity Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share; and

(11) the exchange, conversion or reclassification of Junior Stock solely for or into other Junior Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share.

For the avoidance of doubt, this Section 5(d)(iv) will not prohibit or restrict the payment or other acquisition for value of any debt securities that are convertible into, or exchangeable for, any Capital Stock.

Section 6. RIGHTS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

(a) Generally. If the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Company’s creditors, each share of Perpetual Stretch Preferred Stock will entitle the Holder thereof to receive payment for the following amount out of the Company’s assets or funds legally available for distribution to the Company’s stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Stock:

(i) the Liquidation Preference per share of Perpetual Stretch Preferred Stock as of the Business Day immediately before the date of such payment; and

(ii) all accumulated and unpaid Regular Dividends (plus Compounded Dividends thereon), if any, that will have accumulated on such share to, and including, the Regular Record Date occurring on the date of such payment.

Upon payment of such amount in full on the outstanding Perpetual Stretch Preferred Stock, Holders of the Perpetual Stretch Preferred Stock will have no rights to the Company’s remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding shares of Perpetual Stretch Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Liquidation Parity Stock, if any, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Stock, such assets or funds will be distributed ratably on the outstanding shares of Perpetual Stretch Preferred Stock and Liquidation Parity Stock in proportion to the full respective distributions to which such shares would otherwise be entitled.

(b) Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company’s consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company’s assets (other than a sale, lease or other transfer in connection with the Company’s liquidation, dissolution or winding up) to, another Person will not, in itself, constitute the Company’s liquidation, dissolution or winding up, even if, in connection therewith, the Perpetual Stretch Preferred Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

Section 7.  RIGHT OF THE COMPANY TO REDEEM THE PERPETUAL STRETCH PREFERRED STOCK.

(a) Optional Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (an “Optional Redemption”) all, or any whole number of shares, of the outstanding Perpetual Stretch Preferred Stock, at any time, and from time to time, on a Redemption Date on or after the first date on which the Perpetual Stretch Preferred Stock is listed on any of The Nasdaq Global Market, The Nasdaq Global Select Market or The New York Stock Exchange (or any of their respective successors) for a cash purchase price equal to the Redemption Price; provided, however, that the Company will not redeem less than all of the outstanding shares of the Perpetual Stretch Preferred Stock for Redemption unless at least two hundred fifty million dollars ($250,000,000) aggregate Stated Amount of Perpetual Stretch Preferred Stock is outstanding and not called for Redemption as of the time the Company provides the related Redemption Notice.

If less than all Perpetual Stretch Preferred Stock then outstanding are called for Optional Redemption, then the Perpetual Stretch Preferred Stock to be redeemed will be selected by the Company as follows: (i) in the case of Perpetual Stretch Preferred Stock represented by Global Certificate(s), in accordance with the Depositary Procedures; and (ii) in the case of Perpetual Stretch Preferred Stock represented by Physical Certificates, pro rata, by lot or by such other method the Company considers fair and appropriate.

(b) Clean-Up Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (an “Clean-Up Redemption”) all, but not less than all, of the outstanding Perpetual Stretch Preferred Stock, for a cash purchase price equal to the Redemption Price, at any time if the total number of shares of Perpetual Stretch Preferred Stock then outstanding is less than twenty-five percent (25%) of the total number of shares of the Perpetual Stretch Preferred Stock originally issued on the Initial Issue Date and in any future offering of the Perpetual Stretch Preferred Stock, taken together.

(c) Tax Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (a “Tax Redemption”) all, and not less than all, of the Perpetual Stretch Preferred Stock, at any time, for a cash purchase price equal to the Redemption Price, if a Tax Event occurs.

(d) Redemption Price. The Redemption Price per share of Perpetual Preferred Stretch Stock called for either Optional Redemption, Clean-Up Redemption or Tax Redemption will be an amount equal to (1) either (A) in the case of an Optional Redemption, one hundred one dollars ($101.00) (or such higher amount as may be chosen in the Company’s sole discretion, it being understood that such higher amount (or the formula to determine such higher amount) will be announced by prior public notice and/or set forth in the applicable relevant Redemption Notice); or (B) in the case of a Clean-Up Redemption or Tax Redemption, the Liquidation Preference of such share as of the Business Day before the date the Company provides the related Redemption Notice, plus, in each case, (2) accumulated and unpaid Regular Dividends (plus, if applicable, Compounded Dividends thereon) on such share to, and including, the Regular Record Date occurring on the Redemption Date; provided, however, if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stretch Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then (x) the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Redemption, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share; and (y) the amount referred to in clause (2) hereof will instead be the excess, if any, of (I) the accumulated and unpaid Regular Dividends on such share to, and including, ~~such~~the Regular Record Date occurring on such Redemption Date over (II) the amount of such declared Regular Dividend on such share.

(e) Redemption Date. The Redemption Date will be a Business Day of the Company’s choosing that is no more than sixty (60) calendar days, nor less than three (3) Business Days, after the Redemption Notice Date. In the case of an Optional Redemption, the Redemption Date must be on or after the first date on which the Perpetual Stretch Preferred Stock is listed on any of The Nasdaq Global Market, The Nasdaq Global Select Market or The New York Stock Exchange (or any of their respective successors).

(f) Redemption Notice. To exercise the Company’s right to redeem the Perpetual Stretch Preferred Stock pursuant to a Redemption, the Company must provide notice of such Redemption to each Holder (the “Redemption Notice”).

Such Redemption Notice must state:

(i) that the Company has exercised its right to call all, or any whole number of shares, as applicable, of the outstanding Perpetual Stretch Preferred Stock for Redemption, briefly describing the Company’s Redemption right under this Certificate of Designations;

(ii) the Redemption Date;

(iii) a brief description of the manner in which the Redemption Price will be calculated;

(iv) if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stretch Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with Section 5(c);

(v) the name and address of the Paying Agent and the Transfer Agent; and

(vi) the CUSIP and ISIN numbers, if any, of the Perpetual Stretch Preferred Stock.

(g) Repurchases or Other Acquisitions Other Than by Redemption Not Affected. For the avoidance of doubt, nothing in this Section 7 will limit or otherwise apply to any repurchase or other acquisition, by the Company or its Affiliates, or any other Person, of any Perpetual Stretch Preferred Stock not by Redemption (including in open market transactions, private or public tender or exchange offers or otherwise).

Section 8. RIGHT OF HOLDERS TO REQUIRE THE COMPANY TO REPURCHASE PERPETUAL STRETCH PREFERRED STOCK UPON A FUNDAMENTAL CHANGE.

(a) Fundamental Change Repurchase Right. Subject to the other terms of this Section 8, if a Fundamental Change occurs, then each Holder will have the right (the “Fundamental Change Repurchase Right”) to require the Company to repurchase some or all of such Holder’s Perpetual Stretch Preferred Stock on the Fundamental Change Repurchase Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Repurchase Price. Notwithstanding anything to the contrary in this Certificate of Designations, in no event will any Holder be entitled to exercise its Fundamental Change Repurchase Right in respect of a number of shares of Perpetual Stretch Preferred Stock that is not a whole number.

(b) Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions. Notwithstanding anything to the contrary in this Section 8, (i) the Company will not be obligated to pay the Fundamental Change Repurchase Price of any shares of Perpetual Stretch Preferred Stock to the extent, and only to the extent, the Company does not have sufficient funds legally available to pay the same; and (ii) if the Company does not have sufficient funds legally available to pay the Fundamental Change Repurchase Price of all shares of Perpetual Stretch Preferred Stock that are otherwise to be repurchased pursuant to a Repurchase Upon Fundamental Change, then (1) the Company will pay the maximum amount of such Fundamental Change Repurchase Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of whole shares of Perpetual Stretch Preferred Stock of such Holder that were otherwise to be repurchased pursuant to such Repurchase Upon Fundamental Change; and (2) the Company will cause all such shares as to which the Fundamental Change Repurchase Price was not paid to be returned to the Holder(s) thereof, and such shares will be deemed to remain outstanding. The Company will not voluntarily take any action, or voluntarily engage in any transaction, that would result in a Fundamental Change unless the Company has sufficient funds legally available to fully pay the maximum aggregate Fundamental Change Repurchase Price that would be payable in respect of such Fundamental Change on all shares of Perpetual Stretch Preferred Stock then outstanding.

(c) Fundamental Change Repurchase Date. The Fundamental Change Repurchase Date for any Fundamental Change will be a Business Day of the Company’s choosing that is no more than thirty five (35), nor less than twenty (20), Business Days after the date the Company provides the related Fundamental Change Notice pursuant to Section 8(e).

(d) Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price for a share of Perpetual Stretch Preferred Stock to be repurchased upon a Repurchase Upon Fundamental Change following a Fundamental Change will be an amount in cash equal to (i) the Stated Amount of such share plus (ii) accumulated and unpaid Regular Dividends on such share to, and including, the Regular Record Date occurring on the Fundamental Change Repurchase Date for such Fundamental Change; provided, however, that if such Fundamental Change Repurchase Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stretch Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then (x) pursuant to Section 5(c), the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Repurchase Upon Fundamental Change, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share; and (y) the amount referred to in clause (ii) above will instead be the excess, if any, of (1) the accumulated and unpaid Regular Dividends on such share to, and including, ~~such~~the Regular Record Date occurring on such Fundamental Change Repurchase Date over (2) the amount of such declared Regular Dividend on such share.

(e) Fundamental Change Notice. On or before the twentieth (20th) calendar day after the effective date of a Fundamental Change, the Company will provide to each Holder a notice of such Fundamental Change (a “Fundamental Change Notice”). Such Fundamental Change Notice must state:

(i) briefly, the events causing such Fundamental Change;

(ii) the effective date of such Fundamental Change;

(iii) the procedures that a Holder must follow to require the Company to repurchase its Perpetual Stretch Preferred Stock pursuant to this Section 8, including the deadline for exercising the Fundamental Change Repurchase Right and the procedures for submitting and withdrawing a Fundamental Change Repurchase Notice;

(iv) the Fundamental Change Repurchase Date for such Fundamental Change;

(v) a brief description of the manner in which the Fundamental Change Repurchase Price will be calculated;

(vi) if the Fundamental Change Repurchase Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stretch Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with Section 5(c);

(vii) the name and address of the Paying Agent and the Transfer Agent;

(viii) that shares of Perpetual Stretch Preferred Stock for which a Fundamental Change Repurchase Notice has been duly tendered and not duly withdrawn must be delivered to the Paying Agent for the Holder thereof to be entitled to receive the Fundamental Change Repurchase Price;

(ix) that shares of Perpetual Stretch Preferred Stock that are subject to a Fundamental Change Repurchase Notice that has been duly tendered may be converted only if such Fundamental Change Repurchase Notice is withdrawn in accordance with this Certificate of Designations; and

(x) the CUSIP and ISIN numbers, if any, of the Perpetual Stretch Preferred Stock.

(f) Procedures to Exercise the Fundamental Change Repurchase Right.

(i) Delivery of Fundamental Change Repurchase Notice and Shares of Perpetual Stretch Preferred Stock to Be Repurchased. To exercise its Fundamental Change Repurchase Right for any share(s) of Perpetual Stretch Preferred Stock following a Fundamental Change, the Holder thereof must deliver to the Paying Agent:

(1) before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date (or such later time as may be required by law), a duly completed, written Fundamental Change Repurchase Notice with respect to such share(s); and

(2) certificates, if any, representing such share(s), duly endorsed for transfer (to the extent such share(s) are represented by one or more Physical Certificates) or a stock power for book-entry transfer (to the extent such share(s) are represented by one or more Global Certificates).

(ii) Contents of Fundamental Change Repurchase Notices. Each Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Stretch Preferred Stock must state:

(1) if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2) the number of shares of Perpetual Stretch Preferred Stock to be repurchased, which must be a whole number; and

(3) that such Holder is exercising its Fundamental Change Repurchase Right with respect to such share(s);

provided, however, that if such share(s) are represented by one or more Global Certificates, then such Fundamental Change Repurchase Notice must comply with the Depositary Procedures (and any such Fundamental Change Repurchase Notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

(iii) Withdrawal of Fundamental Change Repurchase Notice. A Holder that has delivered a Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Stretch Preferred Stock may withdraw such Fundamental Change Repurchase Notice by delivering a written notice of withdrawal to the Paying Agent at any time before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date. Such withdrawal notice must state:

(1) if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2) the number of shares of Perpetual Stretch Preferred Stock to be withdrawn, which must be a whole number; and

(3) the number of shares of Perpetual Stretch Preferred Stock, if any, that remain subject to such Fundamental Change Repurchase Notice, which must be a whole number;

provided, however, that if such share(s) are represented by one or more Global Certificates, then such withdrawal notice must comply with the Depositary Procedures (and any such withdrawal notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

If any Holder delivers to the Paying Agent any such withdrawal notice withdrawing any share(s) of Perpetual Stretch Preferred Stock from any Fundamental Change Repurchase Notice previously delivered to the Paying Agent, and such share(s) have been surrendered to the Paying Agent, then such share(s) will be returned to the Holder thereof (or, if applicable with respect to any Global Certificate, any instructions for book-entry transfer to the Company or the Paying Agent of the applicable beneficial interest in such Global Certificate will be cancelled in accordance with the Depositary Procedures).

(g) Payment of the Fundamental Change Repurchase Price. Subject to Section 8(b), the Company will cause the Fundamental Change Repurchase Price for each share of Perpetual Stretch Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change to be paid to the Holder thereof on or before the later of (i) the applicable Fundamental Change Repurchase Date; and (ii) the date (x) the Physical Certificate representing such share is delivered to the Paying Agent (in the case such share is represented by a Physical Certificate) or (y) the Depositary Procedures relating to the repurchase, and the delivery to the Paying Agent, of such Holder’s beneficial interest in the Global Certificate representing such share to be repurchased are complied with (in the case such share is represented by a Global Certificate). For the avoidance of doubt, Regular Dividends payable pursuant to the proviso to Section 8(d) on any share of Perpetual Stretch Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change will be paid pursuant to such proviso and Section 5(c).

(h) Compliance with Applicable Securities Laws. To the extent applicable, the Company will comply, in all material respects, with all federal and state securities laws in connection with a Repurchase Upon Fundamental Change (including complying with Rules 13e-4 and 14e-1 under the Exchange Act and filing any required Schedule TO, to the extent applicable) so as to permit effecting such Repurchase Upon Fundamental Change in the manner set forth in this Certificate of Designations; provided, however, that, to the extent that the Company’s obligations pursuant to this Section 8 conflict with any law or regulation that is applicable to the Company, the Company’s compliance with such law or regulation will not be considered to be a breach of such obligations.

(i) Third Party May Conduct Repurchase Offer In Lieu of the Company. Notwithstanding anything to the contrary in this Section 8, the Company will be deemed to satisfy its obligations under this Section 8 if (i) one or more third parties conduct any Repurchase Upon Fundamental Change and related offer to repurchase Perpetual Stretch Preferred Stock otherwise required by this Section 8 in a manner that would have satisfied the requirements of this Section 8 if conducted directly by the Company; and (ii) an owner of a beneficial interest in any Global Certificate representing any Perpetual Stretch Preferred Stock repurchased by such third party or parties will not receive a lesser amount (as a result of withholding or other similar taxes) than such owner would have received had the Company repurchased such Perpetual Stretch Preferred Stock.

Section 9. VOTING RIGHTS. The Perpetual Stretch Preferred Stock will have no voting rights except as set forth in this Section 9 or as provided in the Certificate of Incorporation or required by the Delaware General Corporation Law.

(a) Voting and Consent Rights with Respect to Specified Matters.

(i) Generally. Subject to the other provisions of this Section 9(a), while any Perpetual Stretch Preferred Stock is outstanding, each of the following events will require, and cannot be effected without, the affirmative vote or consent of Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting or consent rights with respect to such event, representing at least a majority of the combined outstanding voting power of the Perpetual Stretch Preferred Stock and such Voting Parity Stock, if any:

(1) any amendment, modification or repeal of any provision of the Certificate of Incorporation or this Certificate of Designations that materially adversely affects the special rights, preferences or voting powers of the Perpetual Stretch Preferred Stock (other than an amendment, modification or repeal permitted by Section 9(a)(iii)); and

(2) the Company’s consolidation or combination with, or merger with or into, another Person, or any binding or statutory share exchange or reclassification involving the Perpetual Stretch Preferred Stock, in each case unless:

(A) the Perpetual Stretch Preferred Stock either (x) remains outstanding after such consolidation, combination, merger, share exchange or reclassification; or (y) is converted or reclassified into, or is exchanged for, or represents solely the right to receive, preference securities of the continuing, resulting or surviving Person of such consolidation, combination, merger, share exchange or reclassification, or the parent thereof;

(B) the Perpetual Stretch Preferred Stock that remains outstanding or such preference securities, as applicable, have rights, preferences and voting powers that, taken as a whole, are not materially less favorable (as determined by the Board of Directors in good faith) to the Holders or the holders thereof, as applicable, than the rights, preferences and voting powers, taken as a whole, of the Perpetual Stretch Preferred Stock immediately before the consummation of such consolidation, combination, merger, share exchange or reclassification; and

(C) the issuer of the Perpetual Stretch Preferred Stock that remains outstanding or such preference securities, as applicable, is a corporation duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that, if not the Company, will succeed to the Company under this Certificate of Designations and the Perpetual Stretch Preferred Stock;

provided, however, that (x) a consolidation, combination, merger, share exchange or reclassification that satisfies the requirements of clauses (A), (B) and (C) of Section 9(a)(i)(2) will not require any vote or consent pursuant to Section 9(a)(i)(1); and (y) each of the following will be deemed not to materially adversely affect the rights, preferences or voting powers of the Perpetual Stretch Preferred Stock (or cause any of the rights, preferences or voting powers of any such preference securities to be “materially less favorable” for purposes of Section 9(a)(i)(2)(B)) and will not require any vote or consent pursuant to either Section 9(a)(i)(1) or 9(a)(i)(2):

(I) any increase in the number of the authorized but unissued shares of the Company’s undesignated preferred stock;

(II) any increase in the number of authorized or issued shares of Perpetual Stretch Preferred Stock; and

(III) the creation and issuance, or increase in the authorized or issued number, of any class or series of stock (including, for the avoidance of doubt, Dividend Junior Stock, Liquidation Junior Stock, Dividend Parity Stock, Liquidation Parity Stock, Dividend Senior Stock or Liquidation Senior Stock).

(ii) Where Some But Not All Classes or Series of Stock Are Adversely Affected. If any event set forth in Section 9(a)(i)(1) or 9(a)(i)(2) would materially adversely affect the rights, preferences or voting powers of one or more, but not all, classes or series of Voting Parity Stock (which term, solely for purposes of this sentence, includes the Perpetual Stretch Preferred Stock), then those classes or series whose rights, preferences or voting powers would not be materially adversely affected will be deemed not to have voting or consent rights with respect to such event. Furthermore, an amendment, modification or repeal described in Section 9(a)(i)(1) above that materially adversely affects the special rights, preferences or voting powers of the Perpetual Stretch Preferred Stock cannot be effected without the affirmative vote or consent of Holders, voting separately as a class, of at least a majority of the Perpetual Stretch Preferred Stock then outstanding.

(iii) Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 9(a)(i)(1), the Company may amend, modify or repeal any of the terms of the Perpetual Stretch Preferred Stock without the vote or consent of any Holder to:

(1) cure any ambiguity or correct any omission, defect or inconsistency in this Certificate of Designations or the certificates representing the Perpetual Stretch Preferred Stock, including the filing of a certificate of correction, or a corrected instrument, pursuant to Section 103(f) of the Delaware General Corporation Law in connection therewith;

(2) conform the provisions of this Certificate of Designations or the certificates representing the Perpetual Stretch Preferred Stock to the “Description of STRC Stock” section of the Company’s preliminary prospectus supplement, dated July 21, 2025, relating to the initial offering and sale of the Perpetual Stretch Preferred Stock, as supplemented by the related pricing term sheet dated July 24, 2025~~,~~ and the Company’s proxy statement filed with the SEC on or around April 28, 2026;

(3) provide for or confirm the issuance of additional Perpetual Stretch Preferred Stock pursuant to this Certificate of Designations;

(4) provide for any transfer restrictions that apply to any shares of Perpetual Stretch Preferred Stock (other than the shares of Perpetual Stretch Preferred Stock issued on the Initial Issue Date and any shares of Perpetual Stretch Preferred Stock issued in exchange therefor or in substitution thereof) that, at the time of their original issuance, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act or that are originally issued in reliance upon Regulation S under the Securities Act; or

(5) make any other change to the Certificate of Incorporation, this Certificate of Designations or the certificates representing the Perpetual Stretch Preferred Stock that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holders that have consented to such change), as such, in any material respect (as determined by the Board of Directors in good faith).

For the avoidance of doubt, a temporary or permanent increase in the Redemption Price per share of Perpetual Stretch Preferred Stock to be redeemed, or a temporary or permanent elimination of the Company’s right to redeem any Perpetual Stretch Preferred Stock, pursuant to an Optional Redemption, a Clean-Up Redemption or a Tax Redemption will be deemed not to adversely affect the rights of any Holder as such.

(b) Procedures for Voting and Consents.

(i) Rules and Procedures Governing Votes and Consents. If any vote or consent of the Holders will be held or solicited, including at a regular annual meeting or a special meeting of stockholders, then the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 9. Such rules and procedures may include fixing a record date to determine the Holders (and, if applicable, holders of Voting Parity Stock) that are entitled to vote or provide consent, as applicable, and rules governing the solicitation and use of proxies or written consents.

(ii) Voting Power of the Perpetual Stretch Preferred Stock and Voting Parity Stock. Each share of Perpetual Stretch Preferred Stock will be entitled to one vote on each matter on which the Holders of the Perpetual Stretch Preferred Stock are entitled to vote separately as a class and not together with the holders of any other class or series of stock. The respective voting powers of the Perpetual Stretch Preferred Stock and all classes or series of Voting Parity Stock entitled to vote on any matter together as a single class will be determined (including for purposes of determining whether a plurality, majority or other applicable portion of votes has been obtained) in proportion to their respective liquidation amounts. Solely for purposes of the preceding sentence, the liquidation amount of the Perpetual Stretch Preferred Stock or any such class or series of Voting Parity Stock will be the maximum amount payable in respect of the Perpetual Stretch Preferred Stock or such class or series, as applicable, assuming the Company is liquidated on the record date for the applicable vote or consent (or, if there is no record date, on the date of such vote or consent).

(iii) Written Consent in Lieu of Stockholder Meeting. A consent or affirmative vote of the Holders pursuant to Section 9(a) may be given or obtained either in writing without a meeting or in person or by proxy at a regular annual meeting or a special meeting of stockholders.

Section 10 NO PREEMPTIVE RIGHTS. Without limiting the rights of Holders set forth in this Certificate of Designations, the Perpetual Stretch Preferred Stock will not have any preemptive rights to subscribe for or purchase any of the Company’s securities.

Section 11. CALCULATIONS.

(a) Responsibility; Schedule of Calculations. Except as otherwise provided in this Certificate of Designations, the Company will be responsible for making all calculations called for under this Certificate of Designations or the Perpetual Stretch Preferred Stock, including determinations of the Monthly Regular Dividend Rate Per Annum, Monthly SOFR Per Annum, Last Reported Sale Prices, Liquidation Preference, Fundamental Change Repurchase Price, Redemption Price and accumulated Regular Dividends and Compounded Dividends on the Perpetual Stretch Preferred Stock. The Company will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Company will provide a schedule of such calculations to any Holder or any beneficial owner of a share of Perpetual Stretch Preferred Stock upon written request.

(b) Calculations Aggregated for Each Holder. The composition of the consideration due upon the payment of the Fundamental Change Repurchase Price or the Redemption Price for, and the payment on a Regular Dividend Payment Date of Regular Dividends on, the Perpetual Stretch Preferred Stock of any Holder will (in the case of a Global Certificate, to the extent permitted by, and practicable under, the Depositary Procedures) be computed based on the total number of shares of Perpetual Stretch Preferred Stock of such Holder to be repurchased (in the case of payment of the Fundamental Change Repurchase Price) or redeemed (in the case of payment of the Redemption Price), or held by such Holder as of the Close of Business on the ~~related~~corresponding Regular Record Date (in the case of payment of such Regular Dividends), as applicable. Any cash amounts due to such Holder in respect thereof will, after giving effect to the preceding sentence, be rounded to the nearest cent.

Section 12. NO SINKING FUND OBLIGATIONS. The Perpetual Stretch Preferred Stock will not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Perpetual Stretch Preferred Stock, except to the extent provided in Section 7.

Section 13. NOTICES. The Company will provide all notices or communications to Holders pursuant to this Certificate of Designations in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the Holders’ respective addresses shown on the Register; provided, however, that, in the case of Perpetual Stretch Preferred Stock represented by one or more Global Certificates, the Company is permitted to provide notices or communications to Holders pursuant to the Depositary Procedures, and notices and communications that the Company provides in this manner will be deemed to have been properly sent to such Holders in writing. In addition, notices of adjusted Monthly Regular Dividend Rate Per Annum may be sent in the manner set forth in the definition of such term.

Section 14. NO OTHER RIGHTS. The Perpetual Stretch Preferred Stock will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the Certificate of Incorporation or as required by applicable law.

Section 15. EFFECT OF AMENDMENT. Subject to the final sentence of the first paragraph of Section 5(a)(i), this Certificate of Designations amends and restates the Original Amended and Restated Certificate of Designations effective from, and including, the Amendment and Restatement Effective ~~Date~~Time; provided, however, that, except as otherwise contemplated or expressly provided by this Certificate of Designations, all matters relating to the Perpetual Stretch Preferred Stock in respect of any period before the Amendment and Restatement Effective ~~Date~~Time (including, except as otherwise contemplated or expressly provided by this Certificate of Designations, in respect of the accumulation and payment of Regular Dividends) will be governed by the Original Amended and Restated Certificate of Designations.

* * *

This Second Amended and Restated Certificate of Designations of Variable Rate Series A Perpetual Stretch Preferred Stock will be effective on ~~June 30~~November 1, 2026 at 12:01 a.m. (Eastern).

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Second Amended and Restated Certificate of Designations to be duly executed as of ~~June 15,~~     , 2026.

STRATEGY INC

By:
	Name:	Phong Le
	Title:	President & Chief Executive Officer

[Signature Page to Certificate of Designations]

EXHIBIT A

FORM OF PERPETUAL STRETCH PREFERRED STOCK

[Insert Global Certificate Legend, if applicable]

STRATEGY INC

Variable Rate Series A Perpetual Stretch Preferred Stock

CUSIP No.: [ ]	Certificate No. [ ]

ISIN No.:  [  ]

Strategy Inc, a Delaware corporation (formerly known as MicroStrategy Incorporated) (the “Company”), certifies that [Cede & Co.] is the registered owner of [[number of shares] shares]1[the number of shares set forth in the attached Schedule of Exchanges of Interests in the Global Certificate]2 of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock (the “Perpetual Stretch Preferred Stock”) represented by this certificate (this “Certificate”). The special rights, preferences and voting powers of the Perpetual Stretch Preferred Stock are set forth in the Second Amended and Restated Certificate of Designations of the Company establishing the Perpetual Stretch Preferred Stock (the “Certificate of Designations”). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Designations.

Additional terms of this Certificate are set forth on the other side of this Certificate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[1]	Insert bracketed language for Physical Certificate only.
[2]	Insert bracketed language for Global Certificate only.

A-1

IN WITNESS WHEREOF, Strategy Inc has caused this instrument to be duly executed as of the date set forth below.

STRATEGY INC

Date:	By:
Name:
Title:

Date:	By:
Name:
Title:

A-2

TRANSFER AGENT’S COUNTERSIGNATURE

[legal name of Transfer Agent], as Transfer Agent, certifies that this Certificate represents shares of Perpetual Stretch Preferred Stock referred to in the within-mentioned Certificate of Designations.

Date:	By:
Authorized Signatory

A-3

STRATEGY INC

Variable Rate Series A Perpetual Stretch Preferred Stock

This Certificate represents duly authorized, issued and outstanding shares of Perpetual Stretch Preferred Stock. Certain terms of the Perpetual Stretch Preferred Stock are summarized below. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Certificate of Designations or the Certificate of Incorporation, the provisions of the Certificate of Designations or the Certificate of Incorporation, as applicable, will control.

1. Method of Payment. Cash amounts due on the Perpetual Stretch Preferred Stock represented by this Certificate will be paid in the manner set forth in Section 3(f) of the Certificate of Designations.

2. Persons Deemed Owners. The Person in whose name this Certificate is registered will be treated as the owner of the Perpetual Stretch Preferred Stock represented by this Certificate for all purposes, subject to Section 3(m) of the Certificate of Designations.

3. Denominations; Transfers and Exchanges. All shares of Perpetual Stretch Preferred Stock will be in registered form and in denominations equal to any whole number of shares. Subject to the terms of the Certificate of Designations, the Holder of the Perpetual Stretch Preferred Stock represented by this Certificate may transfer or exchange such Perpetual Stretch Preferred Stock by presenting this Certificate to the Registrar and delivering any required documentation or other materials.

4. Regular Dividends. Regular Dividends on the Perpetual Stretch Preferred Stock will accumulate and will be paid in the manner, and subject to the terms, set forth in Section 5 and Section 15 of the Certificate of Designations.

5. Liquidation Preference. The Liquidation Preference per share of Perpetual Stretch Preferred Stock is initially one hundred dollars ($100) per share of Perpetual Stretch Preferred Stock as of the Initial Issue Date and is subject to adjustment, as set forth in the Certificate of Designations. The rights of Holders upon the Company’s liquidation, dissolution or winding up are set forth in Section 6 of the Certificate of Designations.

6. Right of Holders to Require the Company to Repurchase Perpetual Stretch Preferred Stock upon a Fundamental Change. If a Fundamental Change occurs, then each Holder will have the right to require the Company to repurchase such Holder’s Perpetual Stretch Preferred Stock for cash in the manner, and subject to the terms, set forth in Section 8 of the Certificate of Designations.

7. Right of the Company to Redeem the Perpetual Stretch Preferred Stock. The Company will have the right to redeem the Perpetual Stretch Preferred Stock in the manner, and subject to the terms, set forth in Section 7 of the Certificate of Designations.

8. Voting Rights. Holders of the Perpetual Stretch Preferred Stock have the voting rights set forth in Section 9 of the Certificate of Designations.

9. Countersignature. This Certificate will not be valid until this Certificate is countersigned by the Transfer Agent in accordance with the Certificate of Designations.

10. Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

* * *

To request a copy of the Certificate of Designations, which the Company will provide to any Holder at no charge, please send a written request to the following address:

Strategy Inc

1850 Towers Crescent Plaza

Tysons Corner, Virginia 22182

Attention: Chief Financial Officer

A-4

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL CERTIFICATE1

INITIAL NUMBER OF SHARES REPRESENTED BY THIS GLOBAL CERTIFICATE:

[  ]

The following exchanges, transfers or cancellations of this Global Certificate have been made:

Date	Amount of Increase (Decrease) in Number of Shares Represented by this Global Certificate	Number of Shares Represented by this Global Certificate After Such Increase (Decrease)	Signature of Authorized Signatory of Transfer Agent

[1]	Insert for Global Certificate only.

A-5

FUNDAMENTAL CHANGE REPURCHASE NOTICE

STRATEGY INC

Variable Rate Series A Perpetual Stretch Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Fundamental Change Repurchase Notice, the undersigned Holder of the Perpetual Stretch Preferred Stock identified below is exercising its Fundamental Change Repurchase Right with respect to (check one):

☐	all of the shares of Perpetual Stretch Preferred Stock

☐	[1] shares of Perpetual Stretch Preferred Stock

identified by CUSIP No.      and Certificate No.     .

The undersigned acknowledges that Certificate identified above, duly endorsed for transfer, must be delivered to the Paying Agent before the Fundamental Change Repurchase Price will be paid.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

A-6

ASSIGNMENT FORM

STRATEGY INC

Variable Rate Series A Perpetual Stretch Preferred Stock

Subject to the terms of the Certificate of Designations, the undersigned Holder of the Perpetual Stretch Preferred Stock identified below assigns (check one):

☐	all of the shares of Perpetual Stretch Preferred Stock

☐	[1] shares of Perpetual Stretch Preferred Stock

identified by CUSIP No.      and Certificate No.     , and all rights thereunder, to:

Name:

Address:

Social security or tax id. #:

and irrevocably appoints:

as agent to transfer such Perpetual Stretch Preferred Stock on the books of the Company. The agent may substitute another to act for him/her.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

A-7

EXHIBIT B

FORM OF GLOBAL CERTIFICATE LEGEND

THIS IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRANSFER AGENT AND ANY AGENT THEREOF AS THE OWNER AND HOLDER OF RECORD OF THE PERPETUAL STRETCH PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE FOR ALL PURPOSES.

UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THE PERPETUAL STRETCH PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THE PERPETUAL STRETCH PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3(i) OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO.

B-1

Annex C

Strategy | 2026 Proxy Statement	C-1

~~MicroStrategy Incorporated~~Strategy Inc

Amended and Restated Certificate of Designations

8.00% Series A Perpetual Strike Preferred Stock

~~February 5, 2025~~

Page
Section 1.	Definitions	1
Section 2.	Rules of Construction	~~12~~10
Section 3.	The Perpetual Strike Preferred Stock	~~13~~10
(a)	Designation; Par Value	~~13~~10
(b)	Number of Authorized Shares	~~13~~11
(c)	Additional Perpetual Strike Preferred Stock	~~13~~11
(d)	Form, Dating and Denominations	~~14~~11
(e)	Execution, Countersignature and Delivery	~~15~~12
(f)	Method of Payment; Delay When Payment Date is Not a Business Day	~~16~~12
(g)	Transfer Agent, Registrar, Paying Agent and Conversion Agent	~~16~~13
(h)	Legends	~~18~~13
(i)	Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions	~~18~~13
(j)	Exchange and Cancellation of Perpetual Strike Preferred Stock to Be Converted or Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption	~~22~~16
(k)	Status of Retired Shares	~~24~~17
(l)	Replacement Certificates	~~24~~17
(m)	Registered Holders; Certain Rights with Respect to Global Certificates	~~24~~17
(n)	Cancellation	~~24~~17
(o)	Shares Held by the Company or its Affiliates	~~25~~17
(p)	Outstanding Shares	~~25~~18
(q)	Repurchases by the Company and its Subsidiaries	~~26~~18
(r)	Notations and Exchanges	~~26~~18
(s)	CUSIP and ISIN Numbers	~~26~~18
Section 4.	Ranking	~~26~~18
Section 5.	Regular Dividends	~~26~~19
(a)	Generally	~~26~~19
(b)	Registered Public Equity Offerings	~~27~~21
(c)	Method of Payment	~~28~~21
(d)	Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change, Conversion or Redemption	~~30~~23
(e)	Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights	~~31~~23
Section 6.	Rights Upon Liquidation, Dissolution or Winding Up	~~34~~25
(a)	Generally	~~34~~25
(b)	Certain Business Combination Transactions Deemed Not to Be a Liquidation	~~34~~25
Section 7.	Right of the Company to Redeem the Perpetual Strike Preferred Stock	~~34~~25
(a)	Optional Redemption	~~34~~25
(b)	Tax Redemption	~~34~~25
(c)	Redemption Price	~~35~~26
(d)	Redemption Date	~~35~~26
(e)	Redemption Notice	~~35~~26
(f)	Repurchases or Other Acquisitions Other Than by Redemption Not Affected.	~~36~~26

- i -

Section 8.	Right of Holders to Require the Company to Repurchase Perpetual Strike Preferred Stock upon a Fundamental Change	~~36~~26
(a)	Fundamental Change Repurchase Right	~~36~~27
(b)	Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions	~~36~~27
(c)	Fundamental Change Repurchase Date	~~37~~27
(d)	Fundamental Change Repurchase Price	~~37~~27
(e)	Fundamental Change Notice	~~37~~27
(f)	Procedures to Exercise the Fundamental Change Repurchase Right	~~38~~28
(g)	Payment of the Fundamental Change Repurchase Price	~~39~~29
(h)	Compliance with Applicable Securities Laws	~~40~~29
(i)	Third Party May Conduct Repurchase Offer In Lieu of the Company	~~40~~29
(j)

No Requirement to Conduct an Offer to Repurchase Perpetual Strike Preferred Stock if the Fundamental Change Results in the Perpetual Strike Preferred Stock Becoming Convertible into an Amount of Cash Exceeding the Fundamental Change Repurchase Price

~~40~~29
Section 9.	Voting Rights	~~41~~29
(a)	Right to Designate up to Two Preferred Stock Directors Upon Regular Dividend Non-Payment Events	~~41~~29
(b)	Voting and Consent Rights with Respect to Specified Matters	~~43~~31
(c)	Procedures for Voting and Consents	~~45~~32
Section 10.	Conversion	~~46~~33
(a)	Generally	~~46~~33
(b)	When the Perpetual Strike Preferred Stock May Be Converted	~~46~~33
(c)	Treatment of Dividends Upon Conversion	~~47~~33
(d)	Conversion Procedures	~~47~~33
(e)	Settlement Upon Conversion	~~48~~34
(f)	Conversion Rate Adjustments	~~49~~34
(g)	Voluntary Conversion Rate Increases	~~58~~40
(h)	Effect of Class A Common Stock Change Event	~~58~~40
Section 11.	Certain Provisions Relating to the Issuance of Class A Common Stock	~~60~~41
(a)	Exchange in Lieu of Conversion	~~60~~41
(b)	Equitable Adjustments to Prices	~~60~~41
(c)	Taxes Upon Issuance of Class A Common Stock	~~60~~41
Section 12.	No Preemptive Rights	~~61~~41
Section 13.	Calculations	~~61~~41
(a)	Responsibility; Schedule of Calculations	~~61~~41
(b)	Calculations Aggregated for Each Holder	~~61~~42
Section 14.	No Sinking Fund Obligations	~~61~~42
Section 15.	Notices	~~61~~42
Section 16.	No Other Rights	~~62~~42
Section 17.	Effect of Amendment	42
Exhibits
Exhibit A: Form of Preferred Stock Certificate		A-1
Exhibit B: Form of Global Certificate Legend		B-1

- ii -

Amended and Restated Certificate of Designations

8.00% Series A Perpetual Strike Preferred Stock

~~On February 4, 2025, the Pricing Committee of the Board of Directors of MicroStrategy Incorporated, a Delaware corporation (the “Company”), pursuant to authority granted to it by the Board of Directors of the Company, adopted the following resolution designating and creating, out of the authorized and unissued shares of preferred stock of the Company, 7,300,000 authorized shares of a series of stock of the Company titled the “8.00% Series A Perpetual Strike Preferred Stock”:~~

Strategy Inc, a Delaware corporation (formerly known as MicroStrategy Incorporated) (the “Company”) does hereby certify as follows:

This Amended and Restated Certificate of Designations of 8.00% Series A Perpetual Strike Preferred Stock has been duly adopted and approved by the Board of Directors and the stockholders of the Company in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

~~RESOLVED that, pursuant to~~The text of the Certificate of ~~Incorporation (as defined below), the Bylaws (as defined below) and applicable law, a series of stock of the Company titled the “~~Designations of 8.00% Series A Perpetual Strike Preferred Stock~~,” and having a par value of $0.001 per share and an initial number of authorized shares equal to 7,300,000, is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company, which series has the rights, preferences, voting powers and other provisions~~ is hereby amended and restated in its entirety to read as set forth ~~below~~herein:

Section 1. DEFINITIONS.

“Affiliate” has the meaning set forth in Rule 144 under the Securities Act as in effect on the Initial Issue Date.

“Amendment and Restatement Effective Time” means January 1, 2027 at 12:01 a.m. (Eastern).

“Board of Directors” means the Company’s board of directors or a committee of such board duly authorized to act on behalf of such board.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed; provided, however, that this definition of “Business Day” will be subject to Section 5(a)(v).

“Bylaws” means the Company’s Amended and Restated By-laws, as the same may be further amended, supplemented or restated.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Certificate of Amendment” means the Certificate of Amendment to Certificate of Designations, dated as of July 7, 2025.

“Certificate of Designations” means this Amended and Restated Certificate of Designations, as amended or supplemented from time to time.

“Certificate of Incorporation” means the Company’s second restated Certificate of Incorporation, as amended pursuant to that certain Certificate of Amendment dated January 22, 2025, as the same may be further amended, supplemented or restated.

“Class A Common Stock” means the class A common stock, $0.001 par value per share, of the Company, subject to Section 10(h).

“Class A Common Stock Change Event” has the meaning set forth in Section 10(h)(i).

“Class B Common Stock” means the class B common stock, $0.001 par value per share, of the Company, or any other class of the Company’s common equity, if any, into which the Class B Common Stock is reclassified or converted, or for which the Class B Common Stock is exchanged, in connection with a transaction akin to a Class A Common Stock Change Event but with respect to the Class B Common Stock (excluding, for the avoidance of doubt, the conversion of any of the Class B Common Stock into Class A Common Stock in accordance with the terms of the Class B Common Stock).

“Close of Business” means 5:00 p.m., New York City time.

“Company” means ~~MicroStrategy Incorporated~~Strategy Inc, a Delaware corporation (formerly known as MicroStrategy Incorporated).

“Compounded Dividends” has the meaning set forth in Section 5(a)(i).

“Conversion” means with respect to any share of Perpetual Strike Preferred Stock, the conversion of such share pursuant to Section 10 into Conversion Consideration. The terms “Convert,” “Converted,” “Convertible,” “Converting” and similar capitalized terms have meanings correlative to the foregoing.

“Conversion Agent” has the meaning set forth in Section 3(g)(i).

“Conversion Consideration” means, with respect to the Conversion of any Perpetual Strike Preferred Stock, the type and amount of consideration payable to settle such Conversion, determined in accordance with Section 10.

“Conversion Date” means, with respect to any share of Perpetual Strike Preferred Stock, the first (1st) Business Day on which the requirements set forth in Section 10(d)(i) to Convert such share are satisfied.

“Conversion Price” means, as of any time, an amount equal to (i) the Stated Amount per share of Perpetual Strike Preferred Stock, divided by (ii) the Conversion Rate in effect at such time.

“Conversion Rate” initially means 0.1000 shares of Class A Common Stock per share of Perpetual Strike Preferred Stock; provided, however, that the Conversion Rate is subject to adjustment pursuant to Section 10(f) and Section 10(g); provided, further, that whenever this Certificate of Designations refers to the Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Rate immediately before the Close of Business on such date.

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Class A Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “MSTR <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one (1) share of Class A Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Depositary” means The Depository Trust Company or its successor, or any successor depositary for the applicable shares of Perpetual Strike Preferred Stock.

“Depositary Participant” means any member of, or participant in, the Depositary.

“Depositary Procedures” means, with respect to any conversion, transfer, exchange or other transaction involving a Global Certificate representing any Perpetual Strike Preferred Stock, or any beneficial interest in such certificate, the rules and procedures of the Depositary applicable to such conversion, transfer, exchange or transaction.

“Director Qualification Requirement” has the meaning set forth in Section 9(a)(i).

“Dividend Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Strike Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Junior Stock includes the Perpetual Stride Preferred Stock, the Class A Common Stock and the Class B Common Stock. For the avoidance of doubt, Dividend Junior Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Strike Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Strike Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Parity Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Strike Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Senior Stock includes the Perpetual Strife Preferred Stock, the Perpetual Stretch Preferred Stock and the Perpetual Stream Preferred Stock. For the avoidance of doubt, Dividend Senior Stock will not include any securities of the Company’s Subsidiaries.

“Electronic Certificate” means any electronic book entry maintained by the Transfer Agent that represents any share(s) of Perpetual Strike Preferred Stock.

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Class A Common Stock, the first date on which shares of Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Class A Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exempted Fundamental Change” means any Fundamental Change with respect to which, in accordance with Section 8(j), the Company is not required to offer to repurchase any shares of Perpetual Strike Preferred Stock.

“Expiration Date” has the meaning set forth in Section 10(f)(i)(5).

“Expiration Time” has the meaning set forth in Section 10(f)(i)(5).

“Final Pre-Amendment Dividend” has the meaning set forth in Section 5(a)(i).

“Floor Price” initially means $119.03 per share of Class A Common Stock; provided, however, the Floor Price will be adjusted in the same manner as, and at the same time and for the same events for which, the Conversion Price is adjusted pursuant to Section 10(f) and Section 10(g). Whenever this Certificate of Designations refers to the Floor Price as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Floor Price immediately before the Close of Business on such date.

“Fundamental Change” means any of the following events:

(a) either (i) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries; or (z) any Permitted Party), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s common equity; or (ii) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; or (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s Class A Common Stock representing more than fifty percent (50%) of the voting power of all of the Company’s Class A Common Stock, provided that, solely for purposes of this clause (ii), none of the following will constitute beneficial ownership of the Company’s Class A Common Stock: (x) beneficial ownership of the Company’s Class B Common Stock; and (y) beneficial ownership by any Permitted Party of any of the Company’s Class A Common Stock issued upon conversion of the Company’s Class B Common Stock;

(b) the consummation of: (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person, other than solely to one or more of the Company’s Wholly Owned Subsidiaries; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Class A Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (b); or

(c) the Class A Common Stock ceases to be listed on any of The New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors);

provided, however, that a transaction or event described in clause (a) or (b) above will not constitute a Fundamental Change if at least ninety percent (90%) of the consideration received or to be received by the holders of Class A Common Stock (excluding cash payments for fractional shares or pursuant to dissenters rights), in connection with such transaction or event, consists of shares of common stock or other corporate common equity interests listed (or depositary receipts representing shares of common stock or other corporate common equity interests, which depositary receipts are listed) on any of The New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors), or that will be so listed when issued or exchanged in connection with such transaction or event, and such transaction or event constitutes a Class A Common Stock Change Event whose Reference Property consists of such consideration.

For the purposes of this definition, (x) any transaction or event described in both clause (a) and in clause (b)(i) or (ii) above (without regard to the proviso in clause (b)) will be deemed to occur solely pursuant to clause (b) above (subject to such proviso); and (y) whether a Person is a “beneficial owner,” whether shares are “beneficially owned,” and percentage beneficial ownership, will be determined in accordance with Rule 13d-3 under the Exchange Act.

For the avoidance of doubt, references to the Company’s “Class A Common Stock” and “common equity” in this definition will be subject to Section 10(h)(i)(A).

“Fundamental Change Notice” has the meaning set forth in Section 8(e).

“Fundamental Change Repurchase Date” means the date fixed, pursuant to Section 8(c), for the repurchase of any Perpetual Strike Preferred Stock by the Company pursuant to a Repurchase Upon Fundamental Change.

“Fundamental Change Repurchase Notice” means a notice (including a notice substantially in the form of the “Fundamental Change Repurchase Notice” set forth in Exhibit A) containing the information, or otherwise complying with the requirements, set forth in Section 8(f)(i) and Section 8(f)(ii).

“Fundamental Change Repurchase Price” means the cash price payable by the Company to repurchase any share of Perpetual Strike Preferred Stock upon its Repurchase Upon Fundamental Change, calculated pursuant to Section 8(d).

“Fundamental Change Repurchase Right” has the meaning set forth in Section 8(a).

“Global Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) represents any share(s) of Perpetual Strike Preferred Stock; (b) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Depositary or its nominee, duly executed by the Company and countersigned by the Transfer Agent; and (c) is deposited with the Transfer Agent, as custodian for the Depositary (or, in the case of an Electronic Certificate, is otherwise admitted for book-entry settlement through the Depositary in accordance with the Depositary Procedures).

“Global Certificate Legend” means a legend substantially in the form set forth in Exhibit B.

“Holder” means any person in whose name any Perpetual Strike Preferred Stock is registered on the Registrar’s books.

“Initial Issue Date” means February 5, 2025.

“Junior Stock” means any Dividend Junior Stock or Liquidation Junior Stock.

“Last Reported Sale Price” of the Class A Common Stock or Perpetual Strike Preferred Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is then listed. If the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is not so quoted on such Trading Day, then the Last Reported Sale Price will be the mid-point of the last bid price and the last ask price per share of Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, on such Trading Day from a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters (or, if no such last bid price or last ask price is available, the fair value of one (1) share of the Company’s Class A common stock or Perpetual Strike Preferred Stock, as applicable, on such Trading Day determined by a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters). Notwithstanding anything to the contrary above in this definition, if the Perpetual Strike Preferred Stock is not so quoted on such Trading Day, then, in lieu of the calculation referred to in the preceding sentence, the Last Reported Sale Price per Perpetual Strike Preferred Stock on such Trading Day will be the product of (a) the Conversion Rate in effect immediately before the Close of Business on such Trading Day; and (b) the Last Reported Sale Price per share of Class A Common Stock on such Trading Day (or, if such day is not a Trading Day with respect to the Company’s Class A Common Stock, the immediately preceding Trading Day with respect to the Company’s Class A Common Stock); provided, however, that if, on such Trading Day, the Class A Common Stock is not so listed or quoted, and the Company is unable to obtain a Last Reported Sale Price for the Class A Common Stock pursuant to the immediately preceding sentence, then the Last Reported Sale Price per share of Perpetual Strike Preferred Stock on such Trading Day will instead be the Last Reported Sale Price per share of Perpetual Strike Preferred Stock on the immediately preceding Trading Day.

“Liquidation Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Strike Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Junior Stock includes the Perpetual Stride Preferred Stock, the Class A Common Stock and the Class B Common Stock. For the avoidance of doubt, Liquidation Junior Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Strike Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Strike Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Parity Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Preference” initially means one hundred dollars ($100) per share of Perpetual Strike Preferred Stock; provided, however, that, effective immediately after the Close of Business on each Business Day on or after July 7, 2025 (and, on or after July 7, 2025, if applicable, during the course of a Business Day on which any sale transaction to be settled by the issuance of Perpetual Strike Preferred Stock is executed, from the exact time of the first such sale transaction during such Business Day until the Close of Business of such Business Day), the Liquidation Preference per share of Perpetual Strike Preferred Stock will be adjusted to be the greatest of (a) the Stated Amount per share of Perpetual Strike Preferred Stock; (b) in the case of any Business Day on or after July 7, 2025 with respect to which the Company has, on such Business Day or any Business Day during the ten (10) Trading Day period preceding such Business Day, executed any sale transaction to be settled by the issuance of Perpetual Strike Preferred Stock, an amount equal to the Last Reported Sale Price per share of Perpetual Strike Preferred Stock on the Trading Day immediately before such Business Day; and (c) the arithmetic average of the Last Reported Sale Prices per share of Perpetual Strike Preferred Stock for each Trading Day of the ten (10) consecutive Trading Days immediately preceding such Business Day; provided that, for purposes of this definition, the execution of the Certificate of Amendment will be treated as an execution of a sale transaction settled by the issuance of Perpetual Strike Preferred Stock. Whenever this Certificate of Designations refers to the Liquidation Preference of the Perpetual Strike Preferred Stock as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Liquidation Preference immediately after the Close of Business on such date. For purposes of this definition, any reference to the Company’s execution of any sale transaction to be settled by the issuance of Perpetual Strike Preferred Stock includes any resale of any shares of Perpetual Strike Preferred Stock that the Company or any of its Subsidiaries have purchased or otherwise acquired.

“Liquidation Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Strike Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Senior Stock includes the Perpetual Strife Preferred Stock, the Perpetual Stretch Preferred Stock and the Perpetual Stream Preferred Stock. For the avoidance of doubt, Liquidation Senior Stock will not include any securities of the Company’s Subsidiaries.

“Market Disruption Event” means, with respect to the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, on any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, or in any options contracts or futures contracts relating to the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable.

“Minimum Perpetual Strike Preferred Stock Conversion Denomination” means, with respect to the Conversion of any Perpetual Strike Preferred Stock, a number of shares of Perpetual Strike Preferred Stock equal to the quotient (rounded up to the nearest whole number) obtained by dividing (a) one (1), by (b) the Conversion Rate in effect immediately before the Close of Business on the Conversion Date for such Conversion.

“Number of Incremental Diluted Shares” means the increase in the number of diluted shares of the applicable class or series of Junior Stock (determined in accordance with generally accepted accounting principles in the United States, as the same is in effect on the Initial Issue Date, and assuming net income is positive) that would result from the grant, vesting or exercise of equity-based compensation to directors, employees, contractors and agents (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to such class or series of Junior Stock).

“Officer” means, with respect to the Company, the Executive Chairman, the President, the Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Open of Business” means 9:00 a.m., New York City time.

“Optional Redemption” has the meaning set forth in Section 7(a).

“Original Amended Certificate of Designations” means that certain Certificate of Designations of the Company originally filed with the Secretary of State of the State of Delaware on February 5, 2025 relating to the Perpetual Strike Preferred Stock, as amended by the Certificate of Amendment.

“Paying Agent” has the meaning set forth in Section 3(g)(i).

“Permitted Party” means any “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that consists of, or includes, Michael J. Saylor, the heirs of Michael J. Saylor, or any Affiliates of Michael J. Saylor or the heirs of Michael J. Saylor.

“Perpetual Stream Preferred Stock” means the 10.00% Series A Perpetual Stream Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Stretch Preferred Stock” means the Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Stride Preferred Stock” means the 10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Strife Preferred Stock” means the 10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Strike Preferred Stock” has the meaning set forth in Section 3(a).

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.

“Physical Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) is not a Global Certificate; and (b) represents any share(s) of Perpetual Strike Preferred Stock; and (c) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Holder of such share(s) and duly executed by the Company and countersigned by the Transfer Agent.

“Preferred Stock Director” has the meaning set forth in Section 9(a)(i).

“Record Date” means, with respect to any dividend or distribution on, or issuance to holders of, Class A Common Stock, the date fixed (whether by law, contract or the Board of Directors or otherwise) to determine the holders of Class A Common Stock that are entitled to such dividend, distribution or issuance.

“Redemption” means an Optional Redemption or Tax Redemption.

“Redemption Date” means the date fixed, pursuant to Section 7(d), for the settlement of the repurchase of the Perpetual Strike Preferred Stock by the Company pursuant to a Redemption.

“Redemption Notice” has the meaning set forth in Section 7(e).

“Redemption Notice Date” means, with respect to a Redemption of the Perpetual Strike Preferred Stock, the date on which the Company sends the related Redemption Notice pursuant to Section 7(e).

“Redemption Price” means the consideration payable by the Company to repurchase any Perpetual Strike Preferred Stock upon its Redemption, calculated pursuant to Section 7(c).

“Reference Property” has the meaning set forth in Section 10(h)(i).

“Reference Property Unit” has the meaning set forth in Section 10(h)(i).

“Register” has the meaning set forth in Section 3(g)(ii).

“Registrar” has the meaning set forth in Section 3(g)(i).

A “Regular Dividend Non-Payment Event” will be deemed to occur upon the occurrence of each of the following events: (a) ~~if~~as of the Close of Business on the last Regular Dividend Payment Date of each of four (4) or more consecutive calendar quarters, less than the full amount of accumulated and unpaid Regular Dividends to, and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date have been declared and paid (whether in cash or in shares of Class A Common Stock) ~~on the outstanding Perpetual Strike Preferred Stock have been declared and paid in respect of each of four (4) or more consecutive Regular Dividend Payment Dates; and (b) if~~; and (b) as of the Close of Business on the last Regular Dividend Payment Date of each of eight (8) or more consecutive calendar quarters, less than the full amount of accumulated and unpaid Regular Dividends to, and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date have been declared and paid (whether in cash or in shares of Class A Common Stock) ~~on the outstanding Perpetual Strike Preferred Stock have been declared and paid in respect of each of eight (8) or more consecutive Regular Dividend Payment Dates~~. A Regular Dividend Non-

Payment Event that has occurred will be deemed to continue until such time when all accumulated and unpaid Regular Dividends on the outstanding Perpetual Strike Preferred Stock have been paid in full, at which time such Regular Dividend Non-Payment Event will be deemed to be cured and cease to be continuing. For purposes of this definition, a Regular Dividend on the Perpetual Strike Preferred Stock will be deemed to have been paid if such dividend is declared and cash that is sufficient to pay such dividend is set aside for the benefit of the Holders entitled thereto. For the avoidance of doubt, the Regular Dividend Non-Payment Events set forth in clauses (a) and (b) above are separate Regular Dividend Non-Payment Events, each providing for a separate right to appoint a Preferred Stock Director pursuant to Section 9(a).

“Regular Dividend Payment Date” means, ~~with respect to any share of Perpetual Strike Preferred Stock, each March 31, June 30, September 30 and December 31 of each year, beginning on March 31, 2025 (or beginning on~~for any calendar month, each day within such calendar month that, as of the first Business Day immediately preceding the first calendar day of such calendar month (or, if earlier, the date the first Regular Dividend for such calendar month is declared), is scheduled to be a Business Day; provided, however, that, without limiting the last sentence of the first paragraph of Section 5(a)(i), the first Regular Dividend Payment Date occurring on or after the date of the Amendment and Restatement Effective Time will be January 4, 2027 (or such other date specified in the certificate representing ~~such~~the applicable share of Perpetual Strike Preferred Stock).

~~“Regular Dividend Period” means each period from, and including, a Regular Dividend Payment Date (or, in the case of the first Regular Dividend Period, from, and including, the Initial Issue Date) to, but excluding, the next Regular Dividend Payment Date.~~

“Regular Dividend Rate” means 8.00% per annum.

“Regular Dividend Stock Price” means, with respect to any declared Regular Dividend on the Perpetual Strike Preferred Stock, ninety five percent (95%) of the Daily VWAP per share of Class A Common Stock on the third (3rd) VWAP Trading Day preceding the Regular Dividend Payment Date for such Regular Dividend.

“Regular Dividends” has the meaning set forth in Section 5(a)(i).

“Regular Record Date”~~has the following meaning: (a) March 15, in the case of a Regular Dividend Payment Date occurring on March 31; (b) June 15, in the case of a Regular Dividend Payment Date occurring on June 30; (c) September 15, in the case of a Regular Dividend Payment Date occurring on September 30; and (d) December 15, in the case of a Regular Dividend Payment Date occurring on December 31.~~means each calendar day from, and including, January 1, 2027.

“Repurchase Upon Fundamental Change” means the repurchase of any share of Perpetual Strike Preferred Stock by the Company pursuant to Section 8.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Semi-Monthly Dividend Period” means (a) each period from, and including, the first (1st) calendar day of a calendar month to, and including, the fifteenth (15th) calendar day of such calendar month; and (b) each period from, and including, the sixteenth (16th) calendar day of a calendar month to, and including, the last calendar day of such calendar month; provided, however, that the initial Semi-Monthly Dividend Period will be the period from, and including, January 1, 2027 to, and including, January 15, 2027.

“Share Agent” means the Transfer Agent or any Registrar, Paying Agent or Conversion Agent.

“Spin-Off” has the meaning set forth in Section 10(f)(i)(3)(B).

“Spin-Off Valuation Period” has the meaning set forth in Section 10(f)(i)(3)(B).

“Stated Amount” means one hundred dollars ($100) per share of Perpetual Strike Preferred Stock.

“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (x) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (y) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

“Successor Person” has the meaning set forth in Section 10(h)(iii).

A “Tax Event” will be deemed to occur if the Company has received an opinion of counsel experienced in such matters to the effect that, as a result of:

(a) any amendment to, clarification of, or change, including any announced prospective change, in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under those laws or treaties;

(b) an administrative action, which means any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation;

(c) any amendment to, clarification of, or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which that amendment, clarification or change is introduced or made known; or

(d) a threatened challenge asserted in writing in connection with a tax audit of the Company or any of its Subsidiaries, or a publicly known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Perpetual Strike Preferred Stock, which amendment, clarification or change is effective or the administrative action is taken or judicial decision, interpretation or pronouncement is issued or threatened challenge is asserted or becomes publicly known after January 30, 2025, there is more than an insubstantial risk that any of the outstanding Perpetual Strike Preferred Stock is treated as “fast-pay stock” within the meaning of Treasury Regulation Section 1.7701(l)-3(b)(2) (or becomes subject to substantially similar successor provision).

“Tax Redemption” has the meaning set forth in Section 7(b).

“Tender/Exchange Offer Valuation Period” has the meaning set forth in Section 10(f)(i)(5).

“Trading Day” means, with respect to the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, any day on which (a) trading in the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, generally occurs on the principal U.S. national or regional securities exchange on which the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is then listed or, if the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is then traded; and (b) there is no Market Disruption Event. If the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, is not so listed or traded, then “Trading Day” with respect to the Class A Common Stock or Perpetual Strike Preferred Stock, as applicable, means a Business Day.

“Transfer Agent” means U.S. Bank Trust Company, National Association or its successor as provided in Section 3(g)(iii).

“Underwriters” means Barclays Capital Inc., Moelis & Company LLC, BTIG, LLC, TD Securities (USA) LLC, Keefe, Bruyette, & Woods, Inc., AmeriVet Securities, Inc., Bancroft Capital, LLC and The Benchmark Company, LLC.

“Voting Parity Stock” means, with respect to any matter as to which Holders are entitled to vote pursuant to Section 9(a) or Section 9(b), each class or series of outstanding Dividend Parity Stock or Liquidation Parity Stock, if any, upon which similar voting rights are conferred and are exercisable with respect to such matter. For the avoidance of doubt, Voting Parity Stock will not include any securities of the Company’s Subsidiaries.

“VWAP Market Disruption Event” means, with respect to any date, (a) the failure by the principal U.S. national or regional securities exchange on which the Class A Common Stock is then listed, or, if the Class A Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Class A Common Stock is then traded, to open for trading during its regular trading session on such date; or (b) the occurrence or existence, for more than one-half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Class A Common Stock or in any options contracts or futures contracts relating to the Class A Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.

“VWAP Trading Day” means a day on which (a) there is no VWAP Market Disruption Event; and (b) trading in the Class A Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Class A Common Stock is then listed or, if the Class A Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Class A Common Stock is then traded. If the Class A Common Stock is not so listed or traded, then “VWAP Trading Day” means a Business Day.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Section 2. RULES OF CONSTRUCTION. For purposes of this Certificate of Designations:

(a) “or” is not exclusive;

(b) “including” means “including without limitation”;

(c) “will” expresses a command;

(d) the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(e) a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(f) words in the singular include the plural, and words in the plural include the singular, unless the context requires otherwise;

(g) “herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise;

(h) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(i) the exhibits, schedules and other attachments to this Certificate of Designations are deemed to form part of this Certificate of Designations.

Section 3. THE PERPETUAL STRIKE PREFERRED STOCK.

(a) Designation; Par Value. A series of stock of the Company titled the “8.00% Series A Perpetual Strike Preferred Stock” (the “Perpetual Strike Preferred Stock”) is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company. The par value of the Perpetual Strike Preferred Stock is $0.001 per share.

(b) Number of Authorized Shares. The total authorized number of shares of Perpetual Strike Preferred Stock is ~~seven~~forty million ~~three~~two hundred seventy thousand ~~(7,300,000~~seven hundred forty four (40,270,744); provided, however that, without the consent of any Holder or other Person, the total number of authorized shares of Perpetual Strike Preferred Stock may, by resolution of the Board of Directors, hereafter be (i) reduced to a number that is not less than the number of shares of Perpetual Strike Preferred Stock then outstanding; or (ii) increased, provided, that in no event will such increase be by an amount that exceeds the total number of authorized and undesignated shares of preferred stock of the Company.

(c) Additional Perpetual Strike Preferred Stock. After the Initial Issue Date, the Company may, without the consent of any Holder, but subject to the provisions of this Certificate of Designations (including Section 3(e)), (i) originally issue additional shares of Perpetual Strike Preferred Stock with the same terms as the other shares of Perpetual Strike Preferred Stock then outstanding (except, to the extent applicable, with respect to the date as of which Regular Dividends begin to accumulate on, the first Regular Dividend Payment Date for, and transfer restrictions applicable to, such additional shares of Perpetual Strike Preferred Stock), which additional shares of Perpetual Strike Preferred Stock will, subject to the foregoing, be considered to be part of the same series of, and rank equally and ratably with all other, shares of Perpetual Strike Preferred Stock; or (ii) resell any Perpetual Strike Preferred Stock that the Company or any of its Subsidiaries has purchased or otherwise acquired; provided, however, that if any such additional or resold shares of Perpetual Strike Preferred Stock are not fungible with other shares of Perpetual Strike Preferred Stock then outstanding for purposes of federal securities laws or, if applicable, the Depositary Procedures, then such additional or resold shares of Perpetual Strike Preferred Stock will be identified by a separate CUSIP number or by no CUSIP number. In addition, without the consent of any Holder, the Company may create and issue, or increase the authorized or issued number of, any other class or series of stock (including, for the avoidance of doubt, Dividend Senior Stock, Liquidation Senior Stock, Dividend Parity Stock or Liquidation Parity Stock).

(d) Form, Dating and Denominations.

(i) Form and Date of Certificates Representing Perpetual Strike Preferred Stock.

(1) Generally. Each certificate representing any Perpetual Strike Preferred Stock will: (1) subject to Section 3(d)(i)(2), be substantially in the form set forth in Exhibit A; (2) bear the legends required by Section 3(h) (and may bear notations, legends or endorsements required by law, stock exchange rule or usage or the Depositary); and (3) be dated as of the date it is countersigned by the Transfer Agent.

(2) Modifications to the Form of Certificates to Accommodate Issuance of Additional Perpetual Strike Preferred Stock. Notwithstanding anything to the contrary in this Certificate of Designations, if any Perpetual Strike Preferred Stock is originally issued after the Initial Issue Date pursuant to Section 3(c), then the certificate(s) representing such Perpetual Strike Preferred Stock may contain deviations from the form set forth in Exhibit A that the Company in good faith determines are appropriate to permit the timely and orderly issuance thereof (including, for the avoidance of doubt, issuances on a daily basis pursuant to an “at-the-market” or similar program) and to accommodate any reasonable requirements of the Transfer Agent in connection therewith.

(ii) Global Certificates; Physical Certificates. Except as otherwise provided in the applicable resolutions of the Board of Directors providing for the original issuance of any Perpetual Strike Preferred Stock, such Perpetual Strike Preferred Stock will be issued initially in the form of one or more Global Certificates. Global Certificates may be exchanged for Physical Certificates, and Physical Certificates may be exchanged for Global Certificates, only as provided in Section 3(i).

(iii) Electronic Certificates; Interpretation. For purposes of this Certificate of Designations, (1) each Electronic Certificate will be deemed to include the text of, and to otherwise to be in, the form of Certificate set forth in Exhibit A (subject to Section 3(d)(i)(2)); (2) any legend, registration number or other notation that is required to be included on a Physical Certificate or Global Certificate will be deemed to be affixed to any Electronic Certificate notwithstanding that such Electronic Certificate may be in a form that does not permit affixing legends thereto; (3) any reference in this Certificate of Designations to the “delivery” of any Electronic Certificate will be deemed to be satisfied upon the registration (or delivery to the Transfer Agent of an instruction for the registration) of the electronic book entry representing such Electronic Certificate in the name of the applicable Holder; (4) any requirement to deliver or surrender an Electronic Certificate to the Conversion Agent or the Paying Agent for settlement in connection with a Repurchase Upon Fundamental Change, Redemption or Conversion will be deemed to be satisfied upon the satisfaction of all other requirements for such settlement; and (5) upon satisfaction of any applicable requirements of the Delaware General Corporation Law, the Certificate of Incorporation and the Bylaws of the Company, and any

related requirements of the Transfer Agent, in each case for the issuance of Perpetual Strike Preferred Stock in the form of one or more Electronic Certificates, such Electronic Certificates will be deemed to be executed by the Company and countersigned by the Transfer Agent.

(iv) No Bearer Certificates; Denominations. The Perpetual Strike Preferred Stock will be issued only in registered form and only in whole numbers of shares.

(v) Registration Numbers. Each certificate representing any share(s) of Perpetual Strike Preferred Stock will bear a unique registration number that is not affixed to any other certificate representing any other outstanding share of Perpetual Strike Preferred Stock.

(e) Execution, Countersignature and Delivery.

(i) Due Execution by the Company. Subject to Section 3(d)(iii), at least two (2) duly authorized Officers will sign each certificate representing any Perpetual Strike Preferred Stock on behalf of the Company by manual or facsimile signature. For the avoidance of doubt, facsimile signatures will include electronic signatures. The validity of any Perpetual Strike Preferred Stock will not be affected by the failure of any Officer whose signature is on any certificate representing such Perpetual Strike Preferred Stock to hold, at the time such certificate is countersigned by the Transfer Agent, the same or any other office at the Company.

(ii) Countersignature by Transfer Agent. Subject to Section 3(d)(iii), (1) no Perpetual Strike Preferred Stock will be valid until the certificate representing it is countersigned by the Transfer Agent; and (2) each such certificate will be deemed to be duly countersigned only when an authorized signatory of the Transfer Agent (or a duly appointed agent thereof) manually signs the countersignature block set forth in such certificate.

(f) Method of Payment; Delay When Payment Date is Not a Business Day.

(i) Method of Payment.

(1) Global Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Strike Preferred Stock represented by a Global Certificate by wire transfer of immediately available funds.

(2) Physical Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Strike Preferred Stock represented by a Physical Certificate as follows:

(A) if the aggregate Stated Amount of the shares of Perpetual Strike Preferred Stock represented by such Physical Certificate is at least five million dollars ($5,000,000) (or such lower amount as the Company may choose in its sole and absolute discretion) and the Holder of such Perpetual Strike Preferred Stock entitled to such cash Regular Dividend or amount has delivered to the Paying Agent, no later than the time set forth in the next sentence, a written request to receive payment by wire transfer to an account of such Holder within the United States, by wire transfer of immediately available funds to such account; and

(B) in all other cases, by check mailed to the address of such Holder set forth in the Register.

To be timely, such written request must be delivered no later than the Close of Business on ~~the following date: (x) with respect to the payment of any declared cash Regular Dividend due on a Regular Dividend Payment Date for the Perpetual Strike Preferred Stock, the immediately preceding Regular Record Date; and (y) with respect to any other payment,~~ the date that is fifteen (15) calendar days immediately before the date such payment is due.

(ii) Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on any Perpetual Strike Preferred Stock as provided in this Certificate of Designations is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designations, such payment may be made on the immediately following Business Day with the same force and effect as if such payment were made on such due date (and, for the avoidance of doubt, no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay). Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.” For the avoidance of doubt, if a Regular Dividend Payment Date for a declared Regular Dividend was scheduled to be, but is not in fact, a Business Day, then (1) such declared Regular Dividend may be paid on the immediately following Business Day as provided in the first sentence of this paragraph (it being understood that such following Business

Day may be a Regular Dividend Payment Date for another declared Regular Dividend, which will be unaffected by the related delay); and (2) such related delay will not affect the calculation of the amount of any accumulated or payable Regular Dividends.

(g) Transfer Agent, Registrar, Paying Agent and Conversion Agent.

(i) Generally. The Company will maintain (1) an office or agency in the continental United States where Perpetual Strike Preferred Stock may be presented for registration of transfer or for exchange (the “Registrar”); (2) an office or agency in the continental United States where Perpetual Strike Preferred Stock may be presented for payment (the “Paying Agent”); and (3) an office or agency in the continental United States where Perpetual Strike Preferred Stock may be presented for Conversion (the “Conversion Agent”). If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, then the Transfer Agent will act as such. For the avoidance of doubt, the Company or any of its Subsidiaries may act as Registrar, Paying Agent or Conversion Agent. Notwithstanding anything to the contrary in this Section 3(g)(i) or in Section 3(g)(iii), each of the Transfer Agent, Registrar, Paying Agent and Conversion Agent with respect to any Perpetual Strike Preferred Stock represented by a Global Certificate must at all times be a Person that is eligible to act in that capacity under the Depositary Procedures.

(ii) Duties of the Registrar. The Company will cause the Registrar to keep a record (the “Register”) of the names and addresses of the Holders, the number of shares of Perpetual Strike Preferred Stock held by each Holder and the transfer, exchange, repurchase, Redemption and Conversion of the Perpetual Strike Preferred Stock. Absent manifest error, the entries in the Register will be conclusive and the Company and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly.

(iii) Co-Agents; Company’s Right to Appoint Successor Transfer Agent, Registrar, Paying Agent and Conversion Agent. The Company may appoint one or more co-Registrars, co-Paying Agents and co-Conversion Agents, each of whom will be deemed to be a Registrar, Paying Agent or Conversion Agent, as applicable, under this Certificate of Designations. Subject to Section 3(g)(i), the Company may change the Transfer Agent or any Registrar, Paying Agent or Conversion Agent (including appointing itself or any of its Subsidiaries to act as a Registrar, Paying Agent or Conversion Agent) without notice to any Holder; provided, however, that the Company will not remove a Person acting as Transfer Agent under this Certificate of Designations until and unless a successor has been appointed and has accepted such appointment. Upon the request of any Holder, the Company will notify such Holder of the name and address of each Share Agent or co-Share Agent.

(iv) Initial Appointments. The Company appoints U.S. Bank Trust Company, National Association, as the initial Transfer Agent, the initial Paying Agent, the initial Registrar and the initial Conversion Agent.

(v) Duties When the Company or its Subsidiary Acts as Paying Agent or Conversion Agent. If the Company or any of its Subsidiaries acts as Paying Agent or Conversion Agent, then (1) it will segregate for the benefit of the Holders all money and other property held by it as Paying Agent or Conversion Agent; and (2) references in this Certificate of Designations to the Paying Agent or Conversion Agent holding cash or other property, or to the delivery of cash or other property to the Paying Agent or Conversion Agent, in each case for payment or delivery to any Holders or with respect to the Perpetual Strike Preferred Stock, will be deemed to refer to cash or other property so segregated, or to the segregation of such cash or other property, respectively.

(h) Legends.

(i) Global Certificate Legend. Each Global Certificate will bear the Global Certificate Legend (or any similar legend, not inconsistent with this Certificate of Designations, required by the Depositary for such Global Certificate).

(ii) Other Legends. The certificate(s) representing any Perpetual Strike Preferred Stock may bear any other legend or text, not inconsistent with this Certificate of Designations, as may be required by applicable law or by any securities exchange or automated quotation system on which such Perpetual Strike Preferred Stock is traded or quoted or as may be otherwise reasonably determined by the Company to be appropriate based on the advice of nationally recognized outside counsel.

(iii) Acknowledgement and Agreement by the Holders. A Holder’s acceptance of any Perpetual Strike Preferred Stock represented by a certificate bearing any legend required by this Section 3(h) will constitute such Holder’s acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.

(i) Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.

(i) Provisions Applicable to All Transfers and Exchanges.

(1) Generally. Subject to this Section 3(i), Perpetual Strike Preferred Stock represented by a Physical Certificate, and beneficial interests in Global Certificates representing any Perpetual Strike Preferred Stock, may be transferred or exchanged from time to time and, in the case of a Physical Certificate, the Company will cause the Registrar to record each such transfer or exchange in the Register.

(2) No Services Charge; Transfer Taxes. The Company and the Share Agents will not impose any service charge on any Holder for any transfer, exchange or Conversion of any Perpetual Strike Preferred Stock, but the Company, the Transfer Agent, the Registrar and the Conversion Agent may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer, exchange or Conversion of Perpetual Strike Preferred Stock (in the case of any such Conversion, subject and pursuant to Section 11(c)), other than exchanges pursuant to Section 3(j) or Section 3(r) not involving any transfer.

(3) No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designations, all transfers or exchanges of Perpetual Strike Preferred Stock must be in an amount representing a whole number of shares of Perpetual Strike Preferred Stock, and no fractional share of Perpetual Strike Preferred Stock may be transferred or exchanged.

(4) Legends. Each certificate representing any share of Perpetual Strike Preferred Stock that is issued upon transfer of, or in exchange for, another share of Perpetual Strike Preferred Stock will bear each legend, if any, required by Section 3(h).

(5) Settlement of Transfers and Exchanges. Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Strike Preferred Stock, the Company will cause such transfer or exchange to be effected as soon as reasonably practicable after the date of such satisfaction.

(ii) Transfers and Exchanges of Perpetual Strike Preferred Stock Represented by Global Certificates.

(1) Subject to the immediately following sentence, no Perpetual Strike Preferred Stock represented by a Global Certificate may be transferred or exchanged in whole except (x) by the Depositary to a nominee of the Depositary; (y) by a nominee of the Depositary to the Depositary or to another nominee of the Depositary; or (z) by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. No Perpetual Strike Preferred Stock represented by a Global Certificate may be transferred to, or exchanged for, Perpetual Strike Preferred Stock represented by one or more Physical Certificates; provided, however, that a Global Certificate will be exchanged, pursuant to customary procedures, for one or more Physical Certificates if:

(A) (x) the Depositary notifies the Company or the Transfer Agent that the Depositary is unwilling or unable to continue as Depositary for such Global Certificate or (y) the Depositary ceases to be a “clearing agency” registered under Section 17A of the Exchange Act and, in each case, the Company fails to appoint a successor Depositary within ninety (90) days of such notice or cessation; or

(B) the Company, in its sole discretion, permits the exchange of any beneficial interest in such Global Certificate for Perpetual Strike Preferred Stock represented by one or more Physical Certificates at the request of the owner of such beneficial interest.

(2) Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Strike Preferred Stock represented by a Global Certificate:

(A) the Company will cause the Registrar to reflect any resulting decrease of the number of shares of Perpetual Strike Preferred Stock represented by such Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if such notation results in such Global Certificate representing zero shares of Perpetual Strike Preferred Stock, then the Company may (but is not required to) instruct the Transfer Agent to cancel such Global Certificate pursuant to Section 3(n));

(B) if required to effect such transfer or exchange, then the Company will cause the Registrar to reflect any resulting increase of the number of shares of Perpetual Strike Preferred Stock represented by any other Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such other Global Certificate;

(C) if required to effect such transfer or exchange, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new Global Certificate bearing each legend, if any, required by Section 3(h); and

(D) if the Perpetual Strike Preferred Stock represented by such Global Certificate, or any beneficial interest therein, is to be exchanged for Perpetual Strike Preferred Stock represented by one or more Physical Certificates, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strike Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock represented by such Global Certificate that are to be so exchanged; (y) are registered in such name(s) as the Depositary specifies (or as otherwise determined pursuant to customary procedures); and (z) bear each legend, if any, required by Section 3(h).

(3) Each transfer or exchange of a beneficial interest in any Global Certificate will be made in accordance with the Depositary Procedures.

(iii) Transfers and Exchanges of Perpetual Strike Preferred Stock Represented by Physical Certificates.

(1) Subject to this Section 3(i), a Holder of any Perpetual Strike Preferred Stock represented by a Physical Certificate may (x) transfer any whole number of shares of such Perpetual Strike Preferred Stock to one or more other Person(s); (y) exchange any whole number of shares of such Perpetual Strike Preferred Stock for an equal number of shares of Perpetual Strike Preferred Stock represented by one or more other Physical Certificates; and (z) if then permitted by the Depositary Procedures, transfer any whole number of shares of such Perpetual Strike Preferred Stock in exchange for a beneficial interest in the same number of shares of Perpetual Strike Preferred Stock represented by one or more Global Certificates; provided, however, that, to effect any such transfer or exchange, such Holder must surrender such Physical Certificate representing the Perpetual Strike Preferred Stock to be transferred or exchanged to the office of the Transfer Agent or the Registrar, together with any endorsements or transfer instruments reasonably required by the Company, the Transfer Agent or the Registrar.

(2) Upon the satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any whole number of shares of a Holder’s Perpetual Strike Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(i)(iii)(2)):

(A) such old Physical Certificate will be promptly cancelled pursuant to Section 3(n);

(B) if only part of the Perpetual Strike Preferred Stock represented by such old Physical Certificate is to be so transferred or exchanged, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strike Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock represented by such old Physical Certificate not to be so transferred or exchanged; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h);

(C) in the case of a transfer:

(I) to the Depositary or a nominee thereof that will hold its interest in the shares of Perpetual Strike Preferred Stock to be so transferred in the form of one or more Global Certificates, the Company will cause the Registrar to reflect an increase in the number of shares of Perpetual Strike Preferred Stock represented by one or more existing Global Certificates by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate(s), which increase(s) are each in whole numbers of shares of Perpetual Strike Preferred Stock and aggregate to the total number of shares of Perpetual Strike Preferred Stock to be so transferred, and which Global Certificate(s) bear each legend, if any, required by Section 3(h); provided, however, that if such transfer cannot be so effected by notation on one or more existing Global Certificates (whether because no Global Certificates bearing each legend, if any, required by Section 3(h) then exist, because any such increase will result in any Global Certificate representing a number of shares of Perpetual Strike Preferred Stock exceeding the maximum number permitted by the Depositary or otherwise), then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Global Certificates that (x) each represent a whole number of shares of Perpetual Strike Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock that are to be so transferred but that are not effected by notation as provided above; and (y) bear each legend, if any, required by Section 3(h); and

(II) to a transferee that will hold its interest in the shares of Perpetual Strike Preferred Stock to be so transferred in the form of one or more Physical Certificates, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strike Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock to be so transferred; (y) are registered in the name of such transferee; and (z) bear each legend, if any, required by Section 3(h); and

(D) in the case of an exchange, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strike Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock to be so exchanged; (y) are registered in the name of the Person to whom such old Physical Certificate was registered; and (z) bear each legend, if any, required by Section 3(h).

(iv) Transfers of Shares Subject to Redemption or Conversion. Notwithstanding anything to the contrary in this Certificate of Designations, the Company, the Transfer Agent and the Registrar will not be required to register the transfer of or exchange any share of Perpetual Strike Preferred Stock that has been surrendered for Conversion or has been called for Redemption pursuant to a Redemption Notice, except to the extent that the Company fails to pay the related Redemption Price when due.

(j) Exchange and Cancellation of Perpetual Strike Preferred Stock to Be Converted or Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(i) Partial Conversions. If only a portion of a Holder’s Perpetual Strike Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(j)(i)) is to be Converted pursuant to Section 10, then, as soon as reasonably practicable after such old Physical Certificate is surrendered for such Conversion, the Company will cause such old Physical Certificate to be exchanged, pursuant and subject to Section 3(i)(iii), for (1) one or more Physical Certificates that each represent a whole number of shares of Perpetual Strike Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock represented by such old Physical Certificate that are not to be so Converted, and deliver such Physical Certificate(s) to such Holder; and (2) a Physical Certificate representing a whole number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock represented by such old Physical Certificate that are to be so Converted, which Physical Certificate will be Converted pursuant to the terms of this Certificate of Designations; provided, however, that the Physical Certificate referred to in this clause (2) need not be issued at any time after which such shares subject to such Conversion are deemed to cease to be outstanding pursuant to Section 3(p)(iv).

(ii) Cancellation of Perpetual Strike Preferred Stock Converted or Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(1) Physical Certificates. If a Holder’s Perpetual Strike Preferred Stock represented by a Physical Certificate (or any portion thereof that has not theretofore been exchanged pursuant to Section 3(j)(i)) (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(j)(ii)(1)) is to be Converted pursuant to Section 10 or repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the later of the time such Perpetual Strike Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p) and the time such old Physical Certificate is surrendered for such Conversion or repurchase, as applicable, (A) such old Physical Certificate will be cancelled pursuant to Section 3(n); and (B) in the case of a partial Conversion or repurchase, the Company will issue, execute and deliver to such Holder, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Strike Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Strike Preferred Stock equal to the number of shares of Perpetual Strike Preferred Stock represented by such old Physical Certificate that are not to be so Converted or repurchased, as applicable; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h).

(2) Global Certificates. If a Holder’s Perpetual Strike Preferred Stock represented by a Global Certificate (or any portion thereof) is to be Converted pursuant to Section 10 or repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the time such Perpetual Strike Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p), the Company will cause the Registrar to reflect a decrease of the number of shares of Perpetual Strike Preferred Stock represented by such Global Certificate in an amount equal to the number of shares of Perpetual Strike Preferred Stock represented by such Global Certificate that are to be so Converted or repurchased, as applicable, by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if the number of shares represented by such Global Certificate is zero following such notation, cancel such Global Certificate pursuant to Section 3(n)).

(k) Status of Retired Shares. Upon any share of Perpetual Strike Preferred Stock ceasing to be outstanding, such share will be deemed to be retired and to resume the status of an authorized and unissued share of preferred stock of the Company.

(l) Replacement Certificates. If a Holder of any Perpetual Strike Preferred Stock claims that the certificate(s) representing such Perpetual Strike Preferred Stock have been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a replacement certificate representing such Perpetual Strike Preferred Stock upon surrender to the Company or the Transfer Agent of such mutilated certificate, or upon delivery to the Company or the Transfer Agent of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Transfer Agent and the Company. In the case of a lost, destroyed or wrongfully taken certificate representing any Perpetual Strike Preferred Stock, the Company and the Transfer Agent may require the Holder thereof to provide such security or indemnity that is reasonably satisfactory to the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss that any of them may suffer if such certificate is replaced.

Every replacement Perpetual Strike Preferred Stock issued pursuant to this Section 3(l) will, upon such replacement, be deemed to be outstanding Perpetual Strike Preferred Stock, entitled to all of the benefits of this Certificate of Designations equally and ratably with all other Perpetual Strike Preferred Stock then outstanding.

(m) Registered Holders; Certain Rights with Respect to Global Certificates. Only the Holder of any Perpetual Strike Preferred Stock will have rights under this Certificate of Designations as the owner of such Perpetual Strike Preferred Stock. Without limiting the generality of the foregoing, Depositary Participants, as such, will have no rights under this Certificate of Designations with respect to the Perpetual Strike Preferred Stock represented by any Global Certificate held on their behalf by the Depositary or its nominee, or by the Transfer Agent as its custodian, and the Company and the Share Agents, and their respective agents, may treat the Depositary as the absolute owner of the Perpetual Strike Preferred Stock represented by such Global Certificate for all purposes whatsoever; provided, however, that (i) the Holder of any Perpetual Strike Preferred Stock represented by any Global Certificate may grant proxies and otherwise authorize any Person, including Depositary Participants and Persons that hold interests in Perpetual Strike Preferred Stock through Depositary Participants, to take any action that such Holder is entitled to take with respect to the Perpetual Strike Preferred Stock represented by such Global Certificate under this Certificate of Designations; and (ii) the Company and the Share Agents, and their respective agents, will use commercially reasonable efforts to give effect to any written certification, proxy or other authorization furnished by the Depositary.

(n) Cancellation. The Company may at any time deliver Perpetual Strike Preferred Stock to the Transfer Agent for cancellation. The Registrar, the Paying Agent and the Conversion Agent will forward to the Transfer Agent each share of Perpetual Strike Preferred Stock duly surrendered to them for transfer, exchange, payment or Conversion. The Company will cause the Transfer Agent to promptly cancel all shares of Perpetual Strike Preferred Stock so surrendered to it in accordance with its customary procedures.

(o) Shares Held by the Company or its Affiliates. Without limiting the generality of Sections 3(p) and 3(q), in determining whether the Holders of the required number of outstanding shares of Perpetual Strike Preferred Stock (and, if applicable, Voting Parity Stock) have concurred in any direction, waiver or consent, shares of Perpetual Strike Preferred Stock owned by the Company or any of its Affiliates will be deemed not to be outstanding.

(p)  Outstanding Shares.

(i)  Generally. The shares of Perpetual Strike Preferred Stock that are outstanding at any time will be deemed to be those shares of Perpetual Strike Preferred Stock that, at such time, have been duly executed by the Company and countersigned by the Transfer Agent, excluding those shares of Perpetual Strike Preferred Stock that have theretofore been (1) cancelled by the Transfer Agent or delivered to the Transfer Agent for cancellation in accordance with Section 3(n); (2) assigned a number of outstanding shares of zero by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of the Global Certificate representing such Perpetual Strike Preferred Stock; (3) paid or settled in full upon their Conversion or upon their repurchase pursuant to a Repurchase Upon Fundamental Change or Redemption in accordance with this Certificate of Designations; or (4) deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii),(iii) or (iv) of this Section 3(p).

(ii) Replaced Shares. If any certificate representing any share of Perpetual Strike Preferred Stock is replaced pursuant to Section 3(l), then such share will cease to be outstanding at the time of such replacement, unless the Transfer Agent and the Company receive proof reasonably satisfactory to them that such share is held by a “bona fide purchaser” under applicable law.

(iii) Shares to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption. If, on a Fundamental Change Repurchase Date or Redemption Date, the Paying Agent holds consideration in kind and amount that is sufficient to pay the aggregate Fundamental Change Repurchase Price or Redemption Price, as applicable, due on such date, then (unless there occurs a default in the payment of the Fundamental Change Repurchase Price or Redemption Price, as applicable): (1) the Perpetual Strike Preferred Stock to be repurchased pursuant to the related Repurchase Upon Fundamental Change or Redemption, as applicable, on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Company’s obligations pursuant to Section 5(d)); and (2) the rights of the Holders of such Perpetual Strike Preferred Stock, as such, will terminate with respect to such Perpetual Strike Preferred Stock, other than the right to receive the Fundamental Change Repurchase Price or Redemption Price, as applicable, as provided in Section 7 or Section 8 (and, if applicable, declared Regular Dividends as provided in Section 5(d)).

(iv) Shares to Be Converted. At the Close of Business on the Conversion Date for any Perpetual Strike Preferred Stock to be Converted, such Perpetual Strike Preferred Stock will (unless there occurs a default in the delivery of the Conversion Consideration due pursuant to Section 10 upon such Conversion) be deemed to cease to be outstanding (without limiting the Company’s obligations pursuant to Section 5(d)).

(q) Repurchases by the Company and its Subsidiaries. Without limiting the generality of Section 3(n), subject to applicable law, the Company or its Subsidiaries may directly or indirectly repurchase Perpetual Strike Preferred Stock in the open market or otherwise, whether through private or public tender or exchange offers, cash-settled swaps or other cash-settled derivatives without delivering prior notice to Holders.

(r) Notations and Exchanges. Without limiting any rights of Holders pursuant to Section 9, if any amendment, supplement or waiver to the Certificate of Incorporation or this Certificate of Designations changes the terms of any Perpetual Strike Preferred Stock, then the Company may, in its discretion, require the Holder of the certificate representing such Perpetual Strike Preferred Stock to deliver such certificate to the Transfer Agent so that the Transfer Agent may place an appropriate notation prepared by the Company on such certificate and return such certificate to such Holder. Alternatively, at its discretion, the Company may, in exchange for such Perpetual Strike Preferred Stock, issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new certificate representing such Perpetual Strike Preferred Stock that reflects the changed terms. The failure to make any appropriate notation or issue a new certificate representing any Perpetual Strike Preferred Stock pursuant to this Section 3(r) will not impair or affect the validity of such amendment, supplement or waiver.

(s) CUSIP and ISIN Numbers. The Company may use one or more CUSIP or ISIN numbers to identify any of the Perpetual Strike Preferred Stock, and, if so, the Company will use such CUSIP or ISIN number(s) in notices to Holders; provided, however, that the effectiveness of any such notice will not be affected by any defect in, or omission of, any such CUSIP or ISIN number(s).

Section 4. RANKING. The Perpetual Strike Preferred Stock will rank (a) senior to (i) Dividend Junior Stock with respect to the payment of dividends; and (ii) Liquidation Junior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; (b) equally with (i) Dividend Parity Stock with respect to the payment of dividends; and (ii) Liquidation Parity Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; and (c) junior to (i) Dividend Senior Stock with respect to the payment of dividends; and (ii) Liquidation Senior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

Section 5.  REGULAR DIVIDENDS.

(a) Generally.

(i)   Accumulation and Payment of Regular Dividends. The Perpetual Strike Preferred Stock will accumulate cumulative dividends (“Regular Dividends”) at a rate per annum equal to the Regular Dividend Rate on the Stated Amount thereof (and, to the extent described in the ~~fourth sentence~~final paragraph of this Section 5(a)(i), on unpaid Regular Dividends thereon), regardless of whether or not declared or funds are legally available for their payment. Subject to the other provisions of this Section 5, such Regular Dividends will be payable when, as and if declared by the Board of Directors, out of funds legally available for their payment to the extent paid in cash, ~~quarterly~~ in arrears on each Regular Dividend Payment Date (calculated in the manner set forth in Section 5(a)(iii)), to the Holders as of the Close of Business on the ~~immediately preceding~~ Regular Record Date~~.~~ corresponding (as provided in Section 5(a)(ii)) to such Regular Dividend Payment Date. Subject to Section 5(a)(iii), Regular Dividends on the Perpetual Strike Preferred Stock will accumulate ~~from, and including,~~on each Regular Record Date and will accumulate from, but excluding, the latest Regular Record Date corresponding to the last date to which Regular Dividends have been paid (or, ~~if no Regular Dividends have been paid, from, and including, the Initial Issue Date~~in the case of the Regular Dividend Payment Date occurring on January 4, 2027, from, but excluding, December 31, 2026, together, if the Final Pre-Amendment Dividend is not declared and paid in full on December 31, 2026 (or, if not a Business Day, the next Business Day) as contemplated by the final sentence of this paragraph, with accumulated Regular Dividends thereon calculated in accordance with the Original Amended Certificate of Designations as contemplated by such sentence and Section 17 (in the case of the Perpetual Strike Preferred Stock ~~issued on the Initial Issue~~outstanding as of the corresponding Regular Record Date), or as otherwise provided pursuant to Section 3(c) or in the certificate(s) representing the applicable Perpetual Strike Preferred Stock (in the case of any other Perpetual Strike Preferred Stock)) to, ~~but excluding, the~~and including, the latest Regular Record Date corresponding to the next Regular Dividend Payment Date. Declared Regular Dividends on the Perpetual Strike Preferred Stock will be payable in the manner set forth in Section 5(c). Notwithstanding anything to the contrary herein, the Regular Dividend payable in respect of the “Regular Dividend Payment Date” (as defined in the Original Amended Certificate of Designations) occurring on December 31, 2026 (the “Final Pre-Amendment Dividend”) will be calculated and paid and, to the extent applicable, accumulate, in the manner set forth in the Original Amended Certificate of Designations, the applicable terms of which are incorporated herein by reference solely for purposes of the Final Pre-Amendment Dividend.

~~(i)~~  If any accumulated Regular ~~Dividend~~Dividends (or any portion thereof) on the Perpetual Strike Preferred Stock is not paid on the ~~applicable~~last Regular Dividend Payment Date (which is referred to in this sentence as the “defaulted Regular Dividend Payment Date”) of any calendar quarter (or, if such Regular Dividend Payment Date is not a Business Day, the next Business Day), then additional Regular Dividends (“Compounded Dividends”) will accumulate on the amount of such unpaid Regular ~~Dividend~~Dividends, compounded quarterly ~~at~~on the last Regular Dividend Payment Date of each subsequent calendar quarter based on the Regular Dividend Rate~~, from, and including, such Regular~~ (calculated in the manner set forth in Section 5(a)(iii)), from, but excluding, the latest Regular Record Date corresponding to such defaulted Regular Dividend Payment Date to, ~~but excluding, the~~and including, the latest Regular Record Date corresponding to the date the same, including all Compounded Dividends thereon, is paid in full. Each reference in this Certificate of Designations to accumulated or unpaid Regular Dividends will include any Compounded Dividends that accumulate thereon pursuant to the previous sentence. For the avoidance of doubt, except as set forth in Section 5(b), nothing in this Certificate of Designations will require the Company or the Board of Directors to declare and pay Regular Dividends, regardless of whether funds are legally available for their payment, and Regular Dividends, if any, will be paid when, as and if declared by the Board of Directors, in its sole and absolute discretion, out of funds legally available for their payment to the extent paid in cash.

(ii)  Determination of Regular Record Date(s) Corresponding to Each Regular Dividend Payment Date. The Regular Dividend Payment Date that corresponds to each Regular Record Date will be the first Regular Dividend Payment Date that occurs after such Regular Record Date. For the avoidance of doubt, two (2) or more Regular Record Dates may correspond to a single Regular Dividend Payment Date, in which case the Regular Dividends (if declared in full) due in respect of such single Regular Dividend Payment Date will be that amount of Regular Dividends that have accumulated in respect of all Regular Record Dates that correspond to such single Regular Dividend Payment Date (together, if applicable, with any Compounded Dividends).

(iii)~~(ii)~~  Computation of Accumulated Regular Dividends. Accumulated Regular Dividends will be computed ~~on the basis of a 360-day year comprised of twelve 30-day months.~~as follows:

(1)  Generally. Subject to Section 13(b), the amount of Regular Dividends that accumulate on each outstanding share of Perpetual Strike Preferred Stock in respect of each Regular Record Date (which, for purposes of this Section 5(a)(iii)(1), is referred to as the “reference Regular Record Date”) (excluding Compounded Dividends, if any) will be the following (it being understood, for the avoidance of doubt, that such amount, if declared in full, will be payable for the Regular Dividend Payment Date corresponding to such reference Regular Record Date, together, if applicable, with any other amounts due in respect of any other Regular Record Date(s) that correspond to the same Regular Dividend Payment Date (together, if applicable, with Compounded Dividends)):

where:

S	=	the Stated Amount per share of Perpetual Strike Preferred Stock;

DR	=	the Regular Dividend Rate;

N	=	the total number of calendar days in the Semi-Monthly Dividend Period in which such reference Regular Record Date occurs;

n	=	the total number of calendar days in the period from, and including, the first calendar day of such Semi-Monthly Dividend Period to, and including, such reference Regular Record Date; and

Dx	=

the amount of Regular Dividends that accumulate on each outstanding share of Perpetual Strike Preferred Stock in respect of the Regular Record Date occurring on the xth calendar day of such Semi-Monthly Dividend Period (determined in accordance with this sentence, and rounded in accordance with the proviso to this sentence), except that D0 will be deemed to be equal to zero;

provided, however, that the amount, Dn, determined as aforesaid will be expressed as a dollar amount rounded as follows (before application of Section 13(b)): (A) if such reference Regular Record Date is the last Regular Record Date occurring in such Semi-Monthly Dividend Period, then such amount will not be rounded; and (B) in all other cases, if such dollar amount includes any fractional cent, then such dollar amount will be rounded down to the nearest cent.

(2) Compounded Dividends. For purposes of calculating the amount, if any, of Compounded Dividends that accumulate on any unpaid Regular Dividend, such amount will be calculated as set forth in Section 5(a)(iii)(1) in the same manner as if the amount of such unpaid Regular Dividend were treated as a portion of the Stated Amount per share of the Perpetual Strike Preferred Stock.

(3)  Redemption Price, Fundamental Change Repurchase Price and Liquidation Payments. For purposes of calculating the amount of accumulated and unpaid Regular Dividends to be included in the Redemption Price, the Fundamental Change Repurchase Price or a payment referred to in Section 6(a) to, and including, the Regular Record Date occurring on the applicable Redemption Date, Fundamental Change Repurchase Date or payment date referred to in Section 6(a), such amount will be calculated as set forth in Section 5(a)(iii)(1) (and, if applicable, Section 5(a)(iii)(2)) in the same manner as if such Regular Record Date corresponded to a Regular Dividend Payment Date for which a payment is being calculated, provided that the proviso to Section 5(a)(iii)(1) will not apply and the amount so calculated will be subject to rounding only pursuant to Section 13(b).

(iv)~~(iii)~~ Priority of the Application of Regular Dividend Payments to Arrearages. Each payment of declared Regular Dividends on the Perpetual Strike Preferred Stock will be applied to the earliest Regular Dividend ~~Period for~~Payment Date with respect to which Regular Dividends have not yet been paid.

(v)  Company Right to Specify Additional Regular Dividend Payment Dates. Notwithstanding anything to the contrary in this Certificate of Designations, solely for purposes of determining whether a day is a Regular Dividend

Payment Date (or any other day that is defined or otherwise determined by reference to any Regular Dividend Payment Date), the Company will have the right to elect to designate as a Business Day any day that would otherwise not be a Business Day. To exercise such right, the Company must provide notice of the same to Holders, provided, that the election set forth in such notice will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such election is provided, the Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date.” Once such notice of such election is provided, the Company will have the right to rescind, in whole or in part, such election by providing notice of the same to Holders, provided, that such rescission (1) will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such rescission is provided, the Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date”; and (2) will not be effective to cause the definition of Business Day to exclude any day that would be a Business Day as that term is defined in this Certificate of Designations without regard to this Section 5(a)(v) or to the proviso in the definition of “Business Day.” For the avoidance of doubt, an election referred to in the first sentence of this Section 5(a)(v) may (w) be with respect to a specific day; (x) be by reference to any category of days (such as “each Saturday”); (y) include any conditions (such as “each Saturday on which the Depositary accepts dividend payments on behalf of Depositary Participants”); and (z) provide for one or more future dates as of which the election will take effect (provided such future date(s) comply with the proviso in the second sentence of this Section 5(a)(v)). Notwithstanding anything to the contrary, the notice referred to in the second or third sentence of this Section 5(a)(v) will be deemed to have been duly sent if either (a) it is sent in compliance with Section 15; or (b) the information required to be included in such notice is (i) set forth in a press release issued through such national newswire service as the Company then uses or (ii) published through such other widely disseminated public medium as the Company then uses, including its website.

(b) Registered Public Equity Offerings. If the Company sells any shares of Class A Common Stock for cash through a registered public offering (including an at-the-market offering or follow-on offering) during the ninety (90) calendar days preceding ~~a Regular Record Date, then~~the fifteenth (15th) calendar day of the last calendar month of any calendar quarter, then (except to the extent previously declared and either paid or set aside for payment), subject to the terms of any Dividend Senior Stock, the Company will declare and pay, on or before the last Regular Dividend ~~due on the Regular Dividend~~ Payment Date ~~immediately after such Regular Record~~of such calendar quarter, the unpaid Regular Dividends, if any, that will have accumulated to, and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date (including, for the avoidance of doubt, Compounded Dividends, if any) to the extent the net proceeds to the Company of such sale(s) during such ninety (90) calendar days are sufficient to pay such unpaid Regular ~~Dividend~~Dividends; provided, however, to the extent permitted by the Depositary Procedures and the terms of any Senior Dividend Stock, and subject to Section 5(c)(iii), to the extent, and only to the extent, funds are not legally available for such payment, such payment of Regular Dividends will not be payable in cash and will, to the extent authorized, unissued and unreserved shares of Class A Common Stock are available, instead be payable in shares of Class A Common Stock. For the avoidance of doubt, payments of Regular Dividends will be applied in accordance with ~~Section 5(a)(iii)~~Section 5(a)(iv). For purposes of this Section 5(b), and for the avoidance of doubt, but without limitation, none of the following will constitute a sale of shares of Class A Common Stock: (i) the issuance or sale of any securities that are convertible into, or exchangeable or exercisable for, Class A Common Stock; (ii) the issuance of any shares of Class A Common Stock upon the conversion, exchange or exercise of any securities referred to clause (i) above; and (iii) the issuance or sale of any securities pursuant to a registration statement on Form S-8 (or any successor form).

For the avoidance of doubt, to the extent the Company fails to pay any portion of such unpaid Regular ~~Dividend~~Dividends in cash or shares of Class A Common Stock due to the limitations set forth in the preceding paragraph, such portion of such unpaid Regular ~~Dividend~~Dividends will constitute unpaid Regular Dividends and will accumulate Compounded Dividends pursuant to the ~~fourth sentence~~second paragraph of Section 5(a)(i) above.

(c) Method of Payment.

(i) Generally. Each declared Regular Dividend on the Perpetual Strike Preferred Stock will be paid in cash unless the Company elects, by sending written notice to each Holder no later than the Business Day after the date of declaration of such Regular Dividend, to pay all or any portion of such Regular Dividend in shares of Class A Common Stock. Such written notice must state the total dollar amount of the declared Regular Dividend per share of Perpetual Strike Preferred Stock and the respective dollar portions thereof that will be paid in cash and in shares of Class A Common Stock. Any such election made in such written notice, once sent, will be irrevocable (as to the applicable declared Regular Dividend) and will apply to all shares of Perpetual Strike Preferred Stock then outstanding.

(ii) Construction. References in this Certificate of Designations to Regular Dividends “paid” on the Perpetual Strike Preferred Stock, and any other similar language, will be deemed to include Regular Dividends paid thereon in shares of Class A Common Stock or a combination of cash and shares of Class A Common Stock in compliance with this Section 5.

(iii) Regular Dividends Paid Partially or Entirely in Shares of Class A Common Stock.

(1) Generally. The number of shares of Class A Common Stock payable in respect of any dollar amount of a declared Regular Dividend that the Company has duly elected to pay in shares of Class A Common Stock will be (x) such dollar amount, divided by (y) the Regular Dividend Stock Price for such Regular Dividend; provided, however, that, notwithstanding anything to the contrary in this Certificate of Designations, in no event will the total number of shares of Class A Common Stock issuable per share of Perpetual Strike Preferred Stock as payment for a declared Regular Dividend exceed an amount equal to (x) the total dollar amount of such declared Regular Dividend per share of Perpetual Strike Preferred Stock (including, for the avoidance of doubt, the portion thereof that the Company has elected to pay in shares of Class A Common Stock), divided by (y) the Floor Price in effect on the third (3rd) VWAP Trading Day preceding the Regular Dividend Payment Date for such Regular Dividend. If the dollar amount of such declared Regular Dividend per share of Perpetual Strike Preferred Stock that the Company has duly elected to pay in shares of Class A Common Stock exceeds the product of such Regular Dividend Stock Price and the maximum number of shares of Class A Common Stock deliverable (without regard to the Company’s obligation to pay cash in lieu of any fractional share of Class A Common Stock) per share of Perpetual Strike Preferred Stock in respect of such Regular Dividend, then the Company will, to the extent it is legally able to do so and not prohibited by the terms of any Dividend Senior Stock, declare and pay, on the relevant Regular Dividend Payment Date, such excess amount in cash. For the avoidance of doubt, to the extent the Company fails to so pay such excess amount in cash, such excess amount will constitute unpaid Regular Dividends and will accumulate Compounded Dividends pursuant to the ~~fourth sentence~~second paragraph of Section 5(a)(i) above.

(2) Payment of Cash in Lieu of any Fractional Share of Class A Common Stock. Notwithstanding anything to the contrary in Section 5(c)(iii)(1), but subject to Section 13(b), in lieu of delivering any fractional share of Class A Common Stock otherwise issuable as payment for all or any portion of a declared Regular Dividend that the Company has duly elected to pay in shares of Class A Common Stock, the Company will, to the extent it is legally able to do so and not prohibited by the terms of any Dividend Senior Stock, pay cash based on the Daily VWAP per share of Class A Common Stock on the third (3rd) VWAP Trading Day preceding the Regular Dividend Payment Date for such Regular Dividend. To the extent that the Company is not able to pay such fractional amount in cash under applicable law and in compliance with its indebtedness and the terms of any Dividend Senior Stock, it will instead (regardless of the limitations set forth in Section 5(c)(iii)(1), but subject to the availability of authorized, unissued and unreserved shares of Class A Common Stock) round up to the nearest whole share of Class A Common Stock for each Holder, and the Company will not have any obligation to pay such amount in cash and such amount will not form a part of the cumulative dividends that may be deemed to accumulate on the shares of Perpetual Strike Preferred Stock. For the avoidance of doubt, to the extent the Company fails to pay any portion of such declared Regular Dividend in cash or shares of Class A Common Stock due to the limitations set forth in the preceding sentence, such portion of such Regular Dividend will constitute unpaid Regular Dividends and will accumulate Compounded Dividends pursuant to the ~~fourth sentence~~second paragraph of Section 5(a)(i) above.

(3) When Holders Become Stockholders of Record of Shares of Class A Common Stock Issued as Payment for a Declared Regular Dividend. If the Company has duly elected to pay all or any portion of a declared Regular Dividend on any share of Perpetual Strike Preferred Stock in shares of Class A Common Stock, then such shares of Class A Common Stock, when issued, will be registered in the name of the Holder of such share of Perpetual Strike Preferred Stock as of the Close of Business on the related Regular Record Date, and such Holder will be deemed to become the holder of record of such shares of Class A Common Stock as of the Close of Business on the third (3rd) VWAP Trading Day preceding the related Regular Dividend Payment Date.

(4) Securities Laws Matters. If, in the Company’s reasonable judgment, the issuance of shares of Class A Common Stock as payment for any declared Regular Dividend on the Perpetual Strike Preferred Stock, or the resale of those shares by Holders or beneficial owners that are not, and have not at any time during the preceding three (3) months been, an Affiliate of the Company, requires registration under the Securities Act, then the Company will use its commercially reasonable efforts to:

(A) file and cause there to become effective under the Securities Act a registration statement covering such issuance or covering such resales from time to time, pursuant to Rule 415 under the Securities Act (or any successor rule), by such Holders or beneficial owners, as applicable;

(B) in the case of a resale registration statement, keep such registration statement effective under the Securities Act, and provide a prospectus that may be used in connection therewith, until all such shares are resold pursuant to such registration statement or are, or would be, eligible for resale without restriction, pursuant to Rule 144 under the Securities Act (or any successor rule), by Holders or beneficial owners that are not, and have not at any time during the preceding three (3) months been, an Affiliate of the Company;

(C) qualify or register such shares under applicable U.S. state securities laws, to the extent required in the Company’s reasonable judgment; provided, however, that the Company will not be required to qualify as a foreign corporation in, or consent to general service of process under the laws of, any jurisdiction where the Company is not at such time so qualified or subject to such service of process; and

(D) to the extent applicable, have such shares of Class A Common Stock approved for listing on any U.S. national or regional securities exchange on which the Class A Common Stock is then listed.

(d) Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change, Conversion or Redemption. If the Conversion Date, Fundamental Change Repurchase Date or Redemption Date of any share of Perpetual Strike Preferred Stock to be Converted or repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strike Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then ~~(without limiting the generality of Section 10(c)(ii))~~ the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Conversion or repurchase, as applicable, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share.

Except as provided in the preceding paragraph, Regular Dividends on any share of Perpetual Strike Preferred Stock will cease to accumulate from and after the Conversion Date, Fundamental Change Repurchase Date or Redemption Date, as applicable, for such share.

(e) Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights.

(i) Generally. Except as provided in Sections 5(e)(iii) and 5(e)(iv), this Certificate of Designations will not prohibit or restrict the Company or the Board of Directors from declaring or paying any dividend or distribution (whether in cash, securities or other property, or any combination of the foregoing) on any class or series of the Company’s stock, and, unless such dividend or distribution is also declared on the Perpetual Strike Preferred Stock, the Perpetual Strike Preferred Stock will not be entitled to participate in such dividend or distribution.

(ii) Construction. For purposes of Sections 5(e)(iii) and 5(e)(iv), a Regular Dividend on the Perpetual Strike Preferred Stock will be deemed to have been paid if such Regular Dividend is declared and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such Regular Dividend is set aside for the benefit of the Holders entitled thereto.

(iii) Limitation on Dividends on Parity Stock. If:

(1) less than all accumulated and unpaid Regular Dividends on the outstanding Perpetual Strike Preferred Stock have been declared and paid as of ~~any~~the Close of Business on the last Regular Dividend Payment Date of any calendar quarter; or

(2) the Board of Directors declares a Regular Dividend ~~on the Perpetual Strike Preferred Stock~~in respect of the last Regular Dividend Payment Date of any calendar quarter that is less than the total amount of unpaid Regular Dividends on the outstanding Perpetual Strike Preferred Stock that would accumulate to, ~~but excluding, the~~and including, the latest Regular Record Date corresponding to such Regular Dividend Payment Date ~~following such declaration~~, then, until and unless all accumulated and unpaid Regular Dividends on the outstanding Perpetual Strike Preferred Stock have been paid, no dividends may be declared or paid on any class or series of Dividend Parity Stock unless Regular Dividends are simultaneously declared on the Perpetual Strike Preferred Stock on a pro rata basis, such that (A) the ratio of (x) the dollar amount of Regular Dividends so declared per share of Perpetual Strike Preferred Stock to (y) the dollar amount of the total accumulated and unpaid Regular Dividends per share of Perpetual Strike Preferred Stock immediately before the payment of such Regular Dividend is no less than (B) the ratio of (x) the dollar amount of dividends so declared or paid per share of such class or series of Dividend Parity Stock to (y) the dollar amount of the total accumulated and unpaid dividends per share of such class or series of Dividend Parity Stock immediately before the payment of such dividend (which dollar amount in this clause (y) will, if dividends on such class or series of Dividend Parity Stock are not cumulative, be the full amount of dividends per share thereof in respect of the most recent dividend period thereof).

(iv) Limitation on Certain Payments. Subject to the next sentence, if any Perpetual Strike Preferred Stock is outstanding, then no dividends or distributions (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on any Junior Stock, and neither the Company nor any of its Subsidiaries will purchase, redeem or otherwise acquire for value (whether in cash, securities or other property, or any combination of the foregoing) any Junior Stock or Dividend Parity Stock, in each case unless all ~~accumulated~~ Regular Dividends, if any, on the Perpetual Strike Preferred Stock then outstanding ~~for all prior completed~~that have accumulated to, and including, the Regular Record Date immediately before the last Regular Dividend ~~Periods, if any,~~Payment Date of the last completed calendar quarter have been paid in full. Notwithstanding anything to the contrary in the preceding sentence, the restrictions set forth in the preceding sentence will not apply to the following:

(1) dividends and distributions on Junior Stock that are payable solely in shares of Junior Stock, together with cash in lieu of any fractional share;

(2) the purchase of any Junior Stock or Dividend Parity Stock solely with the proceeds of a substantially simultaneous sale of other Junior Stock;

(3) purchases, redemptions or other acquisitions of Junior Stock in connection with the administration of any benefit or other incentive plan of the Company (including any employment contract) in the ordinary course of business, including (x) the forfeiture of unvested shares of restricted stock, or any withholdings (including withholdings effected by a repurchase or similar transaction), or other surrender, of shares that would otherwise be deliverable upon exercise, delivery or vesting of equity awards under any such plan or contract, in each case whether for payment of applicable taxes or the exercise price, or otherwise; (y) cash paid in connection therewith in lieu of issuing any fractional share; and (z) purchases of Junior Stock pursuant to a publicly announced repurchase plan to offset the dilution resulting from issuances pursuant to any such plan or contract; provided, however, that repurchases pursuant to this clause (z) will be permitted pursuant to this Section 5(e)(iv)(3) only to the extent the number of shares of Junior Stock so repurchased does not exceed the related Number of Incremental Diluted Shares;

(4) purchases, or other payments in lieu of the issuance, of any fractional share of Junior Stock in connection with the conversion, exercise or exchange of such Junior Stock or of any securities convertible into, or exercisable or exchangeable for, Junior Stock;

(5) purchases, or other payments in lieu of the issuance, of any fractional share of Dividend Parity Stock in connection with the conversion, exercise or exchange of such Dividend Parity Stock or of any securities convertible into, or exercisable or exchangeable for, Dividend Parity Stock;

(6) (x) dividends and distributions of Junior Stock, or rights to acquire Junior Stock, pursuant to a stockholder rights plan; and (y) the redemption or repurchase of such rights pursuant to such stockholder rights plan;

(7) purchases of Junior Stock or Dividend Parity Stock pursuant to a binding contract (including a stock repurchase plan) to make such purchases, if such contract was in effect on the immediately preceding Regular Dividend Payment Date and such purchases, if effected immediately before such Regular Dividend Payment Date, would not have been prohibited by the first sentence of this Section 5(e)(iv);

(8) the settlement of any convertible note hedge transactions, capped call transactions or similar transactions entered into in connection with the issuance, by the Company or any of its Subsidiaries, of any debt securities that are convertible into, or exchangeable for, Class A Common Stock (or into or for any combination of cash and Class A Common Stock based on the value of the Class A Common Stock), provided such transactions are on customary terms and were entered into either (x) before the Initial Issue Date or (y) in compliance with the first sentence of this Section 5(e)(iv);

(9) the acquisition, by the Company or any of its Subsidiaries, of record ownership of any Junior Stock or Dividend Parity Stock solely on behalf of Persons (other than the Company or any of its Subsidiaries) that are the beneficial owners thereof, including as trustee or custodian (or as a result of the Company’s acquisition of another Person that was, immediately before such acquisition, the record or beneficial owner of such Junior Stock or Dividend Parity Stock as applicable, provided such record or beneficial ownership was not obtained in anticipation of such acquisition);

(10) the exchange, conversion or reclassification of Dividend Parity Stock solely for or into Junior Stock or other Dividend Parity Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share; and

(11) the exchange, conversion or reclassification of Junior Stock solely for or into other Junior Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share.

For the avoidance of doubt, this Section 5(e)(iv) will not prohibit or restrict the payment or other acquisition for value of any debt securities that are convertible into, or exchangeable for, any Capital Stock.

Section 6.  RIGHTS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

(a) Generally. If the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Stock, each share of Perpetual Strike Preferred Stock will entitle the Holder thereof to receive payment for the following amount out of the Company’s assets or funds legally available for distribution to the Company’s stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Stock:

(i) the Liquidation Preference per share of Perpetual Strike Preferred Stock as of the Business Day immediately before the date of such payment; and

(ii) all unpaid Regular Dividends, if any, that will have accumulated on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the date of such payment.

Upon payment of such amount in full on the outstanding Perpetual Strike Preferred Stock, Holders of the Perpetual Strike Preferred Stock will have no rights to the Company’s remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding shares of Perpetual Strike Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Liquidation Parity Stock, if any, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Stock, such assets or funds will be distributed ratably on the outstanding shares of Perpetual Strike Preferred Stock and Liquidation Parity Stock in proportion to the full respective distributions to which such shares would otherwise be entitled.

(b) Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company’s consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company’s assets (other than a sale, lease or other transfer in connection with the Company’s liquidation, dissolution or winding up) to, another Person will not, in itself, constitute the Company’s liquidation, dissolution or winding up, even if, in connection therewith, the Perpetual Strike Preferred Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

Section 7.  RIGHT OF THE COMPANY TO REDEEM THE PERPETUAL STRIKE PREFERRED STOCK.

(a) Optional Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (an “Optional Redemption”) all, and not less than all, of the Perpetual Strike Preferred Stock, for a cash purchase price equal to the Redemption Price, if the total aggregate Stated Amount of all Perpetual Strike Preferred Stock then outstanding is less than twenty five percent (25%) of the aggregate Stated Amount of the Perpetual Strike Preferred Stock issued on the Initial Issue Date.

(b) Tax Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (a “Tax Redemption”) all, and not less than all, of the Perpetual Strike Preferred Stock, for a cash purchase price equal to the Redemption Price, if a Tax Event occurs.

(c) Redemption Price.

(i) Optional Redemption. The Redemption Price per share of Perpetual Strike Preferred Stock called for Optional Redemption will be an amount equal to (1) the Liquidation Preference of such share as of the Business Day immediately before the date the Company sends the related Redemption Notice, plus (2) accumulated and unpaid Regular Dividends on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the Redemption Date; provided, however, that if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strike Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then (A) the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Optional Redemption, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share; and (B) the amount referred to in clause (2) above will instead be the excess, if any, of (x) the accumulated and unpaid Regular Dividends on such share to, ~~but excluding,~~and including, the Regular Record Date immediately before such Redemption Date over (y) the amount of such declared Regular Dividend on such share.

(ii) Tax Redemption. The Redemption Price per share of Perpetual Strike Preferred Stock called for Tax Redemption will be an amount equal to (1) the greater of (A) the Liquidation Preference of such share as of the Business Day immediately before the date the Company sends the related Redemption Notice and (B) the average of the Last Reported Sale Prices per share of Perpetual Strike Preferred Stock for the five (5) consecutive Trading Days ending on, and including, the Trading Day immediately before the related Redemption Notice Date, plus (2) accumulated and unpaid Regular Dividends on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the Redemption Date; provided, however, that if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strike Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then (A) the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Tax Redemption, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share; and (B) the amount referred to in clause (2) above will instead be the excess, if any, of (x) the accumulated and unpaid Regular Dividends on such share to, ~~but excluding,~~and including, the Regular Record Date immediately before such Redemption Date over (y)  the amount of such declared Regular Dividend on such share.

(d) Redemption Date. The Redemption Date will be a Business Day of the Company’s choosing that is no more than sixty (60), nor less than fifteen (15), calendar days after the Redemption Notice Date.

(e) Redemption Notice. To exercise the Company’s right to redeem the Perpetual Strike Preferred Stock pursuant to a Redemption, the Company must send notice of such Redemption to each Holder (the “Redemption Notice”).

Such Redemption Notice must state:

(i) that the Company has exercised its right to call all of the outstanding Perpetual Strike Preferred Stock for Redemption, briefly describing the Company’s Redemption right under this Certificate of Designations;

(ii) the Redemption Date;

(iii) a brief description of the manner in which the Redemption Price will be calculated;

(iv) if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strike Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with Section 5(d);

(v) the name and address of the Paying Agent, the Transfer Agent and the Conversion Agent; and

(vi) the CUSIP and ISIN numbers, if any, of the Perpetual Strike Preferred

Stock.

(f) Repurchases or Other Acquisitions Other Than by Redemption Not Affected. For the avoidance of doubt, nothing in this Section 7 will limit or otherwise apply to any repurchase or other acquisition, by the Company or its Affiliates, or any other Person, of any Perpetual Strike Preferred Stock not by Redemption (including in open market transactions, private or public tender or exchange offers or otherwise).

Section 8. RIGHT OF HOLDERS TO REQUIRE THE COMPANY TO REPURCHASE PERPETUAL STRIKE PREFERRED STOCK UPON A FUNDAMENTAL CHANGE.

(a) Fundamental Change Repurchase Right. Subject to the other terms of this Section 8, if a Fundamental Change occurs, then each Holder will have the right (the “Fundamental Change Repurchase Right”) to require the Company to repurchase some or all of such Holder’s Perpetual Strike ~~Preferred Stock~~ Preferred Stock on the Fundamental Change Repurchase Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Repurchase Price. Notwithstanding anything to the contrary in this Certificate of Designations, in no event will any Holder be entitled to exercise its Fundamental Change Repurchase Right in respect of a number of shares of Perpetual Strike Preferred Stock that is not a whole number.

(b) Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions. Notwithstanding anything to the contrary in this Section 8, (i) the Company will not be obligated to pay the Fundamental Change Repurchase Price of any shares of Perpetual Strike Preferred Stock to the extent, and only to the extent, the Company does not have sufficient funds legally available to pay the same; and (ii) if the Company does not have sufficient funds legally available to pay the Fundamental Change Repurchase Price of all shares of Perpetual Strike Preferred Stock that are otherwise to be repurchased pursuant to a Repurchase Upon Fundamental Change, then (1) the Company will pay the maximum amount of such Fundamental Change Repurchase Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of shares of Perpetual Strike Preferred Stock of such Holder that were otherwise to be repurchased pursuant to such Repurchase Upon Fundamental Change; and (2) the Company will cause all such shares as to which the Fundamental Change Repurchase Price was not paid to be returned to the Holder(s) thereof, and such shares will be deemed to remain outstanding. The Company will not voluntarily take any action, or voluntarily engage in any transaction, that would result in a Fundamental Change unless the Company has sufficient funds legally available to fully pay the maximum aggregate Fundamental Change Repurchase Price that would be payable in respect of such Fundamental Change on all shares of Perpetual Strike Preferred Stock then outstanding.

(c) Fundamental Change Repurchase Date. The Fundamental Change Repurchase Date for any Fundamental Change will be a Business Day of the Company’s choosing that is no more than thirty five (35), nor less than twenty (20), Business Days after the date the Company sends the related Fundamental Change Notice pursuant to Section 8(e).

(d) Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price for a share of Perpetual Strike Preferred Stock to be repurchased upon a Repurchase Upon Fundamental Change following a Fundamental Change is an amount in cash equal to (i) the Stated Amount of such share plus (ii) accumulated and unpaid Regular Dividends on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the Fundamental Change Repurchase Date for such Fundamental Change; provided, however, that if such Fundamental Change Repurchase Date is after a Regular ~~Dividend~~ Record Date for a declared Regular Dividend on the Perpetual Strike Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then (x) pursuant to Section 5(d), the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Repurchase Upon Fundamental Change, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share; and (y) the amount referred to in clause (ii) above will instead be the excess, if any, of (1) the accumulated and unpaid Regular Dividends on such share to, ~~but excluding~~and including, the Regular Record Date immediately before such Fundamental Change Repurchase Date over (2) the amount of such declared Regular Dividend on such share.

(e) Fundamental Change Notice. On or before the twentieth (20th) calendar day after the effective date of a Fundamental Change, the Company will send to each Holder a notice of such Fundamental Change (a “Fundamental Change Notice”). Such Fundamental Change Notice must state:

(i) briefly, the events causing such Fundamental Change;

(ii) the effective date of such Fundamental Change;

(iii) the procedures that a Holder must follow to require the Company to repurchase its Perpetual Strike Preferred Stock pursuant to this Section 8, including the deadline for exercising the Fundamental Change Repurchase Right and the procedures for submitting and withdrawing a Fundamental Change Repurchase Notice;

(iv) the Fundamental Change Repurchase Date for such Fundamental Change;

(v) a brief description of the manner in which the Fundamental Change Repurchase Price will be calculated;

(vi) if the Fundamental Change Repurchase Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strike Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with Section 5(d);

(vii) the name and address of the Paying Agent, the Transfer Agent and the Conversion Agent;

(viii) the Conversion Rate in effect on the date of such Fundamental Change Notice;

(ix) that shares of Perpetual Strike Preferred Stock for which a Fundamental Change Repurchase Notice has been duly tendered and not duly withdrawn must be delivered to the Paying Agent for the Holder thereof to be entitled to receive the Fundamental Change Repurchase Price;

(x) that shares of Perpetual Strike Preferred Stock that are subject to a Fundamental Change Repurchase Notice that has been duly tendered may be converted only if such Fundamental Change Repurchase Notice is withdrawn in accordance with this Certificate of Designations; and

(xi) the CUSIP and ISIN numbers, if any, of the Perpetual Strike Preferred Stock.

(f) Procedures to Exercise the Fundamental Change Repurchase Right.

(i) Delivery of Fundamental Change Repurchase Notice and Shares of Perpetual Strike Preferred Stock to Be Repurchased. To exercise its Fundamental Change Repurchase Right for any share(s) of Perpetual Strike Preferred Stock following a Fundamental Change, the Holder thereof must deliver to the Paying Agent:

(1) before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date (or such later time as may be required by law), a duly completed, written Fundamental Change Repurchase Notice with respect to such share(s); and

(2) such share(s), duly endorsed for transfer (to the extent such share(s) are represented by one or more Physical Certificates) or by book-entry transfer (to the extent such share(s) are represented by one or more Global Certificates).

(ii) Contents of Fundamental Change Repurchase Notices. Each Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Strike Preferred Stock must state:

(1)  if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2)  the number of shares of Perpetual Strike Preferred Stock to be repurchased, which must be a whole number; and

(3)  that such Holder is exercising its Fundamental Change Repurchase Right with respect to such share(s);

provided, however, that if such share(s) are represented by one or more Global Certificates, then such Fundamental Change Repurchase Notice must comply with the Depositary Procedures (and any such Fundamental Change Repurchase Notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

(iii) Withdrawal of Fundamental Change Repurchase Notice. A Holder that has delivered a Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Strike Preferred Stock may withdraw such Fundamental Change Repurchase Notice by delivering a written notice of withdrawal to the Paying Agent at any time before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date. Such withdrawal notice must state:

(1)  if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2)  the number of shares of Perpetual Strike Preferred Stock to be withdrawn, which must be a whole number; and

(3)  the number of shares of Perpetual Strike Preferred Stock, if any, that remain subject to such Fundamental Change Repurchase Notice, which must be a whole number;

provided, however, that if such share(s) are represented by one or more Global Certificates, then such withdrawal notice must comply with the Depositary Procedures (and any such withdrawal notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

If any Holder delivers to the Paying Agent any such withdrawal notice withdrawing any share(s) of Perpetual Strike Preferred Stock from any Fundamental Change Repurchase Notice previously delivered to the Paying Agent, and such share(s) have been surrendered to the Paying Agent, then such share(s) will be returned to the Holder thereof (or, if applicable with respect to any Global Certificate, any instructions for book-entry transfer to the Company or the Paying Agent of the applicable beneficial interest in such Global Certificate will be cancelled in accordance with the Depositary Procedures).

(g) Payment of the Fundamental Change Repurchase Price. Subject to Section 8(b), the Company will cause the Fundamental Change Repurchase Price for each share of Perpetual Strike Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change to be paid to the Holder thereof on or before the later of (i) the applicable Fundamental Change Repurchase Date; and (ii) the date (x) the Physical Certificate representing such share is delivered to the Paying Agent (in the case such share is represented by a Physical Certificate) or (y) the Depositary Procedures relating to the repurchase, and the delivery to the Paying Agent, of such Holder’s beneficial interest in the Global Certificate representing such share to be repurchased are complied with (in the case such share is represented by a Global Certificate). For the avoidance of doubt, Regular Dividends payable pursuant to the proviso to Section 8(d) on any share of Perpetual Strike Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change will be paid pursuant to such proviso and Section 5(d).

(h) Compliance with Applicable Securities Laws. To the extent applicable, the Company will comply, in all material respects, with all federal and state securities laws in connection with a Repurchase Upon Fundamental Change (including complying with Rules 13e- 4 and 14e-1 under the Exchange Act and filing any required Schedule TO, to the extent applicable) so as to permit effecting such Repurchase Upon Fundamental Change in the manner set forth in this Certificate of Designations; provided, however, that, to the extent that the Company’s obligations pursuant to this Section 8 conflict with any law or regulation that is applicable to the Company, the Company’s compliance with such law or regulation will not be considered to be a breach of such obligations.

(i) Third Party May Conduct Repurchase Offer In Lieu of the Company. Notwithstanding anything to the contrary in this Section 8, the Company will be deemed to satisfy its obligations under this Section 8 if (i) one or more third parties conduct any Repurchase Upon Fundamental Change and related offer to repurchase Perpetual Strike Preferred Stock otherwise required by this Section 8 in a manner that would have satisfied the requirements of this Section 8 if conducted directly by the Company; and (ii) an owner of a beneficial interest in any Global Certificate representing any Perpetual Strike Preferred Stock repurchased by such third party or parties will not receive a lesser amount (as a result of withholding or other similar taxes) than such owner would have received had the Company repurchased such Perpetual Strike Preferred Stock.

(j) No Requirement to Conduct an Offer to Repurchase Perpetual Strike Preferred Stock if the Fundamental Change Results in the Perpetual Strike Preferred Stock Becoming Convertible into an Amount of Cash Exceeding the Fundamental Change Repurchase Price. Notwithstanding anything to the contrary in this Section 8, the Company will not be required to send a Fundamental Change Notice pursuant to Section 8(e), or offer to repurchase or repurchase any Perpetual Strike Preferred Stock pursuant to this Section 8, in connection with a Class A Common Stock Change Event that constitutes a Fundamental Change pursuant to clause (b)(ii) of the definition thereof (regardless of whether such Class A Common Stock Change Event also constitutes a Fundamental Change pursuant to any other clause of such definition), if (i) the Reference Property of such Class A Common Stock Change Event consists entirely of cash in U.S. dollars; (ii) immediately after such Fundamental Change, the Perpetual Strike Preferred Stock becomes convertible (pursuant to Section 10(h)(i)) into consideration that consists solely of U.S. dollars in an amount per share of Perpetual Strike Preferred Stock that equals or exceeds the Fundamental Change Repurchase Price per share of Perpetual Strike Preferred Stock (calculated (x) assuming that the same includes accumulated and unpaid Regular Dividends to, ~~but excluding, the~~and including, the Regular Record Date immediately before the latest possible Fundamental Change Repurchase Date for such Fundamental Change; and (y) without regard to the proviso to Section 8(d)); and (iii) the Company timely sends the notice relating to such Class A Common Stock Change Event required pursuant to Section 10(h)(iv) and includes, in such notice, a statement that the Company is relying on this Section 8(j).

Section 9. VOTING RIGHTS. The Perpetual Strike Preferred Stock will have no voting rights except as set forth in this Section 9 or as provided in the Certificate of Incorporation or required by the Delaware General Corporation Law.

(a) Right to Designate up to Two Preferred Stock Directors Upon Regular Dividend Non-Payment Events.

(i) Generally. If a Regular Dividend Non-Payment Event occurs, then, subject to the other provisions of this Section 9(a), the authorized number of the Company’s directors will automatically increase by one (1) (or the Company will vacate the offices of one (1) of its directors) and the Holders, voting together as a single class with the holders of each other class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, will have the right to elect one (1) director (such director, the “Preferred Stock Director”) to fill such one (1) new directorship at the Company’s next annual meeting of stockholders (or, if earlier, at a special meeting of the Company’s stockholders called for such purpose) and at each following annual meeting of the Company’s stockholders until such Regular Dividend Non-Payment Event has been cured, at which time such right will terminate with respect to the Perpetual Strike Preferred Stock until and unless a subsequent Regular Dividend Non-Payment Event occurs; provided, however, that (1) as a condition (such condition, the “Director Qualification Requirement”) to the election of any such Preferred Stock Director, such election must not cause the Company to violate any rule of any securities exchange or other trading facility on which any of the Company’s securities are then listed or qualified for trading requiring that a majority of the Company’s directors be independent; and (2) notwithstanding anything to the contrary, the Board of Directors will at no time include more than two (2) Preferred Stock Directors, regardless of how many classes of Voting Parity Stock (which term, solely for purposes of this sentence, includes the Perpetual Strike Preferred Stock) have rights that are then exercisable to elect any number of Preferred Stock Directors. Upon the termination of such right with respect to the Perpetual Strike Preferred Stock and all other outstanding Voting Parity Stock, if any, the term of office of any person then serving as a Preferred Stock Director will immediately and automatically terminate (and, if the authorized number of the Company’s directors was increased by one (1) or two (2), as applicable, in connection with such Regular Dividend Non-Payment Event(s), then the authorized number of the Company’s directors will automatically decrease by one (1) or two (2), as applicable). A Preferred Stock Director will hold office until the Company’s next annual meeting of stockholders or, if earlier, upon his or her death, resignation or removal or the termination of the term of such office as provided above in this Section 9(a)(i); provided, however, that if (1) a class or series of Voting Parity Stock with similar voting rights regarding the election of directors upon a failure to pay dividends is outstanding; (2) such voting rights become exercisable at a time when a Preferred Stock Director holds office with respect to the Perpetual Strike Preferred Stock; and (3) a special meeting of the Company’s stockholders is called for the purpose of electing a director pursuant to such voting rights, then (x) Holders of the Perpetual Strike Preferred Stock will be entitled to vote, as a single class with the holders of such class or series of Voting Parity Stock, at such special meeting in respect of such election of such new director(s); and (y) the office of any such Preferred Stock Director of the Perpetual Strike Preferred Stock will terminate upon the election, at such special meeting, of the new director(s). For the avoidance of doubt, the compensation, if any, payable to any Preferred Stock Director will be at the Company’s sole and absolute discretion.

(ii) Removal and Vacancies of a Preferred Stock Director.

(1) Removal. At any time, a Preferred Stock Director may be removed either (A) with cause in accordance with applicable law; or (B) with or without cause by the affirmative vote of the Holders, voting together as a single class with the holders of each class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, representing a majority of the combined voting power of the Perpetual Strike Preferred Stock and such Voting Parity Stock.

(2) Filling Vacancies. During the continuance of a Regular Dividend Non-Payment Event, a vacancy in the office of a Preferred Stock Director (other than a vacancy before the initial election of the Preferred Stock Director in connection with such Regular Dividend Non-Payment Event) may be filled, subject to the Director Qualification Requirement, by the affirmative vote of the Holders, voting together as a single class with the holders of each class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, representing a majority of the combined voting power of the Perpetual Strike Preferred Stock and such Voting Parity Stock.

(iii) The Right to Call a Special Meeting to Elect a Preferred Stock Director. During the continuance of a Regular Dividend Non-Payment Event, the Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting rights regarding the election of directors upon a failure to pay dividends, which similar voting rights are then exercisable, representing at least twenty five percent (25%) of the combined voting power of the Perpetual Strike Preferred Stock and such Voting Parity Stock will have the right to call a special meeting of stockholders for the election of a Preferred Stock Director (including an election to fill any vacancy in the office of a Preferred Stock Director). Such right may be exercised by written notice, executed by such Holders and holders, as applicable, delivered to the Company at its principal executive offices (except that, in the case of any Global Certificate representing the Perpetual Strike Preferred Stock or a global certificate representing such Voting Parity Stock, such notice must instead comply with the applicable Depositary Procedures). Notwithstanding anything to the contrary in this Section 9(a)(iii), if the Company’s next annual or special meeting of stockholders is scheduled to occur within ninety (90) days after such right is exercised, and the Company is otherwise permitted to conduct such election at such next annual or special meeting, then such election will instead be included in the agenda for, and conducted at, such next annual or special meeting.

(b) Voting and Consent Rights with Respect to Specified Matters.

(i) Generally. Subject to the other provisions of this Section 9(b), while any Perpetual Strike Preferred Stock is outstanding, each of the following events will require, and cannot be effected without, the affirmative vote or consent of Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting or consent rights with respect to such event, representing at least a majority of the combined outstanding voting power of the Perpetual Strike Preferred Stock and such Voting Parity Stock, if any:

(1) any amendment, modification or repeal of any provision of the Certificate of Incorporation or this Certificate of Designations that materially adversely affects the special rights, preferences or voting powers of the Perpetual Strike Preferred Stock (other than an amendment, modification or repeal permitted by Section 9(b)(iii)); or

(2) the Company’s consolidation or combination with, or merger with or into, another Person, or any binding or statutory share exchange or reclassification involving the Perpetual Strike Preferred Stock, in each case unless:

(A) the Perpetual Strike Preferred Stock either (x) remains outstanding after such consolidation, combination, merger, share exchange or reclassification; or (y) is converted or reclassified into, or is exchanged for, or represents solely the right to receive, preference securities of the continuing, resulting or surviving Person of such consolidation, combination, merger, share exchange or reclassification, or the parent thereof;

(B) the Perpetual Strike Preferred Stock that remains outstanding or such preference securities, as applicable, have rights, preferences and voting powers that, taken as a whole, are not materially less favorable (as determined by the Board of Directors in good faith) to the Holders or the holders thereof, as applicable, than the rights, preferences and voting powers, taken as a whole, of the Perpetual Strike Preferred Stock immediately before the consummation of such consolidation, combination, merger, share exchange or reclassification; and

(C) the issuer of the Perpetual Strike Preferred Stock that remains outstanding or such preference securities, as applicable, is a corporation duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that, if not the Company, will succeed to the Company under this Certificate of Designations and the Perpetual Strike Preferred Stock;

provided, however, that (x) a consolidation, combination, merger, share exchange or reclassification that satisfies the requirements of clauses (A), (B) and (C) of Section 9(b)(i)(2) will not require any vote or consent pursuant to Section 9(b)(i)(1); and (y) each of the following will be deemed not to materially adversely affect the rights, preferences or voting powers of the Perpetual Strike Preferred Stock (or cause any of the rights, preferences or voting powers of any such preference securities to be “materially less favorable” for purposes of Section 9(b)(i)(2)(B)) and will not require any vote or consent pursuant to either Section 9(b)(i)(1) or 9(b)(i)(2):

(I) any increase in the number of the authorized but unissued shares of the Company’s undesignated preferred stock;

(II) any increase in the number of authorized or issued shares of Perpetual Strike Preferred Stock;

(III) the creation and issuance, or increase in the authorized or issued number, of any class or series of stock (including, for the avoidance of doubt, Dividend Senior Stock or Liquidation Senior Stock); and

(IV) the application of Section 10(h), including the execution and delivery of any supplemental instruments pursuant to Section 10(h)(iii) solely to give effect to such provision.

(ii) Where Some But Not All Classes or Series of Stock Are Adversely Affected. If any event set forth in Section 9(b)(i)(1) or 9(b)(i)(2) would materially adversely affect the rights, preferences or voting powers of one or more, but not all, classes or series of Voting Parity Stock (which term, solely for purposes of this sentence, includes the Perpetual Strike Preferred Stock), then those classes or series whose rights, preferences or voting powers would not be materially adversely affected will be deemed not to have voting or consent rights with respect to such event.

Furthermore, an amendment, modification or repeal described in Section 9(b)(i)(1) above that materially adversely affects the special rights, preferences or voting powers of the Perpetual Strike Preferred Stock cannot be effected without the affirmative vote or consent of Holders, voting separately as a class, of at least a majority of the Perpetual Strike Preferred Stock then outstanding.

(iii) Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 9(b)(i)(1), the Company may amend, modify or repeal any of the terms of the Perpetual Strike Preferred Stock without the vote or consent of any Holder to:

(1) cure any ambiguity or correct any omission, defect or inconsistency in this Certificate of Designations or the certificates representing the Perpetual Strike Preferred Stock, including the filing of a certificate of correction, or a corrected instrument, pursuant to Section 103(f) of the Delaware General Corporation Law in connection therewith;

(2) conform the provisions of this Certificate of Designations or the certificates representing the Perpetual Strike Preferred Stock to the “Description of Perpetual Strike Preferred Stock” section of the Company’s preliminary prospectus supplement, dated January 27, 2025, relating to the initial offering and sale of the Perpetual Strike Preferred Stock, as supplemented by the related pricing term sheet dated January 30, 2025;

(3) provide for or confirm the issuance of additional Perpetual Strike Preferred Stock pursuant to this Certificate of Designations;

(4) provide for any transfer restrictions that apply to any shares of Perpetual Strike Preferred Stock (other than the shares of Perpetual Strike Preferred Stock issued on the Initial Issue Date and any shares of Perpetual Strike Preferred Stock issued in exchange therefor or in substitution thereof) that, at the time of their original issuance, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act or that are originally issued in reliance upon Regulation S under the Securities Act; or

(5) make any other change to the Certificate of Incorporation, this Certificate of Designations or the certificates representing the Perpetual Strike Preferred Stock that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holders that have consented to such change), as such, in any material respect (as determined by the Board of Directors in good faith).

(c)  Procedures for Voting and Consents.

(i) Rules and Procedures Governing Votes and Consents. If any vote or consent of the Holders will be held or solicited, including at a regular annual meeting or a special meeting of stockholders, then the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 9. Such rules and procedures may include fixing a record date to determine the Holders (and, if applicable, holders of Voting Parity Stock) that are entitled to vote or provide consent, as applicable, rules governing the solicitation and use of proxies or written consents and customary procedures for the nomination and designation, by Holders (and, if applicable, holders of Voting Parity Stock), of a Preferred Stock Director for election. Without limiting the foregoing, the Persons calling any special meeting of stockholders pursuant to Section 9(a)(iii) will, at their election, be entitled to specify one or more Preferred Stock Director nominees in the notice referred to in such section, if such special meeting is scheduled to include the election of any Preferred Stock Director (including an election to fill any vacancy in the office of any Preferred Stock Director).

(ii) Voting Power of the Perpetual Strike Preferred Stock and Voting Parity Stock. Each share of Perpetual Strike Preferred Stock will be entitled to one vote on each matter on which the Holders of the Perpetual Strike Preferred Stock are entitled to vote separately as a class and not together with the holders of any other class or series of stock. The respective voting powers of the Perpetual Strike Preferred Stock and all classes or series of Voting Parity Stock entitled to vote on any matter together as a single class will be determined (including for purposes of determining whether a plurality, majority or other applicable portion of votes has been obtained) in proportion to their respective liquidation amounts. Solely for purposes of the preceding sentence, the liquidation amount of the Perpetual Strike Preferred Stock or any such class or series of Voting Parity Stock will be the maximum amount payable in respect of the Perpetual Strike Preferred Stock or such class or series, as applicable, assuming the Company is liquidated on the record date for the applicable vote or consent (or, if there is no record date, on the date of such vote or consent).

(iii) Voting Standard for the Election of Preferred Stock Directors. At any meeting in which the Perpetual Strike Preferred Stock (and, if applicable, any class or series of Voting Parity Stock) is entitled to elect any Preferred Stock Director (including to fill any vacancy in the office of any Preferred Stock Director), the presence, in person or by proxy, of Holders of Perpetual Strike Preferred Stock (and, if applicable, holders of each such class or series) representing a majority of the outstanding voting power of the Perpetual Strike Preferred Stock (and, if applicable, each such class or series) will constitute a quorum. The affirmative vote of a majority of the outstanding voting power of the Perpetual Strike Preferred Stock (and, if applicable, each such class or series) cast at such a meeting at which a quorum is present will be sufficient to elect a Preferred Stock Director.

(iv) Written Consent in Lieu of Stockholder Meeting. A consent or affirmative vote of the Holders pursuant to Section 9(b) may be given or obtained either in writing without a meeting or in person or by proxy at a regular annual meeting or a special meeting of stockholders.

Section 10.  CONVERSION.

(a) Generally. Subject to the provisions of this Section 10, each Holder may, at its option, Convert some or all of such Holder’s Perpetual Strike Preferred Stock into Conversion Consideration on any Business Day.

(b)  When the Perpetual Strike Preferred Stock May Be Converted.

(i) Generally. Subject to Section 10(b)(ii), the Perpetual Strike Preferred Stock may be surrendered for Conversion only after the Open of Business and before the Close of Business on any day that is a Business Day.

(ii) Limitations and Closed Periods. Notwithstanding anything to the contrary in this Certificate of Designations:

(1) if a Fundamental Change Repurchase Notice is validly delivered by a Holder pursuant to Section 8(f) with respect to any share of Perpetual Strike Preferred Stock, then such share may not be Converted, except to the extent (x) such notice is withdrawn in accordance with Section 8(f); or (y) the Company fails to pay the related Fundamental Change Repurchase Price for such share in accordance with this Certificate of Designations;

(2)  if the Company calls the Perpetual Strike Preferred Stock for Redemption, then the Perpetual Strike Preferred Stock may not be Converted after the Close of Business on the second (2nd) Business Day immediately before the related Redemption Date (unless the Company fails to pay the Redemption Price due on such Redemption Date in full, in which case the Perpetual Strike Preferred Stock may be Converted at any time until such time as the Company pays such Redemption Price in full); and

(3)  the minimum number of shares of a beneficial owner’s Perpetual Strike Preferred Stock that may be surrendered for Conversion with the same Conversion Date is the lesser of (x) all of such beneficial owner’s Perpetual Strike Preferred Stock; and (y) a number of shares equal to the Minimum Perpetual Strike Preferred Stock Conversion Denomination.

(c)  Treatment of Dividends Upon Conversion.

(i) Adjustments for Accumulated Dividends. The Conversion Rate will not be adjusted to account for any accumulated and unpaid dividends on any Perpetual Strike Preferred Stock being Converted.

(ii) Conversions Between a Regular Record Date and a Regular Dividend Payment Date. Notwithstanding anything to the contrary in this Certificate of Designations, if the Conversion Date of any share of Perpetual Strike Preferred Stock to be Converted is after a Regular Record Date for a declared Regular Dividend on the Perpetual Strike Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then ~~(1)~~ such Regular Dividend will be paid pursuant to Section 5(d) notwithstanding such Conversion~~; and (2) the Holder surrendering such share for Conversion must deliver, at the time it surrenders such share for Conversion, an amount of cash equal to the amount of such declared Regular Dividend on such share; provided, however, that the Holder surrendering such share for Conversion need not deliver cash (x) if the Company has specified a Redemption Date that is after such Regular Record Date and on or before the second (2nd) Business Day immediately after such Regular Dividend Payment Date; (y) if the Company specifies a Fundamental Change Repurchase Date that is after such Regular Record Date and on or before the Business Day immediately after such Regular Dividend Payment Date; or (z) to the extent of any accumulated dividend in respect of any Regular Dividend Period before the Regular Dividend Period in which such Regular Record Date occurs.~~.

(d) Conversion Procedures.

(i) Requirements for Holders to Exercise Conversion Right.

(1) Global Certificates. To Convert a beneficial interest in a Global Certificate, the owner of such beneficial interest must (x) comply with the Depositary Procedures for Converting such beneficial interest (at which time such Early Conversion will become irrevocable); and (y~~) if applicable, pay any declared Regular Dividend payable on the next Regular Dividend Payment Date pursuant to Section 10(c)(ii); and (z~~) if applicable, pay any documentary or other taxes pursuant to Section 11(c).

(2) Physical Certificates. To Convert any share of Perpetual Strike Preferred Stock represented by a Physical Certificate, the Holder of such share must (v) complete, manually sign and deliver to the Conversion Agent the Conversion Notice attached to such Physical Certificate or a facsimile of such Conversion Notice; (w) deliver such Physical Certificate to the Conversion Agent (at which time such Conversion will become irrevocable); (x) furnish any endorsements and transfer documents that the Company or the Conversion Agent may require; and (y~~) if applicable, pay any declared Regular Dividend payable on the next Regular Dividend Payment Date pursuant to Section 10(c)(ii); and (z~~) if applicable, pay any documentary or other taxes as pursuant to Section 11(c).

(ii)  When Converting Holders Become Stockholders of Record of the Shares of Class A Common Stock Issuable Upon Conversion. The Person in whose name any share of Class A Common Stock is issuable upon Conversion of any Perpetual Strike Preferred Stock will be deemed to become the holder of record of such share as of the Close of Business on the Conversion Date for such Conversion.

(iii)  Conversions of Fractional Shares Not Permitted. Notwithstanding anything to the contrary in this Certificate of Designations, in no event will any Holder be entitled to Convert a number of shares of Perpetual Strike Preferred Stock that is not a whole number.

(e)  Settlement Upon Conversion.

(i) Consideration Due Upon Conversion. Subject to Section 13(b), upon Conversion of any Perpetual Strike Preferred Stock, the Company will deliver, for each share of Perpetual Strike Preferred Stock being Converted a number of shares of Class A Common Stock equal to the Conversion Rate in effect immediately before the Close of Business on such Conversion Date; provided, however, in lieu of delivering any fractional share of Class A Common Stock otherwise due upon Conversion of any Perpetual Strike Preferred Stock, the Company will, to the extent it is legally able to do so, pay cash based on the Last Reported Sale Price per share of Class A Common Stock on the Conversion Date for such Conversion (or, if such Conversion Date is not a Trading Day, the immediately preceding Trading Day). In the event that the Company cannot pay cash in lieu of a fractional share, the Company will, to the extent authorized, unissued and unreserved shares of Class A Common Stock are available, instead round up to the nearest whole share of Class A Common Stock for the applicable Converting Holder and the Company will not have any obligation to pay such amount in cash.

(ii)  Delivery of Conversion Consideration. The Company will (subject to the Depositary Procedures, in the case of Perpetual Strike Preferred Stock that is represented by any Global Certificate) pay or deliver, as applicable, the Conversion Consideration due upon Conversion of any Perpetual Strike Preferred Stock on or before the second (2nd) Business Day immediately after the Conversion Date for such Conversion.

(iii)  Delivery of Treasury Shares. Each share of Class A Common Stock delivered upon Conversion of the Perpetual Strike Preferred Stock will be a newly issued or treasury share. To the extent the Company delivers shares of Class A Common Stock held in its treasury in settlement of any obligation under this Certificate of Designations to deliver shares of Class A Common Stock, each reference in this Certificate of Designations to the issuance of shares of Class A Common Stock in connection therewith will be deemed to include such delivery.

(f)  Conversion Rate Adjustments.

(i)  Events Requiring an Adjustment to the Conversion Rate. The Conversion Rate will be adjusted from time to time as follows:

(1) Stock Dividends, Splits and Combinations. If the Company issues solely shares of Class A Common Stock as a dividend or distribution on all or substantially all shares of the Class A Common Stock, or if the Company effects a stock split or a stock combination of the Class A Common Stock (in each case excluding an issuance solely pursuant to a Class A Common Stock Change Event, as to which Section 10(h) will apply), then the Conversion Rate will be adjusted based on the following formula:

where:

CR0	=

the Conversion Rate in effect immediately before the Close of Business on the Record Date for such dividend or distribution, or immediately before the Close of Business on the effective date of such stock split or stock combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date or effective date, as applicable;

OS0	=

the number of shares of Class A Common Stock outstanding immediately before the Close of Business on such Record Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and

OS1	=	the number of shares of Class A Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

If any dividend, distribution, stock split or stock combination of the type described in this Section 10(f)(i)(1) is declared or announced, but not so paid or made, then the Conversion Rate will be readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

(2) Rights, Options and Warrants. If the Company distributes, to all or substantially all holders of Class A Common Stock, rights, options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan, as to which Section 10(f)(i)(3)(A) and Section 10(f)(iv) will apply) entitling such holders, for a period of not more than sixty (60) calendar days after the Record Date of such distribution, to subscribe for or purchase shares of Class A Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced, then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on such Record Date;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date;

OS	=	the number of shares of Class A Common Stock outstanding immediately before the Close of Business on such Record Date;

X	=	the total number of shares of Class A Common Stock issuable pursuant to such rights, options or warrants; and

Y	=

a number of shares of Class A Common Stock obtained by dividing (x) the aggregate price payable to exercise such rights, options or warrants by (y) the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced.

To the extent such rights, options or warrants are not so distributed, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the increase to the Conversion Rate for such distribution been made on the basis of only the rights, options or warrants, if any, actually distributed. In addition, to the extent that shares of Class A Common Stock are not delivered after the expiration of such rights, options or warrants (including as a result of such rights, options or warrants not being exercised), the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the increase to the Conversion Rate for such distribution been made on the basis of delivery of only the number of shares of Class A Common Stock actually delivered upon exercise of such rights, options or warrants.

For purposes of this Section 10(f)(i)(2), in determining whether any rights, options or warrants entitle holders of Class A Common Stock to subscribe for or purchase shares of Class A Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date the distribution of such rights, options or warrants is announced, and in determining the aggregate price payable to exercise such rights, options or warrants, there will be taken into account any consideration the Company receives for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration, if not cash, to be determined by the Company in good faith and in a commercially reasonable manner.

(3) Spin-Offs and Other Distributed Property.

(A) Distributions Other than Spin-Offs. If the Company distributes shares of its Capital Stock, evidences of the Company’s indebtedness or other assets or property of the Company, or rights, options or warrants to acquire the Company’s Capital Stock or other securities, to all or substantially all holders of the Class A Common Stock, excluding:

(I) dividends, distributions, rights, options or warrants for which an adjustment to the Conversion Rate is required (or would be required without regard to Section 10(f)(iii)) pursuant to Section 10(f)(i)(1) or 10(f)(i)(2);

(II) dividends or distributions paid exclusively in cash for which an adjustment to the Conversion Rate is required (or would be required without regard to Section 10(f)(iii)) pursuant to Section 10(f)(i)(4);

(III) rights issued or otherwise distributed pursuant to a stockholder rights plan, except to the extent provided in Section 10(f)(iv);

(IV) Spin-Offs for which an adjustment to the Conversion Rate is required (or would be required without regard to Section 10(f)(iii)) pursuant to Section 10(f)(i)(3)(B);

(V) a distribution solely pursuant to a tender offer or exchange offer for shares of Class A Common Stock, as to which Section 10(f)(i)(5) will apply; and

(VI) a distribution solely pursuant to a Class A Common Stock Change Event, as to which Section 10(h) will apply,

then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on the Record Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date;

SP	=

the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the Ex-Dividend Date for such distribution; and

FMV	=

the fair market value (as determined by the Company in good faith and in a commercially reasonable manner), as of such Record Date, of the shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants distributed per share of Class A Common Stock pursuant to such distribution;

provided, however, that, if FMV is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, each Holder will receive, for each share of Perpetual Strike Preferred Stock held by such Holder on such Record Date, at the same time and on the same terms as holders of Class A Common Stock, and without having to convert its Perpetual Strike Preferred Stock, the amount and kind of shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants that such Holder would have received in such distribution if such Holder had owned, on such Record Date, a number of shares of Class A Common Stock equal to the Conversion Rate in effect on such Record Date.

To the extent such distribution is not so paid or made, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the distribution, if any, actually made or paid.

(B) Spin-Offs. If the Company distributes or dividends shares of Capital Stock of any class or series, or similar equity interests, of or relating to an Affiliate or Subsidiary or other business unit of the Company to all or substantially all holders of the Class A Common Stock (other than solely pursuant to (x) a Class A Common Stock Change Event, as to which Section 10(h) will apply; or (y) a tender offer or exchange offer for shares of Class A Common Stock, as to which Section 10(f)(i)(5) will apply), and such Capital Stock or equity interests are listed or quoted (or will be listed or quoted upon the consummation of the transaction) on a U.S. national securities exchange (a “Spin-Off”), then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Spin-Off Valuation Period for such Spin-Off;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Spin-Off Valuation Period;

FMV	=

the product of (x) the average of the Last Reported Sale Prices per share or unit of the Capital Stock or equity interests distributed in such Spin-Off over the ten (10) consecutive Trading Day period (the “Spin-Off Valuation Period”) beginning on, and including, the Ex-Dividend Date for such Spin-Off (such average to be determined as if references to Class A Common Stock in the definitions of “Last Reported Sale Price,” “Trading Day” and “Market Disruption Event” were instead references to such Capital Stock or equity interests); and (y) the number of shares or units of such Capital Stock or equity interests distributed per share of Class A Common Stock in such Spin-Off; and

SP	=	the average of the Last Reported Sale Prices per share of Class A Common Stock for each Trading Day in the Spin-Off Valuation Period.

Notwithstanding anything to the contrary in this Section 10(f)(i)(3)(B), if the Conversion Date for any share of Perpetual Strike Preferred Stock to be Converted occurs during the Spin-Off Valuation Period, then, solely for purposes of determining the consideration due in respect of such Conversion, such Spin-Off Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Ex-Dividend Date for such Spin-Off to, and including, such Conversion Date.

To the extent any dividend or distribution of the type described in Section 10(f)(i)(3)(B) is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(4) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Class A Common Stock, then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date;

SP	=	the Last Reported Sale Price per share of Class A Common Stock on the Trading Day immediately before the Ex-Dividend Date for such dividend or distribution; and

D	=	the cash amount distributed per share of Class A Common Stock in such dividend or distribution;

provided, however, that, if D is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, each Holder will receive, for each share of Perpetual Strike Preferred Stock held by such Holder on such Record Date, at the same time and on the same terms as holders of Class A Common Stock, and without having to Convert its Perpetual Strike Preferred Stock, the amount of cash that such Holder would have received in such dividend or distribution if such Holder had owned, on such Record Date, a number of shares of Class A Common Stock equal to the Conversion Rate in effect on such Record Date. To the extent such dividend or distribution is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(5) Tender Offers or Exchange Offers. If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Class A Common Stock (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act), and the value (determined as of the Expiration Time by the Company in good faith and in a commercially reasonable manner) of the cash and other consideration paid per share of Class A Common Stock in such tender or exchange offer exceeds the Last Reported Sale Price per share of Class A Common Stock on the Trading Day immediately after the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period for such tender or exchange offer;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period;

AC	=

the aggregate value (determined as of the time (the “Expiration Time”) such tender or exchange offer expires by the Company in good faith and in a commercially reasonable manner) of all cash and other consideration paid for shares of Class A Common Stock purchased or exchanged in such tender or exchange offer;

OS0	=

the number of shares of Class A Common Stock outstanding immediately before the Expiration Time (including all shares of Class A Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=

the number of shares of Class A Common Stock outstanding immediately after the Expiration Time (excluding all shares of Class A Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP	=

the average of the Last Reported Sale Prices per share of Class A Common Stock over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) beginning on, and including, the Trading Day immediately after the Expiration

Date;

provided, however, that the Conversion Rate will in no event be adjusted down pursuant to this Section 10(f)(i)(5), except to the extent provided in the immediately following paragraph. Notwithstanding anything to the contrary in this Section 10(f)(i)(5), if the Conversion Date for any share of Perpetual Strike Preferred Stock to be Converted occurs during the Tender/Exchange Offer Valuation Period for such tender or exchange offer, then, solely for purposes of determining the consideration due in respect of such Conversion, such Tender/Exchange Offer Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Trading Day immediately after the Expiration Date to, and including, such Conversion Date.

To the extent such tender or exchange offer is announced but not consummated (including as a result of being precluded from consummating such tender or exchange offer under applicable law), or any purchases or exchanges of shares of Class A Common Stock in such tender or exchange offer are rescinded, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Class A Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(ii) No Adjustments in Certain Cases.

(1) Where Holders Participate in the Transaction or Event Without Conversion. Notwithstanding anything to the contrary in Section 10(f)(i), the Company is not required to adjust the Conversion Rate for a transaction or other event otherwise requiring an adjustment pursuant to Section 10(f)(i) (other than a stock split or combination of the type set forth in Section 10(f)(i)(1) or a tender or exchange offer of the type set forth in Section 10(f)(i)(5)) if each Holder participates, at the same time and on the same terms as holders of Class A Common Stock, and solely by virtue of being a Holder of the Perpetual Strike Preferred Stock, in such transaction or event without having to Convert such Holder’s Perpetual Strike Preferred Stock and as if such Holder held a number of shares of Class A Common Stock equal to the product of (A) the Conversion Rate in effect on the related Record Date; and (B) the total number of shares of Perpetual Strike Preferred Stock held by such Holder on such Record Date.

(2) Certain Events. The Company will not be required to adjust the Conversion Rates except pursuant to Section 10(f)(i). Without limiting the foregoing, the Company will not be required to adjust the Conversion Rate on account of:

(A) except as otherwise provided in Section 10(f)(i), the sale of shares of Class A Common Stock for a purchase price that is less than the market price per share of Class A Common Stock or less than the Conversion Price of the Perpetual Strike Preferred Stock;

(B) the issuance of any shares of Class A Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Class A Common Stock under any such plan;

(C) the issuance of any shares of Class A Common Stock or options or rights to purchase shares of Class A Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;

(D) the issuance of any shares of Class A Common Stock pursuant to any option, warrant, right or convertible or exchangeable security of the Company outstanding as of the Initial Issue Date; or

(E) solely a change in the par value of the Class A Common Stock.

(iii) Adjustment Deferral. If an adjustment to the Conversion Rate otherwise required by this Certificate of Designations would result in a change of less than one percent (1%) to the Conversion Rate, then the Company may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest of the following: (1) when all such deferred adjustments would, had they not been so deferred and carried forward, result in a change of at least one percent (1%) to the Conversion Rate; (2) the Conversion Date of any share of Perpetual Strike Preferred Stock; (3) the Redemption Notice Date for any Redemption; and (4) the date on which a Fundamental Change occurs.

(iv) Stockholder Rights Plans. If any shares of Class A Common Stock are to be issued upon Conversion of any Perpetual Strike Preferred Stock and, at the time of such Conversion, the Company has in effect any stockholder rights plan, then the Holder of such Perpetual Strike Preferred Stock will be entitled to receive, in addition to, and concurrently with the delivery of, the consideration otherwise due upon such Conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Class A Common Stock at such time, in which case, and only in such case, the Conversion Rate will be adjusted pursuant to Section 10(f)(i)(3)(A) on account of such separation as if, at the time of such separation, the Company had made a distribution of the type referred to in such Section 10(f)(i)(3)(A) to all holders of Class A Common Stock, subject to potential readjustment in accordance with the last paragraph of Section 10(f)(i)(3)(A).

(v) Determination of the Number of Outstanding Shares of Class A Common Stock. For purposes of Section 10(f)(i), the number of shares of Class A Common Stock outstanding at any time will (1) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Class A Common Stock; and (2) exclude shares of Class A Common Stock held in the Company’s treasury (unless the Company pays any dividend or makes any distribution on shares of Class A Common Stock held in its treasury).

(vi) Calculations. All calculations with respect to the Conversion Rate and adjustments thereto will be made to the nearest 1/10,000th of a share of Class A Common Stock (with 5/100,000ths rounded upward).

(vii) Notice of Conversion Rate Adjustments. Upon the effectiveness of any adjustment to the Conversion Rate pursuant to Section 10(f)(i), the Company will, as soon as reasonably practicable and no later than ten (10) Business Days after the date of such effectiveness, send notice to the Holders containing (1) a brief description of the transaction or other event on account of which such adjustment was made; (2) the Conversion Rate in effect immediately after such adjustment; and (3) the effective time of such adjustment.

(g) Voluntary Conversion Rate Increases. To the extent permitted by law and applicable stock exchange rules, the Company, from time to time, may (but is not required to), by notice to the Holders, increase the Conversion Rate by any amount if (i) the Board of Directors determines that such increase is in the Company’s best interest or that such increase is advisable to avoid or diminish any income tax imposed on holders of Class A Common Stock or rights to purchase Class A Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Class A Common Stock or any similar event; (ii) such increase is in effect for a period of at least twenty (20) Business Days; and (iii) such increase is irrevocable during such period.

(h) Effect of Class A Common Stock Change Event.

(i) Generally. If there occurs any:

(1) recapitalization, reclassification or change of the Class A Common Stock, other than (x) changes solely resulting from a subdivision or combination of the Class A Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value or (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities;

(2) consolidation, merger, combination or binding or statutory share exchange involving the Company;

(3) sale, lease or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person; or

(4) other similar event,

and, as a result of which, the Class A Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing (such an event, a “Class A Common Stock Change Event,” and such other securities, cash or property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Class A Common Stock would be entitled to receive on account of such Class A Common Stock Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Certificate of Designations,

(A) from and after the effective time of such Class A Common Stock Change Event, (I) the consideration due upon Conversion of any Perpetual Strike Preferred Stock or Regular Dividends paid in shares of Class A Common Stock will be determined in the same manner as if each reference to any number of shares of Class A Common Stock in this Section 10 or Section 5, as applicable, or in any related definitions, were instead a reference to the same number of Reference Property Units; and (II) for purposes of the definitions of “Fundamental Change,” “Ex-Dividend Date” and “Record Date,” (x) references to “Class A Common Stock” will be deemed to mean the common equity, if any, forming part of such Reference Property; and (y) references to the Company’s “common equity” will be deemed to mean the common equity, if any, of the issuer of the common equity, if any, forming part of such Reference Property; and

(B) for these purposes, (I) the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and (II) the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Company (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Class A Common Stock, by the holders of Class A Common Stock. The Company will notify the Holders of such weighted average as soon as practicable after such determination is made.

(ii) Compliance Covenant. The Company will not become a party to any Class A Common Stock Change Event unless its terms are consistent with this Section 10(h).

(iii) Execution of Supplemental Instruments. On or before the date the Class A Common Stock Change Event becomes effective, the Company and, if applicable, the resulting, surviving or transferee Person (if not the Company) of such Class A Common Stock Change Event (the “Successor Person”) will execute and deliver such supplemental instruments, if any, as the Company reasonably determines are necessary or desirable to (1) provide for subsequent adjustments to the Conversion Rate pursuant to Section 10(f)(i) (and other related terms of the Perpetual Strike Preferred Stock) in a manner consistent with this Section 10(h); and (2) give effect to such other provisions, if any, as the Company reasonably determines are appropriate to preserve the economic interests of the Holders and to give effect to Section 10(h)(i). If the Reference Property includes shares of stock or other securities or assets (other than cash) of a Person other than the Successor Person, then such other Person will also execute such supplemental instrument(s) and such supplemental instrument(s) will contain such additional provisions, if any, that the Company reasonably determines are appropriate to preserve the economic interests of Holders.

(iv) Notice of Class A Common Stock Change Event. The Company will provide notice of each Class A Common Stock Change Event to Holders no later than the second (2nd) Business Day after the effective date of the Class A Common Stock Change Event.

Section 11. CERTAIN PROVISIONS RELATING TO THE ISSUANCE OF CLASS A COMMON STOCK.

(a) Exchange in Lieu of Conversion. Notwithstanding anything to the contrary in this Certificate of Designations, if any Perpetual Strike Preferred Stock is submitted for Conversion, then the Company may elect to arrange to have such Perpetual Strike Preferred Stock exchanged in lieu of Conversion by a financial institution the Company designates. To make such election, the Company must send notice of such election to the Holder of such Perpetual Strike Preferred Stock before the Close of Business on the Business Day immediately following the Conversion Date for such Perpetual Strike Preferred Stock, and the Company must arrange for the financial institution to deliver the Conversion Consideration due upon such Conversion in the same manner and at the same time as the Company would have been required to do so. The Company will remain responsible to deliver such Conversion Consideration if the financial institution fails to timely deliver the same.

(b) Equitable Adjustments to Prices. Whenever this Certificate of Designations requires the Company to calculate the average of the Last Reported Sale Prices or any function thereof, over a period of multiple days (including to calculate an adjustment to the Conversion Rate), the Company will make appropriate adjustments, if any, to those calculations to account for any adjustment to the Conversion Rate pursuant to Section 10(f)(i) that becomes effective, or any event requiring such an adjustment to the Conversion Rate where the Record Date, Ex-Dividend Date, effective date or Expiration Date, as applicable, of such event occurs, at any time during such period.

(c) Taxes Upon Issuance of Class A Common Stock. The Company will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Class A Common Stock upon Conversion of, or as payment for all of any portion of any declared Regular Dividends on, the Perpetual Strike Preferred Stock of any Holder; provided, however, that if any tax or duty is due because such Holder requests those shares to be registered in a name other than such Holder’s name, then such Holder must pay such tax or duty. For the avoidance of doubt, the Company or any other withholding agent may collect any required withholding tax at the time of Conversion or payment or require alternative arrangements (e.g., a deposit for taxes prior to delivery of Conversion Consideration) to ensure that the Company or such withholding agent is not out of pocket for any potential withholding tax liability (e.g., for any Conversion Consideration attributable to previously unpaid and accumulated dividends).

Section 12. NO PREEMPTIVE RIGHTS. Without limiting the rights of Holders set forth in this Certificate of Designations (including in connection with the issuance of Class A Common Stock or Reference Property upon Conversion of the Perpetual Strike Preferred Stock), the Perpetual Strike Preferred Stock will not have any preemptive rights to subscribe for or purchase any of the Company’s securities.

Section 13. CALCULATIONS.

(a) Responsibility; Schedule of Calculations. Except as otherwise provided in this Certificate of Designations, the Company will be responsible for making all calculations called for under this Certificate of Designations or the Perpetual

Strike Preferred Stock, including determinations of the Conversion Rate, the Daily VWAP, the Regular Dividend Stock Price, the Floor Price, the Last Reported Sale Prices, Fundamental Change Repurchase Price, the Redemption Price and accumulated Regular Dividends on the Perpetual Strike Preferred Stock. The Company will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Company will provide a schedule of such calculations to any Holder or any beneficial owner of a share of Perpetual Strike Preferred Stock upon written request.

(b) Calculations Aggregated for Each Holder. The composition of the consideration due upon Conversion of, the payment of the Fundamental Change Repurchase Price or the Redemption Price for, and the payment on a Regular Dividend Payment Date of Regular Dividends on, the Perpetual Strike Preferred Stock of any Holder will (in the case of a Global Certificate, to the extent permitted by, and practicable under, the Depositary Procedures) be computed based on the total number of shares of Perpetual Strike Preferred Stock of such Holder being Converted with the same Conversion Date (in the case of consideration due upon Conversion), to be repurchased (in the case of payment of the Fundamental Change Repurchase Price) or redeemed (in the case of payment of the Redemption Price), or held by such Holder as of the Close of Business on the ~~related~~corresponding Regular Record Date (in the case of payment of such Regular Dividends), as applicable. Any cash amounts due to such Holder in respect thereof will, after giving effect to the preceding sentence, be rounded to the nearest cent.

Section 14. NO SINKING FUND OBLIGATIONS. The Perpetual Strike Preferred Stock will not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Perpetual Strike Preferred Stock, except to the extent provided in Section 7 or Section 10.

Section 15. NOTICES. The Company will send all notices or communications to Holders pursuant to this Certificate of Designations in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the Holders’ respective addresses shown on the Register; provided, however, that, in the case of Perpetual Strike Preferred Stock represented by one or more Global Certificates, the Company is permitted to send notices or communications to Holders pursuant to the Depositary Procedures, and notices and communications that the Company sends in this manner will be deemed to have been properly sent to such Holders in writing.

Section 16. NO OTHER RIGHTS. The Perpetual Strike Preferred Stock will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the Certificate of Incorporation or as required by applicable law.

Section 17.  EFFECT OF AMENDMENT. Subject to the final sentence of the first paragraph of Section 5(a)(i), this Certificate of Designations amends and restates the Original Amended Certificate of Designations effective from, and including, the Amendment and Restatement Effective Time; provided , however, that, except as otherwise contemplated or expressly provided by this Certificate of Designations, all matters relating to the Perpetual Strike Preferred Stock in respect of any period before the Amendment and Restatement Effective Time (including, except as otherwise contemplated or expressly provided by this Certificate of Designations, in respect of the accumulation and payment of Regular Dividends) will be governed by the Original Amended Certificate of Designations.

* * *

This Amended and Restated Certificate of Designations of 8.00% Series A Perpetual Strike Preferred Stock will be effective on January 1, 2027 at 12:01 a.m. (Eastern).

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amended and Restated Certificate of Designations to be duly executed as of ~~the date first written above~~ _____________, 2026.

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

FORM OF PERPETUAL STRIKE PREFERRED STOCK

[Insert Global Certificate Legend, if applicable]

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

8.00% Series A Perpetual Strike Preferred Stock

CUSIP No.: [ ]	Certificate No.[ ]

ISIN No.:  [  ]

~~MicroStrategy Incorporated~~Strategy Inc, a Delaware corporation (formerly known as MicroStrategy Incorporated) (the “Company”), certifies that [Cede & Co.] is the registered owner of [[number of shares] shares]1[the number of shares set forth in the attached Schedule of Exchanges of Interests in the Global Certificate]2 of the Company’s 8.00% Series A Perpetual Strike Preferred Stock (the “Perpetual Strike Preferred Stock”) represented by this certificate (this “Certificate”). The special rights, preferences and voting powers of the Perpetual Strike Preferred Stock are set forth in the Amended and Restated Certificate of Designations of the Company establishing the Perpetual Strike Preferred Stock (the “Certificate of Designations”). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Designations.

Additional terms of this Certificate are set forth on the other side of this Certificate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[1]	Insert bracketed language for Physical Certificate only.
[2]	Insert bracketed language for Global Certificate only.

IN WITNESS WHEREOF, ~~MicroStrategy Incorporated~~Strategy Inc has caused this instrument to be duly executed as of the date set forth below.

~~MICROSTRATEGY  INCORPORATED~~STRATEGY INC

Date:	By:
Name:
Title:

Date:	By:
Name:
Title:

TRANSFER AGENT’S COUNTERSIGNATURE

[legal name of Transfer Agent], as Transfer Agent, certifies that this Certificate represents shares of Perpetual Strike Preferred Stock referred to in the within-mentioned Certificate of Designations.

Date:	By:
Authorized Signatory

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

8.00% Series A Perpetual Strike Preferred Stock

This Certificate represents duly authorized, issued and outstanding shares of Perpetual Strike Preferred Stock. Certain terms of the Perpetual Strike Preferred Stock are summarized below. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Certificate of Designations or the Certificate of Incorporation, the provisions of the Certificate of Designations or the Certificate of Incorporation, as applicable, will control.

1. Method of Payment. Cash amounts due on the Perpetual Strike Preferred Stock represented by this Certificate will be paid in the manner set forth in Section 3(f) of the Certificate of Designations.

2. Persons Deemed Owners. The Person in whose name this Certificate is registered will be treated as the owner of the Perpetual Strike Preferred Stock represented by this Certificate for all purposes, subject to Section 3(m) of the Certificate of Designations.

3. Denominations; Transfers and Exchanges. All shares of Perpetual Strike Preferred Stock will be in registered form and in denominations equal to any whole number of shares. Subject to the terms of the Certificate of Designations, the Holder of the Perpetual Strike Preferred Stock represented by this Certificate may transfer or exchange such Perpetual Strike Preferred Stock by presenting this Certificate to the Registrar and delivering any required documentation or other materials.

4. Regular Dividends. Regular Dividends on the Perpetual Strike Preferred Stock will accumulate and will be paid in the manner, and subject to the terms, set forth in Section 5 and Section 17 of the Certificate of Designations.

5. Liquidation Preference. The Liquidation Preference per share of Perpetual Strike Preferred Stock is initially one hundred dollars ($100) per share of Perpetual Strike Preferred Stock as of the Initial Issue Date and is subject to adjustment, as set forth in the Certificate of Designations. The rights of Holders upon the Company’s liquidation, dissolution or winding up are set forth in Section 6 of the Certificate of Designations.

6. Right of Holders to Require the Company to Repurchase Perpetual Strike Preferred Stock upon a Fundamental Change. If a Fundamental Change (other than an Exempted Fundamental Change) occurs, then each Holder will have the right to require the Company to repurchase such Holder’s Perpetual Strike Preferred Stock for cash in the manner, and subject to the terms, set forth in Section 8 of the Certificate of Designations.

7. Right of the Company to Redeem the Perpetual Strike Preferred Stock. The Company will have the right to redeem the Perpetual Strike Preferred Stock in the manner, and subject to the terms, set forth in Section 7 of the Certificate of Designations.

8. Voting Rights. Holders of the Perpetual Strike Preferred Stock have the voting rights set forth in Section 9 of the Certificate of Designations.

9. Conversion. The Perpetual Strike Preferred Stock will be Convertible into Conversion Consideration in the manner, and subject to the terms, set forth in Section 10 of the Certificate of Designations.

10. Countersignature. The Perpetual Strike Preferred Stock represented by this Certificate will not be valid until this Certificate is countersigned by the Transfer Agent.

11. Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

* * *

To request a copy of the Certificate of Designations, which the Company will provide to any Holder at no charge, please send a written request to the following address:

~~MicroStrategy Incorporated~~Strategy Inc

1850 Towers Crescent Plaza

Tysons Corner, Virginia 22182

Attention: Chief Financial Officer

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL CERTIFICATE*

INITIAL NUMBER OF SHARES REPRESENTED BY THIS GLOBAL CERTIFICATE:

[  ]

The following exchanges, transfers or cancellations of this Global Certificate have been made:

Date	Amount of Increase (Decrease) in Number of Shares Represented by this Global Certificate	Number of Shares Represented by this Global Certificate After Such Increase (Decrease)	Signature of Authorized Signatory of Transfer Agent

*	Insert for Global Certificate only.

CONVERSION NOTICE

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

8.00% Series A Perpetual Strike Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Conversion Notice, the undersigned Holder of the Perpetual Strike Preferred Stock identified below directs the Company to Convert (check one):

☐	all of the shares of Perpetual Strike Preferred Stock

☐	[1] shares of Perpetual Strike Preferred Stock

identified by CUSIP No.      and Certificate No.     .

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number which is equal to or greater than the Minimum Perpetual Strike Preferred Stock Conversion Denomination.

FUNDAMENTAL CHANGE REPURCHASE NOTICE

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

8.00% Series A Perpetual Strike Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Fundamental Change Repurchase Notice, the undersigned Holder of the Perpetual Strike Preferred Stock identified below is exercising its Fundamental Change Repurchase Right with respect to (check one):

☐	all of the shares of Perpetual Strike Preferred Stock

☐	[1] shares of Perpetual Strike Preferred Stock

identified by CUSIP No.      and Certificate No.     .

The undersigned acknowledges that Certificate identified above, duly endorsed for transfer, must be delivered to the Paying Agent before the Fundamental Change Repurchase Price will be paid.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

ASSIGNMENT FORM

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

8.00% Series A Perpetual Strike Preferred Stock

Subject to the terms of the Certificate of Designations, the undersigned Holder of the Perpetual Strike Preferred Stock identified below assigns (check one):

☐	all of the shares of Perpetual Strike Preferred Stock

☐	[1] shares of Perpetual Strike Preferred Stock

identified by CUSIP No.      and Certificate No.     , and all rights thereunder, to:

Name:

Address:

Social security or tax id. #:

and irrevocably appoints:

as agent to transfer such Perpetual Strike Preferred Stock on the books of the Company. The agent may substitute another to act for him/her.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

EXHIBIT B

FORM OF GLOBAL CERTIFICATE LEGEND

THIS IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRANSFER AGENT AND ANY AGENT THEREOF AS THE OWNER AND HOLDER OF THE PERPETUAL STRIKE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE FOR ALL PURPOSES.

UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THE PERPETUAL STRIKE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THE PERPETUAL STRIKE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3(i) OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO.

B-1

Annex D

Strategy | 2026 Proxy Statement	D-1

~~MicroStrategy Incorporated~~Strategy Inc

Amended and Restated Certificate of Designations

10.00% Series A Perpetual Stride Preferred Stock

~~June 10, 2025~~

		Page
Section 1.	Definitions	1
Section 2.	Rules of Construction	~~9~~7
Section 3.	The Perpetual Stride Preferred Stock	8
(a)	Designation; Par Value	8
(b)	Number of Authorized Shares	8
(c)	Additional Perpetual Stride Preferred Stock	~~10~~8
(d)	Form, Dating and Denominations	8
(e)	Execution, Countersignature and Delivery	9
(f)	Method of Payment; Delay When Payment Date is Not a Business Day	~~12~~9
(g)	Transfer Agent, Registrar and Paying Agent	~~13~~10
(h)	Legends	~~14~~10
(i)	Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions	11
(j)	Exchange and Cancellation of Perpetual Stride Preferred Stock to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption	13
(k)	Status of Retired Shares	13
(l)	Replacement Certificates	13
(m)	Registered Holders; Certain Rights with Respect to Global Certificates	~~20~~14
(n)	Cancellation	14
(o)	Shares Held by the Company or its Affiliates	14
(p)	Outstanding Shares	14
(q)	Repurchases by the Company and its Subsidiaries	15
(r)	Notations and Exchanges	15
(s)	CUSIP and ISIN Numbers	~~22~~15
Section 4.	Ranking	~~22~~15
Section 5.	Regular Dividends	~~22~~15
(a)	Generally	~~22~~15
(b)	Method of Payment	~~23~~17
(c)	Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change or Redemption	~~23~~17
(d)	Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights	~~23~~17
Section 6.	Rights Upon Liquidation, Dissolution or Winding Up	~~26~~19
(a)	Generally	~~26~~19
(b)	Certain Business Combination Transactions Deemed Not to Be a Liquidation	~~26~~19
Section 7.	Right of the Company to Redeem the Perpetual Stride Preferred Stock	~~27~~19
(a)	Optional Redemption	~~27~~19
(b)	Tax Redemption	~~27~~19
(c)	Redemption Price	~~27~~19
(d)	Redemption Date	~~27~~20
(e)	Redemption Notice	~~27~~20
(f)	Repurchases or Other Acquisitions Other Than by Redemption Not Affected	~~28~~20

- i -

Section 8.	Right of Holders to Require the Company to Repurchase Perpetual Stride Preferred Stock upon a Fundamental Change	~~28~~20
(a)	Fundamental Change Repurchase Right	~~28~~20
(b)	Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions	~~28~~20
(c)	Fundamental Change Repurchase Date	~~29~~21
(d)	Fundamental Change Repurchase Price	~~29~~21
(e)	Fundamental Change Notice	~~29~~21
(f)	Procedures to Exercise the Fundamental Change Repurchase Right	~~30~~21
(g)	Payment of the Fundamental Change Repurchase Price	~~31~~22
(h)	Compliance with Applicable Securities Laws	~~32~~22
(i)	Third Party May Conduct Repurchase Offer In Lieu of the Company	~~32~~23
Section 9.	Voting Rights	~~32~~23
(a)	Voting and Consent Rights with Respect to Specified Matters	~~32~~23
(b)	Procedures for Voting and Consents	~~35~~24
Section 10.	No Preemptive Rights	~~35~~25
Section 11.	Calculations	~~35~~25
(a)	Responsibility; Schedule of Calculations	~~35~~25
(b)	Calculations Aggregated for Each Holder	~~36~~25
Section 12.	No Sinking Fund Obligations	~~36~~25
Section 13.	Notices	~~36~~25
Section 14.	No Other Rights	~~36~~25
Section 15.	Effect of Amendment	25
Exhibits
Exhibit A: Form of Preferred Stock Certificate		A-1
Exhibit B: Form of Global Certificate Legend		B-1

- ii -

Amended and Restated Certificate of Designations

10.00% Series A Perpetual Stride Preferred Stock

~~On June 8, 2025, the Pricing Committee of the Board of Directors of MicroStrategy Incorporated, a Delaware corporation d/b/a Strategy (the “Company”), pursuant to authority granted to it by the Board of Directors of the Company, adopted the following resolution designating and creating, out of the authorized and unissued shares of preferred stock of the Company, 11,764,700 authorized shares of a series of stock of the Company titled the “10.00% Series A Perpetual Stride Preferred Stock”:~~

Strategy Inc, a Delaware corporation (formerly known as MicroStrategy Incorporated) (the “Company”) does hereby certify as follows:

This Amended and Restated Certificate of Designations of 10.00% Series A Perpetual Stride Preferred Stock has been duly adopted and approved by the Board of Directors and the stockholders of the Company in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

~~RESOLVED that, pursuant to~~The text of the Certificate of ~~Incorporation (as defined below), the Bylaws (as defined below) and applicable law, a series of stock of the Company titled the “~~Designations of 10.00% Series A Perpetual Stride Preferred Stock~~,” and having a par value of $0.001 per share and an initial number of authorized shares equal to 11,764,700 is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company, which series has the rights, preferences, voting powers and other provisions~~ is hereby amended and restated in its entirety to read as set forth ~~below~~herein:

Section 1.  DEFINITIONS.

“Affiliate” has the meaning set forth in Rule 144 under the Securities Act as in effect on the Initial Issue Date.

“Amendment and Restatement Effective Time” means January 1, 2027 at 12:01 a.m. (Eastern).

“Board of Directors” means the Company’s board of directors or a committee of such board duly authorized to act on behalf of such board.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed; provided, however, that this definition of “Business Day” will be subject to Section 5(a)(iv).

“Bylaws” means the Company’s Amended and Restated By-laws, as the same may be further amended, supplemented or restated.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Certificate of Designations” means this Amended and Restated Certificate of Designations, as amended or supplemented from time to time.

“Certificate of Incorporation” means the Company’s Second Restated Certificate of Incorporation, as amended and supplemented to date, and as the same may be further amended, supplemented or restated.

“Class A Common Stock” means the class A common stock, $0.001 par value per share, of the Company.

“Class B Common Stock” means the class B common stock, $0.001 par value per share, of the Company.

“Close of Business” means 5:00 p.m., New York City time.

“Company” has the meaning set forth in the preamble to this Certificate of Designations. “Depositary” means The Depository Trust Company or its successor, or any successor depositary for the applicable shares of Perpetual Stride Preferred Stock.

“Depositary Participant” means any member of, or participant in, the Depositary.

“Depositary Procedures” means, with respect to any transfer, exchange or other transaction involving a Global Certificate representing any Perpetual Stride Preferred Stock, or any beneficial interest in such certificate, the rules and procedures of the Depositary applicable to such transfer, exchange or transaction.

“Dividend Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Stride Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Junior Stock includes the Class A Common Stock and the Class B Common Stock. For the avoidance of doubt, Dividend Junior Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Stride Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Stride Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Parity Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Stride Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Senior Stock includes the Perpetual ~~Strike~~Strife Preferred Stock, the Perpetual Stretch Preferred Stock, the Perpetual Stream Preferred Stock and the Perpetual ~~Strife~~Strike Preferred Stock. For the avoidance of doubt, Dividend Senior Stock will not include any securities of the Company’s Subsidiaries.

“Electronic Certificate” means any electronic book entry maintained by the Transfer Agent that represents any share(s) of Perpetual Stride Preferred Stock.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Final Pre-Amendment Dividend” has the meaning set forth in Section 5(a)(i).

“Fundamental Change” means any of the following events:

(a) either (i) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries; or (z) any Permitted Party), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s common equity; or (ii) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (w) the Company; (x) its Wholly Owned Subsidiaries; or (y) any employee benefit plans of the Company or its Wholly Owned Subsidiaries), files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s Class A Common Stock representing more than fifty percent (50%) of the voting power of all of the Company’s Class A Common Stock, provided that, solely for purposes of this clause (ii), none of the following will constitute beneficial ownership of the Company’s Class A Common Stock: (x) beneficial ownership of the Company’s Class B Common Stock; and (y) beneficial ownership by any Permitted Party of any of the Company’s Class A Common Stock issued upon conversion of the Company’s Class B Common Stock; or

(b) the consummation of: (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person, other than solely to one or more of the Company’s Wholly Owned Subsidiaries; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Class A Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (b).

For the purposes of this definition, (x) any transaction or event described in both clause (a) and in clause (b)(i) or (ii) above (without regard to the proviso in clause (b)) will be deemed to occur solely pursuant to clause (b) above (subject to such proviso); and (y) whether a Person is a “beneficial owner,” whether shares are “beneficially owned,” and percentage beneficial ownership, will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Fundamental Change Notice” has the meaning set forth in Section 8(e).

“Fundamental Change Repurchase Date” means the date fixed, pursuant to Section 8(c), for the repurchase of any Perpetual Stride Preferred Stock by the Company pursuant to a Repurchase Upon Fundamental Change.

“Fundamental Change Repurchase Notice” means a notice (including a notice substantially in the form of the “Fundamental Change Repurchase Notice” set forth in Exhibit A) containing the information, or otherwise complying with the requirements, set forth in Section 8(f)(i) and Section 8(f)(ii).

“Fundamental Change Repurchase Price” means the cash price payable by the Company to repurchase any share of Perpetual Stride Preferred Stock upon its Repurchase Upon Fundamental Change, calculated pursuant to Section 8(d).

“Fundamental Change Repurchase Right” has the meaning set forth in Section 8(a).

“Global Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) represents any share(s) of Perpetual Stride Preferred Stock; (b) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Depositary or its nominee, duly executed by the Company and countersigned by the Transfer Agent; and (c) is deposited with the Transfer Agent, as custodian for the Depositary (or, in the case of an Electronic Certificate, is otherwise admitted for book-entry settlement through the Depositary in accordance with the Depositary Procedures).

“Global Certificate Legend” means a legend substantially in the form set forth in Exhibit B.

“Holder” means any person in whose name any Perpetual Stride Preferred Stock is registered on the Registrar’s books.

“Initial Issue Date” means June 10, 2025.

“Junior Stock” means any Dividend Junior Stock or Liquidation Junior Stock.

“Last Reported Sale Price” per share of Perpetual Stride Preferred Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Perpetual Stride Preferred Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Perpetual Stride Preferred Stock is then listed. If the Perpetual Stride Preferred Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Perpetual Stride Preferred Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Perpetual Stride Preferred Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the mid-point of the last bid price and the last ask price per share of Perpetual Stride Preferred Stock on such Trading Day from a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters (or, if no such last bid price or last ask price is available, the fair value of one share of Perpetual Stride Preferred Stock on such Trading Day determined by a nationally recognized independent investment banking firm the Company selects, which may be any of the Underwriters).

“Liquidation Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Perpetual Stride Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Junior Stock includes the Class A Common Stock and the Class B Common Stock. For the avoidance of doubt, Liquidation Junior Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Parity Stock” means any class or series of the Company’s stock (other than the Perpetual Stride Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Perpetual Stride Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Parity Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Preference” initially means one hundred dollars ($100) per share of Perpetual Stride Preferred Stock; provided, however, that, effective immediately after the Close of Business on each Business Day after the Initial Issue Date (and, if applicable, during the course of a Business Day on which any sale transaction to be settled by the issuance of Perpetual Stride Preferred Stock is executed, from the exact time of the first such sale transaction during such Business Day until the Close of Business of such Business Day), the Liquidation Preference per share of Perpetual Stride Preferred Stock will be adjusted to be the greatest of (a) the Stated Amount per share of Perpetual Stride Preferred Stock; (b) in the case of any Business Day with respect to which the Company has, on such Business Day or any Business Day during the ten (10) Trading Day period preceding such Business Day, executed any sale transaction to be settled by the issuance of Perpetual Stride Preferred Stock, an amount equal to the Last Reported Sale Price per share of Perpetual Stride Preferred Stock on the Trading Day immediately before such Business Day; and (c) the arithmetic average of the Last Reported Sale Prices per share of Perpetual Stride Preferred Stock for each Trading Day of the ten (10) consecutive Trading Days immediately preceding such Business Day, provided, however, that, if applicable, the reference in this clause (c) to ten (10) will be replaced by such lesser number of Trading Days as have elapsed during the period from, and including, the Initial Issue Date to, but excluding, such Business Day. Notwithstanding anything to the contrary in the preceding sentence, at all times before the first (1st) date on which the Company executes any sale transaction to be settled by the issuance of Perpetual Stride Preferred Stock (other than the Perpetual Stride Preferred Stock initially issued on the Initial Issue Date), the Liquidation Preference per share of Perpetual Stride Preferred Stock will be one hundred dollars ($100). Whenever this Certificate of Designations refers to the Liquidation Preference of the Perpetual Stride Preferred Stock as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Liquidation Preference immediately after the Close of Business on such date. For purposes of this definition, any reference to the Company’s execution of any sale transaction to be settled by the issuance of Perpetual Stride Preferred Stock includes any resale of any shares of Perpetual Stride Preferred Stock that the Company or any of its Subsidiaries have purchased or otherwise acquired.

“Liquidation Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Perpetual Stride Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Senior Stock includes the Perpetual ~~Strike~~Strife Preferred Stock, the Perpetual Stretch Preferred Stock, the Perpetual Stream Preferred Stock and the Perpetual ~~Strife~~Strike Preferred Stock. For the avoidance of doubt, Liquidation Senior Stock will not include any securities of the Company’s Subsidiaries.

“Market Disruption Event” means, with respect to the Perpetual Stride Preferred Stock, on any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Perpetual Stride Preferred Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Perpetual Stride Preferred Stock or in any options contracts or futures contracts relating to the Perpetual Stride Preferred Stock.

“Number of Incremental Diluted Shares” means the increase in the number of diluted shares of the applicable class or series of Junior Stock (determined in accordance with generally accepted accounting principles in the United States, as the same is in effect on the Initial Issue Date, and assuming net income is positive) that would result from the grant, vesting or exercise of equity-based compensation to directors, employees, contractors and agents (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to such class or series of Junior Stock).

“Officer” means, with respect to the Company, the Executive Chairman, the President, the Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Optional Redemption” has the meaning set forth in Section 7(a).

“Original Certificate of Designations” means that certain Certificate of Designations of the Company originally filed with the Secretary of State of the State of Delaware on June 10, 2025 relating to the 10.00% Series A Perpetual Stride Preferred Stock.

“Paying Agent” has the meaning set forth in Section 3(g)(i).

“Permitted Party” means any “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that consists of, or includes, Michael J. Saylor, the heirs of Michael J. Saylor, or any Affiliates of Michael J. Saylor or the heirs of Michael J. Saylor.

“Perpetual Stride Preferred Stock” has the meaning set forth in Section 3(a).

“Perpetual Stream Preferred Stock” means the 10.00% Series A Perpetual Stream Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Stretch Preferred Stock” means the Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Strife Preferred Stock” means the 10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share, of the Company.

“Perpetual Strike Preferred Stock” means the 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share, of the Company.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.

“Physical Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(d)(iii)) that (a) is not a Global Certificate; and (b) represents any share(s) of Perpetual Stride Preferred Stock; and (c) subject to Section 3(d)(i)(2), is substantially in the form set forth in Exhibit A, registered in the name of the Holder of such share(s) and duly executed by the Company and countersigned by the Transfer Agent.

“Redemption” means an Optional Redemption or a Tax Redemption.

“Redemption Date” means the date fixed, pursuant to Section 7(d), for the settlement of the repurchase of the Perpetual Stride Preferred Stock by the Company pursuant to a Redemption.

“Redemption Notice” has the meaning set forth in Section 7(e).

“Redemption Notice Date” means, with respect to a Redemption of the Perpetual Stride Preferred Stock, the date on which the Company sends the related Redemption Notice pursuant to Section 7(e).

“Redemption Price” means the consideration payable by the Company to repurchase any Perpetual Stride Preferred Stock upon its Redemption, calculated pursuant to Section 7(c).

“Register” has the meaning set forth in Section 3(g)(ii).

“Registrar” has the meaning set forth in Section 3(g)(i).

“Regular Dividend Payment Date” means, ~~with respect to any share of Perpetual Stride Preferred Stock, each March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2025 (or beginning on~~for any calendar month, each day within such calendar month that, as of the first Business Day immediately preceding the first calendar day of such calendar month (or, if earlier, the date the first Regular Dividend for such calendar month is declared), is scheduled to be a Business Day; provided, however, that, without limiting the last sentence of the first paragraph of Section 5(a)(i), the first Regular Dividend Payment Date occurring on or after the date of the Amendment and Restatement Effective Time will be January 4, 2027 (or such other date specified in the certificate representing ~~such~~the applicable share of Perpetual Stride Preferred Stock).

~~“Regular Dividend Period” means each period from, and including, a Regular Dividend Payment Date (or, in the case of the first Regular Dividend Period, from, and including, the Initial Issue Date) to, but excluding, the next Regular Dividend Payment Date.~~

“Regular Dividend Rate” means 10.00% per annum.

“Regular Dividends” has the meaning set forth in Section 5(a)(i).

“Regular Record Date”~~has the following meaning: (a) March 15, in the case of a Regular Dividend Payment Date occurring on March 31; (b) June 15, in the case of a Regular Dividend Payment Date occurring on June 30; (c) September 15, in the case of a Regular Dividend Payment Date occurring on September 30; and (d) December 15, in the case of a Regular Dividend Payment Date occurring on December 31.~~means each calendar day from, and including, January 1, 2027.

“Repurchase Upon Fundamental Change” means the repurchase of any share of Perpetual Stride Preferred Stock by the Company pursuant to Section 8.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Semi-Monthly Dividend Period” means (a) each period from, and including, the first (1st) calendar day of a calendar month to, and including, the fifteenth (15th) calendar day of such calendar month; and (b) each period from, and including, the sixteenth (16th) calendar day of a calendar month to, and including, the last calendar day of such calendar month; provided, however, that the initial Semi-Monthly Dividend Period will be the period from, and including, January 1, 2027 to, and including, January 15, 2027.

“Share Agent” means the Transfer Agent or any Registrar or Paying Agent.

“Stated Amount” means one hundred dollars ($100) per share of Perpetual Stride Preferred Stock.

“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (x) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (y) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

A “Tax Event” will be deemed to occur if the Company has received an opinion of counsel experienced in such matters to the effect that, as a result of:

(a) any amendment to, clarification of, or change, including any announced prospective change, in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under those laws or treaties;

(b) an administrative action, which means any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation;

(c) any amendment to, clarification of, or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which that amendment, clarification or change is introduced or made known; or

(d) a threatened challenge asserted in writing in connection with a tax audit of the Company or any of its Subsidiaries, or a publicly known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Perpetual Stride Preferred Stock, which amendment, clarification or change is effective or the administrative action is taken or judicial decision, interpretation or pronouncement is issued or threatened challenge is asserted or becomes publicly known after June 5, 2025, there is more than an insubstantial risk that any of the outstanding Perpetual Stride Preferred Stock is treated as “fast-pay stock” within the meaning of Treasury Regulation Section 1.7701(l)-3(b)(2) (or becomes subject to substantially similar successor provision).

“Tax Redemption” has the meaning set forth in Section 7(b).

“Trading Day” means, with respect to the Perpetual Stride Preferred Stock, any day on which (a) trading in the Perpetual Stride Preferred Stock generally occurs on the principal U.S. national or regional securities exchange on which the Perpetual Stride Preferred Stock is then listed or, if the Perpetual Stride Preferred Stock, as applicable, is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Perpetual Stride Preferred Stock is then traded; and (b) there is no Market Disruption Event. If the Perpetual Stride Preferred Stock is not so listed or traded, then “Trading Day” with respect to the Perpetual Stride Preferred Stock means a Business Day.

“Transfer Agent” means U.S. Bank Trust Company, National Association or its successor as provided in Section 3(g)(iii).

“Underwriters” means Barclays Capital Inc., Morgan Stanley & Co. LLC, Moelis & Company LLC, TD Securities (USA) LLC, The Benchmark Company, LLC, Clear Street LLC, AmeriVet Securities, Inc., Bancroft Capital, LLC, Keefe, Bruyette, & Woods, Inc. and BTIG, LLC.

“Voting Parity Stock” means, with respect to any matter as to which Holders are entitled to vote pursuant to Section 9(a), each class or series of outstanding Dividend Parity Stock or Liquidation Parity Stock, if any, upon which similar voting rights are conferred and are exercisable with respect to such matter. For the avoidance of doubt, Voting Parity Stock will not include any securities of the Company’s Subsidiaries.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Section 2.  RULES OF CONSTRUCTION. For purposes of this Certificate of Designations:

(a) “or” is not exclusive;

(b) “including” means “including without limitation”;

(c) “will” expresses a command;

(d) the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(e) a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(f) words in the singular include the plural, and words in the plural include the singular, unless the context requires otherwise;

(g) “herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise;

(h) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(i) the exhibits, schedules and other attachments to this Certificate of Designations are deemed to form part of this Certificate of Designations.

Section 3.  THE PERPETUAL STRIDE PREFERRED STOCK.

(a) Designation; Par Value. A series of stock of the Company titled the “10.00% Series A Perpetual Stride Preferred Stock” (the “Perpetual Stride Preferred Stock”) is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company. The par value of the Perpetual Stride Preferred Stock is $0.001 per share.

(b) Number of Authorized Shares. The total authorized number of shares of Perpetual Stride Preferred Stock is ~~eleven~~sixty one million ~~seven~~one hundred ~~sixty-four~~seventy five thousand seven hundred (~~11,764,700~~61,175,700); provided, however that, without the consent of any Holder or other Person, the total number of authorized shares of Perpetual Stride Preferred Stock may, by resolution of the Board of Directors, hereafter be (i) reduced to a number that is not less than the number of shares of Perpetual Stride Preferred Stock then outstanding; or (ii) increased, provided, that in no event will such increase be by an amount that exceeds the total number of authorized and undesignated shares of preferred stock of the Company.

(c) Additional Perpetual Stride Preferred Stock. After the Initial Issue Date, the Company may, without the consent of any Holder, but subject to the provisions of this Certificate of Designations (including Section 3(e)), (i) originally issue additional shares of Perpetual Stride Preferred Stock with the same terms as the other shares of Perpetual Stride Preferred Stock then outstanding (except, to the extent applicable, with respect to the date as of which Regular Dividends begin to accrue on, the first Regular Dividend Payment Date for, and transfer restrictions applicable to, such additional shares of Perpetual Stride Preferred Stock), which additional shares of Perpetual Stride Preferred Stock will, subject to the foregoing, be considered to be part of the same series of, and rank equally and ratably with all other, shares of Perpetual Stride Preferred Stock; or (ii) resell any Perpetual Stride Preferred Stock that the Company or any of its Subsidiaries has purchased or otherwise acquired; provided, however, that if any such additional or resold shares of Perpetual Stride Preferred Stock are not fungible with other shares of Perpetual Stride Preferred Stock then outstanding for purposes of federal securities laws or, if applicable, the Depositary Procedures, then such additional or resold shares of Perpetual Stride Preferred Stock will be identified by a separate CUSIP number or by no CUSIP number. In addition, without the consent of any Holder, the Company may create and issue, or increase the authorized or issued number of, any other class or series of stock that is not Dividend Senior Stock or Liquidation Senior Stock.

(d) Form, Dating and Denominations.

(i) Form and Date of Certificates Representing Perpetual Stride Preferred Stock.

(1) Generally. Each certificate representing any Perpetual Stride Preferred Stock will: (1) subject to Section 3(d)(i)(2), be substantially in the form set forth in Exhibit A; (2) bear the legends required by Section 3(h) (and may bear notations, legends or endorsements required by law, stock exchange rule or usage or the Depositary); and (3) be dated as of the date it is countersigned by the Transfer Agent.

(2) Modifications to the Form of Certificates to Accommodate Issuance of Additional Perpetual Stride Preferred Stock. Notwithstanding anything to the contrary in this Certificate of Designations, if any Perpetual Stride Preferred Stock is originally issued after the Initial Issue Date pursuant to Section 3(c), then the certificate(s) representing such Perpetual Stride Preferred Stock may contain deviations from the form set forth in Exhibit A that the Company in good faith determines are appropriate to permit the timely and orderly issuance thereof (including, for the avoidance of doubt, issuances on a daily basis pursuant to an “at-the-market” or similar program) and to accommodate any reasonable requirements of the Transfer Agent in connection therewith.

(ii) Global Certificates; Physical Certificates. Except as otherwise provided in the applicable resolutions of the Board of Directors providing for the original issuance of any Perpetual Stride Preferred Stock, such Perpetual Stride Preferred Stock will be issued initially in the form of one or more Global Certificates. Global Certificates may be exchanged for Physical Certificates, and Physical Certificates may be exchanged for Global Certificates, only as provided in Section 3(i).

(iii) Electronic Certificates; Interpretation. For purposes of this Certificate of Designations, (1) each Electronic Certificate will be deemed to include the text of, and to otherwise to be in, the form of Certificate set forth in Exhibit A (subject to Section 3(d)(i)(2)); (2) any legend, registration number or other notation that is required to be included on a Physical Certificate or Global Certificate will be deemed to be affixed to any Electronic Certificate notwithstanding that such Electronic Certificate may be in a form that does not permit affixing legends thereto; (3) any reference in this Certificate of Designations to the “delivery” of any Electronic Certificate will be deemed to be satisfied upon the registration (or delivery to the Transfer Agent of an instruction for the registration) of the electronic book entry representing such Electronic Certificate in the name of the applicable Holder; (4) any requirement to deliver or surrender an Electronic Certificate to the Paying Agent for settlement in connection with a Repurchase Upon Fundamental Change or Redemption will be deemed to be satisfied upon the satisfaction of all other requirements for such settlement; and (5) upon satisfaction of any applicable requirements of the Delaware General Corporation Law, the Certificate of Incorporation and the Bylaws of the Company, and any related requirements of the Transfer Agent, in each case for the issuance of Perpetual Stride Preferred Stock in the form of one or more Electronic Certificates, such Electronic Certificates will be deemed to be executed by the Company and countersigned by the Transfer Agent.

(iv) No Bearer Certificates; Denominations. The Perpetual Stride Preferred Stock will be issued only in registered form and only in whole numbers of shares.

(v) Registration Numbers. Each certificate representing any share(s) of Perpetual Stride Preferred Stock will bear a unique registration number that is not affixed to any other certificate representing any other outstanding share of Perpetual Stride Preferred Stock.

(e) Execution, Countersignature and Delivery.

(i) Due Execution by the Company. Subject to Section 3(d)(iii), at least two (2) duly authorized Officers will sign each certificate representing any Perpetual Stride Preferred Stock on behalf of the Company by manual or facsimile signature. For the avoidance of doubt, facsimile signatures will include electronic signatures. The validity of any Perpetual Stride Preferred Stock will not be affected by the failure of any Officer whose signature is on any certificate representing such Perpetual Stride Preferred Stock to hold, at the time such certificate is countersigned by the Transfer Agent, the same or any other office at the Company.

(ii) Countersignature by Transfer Agent. Subject to Section 3(d)(iii), (1) no Perpetual Stride Preferred Stock will be valid until the certificate representing it is countersigned by the Transfer Agent; and (2) each such certificate will be deemed to be duly countersigned only when an authorized signatory of the Transfer Agent (or a duly appointed agent thereof) manually signs the countersignature block set forth in such certificate.

(f)  Method of Payment; Delay When Payment Date is Not a Business Day.

(i) Method of Payment.

(1) Global Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Stride Preferred Stock represented by a Global Certificate by wire transfer of immediately available funds.

(2) Physical Certificates. The Company will pay (or cause a Paying Agent to pay) all declared cash Regular Dividends or other cash amounts due on any Perpetual Stride Preferred Stock represented by a Physical Certificate as follows:

(A) if the aggregate Stated Amount of the Perpetual Stride Preferred Stock represented by such Physical Certificate is at least five million dollars ($5,000,000) (or such lower amount as the Company may choose in its sole and absolute discretion) and the Holder of such Perpetual Stride Preferred Stock entitled to such cash Regular Dividend or amount has delivered to the Paying Agent, no later than the time set forth in the next sentence, a written request to receive payment by wire transfer to an account of such Holder within the United States, by wire transfer of immediately available funds to such account; and

(B) in all other cases, by check mailed to the address of such Holder set forth in the Register.

To be timely, such written request must be delivered no later than the Close of Business on ~~the following date: (x) with respect to the payment of any declared cash Regular Dividend due on a Regular Dividend Payment Date for the Perpetual Stride Preferred Stock, the immediately preceding Regular Record Date; and (y) with respect to any other payment,~~ the date that is fifteen (15) calendar days immediately before the date such payment is due.

(ii) Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on any Perpetual Stride Preferred Stock as provided in this Certificate of Designations is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designations, such payment may be made on the immediately following Business Day with the same force and effect as if such payment were made on such due date (and, for the avoidance of doubt, no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay). Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.” For the avoidance of doubt, if a Regular Dividend Payment Date for a declared Regular Dividend was scheduled to be, but is not in fact, a Business Day, then (1) such declared Regular Dividend may be paid on the immediately following Business Day as provided in the first sentence of this paragraph (it being understood that such following Business Day may be a Regular Dividend Payment Date for another declared Regular Dividend, which will be unaffected by the related delay); and (2) such related delay will not affect the calculation of the amount of any accrued or payable Regular Dividends.

(g) Transfer Agent, Registrar and Paying Agent.

(i) Generally. The Company will maintain (1) an office or agency in the continental United States where Perpetual Stride Preferred Stock may be presented for registration of transfer or for exchange (the “Registrar”); and (2) an office or agency in the continental United States where Perpetual Stride Preferred Stock may be presented for payment (the “Paying Agent”). If the Company fails to maintain a Registrar or Paying Agent, then the Transfer Agent will act as such. For the avoidance of doubt, the Company or any of its Subsidiaries may act as Registrar or Paying Agent. Notwithstanding anything to the contrary in this Section 3(g)(i) or in Section 3(g)(iii), each of the Transfer Agent, Registrar and Paying Agent with respect to any Perpetual Stride Preferred Stock represented by a Global Certificate must at all times be a Person that is eligible to act in that capacity under the Depositary Procedures.

(ii) Duties of the Registrar. The Company will cause the Registrar to keep a record (the “Register”) of the names and addresses of the Holders, the number of shares of Perpetual Stride Preferred Stock held by each Holder and the transfer, exchange, repurchase and Redemption of the Perpetual Stride Preferred Stock. Absent manifest error, the entries in the Register will be conclusive and the Company and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly.

(iii) Co-Agents; Company’s Right to Appoint Successor Transfer Agent, Registrar and Paying Agent. The Company may appoint one or more co-Registrars and co-Paying Agents, each of whom will be deemed to be a Registrar or Paying Agent, as applicable, under this Certificate of Designations. Subject to Section 3(g)(i), the Company may change the Transfer Agent or any Registrar or Paying Agent (including appointing itself or any of its Subsidiaries to act as a Registrar or Paying Agent) without notice to any Holder; provided, however, that the Company will not remove a Person acting as Transfer Agent under this Certificate of Designations until and unless a successor has been appointed and has accepted such appointment. Upon the request of any Holder, the Company will notify such Holder of the name and address of each Share Agent or co-Share Agent.

(iv) Initial Appointments. The Company appoints U.S. Bank Trust Company, National Association, as the initial Transfer Agent, the initial Paying Agent and the initial Registrar.

(v) Duties When the Company or its Subsidiary Acts as Paying Agent. If the Company or any of its Subsidiaries acts as Paying Agent, then (1) it will segregate for the benefit of the Holders all money and other property held by it as Paying Agent; and (2) references in this Certificate of Designations to the Paying Agent holding cash or other property, or to the delivery of cash or other property to the Paying Agent, in each case for payment or delivery to any Holders or with respect to the Perpetual Stride Preferred Stock, will be deemed to refer to cash or other property so segregated, or to the segregation of such cash or other property, respectively.

(h) Legends.

(i) Global Certificate Legend. Each Global Certificate will bear the Global Certificate Legend (or any similar legend, not inconsistent with this Certificate of Designations, required by the Depositary for such Global Certificate).

(ii) Other Legends. The certificate(s) representing any Perpetual Stride Preferred Stock may bear any other legend or text, not inconsistent with this Certificate of Designations, as may be required by applicable law or by any securities exchange or automated quotation system on which such Perpetual Stride Preferred Stock is traded or quoted or as may be otherwise reasonably determined by the Company to be appropriate based on the advice of nationally recognized outside counsel.

(iii) Acknowledgement and Agreement by the Holders. A Holder’s acceptance of any Perpetual Stride Preferred Stock represented by a certificate bearing any legend required by this Section 3(h) will constitute such Holder’s acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.

(i) Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.

(i) Provisions Applicable to All Transfers and Exchanges.

(1) Generally. Subject to this Section 3(i), Perpetual Stride Preferred Stock represented by a Physical Certificate, and beneficial interests in Global Certificates representing any Perpetual Stride Preferred Stock, may be transferred or exchanged from time to time and, in the case of a Physical Certificate, the Company will cause the Registrar to record each such transfer or exchange in the Register.

(2) No Services Charge; Transfer Taxes. The Company and the Share Agents will not impose any service charge on any Holder for any transfer or exchange of any Perpetual Stride Preferred Stock, but the Company, the Transfer Agent and the Registrar may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer or exchange of Perpetual Stride Preferred Stock, other than exchanges pursuant to Section 3(j) or Section 3(r) not involving any transfer.

(3) No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designations, all transfers or exchanges of Perpetual Stride Preferred Stock must be in an amount representing a whole number of shares of Perpetual Stride Preferred Stock, and no fractional share of Perpetual Stride Preferred Stock may be transferred or exchanged.

(4) Legends. Each certificate representing any share of Perpetual Stride Preferred Stock that is issued upon transfer of, or in exchange for, another share of Perpetual Stride Preferred Stock will bear each legend, if any, required by Section 3(h).

(5) Settlement of Transfers and Exchanges. Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Stride Preferred Stock, the Company will cause such transfer or exchange to be effected as soon as reasonably practicable after the date of such satisfaction.

(ii) Transfers and Exchanges of Perpetual Stride Preferred Stock Represented by Global Certificates.

(1) Subject to the immediately following sentence, no Perpetual Stride Preferred Stock represented by a Global Certificate may be transferred or exchanged in whole except (x) by the Depositary to a nominee of the Depositary; (y) by a nominee of the Depositary to the Depositary or to another nominee of the Depositary; or (z) by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. No Perpetual Stride Preferred Stock represented by a Global Certificate may be transferred to, or exchanged for, Perpetual Stride Preferred Stock represented by one or more Physical Certificates; provided, however, that a Global Certificate will be exchanged, pursuant to customary procedures, for one or more Physical Certificates if:

(A) (x) the Depositary notifies the Company or the Transfer Agent that the Depositary is unwilling or unable to continue as Depositary for such Global Certificate or (y) the Depositary ceases to be a “clearing agency” registered under Section 17A of the Exchange Act and, in each case, the Company fails to appoint a successor Depositary within ninety (90) days of such notice or cessation; or

(B) the Company, in its sole discretion, permits the exchange of any beneficial interest in such Global Certificate for Perpetual Stride Preferred Stock represented by one or more Physical Certificates at the request of the owner of such beneficial interest.

(2) Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Perpetual Stride Preferred Stock represented by a Global Certificate:

(A) the Company will cause the Registrar to reflect any resulting decrease of the number of shares of Perpetual Stride Preferred Stock represented by such Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if such notation results in such Global Certificate representing zero shares of Perpetual Stride Preferred Stock, then the Company may (but is not required to) instruct the Transfer Agent to cancel such Global Certificate pursuant to Section 3(n));

(B) if required to effect such transfer or exchange, then the Company will cause the Registrar to reflect any resulting increase of the number of shares of Perpetual Stride Preferred Stock represented by any other Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such other Global Certificate;

(C) if required to effect such transfer or exchange, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new Global Certificate bearing each legend, if any, required by Section 3(h); and

(D) if the Perpetual Stride Preferred Stock represented by such Global Certificate, or any beneficial interest therein, is to be exchanged for Perpetual Stride Preferred Stock represented by one or more Physical Certificates, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stride Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stride Preferred Stock equal to the number of shares of Perpetual Stride Preferred Stock represented by such Global Certificate that are to be so exchanged; (y) are registered in such name(s) as the Depositary specifies (or as otherwise determined pursuant to customary procedures); and (z) bear each legend, if any, required by Section 3(h).

(3) Each transfer or exchange of a beneficial interest in any Global Certificate will be made in accordance with the Depositary Procedures.

(iii)  Transfers and Exchanges of Perpetual Stride Preferred Stock Represented by Physical Certificates.

(1) Subject to this Section 3(i), a Holder of any Perpetual Stride Preferred Stock represented by a Physical Certificate may (x) transfer any whole number of shares of such Perpetual Stride Preferred Stock to one or more other Person(s); (y) exchange any whole number of shares of such Perpetual Stride Preferred Stock for an equal number of shares of Perpetual Stride Preferred Stock represented by one or more other Physical Certificates; and (z) if then permitted by the Depositary Procedures, transfer any whole number of shares of such Perpetual Stride Preferred Stock in exchange for a beneficial interest in the same number of shares of Perpetual Stride Preferred Stock represented by one or more Global Certificates; provided, however, that, to effect any such transfer or exchange, such Holder must surrender such Physical Certificate representing the Perpetual Stride Preferred Stock to be transferred or exchanged to the office of the Transfer Agent or the Registrar, together with any endorsements or transfer instruments reasonably required by the Company, the Transfer Agent or the Registrar.

(2) Upon the satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any whole number of shares of a Holder’s Perpetual Stride Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(i)(iii)(2)):

(A) such old Physical Certificate will be promptly cancelled pursuant to Section 3(n);

(B) if only part of the Perpetual Stride Preferred Stock represented by such old Physical Certificate is to be so transferred or exchanged, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stride Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stride Preferred Stock equal to the number of shares of Perpetual Stride Preferred Stock represented by such old Physical Certificate not to be so transferred or exchanged; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h);

(C) in the case of a transfer:

(I) to the Depositary or a nominee thereof that will hold its interest in the shares of Perpetual Stride Preferred Stock to be so transferred in the form of one or more Global Certificates, the Company will cause the Registrar to reflect an increase in the number of shares of Perpetual Stride Preferred Stock represented by one or more existing Global Certificates by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate(s), which increase(s) are each in whole numbers of shares of Perpetual Stride Preferred Stock and aggregate to the total number of shares of Perpetual Stride Preferred Stock to be so transferred, and which Global Certificate(s) bear each legend, if any, required by Section 3(h); provided, however, that if such transfer cannot be so effected by notation on one or more existing Global Certificates (whether because no Global Certificates bearing each legend, if any, required by Section 3(h) then exist, because any such increase will result in any Global Certificate representing a number of shares of Perpetual Stride Preferred Stock exceeding the maximum number permitted by the Depositary or otherwise), then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Global Certificates that (x) each represent a whole number of shares of Perpetual Stride Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stride Preferred Stock equal to the number of shares of Perpetual Stride Preferred Stock that are to be so transferred but that are not effected by notation as provided above; and (y) bear each legend, if any, required by Section 3(h); and

(II) to a transferee that will hold its interest in the shares of Perpetual Stride Preferred Stock to be so transferred in the form of one or more Physical Certificates, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stride Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stride Preferred Stock equal to the number of shares of Perpetual Stride Preferred Stock to be so transferred; (y) are registered in the name of such transferee; and (z) bear each legend, if any, required by Section 3(h); and

(D) in the case of an exchange, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stride Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stride Preferred Stock equal to the number of shares of Perpetual Stride Preferred Stock to be so exchanged; (y) are registered in the name of the Person to whom such old Physical Certificate was registered; and (z) bear each legend, if any, required by Section 3(h).

(iv) Transfers of Shares Subject to Redemption. Notwithstanding anything to the contrary in this Certificate of Designations, the Company, the Transfer Agent and the Registrar will not be required to register the transfer of or exchange any share of Perpetual Stride Preferred Stock that has been called for Redemption pursuant to a Redemption Notice, except to the extent that the Company fails to pay the related Redemption Price when due.

(j) Exchange and Cancellation of Perpetual Stride Preferred Stock to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(i) Cancellation of Perpetual Stride Preferred Stock Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption.

(1) Physical Certificates. If a Holder’s Perpetual Stride Preferred Stock represented by a Physical Certificate (or any portion thereof that has not theretofore been exchanged pursuant to Section 3(j)(i)) (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(j)(i)(1)) is to be repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the later of the time such Perpetual Stride Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p) and the time such old Physical Certificate is surrendered for such repurchase, (A) such old Physical Certificate will be cancelled pursuant to Section 3(n); and (B) in the case of a repurchase, the Company will issue, execute and deliver to such Holder, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), one or more Physical Certificates that (x) each represent a whole number of shares of Perpetual Stride Preferred Stock and, in the aggregate, represent a total number of shares of Perpetual Stride Preferred Stock equal to the number of shares of Perpetual Stride Preferred Stock represented by such old Physical Certificate that are not to be repurchased; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(h).

(2) Global Certificates. If a Holder’s Perpetual Stride Preferred Stock represented by a Global Certificate (or any portion thereof) is to be repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption, then, promptly after the time such Perpetual Stride Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(p), the Company will cause the Registrar to reflect a decrease of the number of shares of Perpetual Stride Preferred Stock represented by such Global Certificate in an amount equal to the number of shares of Perpetual Stride Preferred Stock represented by such Global Certificate that are to be so converted or repurchased, as applicable, by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if the number of shares represented by such Global Certificate is zero following such notation, cancel such Global Certificate pursuant to Section 3(n)).

(k) Status of Retired Shares. Upon any share of Perpetual Stride Preferred Stock ceasing to be outstanding, such share will be deemed to be retired and to resume the status of an authorized and unissued share of preferred stock of the Company.

(l) Replacement Certificates. If a Holder of any Perpetual Stride Preferred Stock claims that the certificate(s) representing such Perpetual Stride Preferred Stock have been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a replacement certificate representing such Perpetual Stride Preferred Stock upon surrender to the Company or the Transfer Agent of such mutilated certificate, or upon delivery to the Company or the Transfer Agent of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Transfer Agent and the Company. In the case of a lost, destroyed or wrongfully taken certificate representing any Perpetual Stride Preferred Stock, the Company and the Transfer Agent may require the Holder thereof to provide such security or indemnity that is reasonably satisfactory to the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss that any of them may suffer if such certificate is replaced.

Every replacement Perpetual Stride Preferred Stock issued pursuant to this Section 3(l) will, upon such replacement, be deemed to be outstanding Perpetual Stride Preferred Stock, entitled to all of the benefits of this Certificate of Designations equally and ratably with all other Perpetual Stride Preferred Stock then outstanding.

(m) Registered Holders; Certain Rights with Respect to Global Certificates. Only the Holder of any Perpetual Stride Preferred Stock will have rights under this Certificate of Designations as the owner of such Perpetual Stride Preferred Stock. Without limiting the generality of the foregoing, Depositary Participants, as such, will have no rights under this Certificate of Designations with respect to the Perpetual Stride Preferred Stock represented by any Global Certificate held on their behalf by the Depositary or its nominee, or by the Transfer Agent as its custodian, and the Company and the Share Agents, and their respective agents, may treat the Depositary as the absolute owner of the Perpetual Stride Preferred Stock represented by such Global Certificate for all purposes whatsoever; provided, however, that (i) the Holder of any Perpetual Stride Preferred Stock represented by any Global Certificate may grant proxies and otherwise authorize any Person, including Depositary Participants and Persons that hold interests in Perpetual Stride Preferred Stock through Depositary Participants, to take any action that such Holder is entitled to take with respect to the Perpetual Stride Preferred Stock represented by such Global Certificate under this Certificate of Designations; and (ii) the Company and the Share Agents, and their respective agents, will use commercially reasonable efforts to give effect to any written certification, proxy or other authorization furnished by the Depositary.

(n) Cancellation. The Company may at any time deliver Perpetual Stride Preferred Stock to the Transfer Agent for cancellation. The Registrar and the Paying Agent will forward to the Transfer Agent each share of Perpetual Stride Preferred Stock duly surrendered to them for transfer, exchange or payment. The Company will cause the Transfer Agent to promptly cancel all shares of Perpetual Stride Preferred Stock so surrendered to it in accordance with its customary procedures.

(o) Shares Held by the Company or its Affiliates. Without limiting the generality of Sections 3(p) and 3(q), in determining whether the Holders of the required number of outstanding shares of Perpetual Stride Preferred Stock (and, if applicable, Voting Parity Stock) have concurred in any direction, waiver or consent, shares of Perpetual Stride Preferred Stock owned by the Company or any of its Affiliates will be deemed not to be outstanding.

(p) Outstanding Shares.

(i) Generally. The shares of Perpetual Stride Preferred Stock that are outstanding at any time will be deemed to be those shares of Perpetual Stride Preferred Stock that, at such time, have been duly executed by the Company and countersigned by the Transfer Agent, excluding those shares of Perpetual Stride Preferred Stock that have theretofore been (1) cancelled by the Transfer Agent or delivered to the Transfer Agent for cancellation in accordance with Section 3(n); (2) assigned a number of outstanding shares of zero by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of the Global Certificate representing such Perpetual Stride Preferred Stock; (3) paid or settled in full upon their repurchase pursuant to a Repurchase Upon Fundamental Change or Redemption in accordance with this Certificate of Designations; or (4) deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii) or (iii) of this Section 3(p).

(ii) Replaced Shares. If any certificate representing any share of Perpetual Stride Preferred Stock is replaced pursuant to Section 3(l), then such share will cease to be outstanding at the time of such replacement, unless the Transfer Agent and the Company receive proof reasonably satisfactory to them that such share is held by a “bona fide purchaser” under applicable law.

(iii) Shares to Be Repurchased Pursuant to a Repurchase Upon Fundamental Change or Redemption. If, on a Fundamental Change Repurchase Date or Redemption Date, the Paying Agent holds consideration in kind and amount that is sufficient to pay the aggregate Fundamental Change Repurchase Price or Redemption Price, as applicable, due on such date, then (unless there occurs a default in the payment of the Fundamental Change Repurchase Price or Redemption Price, as applicable): (1) the Perpetual Stride Preferred Stock to be repurchased pursuant to the related Repurchase Upon Fundamental Change or Redemption, as applicable, on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Company’s obligations pursuant to Section 5(b)); and (2) the rights of the Holders of such Perpetual Stride Preferred Stock, as such, will terminate with respect to such Perpetual Stride Preferred Stock, other than the right to receive the Fundamental Change Repurchase Price or Redemption Price, as applicable, as provided in Section 7 or Section 8 (and, if applicable, declared Regular Dividends as provided in Section 5(b)).

(q) Repurchases by the Company and its Subsidiaries. Without limiting the generality of Section 3(n), subject to applicable law, the Company or its Subsidiaries may directly or indirectly repurchase Perpetual Stride Preferred Stock in the open market or otherwise, whether through private or public tender or exchange offers, cash-settled swaps or other cash-settled derivatives without delivering prior notice to Holders.

(r) Notations and Exchanges. Without limiting any rights of Holders pursuant to Section 9, if any amendment, supplement or waiver to the Certificate of Incorporation or this Certificate of Designations changes the terms of any Perpetual Stride Preferred Stock, then the Company may, in its discretion, require the Holder of the certificate representing such Perpetual Stride Preferred Stock to deliver such certificate to the Transfer Agent so that the Transfer Agent may place an appropriate notation prepared by the Company on such certificate and return such certificate to such Holder. Alternatively, at its discretion, the Company may, in exchange for such Perpetual Stride Preferred Stock, issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(e), a new certificate representing such Perpetual Stride Preferred Stock that reflects the changed terms. The failure to make any appropriate notation or issue a new certificate representing any Perpetual Stride Preferred Stock pursuant to this Section 3(r) will not impair or affect the validity of such amendment, supplement or waiver.

(s) CUSIP and ISIN Numbers. The Company may use one or more CUSIP or ISIN numbers to identify any of the Perpetual Stride Preferred Stock, and, if so, the Company will use such CUSIP or ISIN number(s) in notices to Holders; provided, however, that the effectiveness of any such notice will not be affected by any defect in, or omission of, any such CUSIP or ISIN number(s).

Section 4. RANKING. The Perpetual Stride Preferred Stock will rank (a) senior to (i) Dividend Junior Stock with respect to the payment of dividends; and (ii) Liquidation Junior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; (b) equally with (i) Dividend Parity Stock with respect to the payment of dividends; and (ii) Liquidation Parity Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; and (c) junior to (i) Dividend Senior Stock, with respect to the payment of dividends; and (ii) Liquidation Senior Stock, with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

Section 5. REGULAR DIVIDENDS.

(a) Generally.

(i) Accrual and Payment of Regular Dividends. Holders of the Perpetual Stride Preferred Stock will be entitled to receive non-cumulative dividends (“Regular Dividends”) at a rate per annum equal to the Regular Dividend Rate on the Stated Amount thereof, out of funds legally available for their payment, and subject to the other provisions of this Section 5, only when, as, and if declared by the Board of Directors. If declared, Regular Dividends will be payable ~~quarterly~~ in arrears on each Regular Dividend Payment Date (calculated in the manner set forth in Section 5(a)(iii)), to the Holders as of the Close of Business on the Regular Record Date ~~immediately preceding the applicable~~corresponding (as provided in Section 5(a)(ii)) to such Regular Dividend Payment Date. For the avoidance of doubt, the Company will not have any obligation to pay any Regular Dividend ~~for~~in respect of any Regular Dividend ~~Period~~Payment Date except to the extent the Company declares such Regular Dividend prior to ~~the~~such Regular Dividend Payment Date ~~for such Regular Dividend Period~~. No dividend, interest or other amount will accumulate or accrue on any unpaid Regular Dividends, regardless of whether Regular Dividends are declared ~~for~~with respect to any future Regular Dividend ~~Period~~Payment Date. Subject to the other provisions of this Section 5, Regular Dividends on the Perpetual Stride Preferred Stock will accrue ~~from, and including,~~on each Regular Record Date and will accrue from, but excluding, the latest Regular Record Date corresponding to the last Regular Dividend Payment Date (or, in the case of the ~~first~~ Regular Dividend ~~Period, from, and including, the Initial Issue Date~~Payment Date occurring on January 4, 2027, from, but excluding, December 31, 2026 (in the case of the Perpetual Stride Preferred Stock ~~issued on the Initial Issue Date~~outstanding as of December 31, 2026) or as otherwise provided pursuant to Section 3(c) or in the certificate(s) representing the applicable Perpetual Stride Preferred Stock (in the case of any other Perpetual Stride

Preferred Stock)) to, ~~but excluding, the~~and including, the latest Regular Record Date corresponding to the next Regular Dividend Payment Date (in each case, regardless of whether Regular Dividends were declared or paid in respect of any prior Regular Dividend ~~Period~~Payment Date). Declared Regular Dividends on the Perpetual Stride Preferred Stock will be payable in the manner set forth in Section 5(b). Notwithstanding anything to the contrary herein, the Regular Dividend, if any, payable in respect of the “Regular Dividend Payment Date” (as defined in the Original Certificate of Designations) occurring on December 31, 2026 (the “Final Pre-Amendment Dividend”) will be calculated and, if declared, paid in the manner set forth in the Original Certificate of Designations, the applicable terms of which are incorporated herein by reference solely for purposes of the Final Pre-Amendment Dividend.

(ii)  Determination of Regular Record Date(s) Corresponding to Each Regular Dividend Payment Date. The Regular Dividend Payment Date that corresponds to each Regular Record Date will be the first Regular Dividend Payment Date that occurs after such Regular Record Date. For the avoidance of doubt, two (2) or more Regular Record Dates may correspond to a single Regular Dividend Payment Date, in which case the Regular Dividends (if declared in full) due in respect of such single Regular Dividend Payment Date will be that amount of Regular Dividends that have accrued in respect of all Regular Record Dates that correspond to such single Regular Dividend Payment Date.

(iii)  Computation of Accrued Regular Dividends. Subject to Section 11(b), the amount of Regular Dividends that accrue on each outstanding share of Perpetual Stride Preferred Stock in respect of each Regular Record Date (which, for purposes of this Section 5(a)(iii), is referred to as the “reference Regular Record Date”) will be the following (it being understood, for the avoidance of doubt, that such amount, if declared in full, will be payable for the Regular Dividend Payment Date corresponding to such reference Regular Record Date, together, if applicable, with any other amounts due in respect of any other Regular Record Date(s) that correspond to the same Regular Dividend Payment Date):

~~(ii) Computation of Accrued Regular Dividends. Accrued Regular Dividends will be computed on the basis of a 360-day year comprised of twelve 30-day months.~~

where:

S	=	the Stated Amount per share of Perpetual Stride Preferred Stock;

DR	=	the Regular Dividend Rate;

N	=	the total number of calendar days in the Semi-Monthly Dividend Period in which such reference Regular Record Date occurs;

n	=	the total number of calendar days in the period from, and including, the first calendar day of such Semi-Monthly Dividend Period to, and including, such reference Regular Record Date; and

Dx	=

the amount of Regular Dividends that accrue on each outstanding share of Perpetual Stride Preferred Stock in respect of the Regular Record Date occurring on the x th calendar day of such Semi-Monthly Dividend Period (determined in accordance with this sentence, and rounded in accordance with the proviso to this sentence), except that D0 will be deemed to be equal to zero;

provided, however, that the amount, Dn, determined as aforesaid will be expressed as a dollar amount rounded as follows (before application of Section 11(b)): (A) if such reference Regular Record Date is the last Regular Record Date occurring in such Semi-Monthly Dividend Period, then such amount will not be rounded; and (B) in all other cases, if such dollar amount includes any fractional cent, then such dollar amount will be rounded down to the nearest cent.

(iv)  Company Right to Specify Additional Regular Dividend Payment Dates. Notwithstanding anything to the contrary in this Certificate of Designations, solely for purposes of determining whether a day is a Regular Dividend Payment Date (or any other day that is defined or otherwise determined by reference to any Regular Dividend Payment Date), the Company will have the right to elect to designate as a Business Day any day that would otherwise not be a Business Day. To exercise such right, the Company must provide notice of the same to Holders, provided, that the election set forth in such notice will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such election is provided, the

Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date.” Once such notice of such election is provided, the Company will have the right to rescind, in whole or in part, such election by providing notice of the same to Holders, provided, that such rescission (1) will not have retroactive effect and will not take effect with respect to any calendar month in respect of which, as of the time such notice of such rescission is provided, the Regular Dividend Payment Dates have already been determined pursuant to the first sentence of the definition of “Regular Dividend Payment Date”; and (2) will not be effective to cause the definition of Business Day to exclude any day that would be a Business Day as that term is defined in this Certificate of Designations without regard to this Section 5(a)(iv) or to the proviso in the definition of “Business Day.” For the avoidance of doubt, an election referred to in the first sentence of this Section 5(a)(iv) may (w) be with respect to a specific day; (x) be by reference to any category of days (such as “each Saturday”); (y) include any conditions (such as “each Saturday on which the Depositary accepts dividend payments on behalf of Depositary Participants”); and (z) provide for one or more future dates as of which the election will take effect (provided such future date(s) comply with the proviso in the second sentence of this Section 5(a)(iv)). Notwithstanding anything to the contrary, the notice referred to in the second or third sentence of this Section 5(a)(iv) will be deemed to have been duly sent if either (a) it is sent in compliance with Section 13; or (b) the information required to be included in such notice is (i) set forth in a press release issued through such national newswire service as the Company then uses or (ii) published through such other widely disseminated public medium as the Company then uses, including its website.

(b) Method of Payment. Each declared Regular Dividend on the Perpetual Stride Preferred Stock, if any, will be paid solely in cash.

(c) Treatment of Regular Dividends Upon Repurchase Upon Fundamental Change or Redemption. If the Fundamental Change Repurchase Date or Redemption Date of any share of Perpetual Stride Preferred Stock to be converted or repurchased pursuant to a Repurchase Upon Fundamental Change or Redemption is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stride Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such repurchase, as applicable, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share.

Except as provided in the preceding paragraph, Regular Dividends on any share of Perpetual Stride Preferred Stock will cease to accrue from and after the Fundamental Change Repurchase Date or Redemption Date, as applicable, for such share.

(d) Priority of Dividends; Limitation on Junior and Parity Payments; No Participation Rights.

(i) Generally. Except as provided in Sections 5(d)(iii) and 5(d)(iv), this Certificate of Designations will not prohibit or restrict the Company or the Board of Directors from declaring or paying any dividend or distribution (whether in cash, securities or other property, or any combination of the foregoing) on any class or series of the Company’s stock, and, unless such dividend or distribution is also declared on the Perpetual Stride Preferred Stock, the Perpetual Stride Preferred Stock will not be entitled to participate in such dividend or distribution.

(ii) Construction. For purposes of Sections 5(d)(iii) and 5(d)(iv), a Regular Dividend on the Perpetual Stride Preferred Stock will be deemed to have been paid if such Regular Dividend is declared and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such Regular Dividend is set aside for the benefit of the Holders entitled thereto.

(iii) Limitation on Dividends on Parity Stock. If less than all accrued and unpaid Regular Dividends on the outstanding Perpetual Stride Preferred Stock in respect of ~~a~~each Regular Dividend ~~Period~~Payment Date occurring within the most recently completed calendar quarter have been declared and paid as of the Close of Business on the last Regular Dividend Payment Date ~~immediately following such Regular Dividend Period~~of such calendar quarter, then, until and unless all accrued and unpaid Regular Dividends on the outstanding Perpetual Stride Preferred Stock in respect of ~~one (1) full~~each Regular Dividend ~~Period~~Payment Date occurring within the most recently completed calendar quarter have been paid, no dividends may be declared or paid on any class or series of Dividend Parity Stock unless Regular Dividends are simultaneously declared on the Perpetual Stride Preferred Stock on a pro rata basis, such that (A) the ratio of (x) the dollar amount of Regular Dividends so declared per share of Perpetual Stride Preferred Stock to (y) the dollar amount of the total accrued and unpaid Regular Dividends~~, in respect of the most recent Regular Dividend Period,~~ per share of Perpetual Stride Preferred Stock immediately before the payment of such Regular Dividend is no less than (B) the ratio of (x) the dollar amount of dividends so declared or paid per share of such class or series of Dividend Parity Stock to (y) the dollar amount of the total accrued and unpaid dividends per share of such class or series of Dividend Parity Stock immediately before the payment of such dividend (which dollar amount in this clause (y) will, if dividends on such class or series of Dividend Parity Stock are not cumulative, be the full amount of dividends per share thereof in respect of the most recent dividend period thereof).

(iv) Limitation on Certain Payments. Subject to the next sentence, if any Perpetual Stride Preferred Stock is outstanding, then, from and after September 30, 2025, no dividends or distributions (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on any Junior Stock, and neither the Company nor any of its Subsidiaries will purchase, redeem or otherwise acquire for value (whether in cash, securities or other property, or any combination of the foregoing) any Junior Stock or Dividend Parity Stock, in each case unless all accrued Regular Dividends, if any, on the Perpetual Stride Preferred Stock in respect of each Regular Dividend Payment Date occurring within the most recently completed ~~Regular Dividend Period~~calendar quarter have been declared and paid in full (and the Company will have the right, at its election, to satisfy the condition set forth in the clause immediately preceding this parenthetical by declaring and paying, on any Regular Dividend Payment Date occurring before the applicable declaration, payment, purchase, redemption or acquisition that would otherwise be prohibited by this sentence, a Regular Dividend in excess of the amount set forth in Section 5(a)(iii), and such declaration and payment need not include any interest or compounding in respect of prior unpaid Regular Dividends to satisfy such condition). Notwithstanding anything to the contrary in the preceding sentence, the restrictions set forth in the preceding sentence will not apply to the following:

(1) dividends and distributions on Junior Stock that are payable solely in shares of Junior Stock, together with cash in lieu of any fractional share;

(2) the purchase of any Junior Stock or Dividend Parity Stock solely with the proceeds of a substantially simultaneous sale of other Junior Stock;

(3) purchases, redemptions or other acquisitions of Junior Stock in connection with the administration of any benefit or other incentive plan of the Company (including any employment contract) in the ordinary course of business, including (x) the forfeiture of unvested shares of restricted stock, or any withholdings (including withholdings effected by a repurchase or similar transaction), or other surrender, of shares that would otherwise be deliverable upon exercise, delivery or vesting of equity awards under any such plan or contract, in each case whether for payment of applicable taxes or the exercise price, or otherwise; (y) cash paid in connection therewith in lieu of issuing any fractional share; and (z) purchases of Junior Stock pursuant to a publicly announced repurchase plan to offset the dilution resulting from issuances pursuant to any such plan or contract; provided, however, that repurchases pursuant to this clause (z) will be permitted pursuant to this Section 5(d)(iv)(3) only to the extent the number of shares of Junior Stock so repurchased does not exceed the related Number of Incremental Diluted Shares;

(4) purchases, or other payments in lieu of the issuance, of any fractional share of Junior Stock in connection with the conversion, exercise or exchange of such Junior Stock or of any securities convertible into, or exercisable or exchangeable for, Junior Stock;

(5) purchases, or other payments in lieu of the issuance, of any fractional share of Dividend Parity Stock in connection with the conversion, exercise or exchange of such Dividend Parity Stock or of any securities convertible into, or exercisable or exchangeable for, Dividend Parity Stock;

(6) (x) dividends and distributions of Junior Stock, or rights to acquire Junior Stock, pursuant to a stockholder rights plan; and (y) the redemption or repurchase of such rights pursuant to such stockholder rights plan;

(7) purchases of Junior Stock or Dividend Parity Stock pursuant to a binding contract (including a stock repurchase plan) to make such purchases, if such contract was in effect on the immediately preceding Regular Dividend Payment Date and such purchases, if effected immediately before such Regular Dividend Payment Date, would not have been prohibited by the first sentence of this Section 5(d)(iv);

(8) the settlement of any convertible note hedge transactions, capped call transactions or similar transactions entered into in connection with the issuance, by the Company or any of its Subsidiaries, of any debt securities that are convertible into, or exchangeable for, Class A Common Stock (or into or for any combination of cash and Class A Common Stock based on the value of the Class A Common Stock), provided such transactions are on customary terms and were entered into either (x) before the Initial Issue Date or (y) in compliance with the first sentence of this Section 5(d)(iv);

(9) the acquisition, by the Company or any of its Subsidiaries, of record ownership of any Junior Stock or Dividend Parity Stock solely on behalf of Persons (other than the Company or any of its Subsidiaries) that are the beneficial owners thereof, including as trustee or custodian (or as a result of the Company’s acquisition of another Person that was, immediately before such acquisition, the record or beneficial owner of such Junior Stock or Dividend Parity Stock as applicable, provided such record or beneficial ownership was not obtained in anticipation of such acquisition);

(10) the exchange, conversion or reclassification of Dividend Parity Stock solely for or into Junior Stock or other Dividend Parity Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share; and

(11) the exchange, conversion or reclassification of Junior Stock solely for or into other Junior Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share.

For the avoidance of doubt, this Section 5(d)(iv) will not prohibit or restrict the payment or other acquisition for value of any debt securities that are convertible into, or exchangeable for, any Capital Stock.

Section 6. RIGHTS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

(a) Generally. If the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Company’s creditors, each share of Perpetual Stride Preferred Stock will entitle the Holder thereof to receive payment for the following amount out of the Company’s assets or funds legally available for distribution to the Company’s stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Stock:

(i) the Liquidation Preference per share of Perpetual Stride Preferred Stock as of the Business Day immediately before the date of such payment; and

(ii) all declared and unpaid Regular Dividends, if any, that will have accrued on such share to, ~~but excluding, the~~and including, the Regular Record Date immediately before the date of such payment.

Upon payment of such amount in full on the outstanding Perpetual Stride Preferred Stock, Holders of the Perpetual Stride Preferred Stock will have no rights to the Company’s remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding shares of Perpetual Stride Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Liquidation Parity Stock, if any, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Stock, such assets or funds will be distributed ratably on the outstanding shares of Perpetual Stride Preferred Stock and Liquidation Parity Stock in proportion to the full respective distributions to which such shares would otherwise be entitled.

(b) Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company’s consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company’s assets (other than a sale, lease or other transfer in connection with the Company’s liquidation, dissolution or winding up) to, another Person will not, in itself, constitute the Company’s liquidation, dissolution or winding up, even if, in connection therewith, the Perpetual Stride Preferred Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

Section 7. RIGHT OF THE COMPANY TO REDEEM THE PERPETUAL STRIDE PREFERRED STOCK.

(a) Optional Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (an “Optional Redemption”) all, but not less than all, of the outstanding Perpetual Stride Preferred Stock, for a cash purchase price equal to the Redemption Price, at any time if the total number of shares of Perpetual Stride Preferred Stock then outstanding is less than 25% of the total number of shares of the Perpetual Stride Preferred Stock originally issued on the Initial Issue Date and in any future offering of the Perpetual Stride Preferred Stock, taken together.

(b) Tax Redemption. Subject to the terms of this Section 7, the Company has the right, at its election, to redeem (a “Tax Redemption”) all, and not less than all, of the Perpetual Stride Preferred Stock, at any time, for a cash purchase price equal to the Redemption Price, if a Tax Event occurs.

(c) Redemption Price. The Redemption Price per share of Perpetual Stride Preferred Stock called for either Optional Redemption or Tax Redemption will be an amount equal to (1) the Liquidation Preference of such share as of the Business

Day before the date the Company sends the related Redemption Notice, plus (2) declared and unpaid Regular Dividends, if any, on such share that will have accrued to, ~~but excluding, the~~and including, the Regular Record Date immediately before the Redemption Date; provided, however, if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stride Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then (A) the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Optional Redemption or Tax Redemption, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share; and (B) the amount referred to in clause (2) hereof will instead be deemed to be zero (0). For the avoidance of doubt, the Redemption Price will not include any undeclared Regular Dividends.

(d) Redemption Date. The Redemption Date will be a Business Day of the Company’s choosing that is no more than sixty (60), nor less than fifteen (15), calendar days after the Redemption Notice Date.

(e) Redemption Notice. To exercise the Company’s right to redeem the Perpetual Stride Preferred Stock pursuant to a Redemption, the Company must send notice of such Redemption to each Holder (the “Redemption Notice”).

Such Redemption Notice must state:

(i) that the Company has exercised its right to call all of the outstanding Perpetual Stride Preferred Stock for Redemption, briefly describing the Company’s Redemption right under this Certificate of Designations;

(ii) the Redemption Date;

(iii) a brief description of the manner in which the Redemption Price will be calculated;

(iv) if the Redemption Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stride Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with ~~Section 5(b)~~Section 5(c);

(v) the name and address of the Paying Agent and the Transfer Agent; and

(vi) the CUSIP and ISIN numbers, if any, of the Perpetual Stride Preferred Stock.

(f) Repurchases or Other Acquisitions Other Than by Redemption Not Affected. For the avoidance of doubt, nothing in this Section 7 will limit or otherwise apply to any repurchase or other acquisition, by the Company or its Affiliates, or any other Person, of any Perpetual Stride Preferred Stock not by Redemption (including in open market transactions, private or public tender or exchange offers or otherwise).

Section 8. RIGHT OF HOLDERS TO REQUIRE THE COMPANY TO REPURCHASE PERPETUAL STRIDE PREFERRED STOCK UPON A FUNDAMENTAL CHANGE.

(a) Fundamental Change Repurchase Right. Subject to the other terms of this Section 8, if a Fundamental Change occurs, then each Holder will have the right (the “Fundamental Change Repurchase Right”) to require the Company to repurchase some or all of such Holder’s Perpetual Stride ~~Preferred Stock~~ Preferred Stock on the Fundamental Change Repurchase Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Repurchase Price. Notwithstanding anything to the contrary in this Certificate of Designations, in no event will any Holder be entitled to exercise its Fundamental Change Repurchase Right in respect of a number of shares of Perpetual Stride Preferred Stock that is not a whole number.

(b) Funds Legally Available for Payment of Fundamental Change Repurchase Price; Covenant Not to Take Certain Actions. Notwithstanding anything to the contrary in this Section 8, (i) the Company will not be obligated to pay the Fundamental Change Repurchase Price of any shares of Perpetual Stride Preferred Stock to the extent, and only to the extent, the Company does not have sufficient funds legally available to pay the same; and (ii) if the Company does not have sufficient funds legally available to pay the Fundamental Change Repurchase Price of all shares of Perpetual Stride Preferred Stock that are otherwise to be repurchased pursuant to a Repurchase Upon Fundamental Change, then (1) the Company will pay the maximum amount of such Fundamental Change Repurchase Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of shares of Perpetual Stride Preferred Stock of such Holder that were otherwise to be repurchased pursuant to such Repurchase Upon Fundamental Change; and (2) the Company will cause all such shares as to which the Fundamental Change Repurchase

Price was not paid to be returned to the Holder(s) thereof, and such shares will be deemed to remain outstanding. The Company will not voluntarily take any action, or voluntarily engage in any transaction, that would result in a Fundamental Change unless the Company has sufficient funds legally available to fully pay the maximum aggregate Fundamental Change Repurchase Price that would be payable in respect of such Fundamental Change on all shares of Perpetual Stride Preferred Stock then outstanding.

(c) Fundamental Change Repurchase Date. The Fundamental Change Repurchase Date for any Fundamental Change will be a Business Day of the Company’s choosing that is no more than thirty five (35), nor less than twenty (20), Business Days after the date the Company sends the related Fundamental Change Notice pursuant to Section 8(e).

(d) Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price for a share of Perpetual Stride Preferred Stock to be repurchased upon a Repurchase Upon Fundamental Change following a Fundamental Change will be an amount in cash equal to (i) the Stated Amount of such share plus (ii) declared and unpaid Regular Dividends, if any, on such share that will have accrued to, ~~but excluding, the~~and including, the Regular Record Date immediately before the Fundamental Change Repurchase Date for such Fundamental Change; provided, however, that if such Fundamental Change Repurchase Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stride Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, then (x) pursuant to ~~Section 5(b)~~Section 5(c), the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Repurchase Upon Fundamental Change, to receive, on or, at the Company’s election, before such Regular Dividend Payment Date, such declared Regular Dividend on such share; and (y) the amount referred to in clause (ii) above will instead be deemed to be zero (0). For the avoidance of doubt, the Fundamental Change Repurchase Price will not include any undeclared Regular Dividends.

(e) Fundamental Change Notice. On or before the twentieth (20th) calendar day after the effective date of a Fundamental Change, the Company will send to each Holder a notice of such Fundamental Change (a “Fundamental Change Notice”). Such Fundamental Change Notice must state:

(i) briefly, the events causing such Fundamental Change;

(ii) the effective date of such Fundamental Change;

(iii) the procedures that a Holder must follow to require the Company to repurchase its Perpetual Stride Preferred Stock pursuant to this Section 8, including the deadline for exercising the Fundamental Change Repurchase Right and the procedures for submitting and withdrawing a Fundamental Change Repurchase Notice;

(iv) the Fundamental Change Repurchase Date for such Fundamental Change;

(v) a brief description of the manner in which the Fundamental Change Repurchase Price will be calculated;

(vi) if the Fundamental Change Repurchase Date is after a Regular Record Date for a declared Regular Dividend on the Perpetual Stride Preferred Stock and on or before the ~~next~~corresponding Regular Dividend Payment Date, that such Regular Dividend will be paid in accordance with ~~Section 5(b)~~Section 5(c);

(vii) the name and address of the Paying Agent and the Transfer Agent;

(viii) that shares of Perpetual Stride Preferred Stock for which a Fundamental Change Repurchase Notice has been duly tendered and not duly withdrawn must be delivered to the Paying Agent for the Holder thereof to be entitled to receive the Fundamental Change Repurchase Price;

(ix) that shares of Perpetual Stride Preferred Stock that are subject to a Fundamental Change Repurchase Notice that has been duly tendered may be converted only if such Fundamental Change Repurchase Notice is withdrawn in accordance with this Certificate of Designations; and

(x) the CUSIP and ISIN numbers, if any, of the Perpetual Stride Preferred Stock.

(f) Procedures to Exercise the Fundamental Change Repurchase Right.

(i) Delivery of Fundamental Change Repurchase Notice and Shares of Perpetual Stride Preferred Stock to Be Repurchased. To exercise its Fundamental Change Repurchase Right for any share(s) of Perpetual Stride Preferred Stock following a Fundamental Change, the Holder thereof must deliver to the Paying Agent:

(1) before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date (or such later time as may be required by law), a duly completed, written Fundamental Change Repurchase Notice with respect to such share(s); and

(2) such share(s), duly endorsed for transfer (to the extent such share(s) are represented by one or more Physical Certificates) or by book-entry transfer (to the extent such share(s) are represented by one or more Global Certificates).

(ii) Contents of Fundamental Change Repurchase Notices. Each Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Stride Preferred Stock must state:

(1) if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2) the number of shares of Perpetual Stride Preferred Stock to be repurchased, which must be a whole number; and

(3) that such Holder is exercising its Fundamental Change Repurchase Right with respect to such share(s);

provided, however, that if such share(s) are represented by one or more Global Certificates, then such Fundamental Change Repurchase Notice must comply with the Depositary Procedures (and any such Fundamental Change Repurchase Notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

(iii) Withdrawal of Fundamental Change Repurchase Notice. A Holder that has delivered a Fundamental Change Repurchase Notice with respect to any share(s) of Perpetual Stride Preferred Stock may withdraw such Fundamental Change Repurchase Notice by delivering a written notice of withdrawal to the Paying Agent at any time before the Close of Business on the Business Day immediately before the related Fundamental Change Repurchase Date. Such withdrawal notice must state:

(1) if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2) the number of shares of Perpetual Stride Preferred Stock to be withdrawn, which must be a whole number; and

(3) the number of shares of Perpetual Stride Preferred Stock, if any, that remain subject to such Fundamental Change Repurchase Notice, which must be a whole number;

provided, however, that if such share(s) are represented by one or more Global Certificates, then such withdrawal notice must comply with the Depositary Procedures (and any such withdrawal notice delivered in compliance with the Depositary Procedures will be deemed to satisfy the requirements of this Section 8(f)).

If any Holder delivers to the Paying Agent any such withdrawal notice withdrawing any share(s) of Perpetual Stride Preferred Stock from any Fundamental Change Repurchase Notice previously delivered to the Paying Agent, and such share(s) have been surrendered to the Paying Agent, then such share(s) will be returned to the Holder thereof (or, if applicable with respect to any Global Certificate, any instructions for book-entry transfer to the Company or the Paying Agent of the applicable beneficial interest in such Global Certificate will be cancelled in accordance with the Depositary Procedures).

(g) Payment of the Fundamental Change Repurchase Price. Subject to Section 8(b), the Company will cause the Fundamental Change Repurchase Price for each share of Perpetual Stride Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change to be paid to the Holder thereof on or before the later of (i) the applicable Fundamental Change Repurchase Date; and (ii) the date (x) the Physical Certificate representing such share is delivered to the Paying Agent (in the case such share is represented by a Physical Certificate) or (y) the Depositary Procedures relating to the repurchase, and the delivery to the Paying Agent, of such Holder’s beneficial interest in the Global Certificate representing such share to be repurchased are complied with (in the case such share is represented by a Global Certificate). For the avoidance of doubt, Regular Dividends payable pursuant to the proviso to Section 8(d) on any share of Perpetual Stride Preferred Stock to be repurchased pursuant to a Repurchase Upon Fundamental Change will be paid pursuant to such proviso and Section 5(b).

(h) Compliance with Applicable Securities Laws. To the extent applicable, the Company will comply, in all material respects, with all federal and state securities laws in connection with a Repurchase Upon Fundamental Change (including complying with Rules 13e- 4 and 14e-1 under the Exchange Act and filing any required Schedule TO, to the extent applicable) so as to permit effecting such Repurchase Upon Fundamental Change in the manner set forth in this Certificate of Designations; provided, however, that, to the extent that the Company’s obligations pursuant to this Section 8 conflict with any law or regulation that is applicable to the Company, the Company’s compliance with such law or regulation will not be considered to be a breach of such obligations.

(i) Third Party May Conduct Repurchase Offer In Lieu of the Company. Notwithstanding anything to the contrary in this Section 8, the Company will be deemed to satisfy its obligations under this Section 8 if (i) one or more third parties conduct any Repurchase Upon Fundamental Change and related offer to repurchase Perpetual Stride Preferred Stock otherwise required by this Section 8 in a manner that would have satisfied the requirements of this Section 8 if conducted directly by the Company; and (ii) an owner of a beneficial interest in any Global Certificate representing any Perpetual Stride Preferred Stock repurchased by such third party or parties will not receive a lesser amount (as a result of withholding or other similar taxes) than such owner would have received had the Company repurchased such Perpetual Stride Preferred Stock.

Section 9. VOTING RIGHTS. The Perpetual Stride Preferred Stock will have no voting rights except as set forth in this Section 9 or as provided in the Certificate of Incorporation or required by the Delaware General Corporation Law.

(a) Voting and Consent Rights with Respect to Specified Matters.

(i) Generally. Subject to the other provisions of this Section 9(a), while any Perpetual Stride Preferred Stock is outstanding, each of the following events will require, and cannot be effected without, the affirmative vote or consent of Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting or consent rights with respect to such event, representing at least a majority of the combined outstanding voting power of the Perpetual Stride Preferred Stock and such Voting Parity Stock, if any:

(1) any amendment, modification or repeal of any provision of the Certificate of Incorporation or this Certificate of Designations that materially adversely affects the special rights, preferences or voting powers of the Perpetual Stride Preferred Stock (other than an amendment, modification or repeal permitted by Section 9(a)(iii)); and

(2) the Company’s consolidation or combination with, or merger with or into, another Person, or any binding or statutory share exchange or reclassification involving the Perpetual Stride Preferred Stock, in each case unless:

(A) the Perpetual Stride Preferred Stock either (x) remains outstanding after such consolidation, combination, merger, share exchange or reclassification; or (y) is converted or reclassified into, or is exchanged for, or represents solely the right to receive, preference securities of the continuing, resulting or surviving Person of such consolidation, combination, merger, share exchange or reclassification, or the parent thereof;

(B) the Perpetual Stride Preferred Stock that remains outstanding or such preference securities, as applicable, have rights, preferences and voting powers that, taken as a whole, are not materially less favorable (as determined by the Board of Directors in good faith) to the Holders or the holders thereof, as applicable, than the rights, preferences and voting powers, taken as a whole, of the Perpetual Stride Preferred Stock immediately before the consummation of such consolidation, combination, merger, share exchange or reclassification; and

(C) the issuer of the Perpetual Stride Preferred Stock that remains outstanding or such preference securities, as applicable, is a corporation duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that, if not the Company, will succeed to the Company under this Certificate of Designations and the Perpetual Stride Preferred Stock;

provided, however, that (x) a consolidation, combination, merger, share exchange or reclassification that satisfies the requirements of clauses (A), (B) and (C) of Section 9(a)(i)(2) will not require any vote or consent pursuant to Section 9(a)(i)(1); and (y) each of the following will be deemed not to materially adversely affect the rights, preferences or voting powers of the Perpetual Stride Preferred Stock (or cause any of the rights, preferences or voting powers of any such preference securities to be “materially less favorable” for purposes of Section 9(a)(i)(2)(B)) and will not require any vote or consent pursuant to either Section 9(a)(i)(1) or 9(a)(i)(2):

(I) any increase in the number of the authorized but unissued shares of the Company’s undesignated preferred stock;

(II) any increase in the number of authorized or issued shares of Perpetual Stride Preferred Stock; and

(III) the creation and issuance, or increase in the authorized or issued number, of any class or series of stock (including, for the avoidance of doubt, Dividend Parity Stock, Liquidation Parity Stock, Dividend Senior Stock or Liquidation Senior Stock).

(ii) Where Some But Not All Classes or Series of Stock Are Adversely Affected. If any event set forth in Section 9(a)(i)(1) or 9(a)(i)(2) would materially adversely affect the rights, preferences or voting powers of one or more, but not all, classes or series of Voting Parity Stock (which term, solely for purposes of this sentence, includes the Perpetual Stride Preferred Stock), then those classes or series whose rights, preferences or voting powers would not be materially adversely affected will be deemed not to have voting or consent rights with respect to such event. Furthermore, an amendment, modification or repeal described in Section 9(a)(i)(1) above that materially adversely affects the special rights, preferences or voting powers of the Perpetual Stride Preferred Stock cannot be effected without the affirmative vote or consent of Holders, voting separately as a class, of at least a majority of the Perpetual Stride Preferred Stock then outstanding.

(iii) Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 9(a)(i)(1), the Company may amend, modify or repeal any of the terms of the Perpetual Stride Preferred Stock without the vote or consent of any Holder to:

(1) cure any ambiguity or correct any omission, defect or inconsistency in this Certificate of Designations or the certificates representing the Perpetual Stride Preferred Stock, including the filing of a certificate of correction, or a corrected instrument, pursuant to Section 103(f) of the Delaware General Corporation Law in connection therewith;

(2) conform the provisions of this Certificate of Designations or the certificates representing the Perpetual Stride Preferred Stock to the “Description of STRD Stock” section of the Company’s preliminary prospectus supplement, dated June 2, 2025, relating to the initial offering and sale of the Perpetual Stride Preferred Stock, as supplemented by the related pricing term sheet dated June 5, 2025;

(3) provide for or confirm the issuance of additional Perpetual Stride Preferred Stock pursuant to this Certificate of Designations;

(4) provide for any transfer restrictions that apply to any shares of Perpetual Stride Preferred Stock (other than the shares of Perpetual Stride Preferred Stock issued on the Initial Issue Date and any shares of Perpetual Stride Preferred Stock issued in exchange therefor or in substitution thereof) that, at the time of their original issuance, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act or that are originally issued in reliance upon Regulation S under the Securities Act; or

(5) make any other change to the Certificate of Incorporation, this Certificate of Designations or the certificates representing the Perpetual Stride Preferred Stock that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holders that have consented to such change), as such, in any material respect (as determined by the Board of Directors in good faith).

(b) Procedures for Voting and Consents.

(i) Rules and Procedures Governing Votes and Consents. If any vote or consent of the Holders will be held or solicited, including at a regular annual meeting or a special meeting of stockholders, then the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 9. Such rules and procedures may include fixing a record date to determine the Holders (and, if applicable, holders of Voting Parity Stock) that are entitled to vote or provide consent, as applicable, and rules governing the solicitation and use of proxies or written consents.

(ii) Voting Power of the Perpetual Stride Preferred Stock and Voting Parity Stock. Each share of Perpetual Stride Preferred Stock will be entitled to one vote on each matter on which the Holders of the Perpetual Stride Preferred Stock are entitled to vote separately as a class and not together with the holders of any other class or series of stock. The respective voting powers of the Perpetual Stride Preferred Stock and all classes or series of Voting Parity Stock entitled to vote on any matter together as a single class will be determined (including for purposes of determining whether a plurality, majority or other applicable portion of votes has been obtained) in proportion to their respective liquidation amounts. Solely for purposes of the preceding sentence, the liquidation amount of the Perpetual Stride Preferred Stock or any such class or series of Voting Parity Stock will be the maximum amount payable in respect of the Perpetual Stride Preferred Stock or such class or series, as applicable, assuming the Company is liquidated on the record date for the applicable vote or consent (or, if there is no record date, on the date of such vote or consent).

(iii) Written Consent in Lieu of Stockholder Meeting. A consent or affirmative vote of the Holders pursuant to Section 9(a) may be given or obtained either in writing without a meeting or in person or by proxy at a regular annual meeting or a special meeting of stockholders.

Section 10.  NO PREEMPTIVE RIGHTS. Without limiting the rights of Holders set forth in this Certificate of Designations, the Perpetual Stride Preferred Stock will not have any preemptive rights to subscribe for or purchase any of the Company’s securities.

Section 11. CALCULATIONS.

(a) Responsibility; Schedule of Calculations. Except as otherwise provided in this Certificate of Designations, the Company will be responsible for making all calculations called for under this Certificate of Designations or the Perpetual Stride Preferred Stock, including determinations of the Last Reported Sale Prices, Liquidation Preference, Fundamental Change Repurchase Price, Redemption Price and accrued Regular Dividends on the Perpetual Stride Preferred Stock. The Company will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Company will provide a schedule of such calculations to any Holder or any beneficial owner of a share of Perpetual Stride Preferred Stock upon written request.

(b) Calculations Aggregated for Each Holder. The composition of the consideration due upon the payment of the Fundamental Change Repurchase Price or the Redemption Price for, and the payment on a Regular Dividend Payment Date of Regular Dividends on, the Perpetual Stride Preferred Stock of any Holder will (in the case of a Global Certificate, to the extent permitted by, and practicable under, the Depositary Procedures) be computed based on the total number of shares of Perpetual Stride Preferred Stock of such Holder to be repurchased (in the case of payment of the Fundamental Change Repurchase Price) or redeemed (in the case of payment of the Redemption Price), or held by such Holder as of the Close of Business on the ~~related~~corresponding Regular Record Date (in the case of payment of such Regular Dividends), as applicable. Any cash amounts due to such Holder in respect thereof will, after giving effect to the preceding sentence, be rounded to the nearest cent.

Section 12. NO SINKING FUND OBLIGATIONS. The Perpetual Stride Preferred Stock will not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Perpetual Stride Preferred Stock, except to the extent provided in Section 7.

Section 13. NOTICES. The Company will send all notices or communications to Holders pursuant to this Certificate of Designations in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the Holders’ respective addresses shown on the Register; provided, however, that, in the case of Perpetual Stride Preferred Stock represented by one or more Global Certificates, the Company is permitted to send notices or communications to Holders pursuant to the Depositary Procedures, and notices and communications that the Company sends in this manner will be deemed to have been properly sent to such Holders in writing.

Section 14. NO OTHER RIGHTS. The Perpetual Stride Preferred Stock will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the Certificate of Incorporation or as required by applicable law.

Section 15.  EFFECT OF AMENDMENT. Subject to the final sentence of the first paragraph of Section 5(a)(i), this Certificate of Designations amends and restates the Original Certificate of Designations effective from, and including, the Amendment and Restatement Effective Time; provided, however, that, except as otherwise contemplated or expressly provided by this Certificate of Designations, all matters relating to the Perpetual Stride Preferred Stock in respect of any period before the Amendment and Restatement Effective Time (including, except as otherwise contemplated or expressly provided by this Certificate of Designations, in respect of the accrual and payment of Regular Dividends) will be governed by the Original Certificate of Designations.

* * *

This Amended and Restated Certificate of Designations of 10.00% Series A Perpetual Stride Preferred Stock will be effective on January 1, 2027 at 12:01 a.m. (Eastern).

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amended and Restated Certificate of Designations to be duly executed as of ~~the date first written above~~     , 2026.

~~MICROSTRATEGY INCORPORATED~~ STRATEGY INC

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

FORM OF PERPETUAL STRIDE PREFERRED STOCK

[Insert Global Certificate Legend, if applicable]

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Stride Preferred Stock

CUSIP No.: [ ]	Certificate No.[ ]

ISIN No.:  [  ]

~~MicroStrategy Incorporated~~Strategy Inc, a Delaware corporation ~~d/b/a Strategy~~(formerly known as MicroStrategy Incorporated) (the “Company”), certifies that [Cede & Co.] is the registered owner of [[number of shares] shares]1[the number of shares set forth in the attached Schedule of Exchanges of Interests in the Global Certificate]2 of the Company’s 10.00% Series A Perpetual Stride Preferred Stock (the “Perpetual Stride Preferred Stock”) represented by this certificate (this “Certificate”). The special rights, preferences and voting powers of the Perpetual Stride Preferred Stock are set forth in the Amended and Restated Certificate of Designations of the Company establishing the Perpetual Stride Preferred Stock (the “Certificate of Designations”). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Designations.

Additional terms of this Certificate are set forth on the other side of this Certificate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[1]	Insert bracketed language for Physical Certificate only.
[2]	Insert bracketed language for Global Certificate only.

A-1

IN WITNESS WHEREOF, ~~MicroStrategy Incorporated~~Strategy Inc has caused this instrument to be duly executed as of the date set forth below.

~~MICROSTRATEGY  INCORPORATED~~STRATEGY INC

Date:	By:
Name:
Title:

Date:	By:
Name:
Title:

A-2

TRANSFER AGENT’S COUNTERSIGNATURE

[legal name of Transfer Agent], as Transfer Agent, certifies that this Certificate represents shares of Perpetual Stride Preferred Stock referred to in the within-mentioned Certificate of Designations.

Date:	By:
Authorized Signatory

A-3

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Stride Preferred Stock

This Certificate represents duly authorized, issued and outstanding shares of Perpetual Stride Preferred Stock. Certain terms of the Perpetual Stride Preferred Stock are summarized below. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Certificate of Designations or the Certificate of Incorporation, the provisions of the Certificate of Designations or the Certificate of Incorporation, as applicable, will control.

1. Method of Payment. Cash amounts due on the Perpetual Stride Preferred Stock represented by this Certificate will be paid in the manner set forth in Section 3(f) of the Certificate of Designations.

2. Persons Deemed Owners. The Person in whose name this Certificate is registered will be treated as the owner of the Perpetual Stride Preferred Stock represented by this Certificate for all purposes, subject to Section 3(m) of the Certificate of Designations.

3. Denominations; Transfers and Exchanges. All shares of Perpetual Stride Preferred Stock will be in registered form and in denominations equal to any whole number of shares. Subject to the terms of the Certificate of Designations, the Holder of the Perpetual Stride Preferred Stock represented by this Certificate may transfer or exchange such Perpetual Stride Preferred Stock by presenting this Certificate to the Registrar and delivering any required documentation or other materials.

4. Regular Dividends. Regular Dividends on the Perpetual Stride Preferred Stock will accrue and will be paid in the manner, and subject to the terms, set forth in Section 5 and Section 15 of the Certificate of Designations.

5. Liquidation Preference. The Liquidation Preference per share of Perpetual Stride Preferred Stock is initially one hundred dollars ($100) per share of Perpetual Stride Preferred Stock as of the Initial Issue Date and is subject to adjustment, as set forth in the Certificate of Designations. The rights of Holders upon the Company’s liquidation, dissolution or winding up are set forth in Section 6 of the Certificate of Designations.

6. Right of Holders to Require the Company to Repurchase Perpetual Stride Preferred Stock upon a Fundamental Change. If a Fundamental Change occurs, then each Holder will have the right to require the Company to repurchase such Holder’s Perpetual Stride Preferred Stock for cash in the manner, and subject to the terms, set forth in Section 8 of the Certificate of Designations.

7. Right of the Company to Redeem the Perpetual Stride Preferred Stock. The Company will have the right to redeem the Perpetual Stride Preferred Stock in the manner, and subject to the terms, set forth in Section 7 of the Certificate of Designations.

8. Voting Rights. Holders of the Perpetual Stride Preferred Stock have the voting rights set forth in Section 9 of the Certificate of Designations.

9. Countersignature. The Perpetual Stride Preferred Stock represented by this Certificate will not be valid until this Certificate is countersigned by the Transfer Agent.

10. Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

* * *

To request a copy of the Certificate of Designations, which the Company will provide to any Holder at no charge, please send a written request to the following address:

Strategy Inc

1850 Towers Crescent Plaza

Tysons Corner, Virginia 22182

Attention: Chief Financial Officer

A-4

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL CERTIFICATE1

INITIAL NUMBER OF SHARES REPRESENTED BY THIS GLOBAL CERTIFICATE:

[  ]

The following exchanges, transfers or cancellations of this Global Certificate have been made:

Date	Amount of Increase (Decrease) in Number of Shares Represented by this Global Certificate	Number of Shares Represented by this Global Certificate After Such Increase (Decrease)	Signature of Authorized Signatory of Transfer Agent

[1]	Insert for Global Certificate only.

A-5

FUNDAMENTAL CHANGE REPURCHASE NOTICE

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Stride Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Fundamental Change Repurchase Notice, the undersigned Holder of the Perpetual Stride Preferred Stock identified below is exercising its Fundamental Change Repurchase Right with respect to (check one):

☐	all of the shares of Perpetual Stride Preferred Stock

☐	[1] shares of Perpetual Stride Preferred Stock

identified by CUSIP No.      and Certificate No.     .

The undersigned acknowledges that Certificate identified above, duly endorsed for transfer, must be delivered to the Paying Agent before the Fundamental Change Repurchase Price will be paid.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

A-6

ASSIGNMENT FORM

~~MICROSTRATEGY INCORPORATED~~STRATEGY INC

10.00% Series A Perpetual Stride Preferred Stock

Subject to the terms of the Certificate of Designations, the undersigned Holder of the Perpetual Stride Preferred Stock identified below assigns (check one):

☐	all of the shares of Perpetual Stride Preferred Stock

☐	[1] shares of Perpetual Stride Preferred Stock

identified by CUSIP No.      and Certificate No.     , and all rights thereunder, to:

Name:

Address:

Social security or tax id. #:

and irrevocably appoints:

as agent to transfer such Perpetual Stride Preferred Stock on the books of the Company. The agent may substitute another to act for him/her.

Date:
(Legal Name of Holder)

By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature
Guarantee Medallion Program

By:
Authorized Signatory

[1]	Must be a whole number.

A-7

EXHIBIT B

FORM OF GLOBAL CERTIFICATE LEGEND

THIS IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRANSFER AGENT AND ANY AGENT THEREOF AS THE OWNER AND HOLDER OF THE PERPETUAL STRIDE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE FOR ALL PURPOSES.

UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THE PERPETUAL STRIDE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THE PERPETUAL STRIDE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3(i) OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO.

B-1

1850 Towers Crescent Plaza | Tysons Corner, VA 22182 | Copyright ©2026. All Rights Reserved.
strategy.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STRATEGY INC ATTN: GENERAL COUNSEL 1850 TOWERS CRESCENT PLAZA TYSONS CORNER, VA 22182 VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 27, 2026. Have your Proxy Card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/MSTR2026SM You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 27, 2026. Have your Proxy Card in hand when you call and then follow the instructions. VOTE BY MAIL Please fill in, date, and sign your Proxy Card and return it in the postage-paid envelope we have provided by October 27, 2026 or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. T04077-TBD For Against Abstain ! ! ! ! ! ! 1. To approve and adopt an amended and restated certificate of designations for each of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, Variable Rate Series A Perpetual Stretch Preferred Stock, 8.00% Series A Perpetual Strike Preferred Stock and 10.00% Series A Perpetual Stride Preferred Stock to permit daily dividends. 2. To approve one or more adjournments of the 2026 Special Meeting of Stockholders from time to time if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1. The Board of Directors recommends you vote FOR each of the following proposals: Please sign exactly as your name or names appear(s) on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. STRATEGY INC SCAN TO VIEW MATERIALS & VOTE StrategyB

T04078-TBD Notice of Availability of Proxy Materials: The Notice of Special Meeting & Proxy Statement is available at www.proxyvote.com. Continued and to be signed on reverse side Strategy Inc Proxy for the Special Meeting of Stockholders to be held on Wednesday, October 28, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STRATEGY INC The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Saylor and Thomas C. Chow, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock of Strategy Inc (the “Company”) which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2026SM, on Wednesday, October 28, 2026 at 10:00 a.m. Eastern Time, and at any adjournment thereof (the “Meeting”). In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any continuation, postponement or adjournment thereof. This proxy, when properly delivered, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted “FOR” with respect to Proposals 1 and 2. This proxy may be revoked by the undersigned at any time before its exercise by delivery of written revocation or a subsequently dated Proxy Card to the Secretary of the Company or by voting electronically during the Meeting.